  As filed with the Securities and Exchange Commission on September 28, 2000.

                                             1933 Act Registration No. 333-16615
                                             1940 Act Registration No. 811-07751
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                   Form N-1A

      REGISTRATION STATEMENT UNDER THE
        SECURITIES ACT OF 1933           [_]

      Pre-Effective Amendment No.        [_]

      Post-Effective Amendment No.  5    [X]

                                     and/or

      REGISTRATION STATEMENT UNDER THE
       INVESTMENT COMPANY ACT OF 1940    [_]

      Amendment No.  5                   [X]

                        (Check appropriate box or boxes)

                                ----------------

                        Nuveen Multistate Trust IV
               (Exact name of Registrant as Specified in Charter)

333 West Wacker Drive, Chicago, Illinois                 60606
(Address of Principal Executive Office)                (Zip Code)

       Registrant's Telephone Number, including Area Code: (312) 917-7700

    Gifford R. Zimmerman, Esq.--Vice President         With a copy to:
                 and Secretary                         Thomas S. Harman
             333 West Wacker Drive                 Morgan Lewis & Bockius LLP
            Chicago, Illinois 60606                   1800 M Street, N.W.
    (Name and Address of Agent for Service)          Washington, D.C. 20036

[X]  Immediately upon filing pursuant      [_] on (date) pursuant to paragraph
     to paragraph (b)                          (a)(1)
[_]  on       pursuant to paragraph  (b)   [_] 75 days after filing pursuant
[_] 60 days after filing pursuant to           to paragraph (a)(2)
    paragraph (a)(1)                       [_] on (date) pursuant to paragraph
                                               (a)(2) of Rule 485.

If appropriate, check the following box:
[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                    CONTENTS

                                       OF

                             REGISTRATION STATEMENT

                        UNDER THE SECURITIES ACT OF 1933

                               FILE NO. 333-16615

                                      AND

                             REGISTRATION STATEMENT

                    UNDER THE INVESTMENT COMPANY ACT OF 1940

                               FILE NO. 811-07751

    This Registration Statement comprises the following papers and contents:

                 The Facing Sheet

                 Cross-Reference Sheet

                 Part A-The Prospectus For:

                 Nuveen Kansas Municipal Bond Fund

                 Nuveen Kentucky Municipal Bond Fund

                 Nuveen Michigan Municipal Bond Fund

                 Nuveen Missouri Municipal Bond Fund

                 Nuveen Ohio Municipal Bond Fund

                 Nuveen Wisconsin Municipal Bond Fund

                 Part B-The Statement of Additional Information

                 Copy of the Annual Report to Shareholders (the financial
                  statements from which are incorporated by reference into the Statement of Additional Information)

                 Part C-Other Information

                 Signatures

                 Index to Exhibits

                 Exhibits

                                                                  NUVEEN
                                                                     Investments
--------------------------------------------------------------------------------

Municipal Bond Funds

                              --------------------------------------------------
                               PROSPECTUS  SEPTEMBER 28, 2000
--------------------------------------------------------------------------------

Dependable, tax-free income to help you keep more of what you earn.

                             [PHOTOS APPEAR HERE]

                                  INVEST WELL
Kansas                            LOOK AHEAD
Kentucky                      LEAVE YOUR MARK/SM/
Michigan
Missouri
Ohio
Wisconsin

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Section 1  The Funds

This section provides you with an overview of the funds including investment objectives, portfolio holdings and historical performance information.

Introduction                                                                   1
--------------------------------------------------------------------------------
Nuveen Kansas Municipal Bond Fund                                              2
--------------------------------------------------------------------------------
Nuveen Kentucky Municipal Bond Fund                                            4
--------------------------------------------------------------------------------
Nuveen Michigan Municipal Bond Fund                                            6
--------------------------------------------------------------------------------
Nuveen Missouri Municipal Bond Fund                                            8
--------------------------------------------------------------------------------
Nuveen Ohio Municipal Bond Fund                                               10
--------------------------------------------------------------------------------
Nuveen Wisconsin Municipal Bond Fund                                          12
--------------------------------------------------------------------------------

Section 2  How We Manage Your Money

This section gives you a detailed discussion of our investment and risk management strategies.

Who Manages the Funds                                                         14
--------------------------------------------------------------------------------
What Securities We Invest In                                                  15
--------------------------------------------------------------------------------
How We Select Investments                                                     17
--------------------------------------------------------------------------------
What the Risks Are                                                            17
--------------------------------------------------------------------------------
How We Manage Risk                                                            18
--------------------------------------------------------------------------------

Section 3  How You Can Buy and Sell Shares

This section provides the information you need to move money into or out of your account.

What Share Classes We Offer                                                   19
--------------------------------------------------------------------------------
How to Reduce Your Sales Charge                                               20
--------------------------------------------------------------------------------
How to Buy Shares                                                             21
--------------------------------------------------------------------------------
Systematic Investing                                                          21
--------------------------------------------------------------------------------
Systematic Withdrawal                                                         22
--------------------------------------------------------------------------------
Special Services                                                              23
--------------------------------------------------------------------------------
How to Sell Shares                                                            24
--------------------------------------------------------------------------------

Section 4  General Information

This section summarizes the funds' distribution policies and other general fund information.

Dividends, Distributions and Taxes                                            26
--------------------------------------------------------------------------------
Distribution and Service Plans                                                28
--------------------------------------------------------------------------------
Net Asset Value                                                               28
--------------------------------------------------------------------------------
Fund Service Providers                                                        29
--------------------------------------------------------------------------------

Section 5  Financial Highlights

This section provides the funds' financial performance
for the past five years.                                                      30
--------------------------------------------------------------------------------

Appendix Additional State Information                                         36
--------------------------------------------------------------------------------

We have used the icons below throughout this prospectus to make it easy for you to find the type of information you need.

Investment Strategy

Risks

Fees, Charges and Expenses

Shareholder Instructions

Performance and Current Portfolio Information

                                                          September 28, 2000

Section 1  The Funds

                Nuveen Kansas Municipal Bond Fund
                Nuveen Kentucky Municipal Bond Fund
                Nuveen Michigan Municipal Bond Fund
                Nuveen Missouri Municipal Bond Fund
                Nuveen Ohio Municipal Bond Fund
                Nuveen Wisconsin Municipal Bond Fund


Introduction

This prospectus is intended to provide important information to help you evaluate whether one of the Nuveen Mutual Funds listed above may be right for you. Please read it carefully before investing and keep it for future reference.

--------------------------------------------------------------------------------
 NOT FDIC OR GOVERNMENT INSURED          MAY LOSE VALUE       NO BANK GUARANTEE
--------------------------------------------------------------------------------

                                                           Section 1 The Funds 1

Nuveen Kansas Municipal Bond Fund

Fund Overview

Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

How the Fund Pursues Its Objective

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

What are the Risks of Investing in the Fund?

The principal risks of investing in the fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in Kansas bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

Is This Fund Right For You?

The fund may be a suitable investment for you if you seek to:

  .Earn regular monthly tax-free dividends;

  .Preserve investment capital over time;

  .Reduce taxes on investment income; or

  .Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:

  .Pursue long-term growth;

  .Invest through an IRA or 401(k) plan; or

  .Avoid fluctuations in share price.

How the Fund Has Performed

The chart and table below illustrate annual fund returns for each of the past seven years as well as annualized fund and index returns for the one- and five-year and inception periods ending December 31, 1999. This information is intended to help you assess the variability of fund returns over the past seven years (and consequently, the potential rewards and risks of a fund investment). Past performance is not necessarily an indication of future performance.

Total Returns/1/

[BAR CHART APPEARS HERE]

1993    1994    1995    1996    1997    1998    1999
----    ----    ----    ----    ----    ----    ----
14.1    -8.3    17.7     3.4     9.7     6.2    -5.8

From inception in January 1992 to December 31, 1999, the highest and lowest quarterly returns were 6.96% and -7.73%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does include sales charges.


                               Average Annual Total Returns for
                             the Periods Ending December 31, 1999
                             ------------------------------------
Class                            1 Year     5 Year    Inception
-----------------------------------------------------------------
Class A (Offer)                  -9.78%     5.02%       4.93%
Class B                         -10.16%     4.95%       4.77%
Class C                          -6.40%     5.48%       5.08%
Class R                          -5.64%     6.17%       5.65%
-----------------------------------------------------------------
LB Market
 Benchmark/2/                    -2.06%     6.91%       6.24%
Lipper
 Peer Group/3/                   -3.65%     5.58%       5.40%


2 Section 1 The Funds

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Transaction Expenses/4/

Paid Directly From Your Investment

Share Class                          A       B       C       R/5/
-----------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                       4.20%/6/ None    None    None
-----------------------------------------------------------------
Maximum Sales Charge Imposed
on Reinvested Dividends             None    None    None    None
-----------------------------------------------------------------
Exchange Fees                       None    None    None    None
-----------------------------------------------------------------
Deferred Sales Charge/7/            None/8/   5%/9/   1%/10/None
-----------------------------------------------------------------

Annual Fund Operating Expenses/11/

Paid From Fund Assets

Share Class                          A       B       C       R
-----------------------------------------------------------------
Management Fees                     .55%    .55%    .55%    .55%
-----------------------------------------------------------------
12b-1 Distribution and Service Fees .20%    .95%    .75%     --%
-----------------------------------------------------------------
Other Expenses                      .26%    .27%    .27%    .30%
-----------------------------------------------------------------
Total Annual Fund Operating
Expenses--Gross+                   1.01%   1.77%   1.57%    .85%


    +After Expense Reimbursements
     Net expenses reflect a voluntary expense limitation by the fund's investment adviser that may be modified or discontinued without notice at the adviser's discretion.
-----------------------------------------------------------------------
     Expense Reimbursements        (.01%)  (.01%)  (.01%)  (.01%)
-----------------------------------------------------------------------
     Total Annual Fund
     Operating Expenses--Net       1.00%   1.76%   1.56%    .84%
-----------------------------------------------------------------------

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.

                    Redemption                    No Redemption

Share Class     A      B      C      R      A      B      C      R
--------------------------------------------------------------------
1 Year       $  519 $  575 $  160 $   87 $  519 $  180 $  160 $   87
--------------------------------------------------------------------
3 Years      $  728 $  874 $  496 $  271 $  728 $  557 $  496 $  271
--------------------------------------------------------------------
5 Years      $  954 $1,073 $  855 $  471 $  954 $  959 $  855 $  471
--------------------------------------------------------------------
10 Years     $1,604 $1,883 $1,867 $1,049 $1,604 $1,883 $1,867 $1,049
--------------------------------------------------------------------


How the Fund Is Invested (as of 5/31/00)

Portfolio Statistics

Average Effective Maturity                          21.42 years
-----------------------------------------------------------------
Average Duration                                           9.39
-----------------------------------------------------------------
Weighted Average Credit Quality                              A+
-----------------------------------------------------------------
Number of Issues                                             61
-----------------------------------------------------------------

Credit Quality

AAA/U.S. Guaranteed                                         28%
-----------------------------------------------------------------
AA                                                          17%
-----------------------------------------------------------------
A                                                           26%
-----------------------------------------------------------------
BBB                                                         11%
-----------------------------------------------------------------
NR                                                          18%
-----------------------------------------------------------------

Sector Diversification (Top 5)

[PIE CHART APPEARS HERE]

Education and Civic Organizations           9%

Housing-Multifamily                        15%

U.S. Guaranteed                            10%

Healthcare                                 18%

Tax Obligation-Limited                     18%

Other                                      30%


1. Class A total returns reflect actual performance for all periods; Class B, C and R total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 6/30/00 was 4.19%.

2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

3. Peer Group returns represent the average annualized returns of the funds in the Lipper Kansas Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."

7.  As a percentage of the lesser of purchase price or redemption proceeds.

8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

10. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.

11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

                                                       Section 1  The Funds    3

                      Nuveen Kentucky Municipal Bond Fund

Fund Overview

Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases local, income taxes as is consistent with preservation of capital.

How the Fund Pursues Its Objective

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

What are the Risks of Investing in the Fund?

The principal risks of investing in the fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in Kentucky bonds. As with any mutual fund investment, loss of money is a risk of investing.

Is This Fund Right For You?

The fund may be a suitable investment for you if you seek to:
   .Earn regular monthly tax-free dividends;
   .Preserve investment capital over time;

   .Reduce taxes on investment income; or
   .Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:
   .Pursue long-term growth;

   .Invest through an IRA or 401(k) plan; or .Avoid fluctuations in share price.

How the Fund Has Performed

The chart and table below illustrate annual fund returns for each of the past ten years as well as annualized fund and index returns for the one-, five- and ten-year periods ending December 31, 1999. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment). Past performance is not necessarily an indication of future performance.

Total Returns/1/

                           [BAR CHART APPEARS HERE]

                             Class A Annual Return

                             1990              6.5
                             1991             12.4
                             1992              9.3
                             1993             12.3
                             1994             -5.4
                             1995             17.3
                             1996              3.9
                             1997              9.1
                             1998              6.9
                             1999             -4.4

During the ten years ending December 31, 1999, the highest and lowest quarterly returns were 7.13% and -5.54%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does include sales charges.


                   Average Annual Total Returns for
                 the Periods Ending December 31, 1999
                 ------------------------------------
Class                   1 Year     5 Year    10 Year
-----------------------------------------------------
Class A (Offer)         -8.44%      5.06%      5.93%

Class B                 -8.77%      5.11%      5.90%

Class C                 -4.95%      5.41%      5.80%

Class R                 -4.23%      6.07%      6.43%
-----------------------------------------------------
LB Market
   Benchmark/2/         -2.06%      6.91%      6.89%
Lipper
   Peer Group/3/        -3.19%      5.99%      6.40%

4  Section 1  The Funds

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/4/

Paid Directly From Your Investment

Share Class                               A           B        C       R/5/
 ...........................................................................
Maximum Sales Charge Imposed
on Purchases                           4.20%/6/      None     None     None
 ...........................................................................
Maximum Sales Charge Imposed
on Reinvested Dividends                    None      None     None     None
 ...........................................................................
Exchange Fees                              None      None     None     None
 ...........................................................................
Deferred Sales Charge/7/                None/8/     5%/9/   1%/10/     None
 ...........................................................................

 Annual Fund Operating Expenses/11/

Paid From Fund Assets

Share Class                               A       B       C       R
 .....................................................................
Management Fees                         .53%     .53%    .53%    .53%
 .....................................................................
12b-1 Distribution and Service Fees     .20%     .95%    .75%      -%
 .....................................................................
Other Expenses                          .23%     .24%    .23%    .24%
---------------------------------------------------------------------
Total Annual Fund Operating Expenses    .96%    1.72%   1.51%    .77%

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.

                            Redemption                                No Redemption
Share Class       A          B          C         R         A          B          C         R
 ................................................................................................
1 Year          $  514     $  570     $  154     $ 79     $  514     $  175     $  154     $ 79
 ...............................................................................................
3 Years         $  713     $  860     $  477     $246     $  713     $  542     $  477     $246
 ...............................................................................................
5 Years         $  929     $1,047     $  824     $428     $  929     $  933     $  824     $428
 ...............................................................................................
10 Years        $1,549     $1,829     $1,802     $954     $1,549     $1,829     $1,802     $954
 ...............................................................................................


How the Fund Is Invested (as of 5/31/00)

 Portfolio Statistics

Average Effective Maturity          19.26 years
 ...............................................
Average Duration                           8.04
 ...............................................
Weighted Average Credit Quality              AA
 ...............................................
Number of Issues                            161
 ...............................................

 Credit Quality

AAA/U.S. Guaranteed                         54%
 ...............................................
AA                                           8%
 ...............................................
A                                           18%
 ...............................................
BBB                                         15%
 ...............................................
NR                                           5%
 ...............................................

 Sector Diversification (Top 5)

[PIE CHART APPEARS HERE]

Other                     34%
Tax Obligation-Limited    19%
Healthcare                17%
U.S. Guaranteed           13%
Utilities                  9%
Housing-Single Family      8%



1. Class A total returns reflect actual performance for all periods; Class B, C and R total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 6/30/00 was 3.68%.

2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

3. Peer Group returns represent the average annualized returns of the funds in the Lipper Kentucky Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."

7.   As a percentage of the lesser of purchase price or redemption proceeds.

8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

10.  Class C shares redeemed within one year of purchase are subject to a 1%
     CDSC.

11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

                                                         Section 1  The Funds  5

                      Nuveen Michigan Municipal Bond Fund

Fund Overview

Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

How the Fund Pursues Its Objective

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

What are the Risks of Investing in the Fund?

The principal risks of investing in the fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in Michigan bonds. As with any mutual fund investment, loss of money is a risk of investing.

Is This Fund Right For You?

The fund may be a suitable investment for you if you seek to:
   .Earn regular monthly tax-free dividends;
   .Preserve investment capital over time;

   .Reduce taxes on investment income; or
   .Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:
   .Pursue long-term growth;

   .Invest through an IRA or 401(k) plan; or .Avoid fluctuations in share price.

How the Fund Has Performed

The chart and table below illustrate annual fund returns for each of the past ten years as well as annualized fund and index returns for the one-, five- and ten-year periods ending December 31, 1999. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment). Past performance is not necessarily an indication of future performance.

Total Returns/1/

                           [BAR CHART APPEARS HERE]

                            Class A Annual Returns

                             1990              5.3
                             1991             11.6
                             1992              9.6
                             1993             12.0
                             1994             -5.0
                             1995             16.3
                             1996              3.8
                             1997              8.9
                             1998              5.6
                             1999             -5.0

During the ten years ending December 31, 1999, the highest and lowest quarterly returns were 6.10% and -5.31%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does include sales charges.

                   Average Annual Total Returns for
                 the Periods Ending December 31, 1999
                 ------------------------------------
Class                   1 Year     5 Year    10 Year
-----------------------------------------------------
Class A (Offer)         -9.02%      4.80%      5.64%

Class B                 -9.26%      4.86%      5.61%

Class C                 -5.50%      5.14%      5.47%

Class R                 -4.84%      5.81%      6.15%
-----------------------------------------------------

LB Market
   Benchmark/2/         -2.06%      6.91%      6.89%
Lipper
   Peer Group/3/        -4.12%      5.72%      6.24%

6  Section 1  The Funds

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/4/

Paid Directly From Your Investment

Share Class                             A          B         C        R/5/
 .............................................................................
Maximum Sales Charge Imposed
on Purchases                        4.20%/6/      None      None      None
 .............................................................................
Maximum Sales Charge Imposed
on Reinvested Dividends                 None      None      None      None
 .............................................................................
Exchange Fees                           None      None      None      None
 .............................................................................
Deferred Sales Charge/7/             None/8/     5%/9/    1%/10/      None
 .............................................................................

 Annual Fund Operating Expenses/11/

Paid From Fund Assets

Share Class                             A          B         C         R
 .............................................................................
Management Fees                       .54%       .54%      .54%      .54%
 .............................................................................

12b-1 Distribution and Service Fees   .20%       .95%      .75%        -%
 .............................................................................
Other Expenses                        .23%       .24%      .22%      .23%
 .............................................................................
Total Annual Fund Operating
Expenses-Gross+                       .97%      1.73%     1.51%      .77%

    + After Expense Reimbursements
      Expense Reimbursements         (.01%)     (.01%)    (.01%)    (.01%)
 .............................................................................
      Total Annual Fund
      Operating Expenses-Net          .96%      1.72%     1.50%      .76%
 .............................................................................

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.


                           Redemption                   No Redemption
Share Class        A       B       C      R        A       B       C      R
 .............................................................................

 1 Year         $  515  $  571  $  154  $ 79    $  515  $  176  $  154  $ 79
 .............................................................................
 3 Years        $  716  $  863  $  477  $246    $  716  $  545  $  477  $246
 .............................................................................
 5 Years        $  934  $1,053  $  824  $428    $  934  $  939  $  824  $428
 .............................................................................
 10 Years       $1,560  $1,840  $1,802  $954    $1,560  $1,840  $1,802  $954
 .............................................................................




How the Fund Is Invested (as of 5/31/00)

 Portfolio Statistics

Average Effective Maturity                        18.79 years
 .............................................................
Average Duration                                         8.93
 .............................................................
Weighted Average Credit Quality                           AA+
 .............................................................
Number of Issues                                          126
 .............................................................

 Credit Quality


AAA/U.S. Guaranteed                                       61%
 .............................................................
AA                                                        15%
 .............................................................
A                                                          7%
 .............................................................
BBB                                                       14%
 .............................................................
NR                                                         3%
 .............................................................


 Sector Diversification (Top 5)

[PIE CHART APPEARS HERE]

Tax Obligation-Limited  17%
Other                   25%
Water and Sewer          9%
Tax Obligation-General  21%
U.S. Guaranteed         12%
Healthcare              16%


1. Class A total returns reflect actual performance for all periods; Class B, C and R total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 6/30/00 was 3.80%.

2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

3. Peer Group returns represent the average annualized returns of the funds in the Lipper Michigan Municipal Debt Category. Return assume reinvestment of dividends and do not reflect any applicable sales charges.

4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."

7.  As a percentage of the lesser of purchase price or redemption proceeds.

8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

10. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.

11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

                                                       Section 1  The Funds    7

                      Nuveen Missouri Municipal Bond Fund

Fund Overview

Investment Objective
The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases local, income taxes as is consistent with preservation of capital.

How the Fund Pursues Its Objective

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

What are the Risks of Investing in the Fund?

The principal risks of investing in the fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in Missouri bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

Is This Fund Right For You?

The fund may be a suitable investment for you if you seek to:
 .  Earn regular monthly tax-free dividends;
 .  Preserve investment capital over time;
 . Reduce taxes on investment income; or . Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:
 .  Pursue long-term growth;
 . Invest through an IRA or 401(k) plan; or . Avoid fluctuations in share price.

How the Fund Has Performed

The chart and table below illustrate annual fund returns for each of the past ten years as well as annualized fund and index returns for the one-, five-and ten-year periods ending December 31, 1999. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment). Past performance is not necessarily an indication of future performance.

Total Returns/1/

                           [BAR CHART APPEARS HERE]

                            Class A Annual Returns

                                1990       6.4
                                1991      12.0
                                1992       9.0
                                1993      13.5
                                1994      -6.1
                                1995      16.3
                                1996       3.9
                                1997       9.4
                                1998       5.8
                                1999      -4.3


During the ten years ending December 31, 1999, the highest and lowest quarterly returns were 6.61% and -5.65%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does include sales charges.

                           Average Annual Total Returns for
                         the Periods Ending December 31, 1999
                         ....................................

Class                       1 Year     5 Year     10 Year
----------------------------------------------------------------
Class A (Offer)             -8.40%      5.06%       5.90%
Class B                     -8.71%      5.11%       5.86%
Class C                     -4.88%      5.40%       5.76%
Class R                     -4.15%      6.10%       6.41%
----------------------------------------------------------------
LB Market
  Benchmark/2/              -2.06%      6.91%       6.89%
Lipper
  Peer Group/3/             -4.29%      5.87%       5.97%

8   Section 1   The Funds

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Transaction Expenses/4/

Paid Directly From Your Investment

Share Class                               A          B          C         R/5/
 ................................................................................
Maximum Sales Charge Imposed
on Purchases                            4.20%/6/    None       None       None
 ................................................................................
Maximum Sales Charge Imposed
on Reinvested Dividends                  None       None       None       None
 ................................................................................
Exchange Fees                            None       None       None       None
 ................................................................................
Deferred Sales Charge/7/                 None/8/    5%/9/      1%/10/     None
 ................................................................................

Annual Fund Operating Expenses/11/

Paid From Fund Assets

Share Class                               A          B          C          R
 ................................................................................
Management Fees                          .54%       .54%       .54%       .54%
 ................................................................................
12b-1 Distribution and Service Fees      .20%       .95%       .75%        --%
 ................................................................................
Other Expenses                           .22%       .22%       .21%       .23%
 ................................................................................
Total Annual Fund Operating
Expenses-Gross+                          .96%      1.71%      1.50%       .77%

     + After Expense Reimbursements
       Expense Reimbursements           (.01%)     (.01%)     (.01%)     (.01%)
       ........................................................................
       Total Annual Fund
       Operating Expenses-Net            .95%      1.70%      1.49%       .76%
       ........................................................................


The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.


                         Redemption                     No Redemption
Share Class       A       B       C       R       A       B       C       R
 ............................................................................
 1 Year         $  514  $  569  $  153  $ 79    $  514  $  174  $  153  $ 79
 ............................................................................
 3 Years        $  713  $  857  $  474  $246    $  713  $  539  $  474  $246
 ............................................................................
 5 Years        $  929  $1,042  $  818  $428    $  929  $  928  $  818  $428
 ............................................................................
 10 Years       $1,549  $1,821  $1,791  $954    $1,549  $1,821  $1,791  $954
 ............................................................................


How the Fund Is Invested (as of 5/31/00)

Portfolio Statistics

Average Effective Maturity                          19.60 years
 ................................................................
Average Duration                                           8.46
 ................................................................
Weighted Average Credit Quality                             AA-
 ................................................................
Number of Issues                                            119
 ................................................................

Credit Quality

AAA/U.S. Guaranteed                                         49%
 ................................................................
AA                                                           8%
 ................................................................
A                                                           10%
 ................................................................
BBB                                                          9%
 ................................................................
NR                                                          24%
 ................................................................

Sector Diversification (Top 5)

                           [PIE CHART APPEARS HERE]

Tax Obligation-Limited                 14%

Housing-Multifamily                    13%

U.S. Guaranteed                        11%

Healthcare                             15%

Education and Civic Organization       12%

Other                                  35%

1. Class A total returns reflect actual performance for all periods; Class B, C and R total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 6/30/00 was 3.39%.

2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

3. Peer Group returns represent the average annualized returns of the funds in the Lipper Missouri Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."

7.  As a percentage of the lesser of purchase price or redemption proceeds.

8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

10. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.

11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

                                                       Section 1  The Funds    9

                        Nuveen Ohio Municipal Bond Fund

Fund Overview

Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

How the Fund Pursues Its Objective

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

What are the Risks of Investing in the Fund?

The principal risks of investing in the fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in Ohio bonds. As with any mutual fund investment, loss of money is a risk of investing.

Is This Fund Right For You?

The fund may be a suitable investment for you if you seek to:

   .  Earn regular monthly tax-free dividends;
   .  Preserve investment capital over time;
   . Reduce taxes on investment income; or . Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:

   .  Pursue long-term growth;
   . Invest through an IRA or 401(k) plan; or . Avoid fluctuations in share price.

How the Fund Has Performed

The chart and table below illustrate annual fund returns for each of the past ten years as well as annualized fund and index returns for the one-, five- and ten-year periods ending December 31, 1999. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment). Past performance is not necessarily an indication of future performance.

Total Returns/1/

                           [BAR CHART APPEARS HERE]

                            Class A Annual Returns


                                1990       6.2
                                1991      11.8
                                1992       8.5
                                1993      11.6
                                1994      -4.6
                                1995      15.5
                                1996       3.3
                                1997       8.3
                                1998       5.8
                                1999      -4.3


During the ten years ending December 31, 1999, the highest and lowest quarterly returns were 6.05% and -4.69%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does include sales charges.


                                  Average Annual Total Returns for
                                the Periods Ending December 31, 1999
                                ....................................
Class                           1 Year        5 Year         10 Year
--------------------------------------------------------------------
Class A (Offer)                 -8.31%         4.62%           5.56%
Class B                         -8.68%         4.65%           5.52%
Class C                         -4.76%         4.95%           5.43%
Class R                         -4.05%         5.65%           6.07%
--------------------------------------------------------------------
LB Market
 Benchmark/2/                   -2.06%         6.91%           6.89%
Lipper
 Peer Group/3/                  -3.63%         5.84%           6.26%

10    Section 1   The Funds

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/4/

Paid Directly From Your Investment

Share Class                             A        B         C        R/5/
 ..........................................................................
Maximum Sales Charge Imposed
on Purchases                          4.20%/6/  None      None      None
 ..........................................................................
Maximum Sales Charge Imposed
on Reinvested Dividends                 None    None      None      None
 ..........................................................................
Exchange Fees                           None    None      None      None
 ..........................................................................
Deferred Sales Charge/7/                None/8/   5%/9/     1%/10/  None
 ..........................................................................

 Annual Fund Operating Expenses/11/

Paid From Fund Assets

Share Class                             A        B         C         R
 ..........................................................................
Management Fees                        .53%     .53%      .53%      .53%
 ..........................................................................
12b-1 Distribution and Service Fees    .20%     .95%      .75%        -%
 ..........................................................................
Other Expenses                         .17%     .17%      .17%      .17%
 ..........................................................................
Total Annual Fund Operating
Expenses-Gross+                        .90%    1.65%     1.45%      .70%

    +After Expense Reimbursements
     Net expenses reflect a voluntary expense limitation by the fund's investment adviser that may be modified or discontinued without notice at the adviser's discretion.
    ..........................................................................
       Expense Reimbursements         (.01%)   (.01%)    (.01%)    (.01%)
    ..........................................................................
       Total Annual Fund
       Operating Expenses-Net          .89%    1.64%     1.44%      .69%
    ..........................................................................

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.

                          Redemption                    No Redemption
Share Class        A       B       C      R        A       B       C      R
 ................................................................................
 1 Year         $  508  $  563  $  148  $ 72    $  508  $  168  $  148  $ 72
 ................................................................................
 3 Years        $  695  $  839  $  459  $224    $  695  $  520  $  459  $224
 ................................................................................
 5 Years        $  898  $1,011  $  792  $390    $  898  $  897  $  792  $390
 ................................................................................
 10 Years       $1,481  $1,754  $1,735  $871    $1,481  $1,754  $1,735  $871
 ................................................................................

How the Fund Is Invested (as of 5/31/00)

 Portfolio Statistics

Average Effective Maturity                  18.22 years
 ........................................................
Average Duration                                   8.34
 ........................................................
Weighted Average Credit Quality                     AA+
 ........................................................
Number of Issues                                    232
 ........................................................

 Credit Quality

AAA/U.S. Guaranteed                                 65%
 ........................................................
AA                                                   8%
 ........................................................
A                                                   12%
 ........................................................
BBB                                                  9%
 ........................................................
NR                                                   6%
 ........................................................

Sector Diversification (Top 5)

[PIE CHART APPEARS HERE]

Housing-Single Family        7%
Utilities                   11%
Other                       29%
Healthcare                  17%
U.S. Guaranteed             20%
Tax Obligation-General      16%

1. Class A total returns reflect actual performance for all periods; Class B, C and R total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 6/30/00 was 3.91%.

2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

3. Peer Group returns reflect the performance of the Lipper Ohio Municipal Debt Index, a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Ohio Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."

7.  As a percentage of the lesser of purchase price or redemption proceeds.

8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

10. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.

11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

                                                      Section 1  The Funds    11

                     Nuveen Wisconsin Municipal Bond Fund

Fund Overview

Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

How the Fund Pursues Its Objective

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

What are the Risks of Investing in the Fund?

The principal risks of investing in the fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in Wisconsin bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

Is This Fund Right For You?

The fund may be a suitable investment for you if you seek to:

     . Earn regular monthly tax-free dividends;

     . Preserve investment capital over time;

     . Reduce taxes on investment income; or

     . Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:

     . Pursue long-term growth;

     . Invest through an IRA or 401(k) plan; or

     . Avoid fluctuations in share price.

How the Fund Has Performed

The chart and table below illustrate annual fund returns for each of the past five years as well as annualized fund and index returns for the one- and five-year and inception periods ending December 31, 1999. This information is intended to help you assess the variability of fund returns over the past five years (and consequently, the potential rewards and risks of a fund investment). Past performance is not necessarily an indication of future performance.

Total Returns/1/

[BAR CHART APPEARS HERE]

           Class A
Year    Annual Returns
----    --------------
1995         17.2%
1996          2.5%
1997          9.4%
1998          6.6%
1999         -6.8%

From inception in June 1994 to December 31, 1999, the highest and lowest quarterly returns were 6.57% and -2.64%, respectively for the quarters ending 3/31/95 and 3/31/96. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does include sales charges.

                    Average Annual Total Returns
                       for the Periods Ending
                         December 31, 1999
                   ------------------------------
Class              1 Year     5 Year    Inception
-------------------------------------------------
Class A (Offer)    -10.75%     4.56%      3.57%
Class B            -11.05%     4.66%      3.60%
Class C             -7.28%     5.02%      3.94%
Class R             -6.67%     5.64%      4.52%
-------------------------------------------------
LB Market
 Benchmark/2/       -2.06%     6.91%      5.91%
Lipper
 Peer Group/3/      -3.83%     5.73%      4.72%

12  Section 1  The Funds

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Transaction Expenses/4/

Paid Directly From Your Investment

Share Class                          A       B       C       R/5/
 ..................................................................
Maximum Sales Charge Imposed
on Purchases                       4.20%/6/ None    None    None
 ..................................................................
Maximum Sales Charge Imposed
on Reinvested Dividends             None    None    None    None
 ..................................................................
Exchange Fees                       None    None    None    None
 ..................................................................
Deferred Sales Charge/7/            None/8/   5%/9/   1%/10/ None
 ..................................................................

 Annual Fund Operating Expenses/11/


Paid From Fund Assets

Share Class                          A       B       C       R
 .................................................................
Management Fees                     .55%    .55%    .55%    .55%
 .................................................................
12b-1 Distribution and Service Fees .20%    .95%    .75%      -%
 .................................................................
Other Expenses                      .39%    .39%    .39%    .37%
-----------------------------------------------------------------
Total Annual Fund Operating
Expenses-Gross+                    1.14%   1.89%   1.69%    .92%


    +After Expense Reimbursement
     Net expenses reflect a voluntary expense limitation by the fund's investment adviser that may be modified or discontinued without notice at the adviser's discretion.
     .............................................................
     Expense Reimbursements        (.13%)  (.14%)  (.13%)  (.14%)
     .............................................................
     Total Annual Fund
     Operating Expenses-Net        1.01%   1.75%   1.56%    .78%
     .............................................................


The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.



                          Redemption                No Redemption
Share Class        A       B       C       R       A       B       C       R
 ..............................................................................
 1 Year         $  531  $  586  $  172  $    94 $  531  $  192  $  172  $   94
 ..............................................................................
 3 Years        $  767  $  910  $  533  $   293 $  767  $  594  $  533  $  293
 ..............................................................................
 5 Years        $1,021  $1,134  $  918  $   509 $1,021  $1,021  $  918  $  509
 ..............................................................................
 10 Years       $1,748  $2,016  $1,998  $ 1,131 $1,748  $2,016  $1,998  $1,131
 ..............................................................................


How the Fund Is Invested (as of 5/31/00)

Portfolio Statistics

Average Effective Maturity      21.10 years
 ...........................................
Average Duration                      10.56
 ...........................................
Weighted Average Credit Quality          A+
 ...........................................
Number of Issues                         66
 ...........................................


Credit Quality

AAA/U.S. Guaranteed                     34%
 ...........................................
AA                                      19%
 ...........................................
A                                       19%
 ...........................................
BBB                                      8%
 ...........................................
NR                                      20%
 ...........................................


 Sector Diversification (Top 5)

         [PIE CHART APPEARS HERE]

Healthcare                               5%

Housing-Multifamily                      9%

Education and Civic Organizations        6%

Other                                   15%

U.S. Guaranteed                          9%

Tax Obligation-Limited                  56%



1. Class A total returns reflect actual performance for all periods; Class B, C and R total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 6/30/00 was 5.25%.

2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

3. Peer Group returns represent the average annualized returns of the funds in the Lipper Other States Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."

7.  As a percentage of the lesser of purchase price or redemption proceeds.

8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

10. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.

11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

                                                        Section 1  The Funds  13

Section 2  How We Manage Your Money

To help you understand how the funds' assets are managed, this section includes a detailed discussion of the adviser's investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.

Who Manages the Funds


Nuveen Advisory Corp. ("Nuveen Advisory"), the funds' investment adviser, together with its advisory affiliate, Nuveen Institutional Advisory Corp., offer premier advisory and investment management services to a broad range of mutual fund clients. In the Nuveen family, these advisers are commonly referred to as Nuveen Investment Management or NIM. Nuveen Advisory is responsible for the selection and on-going monitoring of the municipal bonds in the funds' investment portfolio, managing the funds' business affairs and providing certain clerical, bookkeeping and other administrative services. The NIM advisers are located at 333 West Wacker Drive, Chicago, IL 60606.


The NIM advisers are wholly owned subsidiaries of Nuveen Investments ("Nuveen"). Founded in 1898, Nuveen has been synonymous with investments that withstand the test of time. Today we provide managed assets and structured investment products and services to help financial advisors serve the wealth management needs of individuals and families. Nuveen manages or overseas $71 billion in assets.

Nuveen Advisory is responsible for execution of specific investment strategies and day-to-day investment operations. Nuveen Advisory manages each fund using a team of analysts and portfolio managers that focus on a specific group of funds. Day-to-day operation of each fund and the execution of its specific investment strategies is the responsibility of the designated portfolio manager described below.


Michael S. Davern has been the portfolio manager for the Kansas and Missouri Funds since 1992, the Michigan Fund since 1993, and the Wisconsin Fund since 1994. Mr. Davern became a Vice President of Flagship Financial Inc. in 1991, and subsequently became a Vice President of Nuveen Advisory upon the acquisition of Flagship Resources Inc. by The John Nuveen Company in January 1997. Mr. Davern currently manages investments for fifteen Nuveen-sponsored investment companies, including the Arizona, Colorado, New Mexico, and Louisiana Funds.


Thomas J. O'Shaughnessy has been the portfolio manager for the Kentucky Fund since July 1998, a portfolio manager for Nuveen Advisory since 1991 and an Assistant Vice President since 1998. Mr. O'Shaughnessy currently manages investments for thirteen Nuveen-sponsored investment companies, including the Georgia, Florida, North Carolina, Pennsylvania, and Tennessee Funds.

J. Thomas Futrell has been the portfolio manager for the Ohio Fund since July 1998. Mr. Futrell is a Chartered Financial Analyst and has been a Vice


14  Section 2  How We Manage Your Money

President of Nuveen Advisory since 1991. He currently manages investments for ten Nuveen-sponsored investment companies, including the Massachusetts, Massachusetts Insured, and New Jersey Funds.

For the most recent fiscal year, the funds paid the following management fees to Nuveen Advisory as a percentage of net assets:

--------------------------------------------
Nuveen Kansas Municipal Bond Fund       .55%
--------------------------------------------
Nuveen Kentucky Municipal Bond Fund     .53%
--------------------------------------------
Nuveen Michigan Municipal Bond Fund     .54%
--------------------------------------------
Nuveen Missouri Municipal Bond Fund     .54%
--------------------------------------------
Nuveen Ohio Municipal Bond Fund         .53%
--------------------------------------------
Nuveen Wisconsin Municipal Bond Fund    .43%
--------------------------------------------


What Securities We Invest In

Each fund's investment objective may not be changed without shareholder approval. The following investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

Municipal Bonds

The funds invest primarily in municipal bonds that pay interest that is exempt from regular federal, state and, in some cases, local income tax. Income from these bonds may be subject to the federal alternative minimum tax.

States, local governments and municipalities issue municipal bonds to raise money for various public purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses. These bonds include general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source, and revenue bonds, which may be repaid only from the revenue of a specific facility or source.

The funds may purchase municipal bonds that represent lease obligations.
These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the funds will only purchase these bonds where the issuer has a strong incentive to continue making appropriations until maturity.

The funds may invest in inverse floating rate securities, sometimes referred to as "inverse floaters." Inverse floaters have variable interest rates that move in the opposite direction from movements in prevailing short-term interest rate levels--rising when prevailing short-term interest rates fall, and vice versa. In addition to paying fluctuating income levels, the prices of inverse floaters can be more volatile than the prices of conventional fixed-rate bonds with comparable maturities.

In evaluating municipal bonds of different credit qualities or maturities, Nuveen Advisory takes into account the size of yield spreads. Yield spread is the additional return the funds may earn by taking on additional credit risk or interest rate risk. For example, yields on low quality bonds are higher than yields on high quality bonds because investors must be compensated for incurring the higher credit risk associated with low

                                         Section 2  How We Manage Your Money  15
quality bonds. If yield spreads do not provide adequate compensation for the additional risk associated with low quality bonds, the funds will buy bonds of relatively higher quality. Similarly, in evaluating bonds of different maturities, Nuveen Advisory evaluates the comparative yield available on these bonds. If yield spreads on long-term bonds do not compensate the funds adequately for the additional interest rate risk the funds must assume, the funds will buy bonds of relatively shorter maturity. In addition, municipal bonds in a particular industry may provide higher yields relative to their risk compared to bonds in other industries. If that occurs, a fund may buy relatively more bonds from issuers in that industry. In that case, the fund's portfolio composition would change from time to time.

Quality Municipal Bonds

The funds purchase only quality municipal bonds that are either rated investment grade (AAA/Aaa to BBB/Baa) by independent rating agencies at the time of purchase or are non-rated but judged to be investment grade by the funds' investment adviser. If suitable municipal bonds from a specific state are not available at attractive prices and yields, a fund may invest in municipal bonds of U.S. territories (such as Puerto Rico and Guam) which are exempt from regular federal, state and local income taxes. The Michigan and Ohio Funds may not invest more than 20% of their net assets in these territorial municipal bonds.

Portfolio Maturity

Each fund buys municipal bonds with different maturities in pursuit of its investment objective, but maintains under normal market conditions an investment portfolio with an overall weighted average portfolio maturity of 15 to 30 years.

Short-Term Investments

Under normal market conditions, each fund may invest up to 20% of net assets in short-term, high quality municipal bonds. See "How We Manage Risk -- Hedging and Other Defensive Investment Strategies." The funds may invest in short-term, high quality taxable securities if suitable short-term municipal bonds are not available at reasonable prices and yields. If the funds invest in taxable securities, they may not achieve their investment objective. For more information on eligible short-term investments, see the Statement of Additional Information.

Forwards and Delayed-Delivery Settlements

Each fund may enter into contracts to purchase securities for a specified price at a future date later than the normal settlement date. If the delayed settlement takes place less than 61 days after purchase, it is referred to as a "delayed-delivery" transaction. Newly issued municipal bonds sold on a "when-issued" basis represent a common form of delayed-delivery transaction. If settlement takes place more than 60 days after purchase, the transaction is called a "forward." These transactions involve an element of risk because the value of the security to be purchased may decline before the settlement date.

Municipal "forwards" pay higher interest rates after settlement than standard bonds, to compensate the buyer for bearing market risk but deferring income during the settlement period, and can often be bought at attractive prices and yields. If a fund knows that a portfolio bond will, or is likely to, be called or mature on a specific future date, the fund may buy a forward settling on or about that date to replace the called or maturing bond and "lock in" a currently attractive interest rate.

16  Section 2  How We Manage Your Money

How We Select Investments

Nuveen Advisory selects municipal bonds for the funds based upon its assessment of a bond's relative value in terms of current yield, price, credit quality and future prospects. Nuveen Advisory is supported by Nuveen's award-winning team of specialized research analysts who review municipal securities available for purchase, monitor the continued creditworthiness of each fund's municipal investments, and analyze economic, political and demographic trends affecting the municipal markets. We utilize these resources to identify municipal bonds with favorable characteristics we believe are not yet recognized by the market. We then select those higher-yielding and undervalued municipal bonds that we believe represent the most attractive values.

Portfolio Turnover

Each fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of a fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The funds intend to keep portfolio turnover relatively low in order to reduce trading costs and the realization of taxable capital gains. Each fund, however, may make limited short-term trades to take advantage of market opportunities or reduce market risk.

What the Risks Are

Risk is inherent in all investing. Investing in a mutual fund -- even the most conservative -- involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in these funds. Because of these and other risks, you should consider an investment in any of these funds to be a long-term investment.

Credit risk: Each fund is subject to credit risk. Credit risk is the risk that an issuer of a municipal bond will be unable to meet its obligation to make interest and principal payments due to changing financial or market conditions.

Interest rate risk: Because the funds invest in fixed-income securities, the funds are subject to interest rate risk. Interest rate risk is the risk that the value of a fund's portfolio will decline because of rising interest rates. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments.

Income risk: The risk that the income from a fund's portfolio will decline because of falling market interest rates. This can result when the fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio's current earnings rate. Also, if a fund invests in inverse floating rate securities, whose income payments vary inversely with changes in short-term market rates, the fund's income may decrease if short-term interest rates rise.

State concentration risk: Because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risk from economic, political or regulatory changes that could adversely affect


                                          Section 2  How We Manage Your Money 17
municipal bond issuers in that state and therefore the value of the fund's investment portfolio. See "Appendix -- Additional State Information." These risks may be greater for the Kansas, Missouri and Wisconsin Funds, which as "non-diversified" funds may concentrate their investments in municipal bonds of certain issuers to a greater extent than the Kentucky, Michigan and Ohio Funds, which are diversified funds.

Inflation risk: The risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of each fund's assets can decline as can the value of the fund's distributions.

How We Manage Risk

In pursuit of its investment objective, each fund assumes investment risk, chiefly in the form of interest rate and credit risk. The funds limit this investment risk generally by restricting the type and maturities of municipal bonds they purchase, and by diversifying their investment portfolios geographically within a state, as well as across different industry sectors.

Investment Limitations

The funds have adopted certain investment limitations (based on total assets) that cannot be changed without shareholder approval and are designed to limit your investment risk and maintain portfolio diversification. Each fund may not have more than:

  . 25% in any one industry such as electric utilities or health care. . 10% in borrowings (33% if used to meet redemptions).

As diversified funds, the Kentucky, Michigan and Ohio Funds also may not have more than:

  . 5% in securities of any one issuer (except U.S. government securities or for 25% of their assets).

Hedging and Other Defensive Investment Strategies
Each fund may invest up to 100% in cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the weighted average maturity of a fund's investment portfolio may fall below the defined range described under "Portfolio Maturity."

Each fund may also use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures, or options based on either an index of long-term tax-free securities or on debt securities whose prices, in Nuveen Advisory's opinion, correlate with the prices of the funds' investments. The funds, however, have no present intent to use these strategies.

18  Section 2  How We Manage Your Money

Section 3  How You Can Buy and Sell Shares

We offer four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. We offer a number of features for your convenience. Please see the Statement of Additional Information for further details.

What Share Classes We Offer

Class A Shares
You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." Class A shares are also subject to an annual service fee of .20% that compensates your financial advisor for providing on-going service to you. Nuveen retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. The up-front Class A sales charge for all funds described in the prospectus is as follows:

                                                                                   Authorized Dealer
                                   Sales Charge as % of    Sales Charge as % of    Commission as % of
Amount of Purchase                 Public Offering Price   Net Amount Invested     Public Offering Price
Less than $50,000                        4.20%                  4.38%                     3.70%
-----------------------------------------------------------------------------------------------------
$50,000 but less than $100,000           4.00%                  4.18%                     3.50%
-----------------------------------------------------------------------------------------------------
$100,000 but less than $250,000          3.50%                  3.63%                     3.00%
-----------------------------------------------------------------------------------------------------
$250,000 but less than $500,000          2.50%                  2.56%                     2.00%
-----------------------------------------------------------------------------------------------------
$500,000 but less than $1,000,000        2.00%                  2.04%                     1.50%
-----------------------------------------------------------------------------------------------------
$1,000,000 and over                        --/1/                  --                      1.00%/1/
-----------------------------------------------------------------------------------------------------

1. You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays authorized dealers of record on these share purchases a sales commission of 1.00% of the first $2.5 million, plus .50% of the next $2.5 million, plus .25% of the amount over $5.0 million. If you redeem your shares within 18 months of purchase, you may have to pay a Contingent Deferred Sales Charge (CDSC) of 1% of either your purchase price or your redemption proceeds, whichever is lower. You do not have to pay this CDSC if your financial advisor has made arrangements with Nuveen and agrees to waive the commission.

Class B Shares
You can buy Class B shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .95% of average daily assets. The annual .20% service fee compensates your financial advisor for providing on-going service to you. Nuveen retains the service fee on accounts with no authorized dealer of record. The annual .75% distribution fee compensates Nuveen for paying your financial advisor a 4% up-front sales commission, which includes an advance of the first year's service fee. If you sell your shares within six years of purchase, you will normally have to pay a CDSC based on either your purchase price or what you sell your shares for, whichever amount is lower, according to the following schedule. You do

                                  Section 3  How You Can Buy and Sell Shares  19
not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.

Years Since Purchase    0-1     1-2     2-3     3-4     4-5     5-6     Over 6
CDSC                    5%      4%      4%      3%      2%      1%      None
--------------------------------------------------------------------------------

Class C Shares
You can buy Class C shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .75% of average daily assets. The annual .20% service fee compensates your financial advisor for providing on-going service to you. Nuveen retains the service fee on accounts with no authorized dealer of record. The annual .55% distribution fee reimburses Nuveen for paying your financial advisor an on-going sales commission. Nuveen advances the first year's service and distribution fees. If you sell your shares within 12 months of purchase, you will normally have to pay a 1% CDSC based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends.

Class R Shares
You may purchase Class R shares only under limited circumstances, at the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in "How to Reduce Your Sales Charge" (below) or meet certain other purchase size criteria. Class R shares are not subject to sales charges or on-going service or distribution fees. Class R shares have lower on-going expenses than the other classes.

How to Reduce Your Sales Charge

We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.

Class A Sales Charge        Class A Sales Charge        Class R Eligibility
Reductions                  Waivers

 . Rights of accumulation    . Nuveen Defined Portfolio  . Certain employees and
                               or Exchange-Traded          directors of Nuveen
 . Letter of intent             Fund reinvestment           or employees of
                                                           authorized dealers

 . Group purchase            . Certain employees and     . Bank trust
                               directors of Nuveen or      departments
                               employees of authorized
                               dealers

                            . Bank trust departments

In addition, Class A shares at net asset value and Class R shares may be purchased through registered investment advisors, certified financial planners and registered broker-dealers who charge asset-based or



20 Section 3 How You Can Buy and Sell Shares comprehensive "wrap" fees for their services. Please refer to the Statement of Additional Information for detailed program descriptions and eligibility requirements. Additional information is available from your financial advisor or by calling (800) 257-8787. Your financial advisor can also help you prepare any necessary application forms. You or your financial advisor must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The funds may modify or discontinue these programs at any time.

How to Buy Shares

Fund shares may be purchased on any business day, which is any day the New York Stock Exchange is open for business and normally ends at 4 p.m. New York time. Generally, the Exchange is closed on weekends and national holidays. The share price you pay will depend on when Nuveen receives your order. Orders received before the close of trading on a business day will receive that day's closing share price, otherwise you will receive the next business day's price.

Through a Financial Advisor
You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an on-going basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors are paid for on-going investment advice and services either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge. If you do not have a financial advisor, call (800) 257-8787 and Nuveen can refer you to one in your area.

By Mail
You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. No third party checks will be accepted.

Investment Minimums
The minimum initial investment is $3,000 ($50 through systematic investment plan accounts) and may be lower for accounts opened through certain fee-based programs. Subsequent investments must be in amounts of $50 or more. The funds reserve the right to reject purchase orders and to waive or increase the minimum investment requirements.

Systematic Investing

Systematic investing allows you to make regular investments through automatic deductions from your bank account, directly from your paycheck or from exchanging shares from another mutual fund account. The minimum automatic deduction is $50 per month. There is no charge to participate in each fund's systematic investment plan. You can stop the


                                  Section 3  How You Can Buy and Sell Shares  21
deductions at any time by notifying your fund in writing. To do this, simply complete the appropriate section of the account application form or submit an Account Update Form.

From Your Bank Account
You can make systematic investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account.

From Your Paycheck
With your employer's consent, you can make systematic investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct monies from your paycheck.

Systematic Exchanging
You can make systematic investments by authorizing Nuveen to exchange shares from one Nuveen mutual fund account into another identically registered Nuveen account of the same share class.

The chart below illustrates the benefits of systematic investing based on a $3,000 initial investment and subsequent monthly investments of $100 over 20 years. The example assumes you earn a return of 4%, 5% or 6% annually on your investment and that you reinvest all dividends. These annual returns do not reflect past or projected fund performance.


[CHART APPEARS HERE]

One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay should be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time, and does not assure that you will profit.

Systematic Withdrawal


If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually,


22 Section 3 How You Can Buy and Sell Shares and may choose to receive a check, have the monies transferred directly into your bank account (see "Special Services--Fund Direct" below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in each fund's systematic withdrawal plan.

You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

Special Services

To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

Exchanging Shares
You may exchange fund shares into an identically registered account at any time for the same class of another Nuveen mutual fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may have to pay a sales charge when exchanging shares that you purchased without a sales charge for shares that are sold with a sales charge. Please consult the Statement of Additional Information for details.

The exchange privilege is not intended to allow you to use a fund for short-term trading. Because excessive exchanges may interfere with portfolio management, raise fund operating expenses or otherwise have an adverse effect on other shareholders, each fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange.

The funds may change or cancel their exchange policy at any time upon 60 days' notice. Because an exchange is treated for tax purposes as a purchase and sale, and any gain may be subject to tax, you should consult your tax advisor about the tax consequences of exchanging your shares.

Fund Direct(SM)
The Fund Direct Program allows you to link your fund account to your bank account, transfer money electronically between these accounts, and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You also may have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account. Your financial advisor can help you complete the forms for these services, or you can call Nuveen at (800) 257-8787 for copies of the necessary forms.

Reinstatement Privilege
If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.

                                 Section 3  How You Can Buy and Sell Shares   23

How to Sell Shares

You may sell (redeem) your shares on any business day. You will receive the share price next determined after Nuveen has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day's price. If you are selling shares purchased recently with a check, you will not receive your redemption proceeds until your check has cleared. This may take up to ten business days from your purchase date. While the funds do not charge a redemption fee, you may be assessed a CDSC, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, each fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.

Through Your Financial Advisor

You may sell your shares through your financial advisor who can prepare the necessary documentation. Your financial advisor may charge for this.

By Telephone

If you have authorized telephone redemption privileges, you can redeem your shares by calling (800) 257-8787. Telephone redemptions are not available if you own shares in certificate form and may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day.

An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also you should verify your trade confirmations immediately upon receipt.

By Mail

You can sell your shares at any time by sending a written request to the appropriate fund, c/o Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. Your request must include the following information:

 . The fund's name;
 . Your name and account number;
 . The dollar or share amount you wish to redeem;
 . The signature of each owner exactly as it appears on the account;
 . The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);
 . The address where you want your redemption proceeds sent (if other than the address of record);
 . Any certificates you have for the shares; and . Any required signature guarantees.

24  Section 3  How You Can Buy and Sell Shares

Redemptions In-Kind

The funds generally pay redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the funds may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.


An Important Note About Involuntary Redemption

From time to time, the funds may establish minimum account size requirements. The funds reserve the right to liquidate your account upon 30 days' written notice if the value of your account falls below an established minimum. The funds have set a minimum balance of $100 unless you have an active Nuveen Defined Portfolio reinvestment account. You will not be assessed a CDSC on an involuntary redemption.

We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 60 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that a fund otherwise approves. A notary public cannot provide a signature guarantee.

                                   Section 3 How You Can Buy and Sell Shares  25

Section 4  General Information

To help you understand the tax implications of investing in the funds, this section includes important details about how the funds make distributions to shareholders. We discuss some other fund policies, as well.

Dividends, Distributions and Taxes


The funds pay tax-free dividends monthly and any taxable capital gains or other taxable distributions once a year in December. The funds declare dividends monthly to shareholders of record as of the ninth of each month, usually payable the first business day of the following month.

Payment and Reinvestment Options

The funds automatically reinvest your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen mutual fund. For further information, contact your financial advisor or call Nuveen at (800) 257-8787.

Taxes and Tax Reporting

Because the funds invest primarily in municipal bonds from a particular state, the regular monthly dividends you, as a taxpayer in that state, receive will be exempt from regular federal and state income tax. All or a portion of these dividends, however, may be subject to the federal alternative minimum tax
(AMT).

Although the funds do not seek to realize taxable income or capital gains, the funds may realize and distribute taxable income or capital gains from time to time as a result of each fund's normal investment activities. Each fund will distribute in December any taxable income or capital gains realized over the preceding year. Net short-term capital gains are taxable at the same rate as ordinary income. Net long-term capital gains are taxable as long-term capital gains regardless of how long you have owned your investment. Taxable dividends do not qualify for a dividends received deduction if you are a corporate shareholder.

Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly with the fund, Nuveen will send you the statement. The tax status of your dividends is not affected by whether you reinvest your dividends or elect to receive them in cash.

If you receive social security or railroad retirement benefits, you should consult your tax advisor about how an investment in a fund may affect the taxation of your benefits.

26  Section 4  General Information

Please note that if you do not furnish us with your correct Social Security number or employer identification number, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 31%.

Please consult the Statement of Additional Information and your tax advisor for more information about taxes.

Buying or Selling Shares Close to a Record Date

Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price. Similarly, if you sell or exchange fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax-free income a fund has earned but not yet distributed.

Taxable Equivalent Yields

The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated federal tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the funds with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical federal tax-free yields and tax rates:

Taxable Equivalent Of Tax-Free Yields


                To Equal a Tax-Free Yield of:
 .............................................................................
                   4.00%       4.50%       5.00%       5.50%       6.00%

Tax Bracket:    A Taxable Investment Would Need to Yield:
-----------------------------------------------------------------------------
   28.0%            5.56%      6.25%       6.94%       7.64%       8.33%
 .............................................................................
   31.0%            5.80%      6.52%       7.25%       7.97%       8.70%
 .............................................................................
   36.0%            6.25%      7.03%       7.81%       8.59%       9.37%
 .............................................................................
   39.6%            6.62%      7.45%       8.28%       9.11%       9.93%
 .............................................................................



The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. For more detailed information, see the Statement of Additional Information or consult your tax advisor.

                                              Section 4  General Information  27

Distribution and Service Plans

Nuveen serves as the selling agent and distributor of the funds' shares. In this capacity, Nuveen manages the offering of the funds' shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, each fund has adopted a distribution and service plan under Rule 12 b-1 under the Investment Company Act of 1940. (See "How to Choose a Share Class" for a description of the distribution and service fees paid under this plan.)

Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to authorized dealers, including Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, Class B, and Class C shares to compensate authorized dealers, including Nuveen, for providing on-going account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of the funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Nuveen periodically undertakes sales promotion programs with authorized dealers and may pay them the full applicable sales charge as a commission. In addition, Nuveen may provide support at its own expense to authorized dealers in connection with sales meetings, seminars, prospecting seminars and other events at which Nuveen presents its products and services. Under certain circumstances, Nuveen also will share with authorized dealers up to half the costs of advertising that features the products and services of both parties. The Statement of Additional Information contains further information about these programs.

Net Asset Value

The price you pay for your shares is based on each fund's net asset value per share which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for each class of each fund by taking the market value of the class' total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds' Board of Trustees or its delegate.

In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. The prices of municipal bonds are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on prices of comparable municipal bonds.

28  Section 4  General Information

Fund Service Providers

The custodian of the assets of the funds is The Chase Manhattan Bank, 4 New York Plaza, New York, NY 10004-2413. Chase also provides certain accounting services to the funds. The funds' transfer, shareholder services and dividend paying agent, Chase Global Funds Services Company, P.O. Box 5186, New York, NY 10274-5186, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

                                              Section 4  General Information  29

Section 5  Financial Highlights

The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the funds' financial statements, are included in the SAI and annual report, which is available upon request.

Nuveen Kansas Municipal Bond Fund**



Class
(Inception
Date)                             Investment Operations             Less Distributions
                            ---------------------------------  -----------------------------
                                                 Net
                                            Realized
                                                 and                                           Ending
Year             Beginning         Net    Unrealized                  Net                         Net
Ended            Net Asset  Investment    Investment           Investment   Capital             Asset        Total
May 31,              Value      Income   Gain (Loss)    Total      Income     Gains    Total    Value    Return(a)
------------------------------------------------------------------------------------------------------------------
Class A (1/92)
    2000            $10.49        $.50        $(.96)   $(.46)      $(.49)    $  --    $(.49)   $ 9.54       (4.38)%
    1999             10.60         .51         (.11)     .40        (.51)       --     (.51)    10.49        3.81
    1998             10.19         .52          .41      .93        (.52)       --     (.52)    10.60        9.32
    1997              9.83         .53          .36      .89        (.53)       --     (.53)    10.19        9.21
    1996             10.01         .54         (.18)     .36        (.54)       --     (.54)     9.83        3.63

Class B (2/97)
    2000             10.43         .42         (.95)    (.53)       (.42)       --     (.42)     9.48       (5.14)
    1999             10.54         .43         (.11)     .32        (.43)       --     (.43)    10.43        3.07
    1998             10.13         .44          .41      .85        (.44)       --     (.44)    10.54        8.57
    1997(c)          10.23         .13         (.12)     .01        (.11)       --     (.11)    10.13         .13

Class C (2/97)
    2000             10.51         .45         (.96)    (.51)       (.44)       --     (.44)     9.56       (4.89)
    1999             10.63         .45         (.11)     .34        (.46)       --     (.46)    10.51        3.18
    1998             10.21         .47          .42      .89        (.47)       --     (.47)    10.63        8.85
    1997(c)          10.18         .15          .04      .19        (.16)       --     (.16)    10.21        1.85

Class R (2/97)
    2000             10.55         .52         (.96)    (.44)       (.52)       --     (.52)     9.59       (4.22)
    1999             10.66         .54         (.11)     .43        (.54)       --     (.54)    10.55        4.06
    1998             10.22         .56          .43      .99        (.55)       --     (.55)    10.66        9.84
    1997(c)          10.20         .18         (.02)     .16        (.14)       --     (.14)    10.22        1.55
------------------------------------------------------------------------------------------------------------------

Class
(Inception
Date)                            Ratios/Supplemental Data
                      -----------------------------------------------
                                            Ratio of Net
                                 Ratio of     Investment
                      Ending     Expenses         Income
Year                     Net   to Average     to Average   Portfolio
Ended                 Assets          Net            Net    Turnover
May 31,                (000)    Assets(b)      Assets(b)        Rate
---------------------------------------------------------------------
Class A (1/92)
    2000           $ 86,460          1.01%         5.05%         54%
    1999            113,140           .76          4.78          27
    1998            102,217           .71          4.98          13
    1997             95,891           .68          5.24          40
    1996             96,694           .57          5.31          55

Class B (2/97)
    2000              5,361          1.77          4.31          54
    1999              6,497          1.51          4.03          27
    1998              3,238          1.45          4.22          13
    1997(c)             605          1.27*         4.62*         40

Class C (2/97)
    2000              5,633          1.56          4.51          54
    1999              6,171          1.32          4.23          27
    1998              1,716          1.24          4.41          13
    1997(c)              91          1.09*         4.85*         40

Class R (2/97)
    2000              1,360           .85          5.32          54
    1999                679           .59          4.97          27
    1998                 12           .51          5.16          13
    1997(c)             --            --           6.61*         40
---------------------------------------------------------------------

  * Annualized.
 ** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Kansas.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2000 are 1.00%, 1.76%, 1.56%, and .84% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2000 are 5.06%, 4.32%, 4.52% and 5.33% for classes A, B, C and R, respectively.
(c) From commencement of class operations as noted.


30  Section 5  Financial Highlights

Nuveen Kentucky Municipal Bond Fund**

Class
(Inception
Date)                  Investment Operations     Less Distributions                                  Ratios/Supplemental Data
                     ------------------------- -----------------------                       --------------------------------------
                                    Net                                                                          Ratio of
                               Realized                                                                               Net
                                    and                                                               Ratio of    Invest-
                             Unrealized                                                               Expenses       ment
                         Net    Invest-            Net                  Ending               Ending         to  Income to     Port-
Year      Beginning  Invest-       ment        Invest-                     Net                  Net    Average    Average     folio
Ended     Net Asset     ment       Gain           ment  Capital          Asset      Total    Assets        Net        Net  Turnover
May 31,       Value   Income     (Loss)  Total  Income    Gains  Total   Value  Return(a)     (000)  Assets(b)  Assets(b)      Rate
-----------------------------------------------------------------------------------------------------------------------------------
Class A (5/87)
  2000       $11.22     $.55      $(.92) $(.37)  $(.55)   $   -  $(.55) $10.30     (3.27)% $394,048        .96%      5.23%        7%
  1999        11.39      .56       (.15)   .41    (.56)    (.02)  (.58)  11.22      3.66    467,127        .82       4.90        10
  1998        11.05      .59        .38    .97    (.58)    (.05)  (.63)  11.39      9.00    451,338        .77       5.19        12
  1997        10.82      .60        .24    .84    (.60)    (.01)  (.61)  11.05      7.87    430,803        .75       5.44        13
  1996        10.99      .61       (.17)   .44    (.61)       -   (.61)  10.82      4.04    410,808        .71       5.50        17

Class B (2/97)
  2000        11.22      .47       (.92)  (.45)   (.47)       -   (.47)  10.30     (3.99)    10,148       1.72       4.48         7
  1999        11.39      .48       (.15)   .33    (.48)    (.02)  (.50)  11.22      2.90      9,923       1.57       4.15        10
  1998        11.06      .50        .38    .88    (.50)    (.05)  (.55)  11.39      8.10      4,273       1.54       4.38        12
  1997(c)     11.07      .17       (.01)   .16    (.17)       -   (.17)  11.06      1.47        544       1.39*      4.76*       13

Class C (10/93)
  2000        11.21      .50       (.93)  (.43)   (.49)       -   (.49)  10.29     (3.82)    31,078       1.51       4.68         7
  1999        11.38      .50       (.15)   .35    (.50)    (.02)  (.52)  11.21      3.12     37,246       1.37       4.36        10
  1998        11.04      .52        .39    .91    (.52)    (.05)  (.57)  11.38      8.43     28,630       1.33       4.63        12
  1997        10.81      .54        .24    .78    (.54)    (.01)  (.55)  11.04      7.29     24,468       1.29       4.89        13
  1996        10.99      .54       (.17)   .37    (.55)       -   (.55)  10.81      3.38     20,647       1.27       4.93        17

Class R (2/97)
  2000        11.20      .57       (.93)  (.36)   (.57)       -   (.57)  10.27     (3.18)       842        .77       5.43         7
  1999        11.37      .58       (.15)   .43    (.58)    (.02)  (.60)  11.20      3.89        839        .62       5.10        10
  1998        11.03      .61        .39   1.00    (.61)    (.05)  (.66)  11.37      9.25        675        .58       5.37        12
  1997(c)     11.08      .20       (.04)   .16    (.21)       -   (.21)  11.03      1.42        455        .49*      5.77*       13
-----------------------------------------------------------------------------------------------------------------------------------

*   Annualized.

** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Kentucky.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b) After expense reimbursement from the investment adviser, where applicable.

(c) From commencement of class operations as noted.


                                             Section 5  Financial Highlights  31

Nuveen Michigan Municipal Bond Fund**

Class
(Inception
Date)                  Investment Operations     Less Distributions                                  Ratios/Supplemental Data
                     ------------------------- -----------------------                       --------------------------------------
                                    Net                                                                          Ratio of
                               Realized                                                                               Net
                                    and                                                               Ratio of    Invest-
                             Unrealized                                                               Expenses       ment
                         Net    Invest-            Net                  Ending               Ending         to  Income to     Port-
Year      Beginning  Invest-       ment        Invest-                     Net                  Net    Average    Average     folio
Ending    Net Asset     ment       Gain           ment  Capital          Asset      Total    Assets        Net        Net  Turnover
May 31,       Value   Income     (Loss)  Total  Income    Gains  Total   Value  Return(a)     (000)  Assets(b)  Assets(b)      Rate
-----------------------------------------------------------------------------------------------------------------------------------
Class A (6/85)
  2000       $11.83     $.58     $(1.03) $(.45)  $(.58)   $(.05) $(.63) $10.75     (3.80)% $208,290        .97%      5.22%       28%
  1999        12.07      .60       (.18)   .42    (.60)    (.06)  (.66)  11.83      3.45    260,396        .84       4.94        18
  1998        11.68      .61        .42   1.03    (.61)    (.03)  (.64)  12.07      8.95    263,632        .84       5.11        13
  1997        11.37      .62        .31    .93    (.61)    (.01)  (.62)  11.68      8.42    259,055        .85       5.33        34
  1996        11.59      .63       (.22)   .41    (.63)       -   (.63)  11.37      3.61    248,422        .82       5.42        54

Class B (2/97)
  2000        11.85      .50      (1.03)  (.53)   (.50)    (.05)  (.55)  10.77     (4.52)     7,741       1.73       4.48        28
  1999        12.09      .51       (.18)   .33    (.51)    (.06)  (.57)  11.85      2.69      7,733       1.60       4.20        18
  1998        11.70      .52        .42    .94    (.52)    (.03)  (.55)  12.09      8.12      3,839       1.59       4.32        13
  1997(c)     11.66      .17        .04    .21    (.17)       -   (.17)  11.70      1.86        380       1.59*      4.52*       34

Class C (6/93)
  2000        11.82      .52      (1.03)  (.51)   (.52)    (.05)  (.57)  10.74     (4.35)    35,678       1.51       4.66        28
  1999        12.06      .53       (.18)   .35    (.53)    (.06)  (.59)  11.82      2.90     48,946       1.39       4.39        18
  1998        11.66      .54        .43    .97    (.54)    (.03)  (.57)  12.06      8.45     45,690       1.39       4.56        13
  1997        11.35      .55        .32    .87    (.55)    (.01)  (.56)  11.66      7.84     41,649       1.40       4.77        34
  1996        11.58      .56       (.22)   .34    (.57)       -   (.57)  11.35      2.96     41,365       1.37       4.86        54

Class R (2/97)
  2000        11.83      .60      (1.03)  (.43)   (.60)    (.05)  (.65)  10.75     (3.62)    22,035        .77       5.42        28
  1999        12.07      .62       (.18)   .44    (.62)    (.06)  (.68)  11.83      3.66     26,310        .64       5.14        18
  1998        11.68      .63        .42   1.05    (.63)    (.03)  (.66)  12.07      9.16     26,904        .64       5.31        13
  1997(c)     11.66      .21        .02    .23    (.21)       -   (.21)  11.68      2.01     26,211        .65*      5.57*       34
-----------------------------------------------------------------------------------------------------------------------------------

*   Annualized.

** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Michigan.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b) After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2000 are .96%, 1.72%, 1.50%, and .76% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2000 are 5.22%, 4.49%, 4.67% and 5.43% for classes A, B, C and R, respectively.

(c) From commencement of class operations as noted.


26  Section 5   Financial Highlights

Nuveen Missouri Municipal Bond Fund**


Class
(Inception
Date)                  Investment Operations     Less Distributions                                  Ratios/Supplemental Data
                     ------------------------- -----------------------                       --------------------------------------
                                    Net                                                                          Ratio of
                               Realized                                                                               Net
                                    and                                                               Ratio of    Invest-
                             Unrealized                                                               Expenses       ment
                         Net    Invest-            Net                  Ending               Ending         to  Income to     Port-
Year      Beginning  Invest-       ment        Invest-                     Net                  Net    Average    Average     folio
Ended     Net Asset     ment       Gain           ment  Capital          Asset      Total    Assets        Net        Net  Turnover
May 31,       Value   Income     (Loss)  Total  Income    Gains  Total   Value  Return(a)     (000)  Assets(b)  Assets(b)      Rate
-----------------------------------------------------------------------------------------------------------------------------------
Class A (8/87)
  2000       $11.12     $.55     $(.93)  $(.38)  $(.55)   $(.01) $(.56) $10.18     (3.47)% $194,271       .96%      5.25%        21%
  1999        11.23      .55      (.11)    .44    (.55)       -   (.55)  11.12      3.95    238,498       .86       4.87         12
  1998        10.80      .56       .43     .99    (.56)       -   (.56)  11.23      9.32    233,456       .87       5.02         19
  1997        10.51      .56       .29     .85    (.56)       -   (.56)  10.80      8.29    218,924       .86       5.27         41
  1996        10.72      .58      (.21)    .37    (.58)       -   (.58)  10.51      3.51    212,717       .80       5.37         38

Class B (2/97)
  2000        11.11      .47      (.93)   (.46)   (.46)   (.01)   (.47)  10.18     (4.13)     5,165      1.71       4.51         21
  1999        11.23      .47      (.12)    .35    (.47)      -    (.47)  11.11      3.09      5,286      1.61       4.13         12
  1998        10.80      .47       .44     .91    (.48)      -    (.48)  11.23      8.53      1,677      1.62       4.25         19
  1997(c)     10.81      .16      (.01)    .15    (.16)      -    (.16)  10.80      1.40        454      1.45*      4.59*        41

Class C (2/94)
  2000        11.11      .49      (.93)   (.44)   (.49)   (.01)   (.50)  10.17     (4.03)    10,229      1.50       4.69         21
  1999        11.23      .49      (.12)    .37    (.49)      -    (.49)  11.11      3.31     13,444      1.41       4.32         12
  1998        10.80      .50       .43     .93    (.50)      -    (.50)  11.23      8.74     11,253      1.42       4.47         19
  1997        10.50      .51       .29     .80    (.50)      -    (.50)  10.80      7.80      7,968      1.40       4.72         41
  1996        10.72      .51      (.21)    .30    (.52)      -    (.52)  10.50      2.84      6,220      1.35       4.79         38

Class R (2/97)
  2000        11.12      .57      (.93)   (.36)   (.57)   (.01)   (.58)  10.18     (3.29)       442       .77       5.47         21
  1999        11.23      .58      (.12)    .46    (.57)      -    (.57)  11.12      4.17        393       .65       5.08         12
  1998        10.80      .58       .43    1.01    (.58)      -    (.58)  11.23      9.56         41       .67       5.22         19
  1997(c)     10.90      .17      (.12)    .05    (.15)      -    (.15)  10.80       .43         34       .55*      5.65*        41
-----------------------------------------------------------------------------------------------------------------------------------

*    Annualized.

** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Missouri.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b) After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2000 are .95%, 1.70%, 1.49% and .76% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2000 are 5.26%, 4.52%, 4.70% and 5.48% for classes A, B, C and R, respectively.

(c)  From commencement of class operations as noted.

                                            Section 5   Financial Highlights  33

Nuveen Ohio Municipal Bond Fund**


Class
(Inception
Date)                  Investment Operations     Less Distributions                                  Ratios/Supplemental Data
                     ------------------------- -----------------------                       --------------------------------------
                                    Net                                                                          Ratio of
                               Realized                                                                               Net
                                    and                                                               Ratio of    Invest-
                             Unrealized                                                               Expenses       ment
                         Net    Invest-            Net                  Ending               Ending         to  Income to     Port-
Year      Beginning  Invest-       ment        Invest-                     Net                  Net    Average    Average     folio
Ending    Net Asset     ment       Gain           ment  Capital          Asset      Total    Assets        Net        Net  Turnover
May 31,       Value   Income     (Loss)  Total  Income    Gains  Total   Value  Return(a)     (000)  Assets(b)  Assets(b)      Rate
-----------------------------------------------------------------------------------------------------------------------------------
Class A (6/85)
  2000       $11.57     $.57      $(.93) $(.36)  $(.57)   $(.02) $(.59) $10.62     (3.18)% $389,898        .90%      5.25%       11%
  1999        11.74      .58       (.13)   .45    (.58)    (.04)  (.62)  11.57      3.92    471,075        .85       4.94        11
  1998        11.41      .60        .38    .98    (.60)    (.05)  (.65)  11.74      8.76    472,821        .85       5.15        15
  1997        11.21      .61        .20    .81    (.61)       -   (.61)  11.41      7.38    463,253        .89       5.39        17
  1996        11.43      .62       (.21)   .41    (.63)       -   (.63)  11.21      3.59    443,077        .92       5.41        31

Class B (2/97)
  2000        11.56      .49       (.93)  (.44)   (.48)    (.02)  (.50)  10.62     (3.82)    14,970       1.65       4.51        11
  1999        11.73      .49       (.12)   .37    (.50)    (.04)  (.54)  11.56      3.18     14,494       1.61       4.20        11
  1998        11.41      .51        .38    .89    (.52)    (.05)  (.57)  11.73      7.89      7,422       1.61       4.39        15
  1997(c)     11.42      .17       (.01)   .16    (.17)       -   (.17)  11.41      1.45      1,649       1.60*      4.63*       17

Class C (8/93)
  2000        11.56      .51       (.93)  (.42)   (.51)    (.02)  (.53)  10.61     (3.71)    41,220       1.45       4.69        11
  1999        11.73      .52       (.13)   .39    (.52)    (.04)  (.56)  11.56      3.39     50,889       1.40       4.39        11
  1998        11.41      .54        .37    .91    (.54)    (.05)  (.59)  11.73      8.12     47,036       1.40       4.60        15
  1997        11.21      .55        .20    .75    (.55)       -   (.55)  11.41      6.80     40,713       1.44       4.84        17
  1996        11.43      .55       (.21)   .34    (.56)       -   (.56)  11.21      3.03     34,939       1.47       4.84        31

Class R (2/97)
  2000        11.57      .60       (.94)  (.34)   (.59)    (.02)  (.61)  10.62     (2.97)   142,031        .70       5.45        11
  1999        11.73      .60       (.12)   .48    (.60)    (.04)  (.64)  11.57      4.22    161,491        .65       5.14        11
  1998        11.41      .62        .37    .99    (.62)    (.05)  (.67)  11.73      8.89    162,220        .65       5.35        15
  1997(c)     11.42      .21       (.01)   .20    (.21)       -   (.21)  11.41      1.77    160,312        .65*      5.65*       17
-----------------------------------------------------------------------------------------------------------------------------------

*   Annualized.

** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Ohio.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b) After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2000 are .89%, 1.64%, 1.44% and .69% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2000 are 5.25%, 4.52%, 4.70% and 5.46% for classes A, B, C and R, respectively.

(c) From commencement of class operations as noted.


34  Section 5  Financial Highlights

Nuveen Wisconsin Municipal Bond Fund**


Class
(Inception
Date)                  Investment Operations     Less Distributions                                  Ratios/Supplemental Data
                     ------------------------- -----------------------                       --------------------------------------
                                    Net                                                                          Ratio of
                               Realized                                                                               Net
                                    and                                                               Ratio of    Invest-
                             Unrealized                                                               Expenses       ment
                         Net    Invest-            Net                  Ending               Ending         to  Income to     Port-
Year      Beginning  Invest-       ment        Invest-                     Net                  Net    Average    Average     folio
Ended     Net Asset     ment       Gain           ment  Capital          Asset      Total    Assets        Net        Net  Turnover
May 31,       Value   Income     (Loss)  Total  Income    Gains  Total   Value  Return(a)     (000)  Assets(b)  Assets(b)      Rate
-----------------------------------------------------------------------------------------------------------------------------------
Class A (6/94)
  2000       $10.20     $.44      $(.95) $(.51)  $(.44)   $(.01) $(.45) $ 9.24     (5.04)% $ 30,146       1.02%      4.62%       26%
  1999        10.28      .47       (.08)   .39    (.47)       -   (.47)  10.20      3.83     29,217        .68       4.53         9
  1998         9.80      .49        .49    .98    (.50)       -   (.50)  10.28     10.19     24,313        .55       4.87        10
  1997         9.61      .51        .19    .70    (.51)       -   (.51)   9.80      7.40     14,004        .51       5.20        42
  1996         9.79      .50       (.18)   .32    (.50)       -   (.50)   9.61      3.35     12,370        .64       5.02        47

Class B (2/97)
  2000        10.23      .37       (.95)  (.58)   (.37)    (.01)  (.38)   9.27     (5.75)     3,977       1.76       3.87        26
  1999        10.31      .39       (.08)   .31    (.39)       -   (.39)  10.23      3.05      3,795       1.43       3.79         9
  1998         9.82      .42        .49    .91    (.42)       -   (.42)  10.31      9.46      1,877       1.32       4.04        10
  1997(c)      9.87      .12       (.06)   .06    (.11)       -   (.11)   9.82       .60         20        .94*      4.81*       42

Class C (2/97)
  2000        10.22      .39       (.95)  (.56)   (.39)    (.01)  (.40)   9.26     (5.56)     4,366       1.57       4.07        26
  1999        10.30      .41       (.07)   .34    (.42)       -   (.42)  10.22      3.29      3,457       1.23       3.99         9
  1998         9.82      .44        .49    .93    (.45)       -   (.45)  10.30      9.59      1,366       1.11       4.25        10
  1997(c)      9.87      .13       (.07)   .06    (.11)       -   (.11)   9.82       .65         76        .69*      4.91*       42

Class R (2/97)
  2000        10.23      .46       (.94)  (.48)   (.46)    (.01)  (.47)   9.28     (4.73)        45        .79       4.81        26
  1999        10.31      .49       (.08)   .41    (.49)       -   (.49)  10.23      4.04        107        .48       4.73         9
  1998         9.82      .53        .48   1.01    (.52)       -   (.52)  10.31     10.47         45        .32       5.08        10
  1997(c)      9.87      .15       (.07)   .08    (.13)       -   (.13)   9.82       .84         40          -       5.67*       42
-----------------------------------------------------------------------------------------------------------------------------------


*   Annualized.

** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Wisconsin.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b) After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2000 are 1.01%, 1.75%, 1.56% and .78% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2000 are 4.63%, 3.88%, 4.08% and 4.82% for classes A, B, C and R, respectively.

(c) From commencement of class operations as noted.


                                             Section 5  Financial Highlights  35

Appendix  Additional State Information


     Because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risk from economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. The following discussion of special state considerations was obtained from official offering statements of these issuers and has not been independently verified by the funds. The discussion includes general state tax information related to an investment in each fund's shares. Because tax laws are complex and often change, you should consult your tax advisor about the state tax consequences of a specific fund investment. See the Statement of Additional Information for further information.

     Kansas

     The State's economic performance has been improving, led by gains in aircraft manufacturing and recovery in the State's agriculture sector. The State's reliance on the agriculture sector has lessened recently, as a result of growth in the trade, services and manufacturing sectors.

     The State's unemployment rate was 3.4% in July 2000, unchanged from 3.4% in July 1999 and lower than its peak of 5.5% in 1993. Per capita income was $26,633 in 1999, which is approximately 93% of the national average.

     The Kansas State Treasury does not issue general obligation debt. The State instead relies on revenue and lease financing through the Department of Transportation (KDOT) and the Development Finance Authority (KDFA). KDFA provides financing for various public purpose projects including prison construction, state offices, energy conservation and university facilities. As of August 31, 2000, the KDOT bonds were rated Aa2/AA+/AA by Moody's, Standard & Poor's, and Fitch, respectively. KDFA ratings vary and when not insured are generally rated A or better by the major rating agencies.
     These agency ratings do not indicate the creditworthiness of other tax-exempt securities in which the fund may invest.

     Tax Treatment

     The fund's regular monthly dividends will not be subject to Kansas personal income taxes to the extent they are paid out of income earned on all Kansas municipal bonds issued after December 31, 1987, on specified Kansas municipal bonds issued before that date, or on U.S. government securities. You will be subject to Kansas personal income taxes, however, to the extent the fund distributes any taxable income or realized capital gains, or if you sell or exchange fund shares and realize a capital gain on the transaction.

36  Appendix

     The treatment of corporate shareholders who pay Kansas corporate income tax is similar to that described above. Corporate shareholders should refer to the Statement of Additional Information for more detailed state tax information.

     Kentucky

     Kentucky's central location and low labor and energy costs have helped fuel and sustain the Commonwealth's economic growth. During the 1990's, this growth has surpassed national growth rates in many areas. The area of the Commonwealth experiencing the most intense economic growth has been Kentucky's "Golden Triangle" bounded by Cincinnati, Lexington and Louisville.

     Kentucky's average unemployment rate in July 2000 was 3.8%, compared to the national average of 4.0% in July 2000 and the Commonwealth's 4.3% average in July 1999. Per capita income was $23,161 in 1999, approximately 81% of the national average.

     Although Kentucky has not issued general obligation debt since 1965, the Commonwealth is an active issuer of appropriation-secured debt through several agencies. Bonds secured by Commonwealth appropriations generally receive ratings of "A+" or higher from the major rating services. All of Kentucky's general obligation debt matured in 1995. Moody's upgraded the ratings on the obligations of several Kentucky agencies in June 1999, citing the Commonwealth's improved financial position and economy. Rating upgrades from Standard & Poor's followed in March 2000. The agency ratings reflect the Commonwealth's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the fund may invest.

     Tax Treatment

     The fund's regular monthly dividends will not be subject to the Kentucky individual income tax to the extent they are paid out of income earned on Kentucky municipal bonds or U.S. government securities. While dividends paid out of income earned on Kentucky municipal bonds are not subject to Kentucky income tax, if you are subject to tax in a state other than Kentucky, these dividends may be included in calculating taxable income for that state. You will be subject to Kentucky personal income tax, however, to the extent the fund distributes any taxable income or realized capital gains, or if you sell or exchange fund shares and realize a capital gain on the transaction. You will not be subject to the Kentucky intangible property tax on your fund shares.

     The treatment of corporate shareholders who pay Kentucky corporate income tax is similar to that described above. Corporate shareholders should refer to the Statement of Additional Information for more detailed state tax information.

     Michigan

     Michigan's economy has improved significantly since the 1980's. The manufacturing industry and the presence of the "Big 3" automobile manufacturers are the primary influence in the economy. According to the rating agency Fitch, automobile manufacturing accounts for 21% of total Michigan employment and approximately 31% of total personal income. A nominal increase in population and moderate job growth have contributed to relatively low unemployment levels.


                                                                    Appendix  37

     The State's unemployment rate was 3.5% in July 2000, compared to the national average of 4.0% and the State's 3.4% average in July 1999. Per capita income has increased each year over the past decade, and was $27,844 in 1999.

     As of August 31, 2000, Michigan's general obligation bonds were rated Aa1/AA+/AA+ by Moody's, Standard & Poor's and Fitch, respectively. These ratings reflect the State's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the fund may invest.

     Tax Treatment

     The fund's regular monthly dividends will not be subject to the Michigan individual income tax to the extent they are paid out of income earned on Michigan municipal bonds or paid out of income earned on or capital gains realized from, the sale of U.S. government securities. You will be subject to Michigan personal income tax, however, to the extent the fund distributes any taxable income or realized capital gains (other than capital gains realized from the sale of U.S. government securities), or if you sell or exchange fund shares and realize a capital gain on the transaction. If you reside in a Michigan city that imposes local income taxes, you will not be subject to these taxes on the fund's distributions of income attributable to interest earned on U.S. government securities or Michigan municipal bonds, or to gains on the sale of U.S. government securities.

     The treatment of corporate shareholders who pay Michigan corporate income tax differs from that described above. Corporate shareholders should refer to the Statement of Additional Information for more detailed information and are urged to consult their tax advisor.

     Missouri

     Missouri's economy, like the national economy, is diverse. Although recent economic growth in the State has centered around the services and tourism industries, defense and manufacturing remain important elements of the economy. McDonnell Douglas Corporation, one of the largest private employers in the State, employs approximately 25,000 people, with Chrysler and Ford each employing approximately 10,000 people.

     The State's unemployment rate was a low 2.4% in July 2000, down from the 3.5% statewide average in July 1999 and below the July 2000 national average of 4.0%. Per capita income increased approximately 6% during 1999 to $26,187, which is about 92% of the national average.

     Missouri's diversified economy and history of sound financial management are reflected in its long-standing Aaa/AAA/AAA ratings from Moody's, Standard & Poor's, and Fitch, respectively. These ratings reflect the State's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the fund may invest.

     Tax Treatment

     The fund's regular monthly dividends will not be subject to the Missouri individual income tax to the extent they are paid out of income earned on Missouri municipal bonds or U.S. government securities. You will be subject to Missouri personal income tax, however, to the extent the fund distributes any taxable income or realized capital gains, or if you sell or exchange fund shares and realize a capital gain on the transaction.

38  Appendix

     The treatment of corporate shareholders who pay Missouri corporate income tax is similar to that described above. Corporate shareholders should refer to the Statement of Additional Information for more detailed information.

     Ohio

     The Ohio economy has historically relied on durable goods manufacturing, but recent growth has brought healthy diversification. Employment growth in recent years has been concentrated among non-manufacturing industries, with manufacturing employment tapering off since its 1969 peak. Still, manufacturing remains an important component of the State's economy. General economic activity in Ohio tends to be more cyclical than in non-industrialized states, but during the current national expansion it has had positive implications in Ohio.

     Ohio's unemployment rate was 4.1% in July 2000, comparable to the national average of 4.0% in July 2000 and slightly lower than the State's 4.4% rate in July 1999. Per capita income was $27,081 in 1999, approximately 95% of the national average.

     As of August 31, 2000, Moody's rated Ohio general obligation bonds Aa1 while Standard & Poor's and Fitch each rated the State's bonds AA+. These ratings reflect the State's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the fund may invest.

     Tax Treatment

     The fund's regular monthly dividends will not be subject to Ohio personal income tax, Ohio school district income taxes and Ohio municipal income taxes to the extent they are derived from interest on Ohio municipal bonds or U.S. government securities or attributable to gain made on the sale, exchange or other disposition by the Fund of Ohio municipal bonds. You will, however, be subject to Ohio personal income taxes, Ohio school district income taxes and Ohio municipal income taxes to the extent the fund distributes any taxable income or realized capital gains (other than capital gains on Ohio municipal bonds), or if you sell or exchange fund shares and realize a net gain on the transaction.

     The treatment of corporate shareholders who pay Ohio corporate income tax differs from that described above. Corporate shareholders should refer to the Statement of Additional Information for more detailed information and are urged to consult their tax advisor.

     Wisconsin

     Wisconsin's economy is diverse, with non-agricultural employment distributed among the manufacturing, services and trade sectors. The services sector, in particular, has experienced solid growth over the past several years and currently represents approximately 26% of non-agricultural employment in the State. The State agricultural sector remains a vital contributor to the State economy and continues to lead the nation in various categories including dairy production and timber.


                                                                    Appendix  39

     The State's unemployment rate was 3.7% in July 2000, an increase from the State's 2.9% unemployment rate in July 1999, but still below the national average of 4.0% in July 2000. Per capita income was $27,412 in 1999, about 96% of the national average.

     The State's general obligations bonds are rated Aa2 and AA by Moody's and Standard & Poor's, respectively. These ratings reflect the State's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the fund may invest.

     Tax Treatment

     The fund's regular monthly dividends will not be subject to Wisconsin personal income tax to the extent they are paid out of income earned on certain Wisconsin municipal obligations or on U.S. government securities. You will be subject to Wisconsin personal income tax, however, to the extent the fund distributes any taxable income or realized capital gains, or if you sell or exchange fund shares and realize capital gains on the transaction. A portion of these capital gains, however, will be exempt from Wisconsin personal income tax.

     The treatment of corporate shareholders who pay Wisconsin corporate income tax differs from that described above. Corporate shareholders should refer to the Statement of Additional Information for more detailed information and are urged to consult their tax advisor.


40  Appendix

Nuveen Mutual Funds


Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.


Growth

International Growth Fund
Innovation Fund
Nuveen Rittenhouse Growth Fund


Growth and Income

European Value Fund
Growth and Income Stock Fund
Balanced Stock and Bond Fund

Balanced Municipal and Stock Fund
Dividend and Growth Fund


Income

Income Fund

Floating Rate Fund/1/


Tax-Free Income

National Municipal Bond Funds

High Yield
Long-term
Insured Long-term

Intermediate-term
Limited-term


State Municipal Bond Funds

Arizona
California/2/
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts/2/
Michigan
Missouri
New Jersey
New Mexico
New York/2/
North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin


Cash Reserves

Money Market Fund
Municipal Money Market Fund
California Tax-Exempt Money Market Fund
New York Tax-Exempt Money Market Fund


Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated by reference into this prospectus, contains detailed information on fund policies and operation. Additional information about the funds' investments is available in the funds' annual and semi-annual report to shareholders. In the funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year. Call Nuveen at (800) 257-8787 to request a free copy of any of these materials or other fund information, or ask your financial advisor for copies.

You may also obtain this and other fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (800) SEC-0330 for room hours and operation. You may also request fund information by writing to the SEC's Public Reference Section, Washington, D.C. 20549.

The funds' Investment Company file number is 811-07751.


1. This is a continuously-offered closed-end interval fund. As such, redemptions are only available during quarterly repurchase periods. See fund prospectus for additional information.

2. Long-term and insured long-term portfolios.

[NUVEEN INVESTMENTS]

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787
www.nuveen.com

                                                         September 28, 2000

NUVEEN MULTISTATE TRUST IV

Nuveen Kansas Municipal Bond Fund

Nuveen Kentucky Municipal Bond Fund

Nuveen Michigan Municipal Bond Fund

Nuveen Missouri Municipal Bond Fund

Nuveen Ohio Municipal Bond Fund

Nuveen Wisconsin Municipal Bond Fund

STATEMENT OF ADDITIONAL INFORMATION

  This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus of Nuveen Multistate Trust IV dated September 28, 2000. The Prospectus may be obtained without charge from certain securities representatives, banks, and other financial institutions that have entered into sales agreements with Nuveen Investments, or from the Funds, by mailing a written request to the Funds, c/o Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 257-8787.

TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Investment Policies and Investment Portfolio............................... S-2
Management................................................................. S-13
Investment Adviser and Investment Management Agreement..................... S-22
Portfolio Transactions..................................................... S-23
Net Asset Value............................................................ S-24
Tax Matters................................................................ S-24
Performance Information.................................................... S-33
Additional Information on the Purchase and Redemption of Fund Shares....... S-41
Distribution and Service Plan.............................................. S-49
Independent Public Accountants and Custodian............................... S-51
Financial Statements....................................................... S-51
Appendix A--Ratings of Investments.........................................  A-1
Appendix B--Description of Hedging Techniques..............................  B-1

  The audited financial statements for each Fund's most recent fiscal year appear in the Fund's Annual Report; each is included herein by reference.

INVESTMENT POLICIES AND INVESTMENT PORTFOLIO

Investment Policies

  The investment objective and certain fundamental investment policies of each Fund are described in the Prospectus. Each Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of that
Fund:

    (1) Invest in securities other than Municipal Obligations and short-term securities, as described in the Prospectus. Municipal Obligations are municipal bonds that pay interest that is exempt from regular federal, state and, in some cases, local income taxes.

    (2) Invest more than 5% of its total assets in securities of any one issuer, except this limitation shall not apply to securities of the United States Government, and to the investment of 25% of such Fund's assets. This limitation shall apply only to the Kentucky Municipal Bond Fund, the Michigan Municipal Bond Fund, and the Ohio Municipal Bond Fund.

    (3) Borrow money, except from banks for temporary or emergency purposes and not for investment purposes and then only in an amount not exceeding
  (a) 10% of the value of its total assets at the time of borrowing or (b) one-third of the value of the Fund's total assets including the amount borrowed, in order to meet redemption requests which might otherwise require the untimely disposition of securities. While any such borrowings exceed 5% of such Fund's total assets, no additional purchases of investment securities will be made by such Fund. If due to market fluctuations or other reasons, the value of the Fund's assets falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

    (4) Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (2) above, it may pledge securities having a market value at the time of pledge not exceeding 10% of the value of the Fund's total assets.

    (5) Issue senior securities as defined in the Investment Company Act of 1940, except to the extent such issuance might be involved with respect to borrowings described under item (3) above or with respect to transactions involving futures contracts or the writing of options within the limits described in the Prospectus and this Statement of Additional Information.

    (6) Underwrite any issue of securities, except to the extent that the purchase or sale of Municipal Obligations in accordance with its investment objective, policies and limitations, may be deemed to be an underwriting.

    (7) Purchase or sell real estate, but this shall not prevent any Fund from investing in Municipal Obligations secured by real estate or interests therein or foreclosing upon and selling such security.

    (8) Purchase or sell commodities or commodities contracts or oil, gas or other mineral exploration or development programs, except for transactions involving futures contracts within the limits described in the Prospectus and this Statement of Additional Information.

    (9) Make loans, other than by entering into repurchase agreements and through the purchase of Municipal Obligations or temporary investments in accordance with its investment objective, policies and limitations.

    (10) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

    (11) Write or purchase put or call options, except to the extent that the purchase of a stand-by commitment may be considered the purchase of a put, and except for transactions involving options within the limits described in the Prospectus and this Statement of Additional Information.

    (12) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitations shall not be applicable to Municipal Obligations issued by governments or political subdivisions of governments, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

    (13) Purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund's knowledge, those trustees of the Trust, or those officers and directors of Nuveen Advisory Corp. ("Nuveen Advisory"), who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

  In addition, each Fund, as a non-fundamental policy, may not invest more than 15% of its net assets in "illiquid" securities, including repurchase agreements maturing in more than seven days.

  For the purpose of applying the limitations set forth in paragraph (2) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental entity or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity.

  Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund's assets that may be invested in securities insured by any single insurer.

  The foregoing restrictions and limitations, as well as a Fund's policies as to ratings of portfolio investments, will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

  The foregoing fundamental investment policies, together with the investment objective of each Fund, cannot be changed without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the Investment Company Act of 1940, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

  The Nuveen Multistate Trust IV, formerly Nuveen Flagship Multistate Trust IV (the "Trust"), is an open-end management series investment company organized as a Massachusetts business trust on July 1, 1996. Each of the Funds is an open-end management investment company organized as a series of the Trust. The Trust is an open-end management series company under SEC Rule 18f-2. Each Fund is a separate series issuing its own shares. The Trust currently has six series: the Nuveen Kansas Municipal Bond Fund (formerly Nuveen Flagship Kansas Municipal Bond Fund and prior to that, Flagship Kansas Triple Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Kentucky Municipal Bond Fund (formerly Nuveen Flagship Kentucky Municipal Bond Fund and prior to that, Flagship Kentucky Triple Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Michigan Municipal Bond Fund (formerly Nuveen Flagship Michigan Municipal Bond Fund and prior to that, Flagship Michigan Triple Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Missouri Municipal Bond Fund (formerly Nuveen Flagship Missouri Municipal Bond Fund and prior to that, Flagship Missouri Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Ohio Municipal Bond Fund (formerly Nuveen Flagship Ohio Municipal Bond Fund and prior to that, Flagship Ohio Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); and the Nuveen Wisconsin Municipal Bond Fund (formerly Nuveen Flagship Wisconsin Municipal Bond Fund and prior to that, Flagship Wisconsin Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust). Certain matters under the Investment Company Act of 1940 which must be submitted to a vote of the holders of the outstanding voting securities of a series company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each Fund affected by such matter.

  The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all loss and expense of any shareholder personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself were unable to meet its obligations. The Trust believes the likelihood of these circumstances is remote.

Portfolio Securities

  As described in the Prospectus, each Fund invests substantially all of its assets (at least 80%) in a portfolio of Municipal Obligations free from regular federal, state and, in some cases, local income tax in each Fund's respective state, which generally will be Municipal Obligations issued within the Fund's respective state. In general, Municipal Obligations include debt obligations issued by states, cities and local authorities to obtain funds for various public purposes, including construction of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, mass transportation, schools, streets and water and sewer works. Industrial development bonds and pollution control bonds that are issued by or on behalf of public authorities to finance various privately-rated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from federal income tax.

  The investment assets of each Fund will consist of (1) Municipal Obligations which are rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody's Investors Service, Inc. ("Moody's"), by Standard and Poor's Corporation ("S&P") or by Fitch, Inc. ("Fitch"), (2) unrated Municipal Obligations which, in the opinion of Nuveen Advisory, have credit characteristics equivalent to bonds rated within the four highest grades by Moody's, S&P or Fitch, and (3) temporary investments as described below, the income from which may be subject to state income tax or to both federal and state income taxes. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.

  As described in the Prospectus, each Fund may invest in Municipal Obligations that constitute participations in a lease obligation or installment purchase contract obligation (hereafter collectively called "lease obligations") of a municipal authority or entity. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although nonappropriation lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. A Fund will seek to minimize the special risks associated with such securities by only investing in those nonappropriation leases where Nuveen Advisory has determined that the issuer has a strong incentive to continue making appropriations and timely payment until the security's maturity. Some lease obligations may be illiquid under certain circumstances. Lease obligations normally provide a premium interest rate which along with regular amortization of the principal may make them attractive for a portion of the assets of the Funds.

  Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

Investments in Inverse Floating Rate Securities

  The Funds may invest in inverse floating rate municipal securities or "inverse floaters", whose rates vary inversely to interest rates on a specified index or on another instrument. Such securities involve special risks as compared to conventional fixed-rate bonds. Should short-term interest rates rise, a fund's investment in inverse floaters likely would adversely affect the fund's earnings and distributions to shareholders. Also, because changes in the interest rate on the other security or index inversely affect the rate of interest received on an inverse floater, and because inverse floaters essentially represent a leveraged investment in a long-term bond, the value of an inverse floater is generally more volatile than that of a conventional fixed-rate bond having similar credit quality, redemption provisions and maturity. Although volatile in value, inverse floaters typically offer the potential for yields substantially exceeding the yields available on fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. The markets for such securities may be less developed and have less liquidity than the markets for conventional securities. Each Fund, as a non-fundamental policy that may be changed by the Board of Trustees, will not invest more than 15% of its total assets in inverse floaters.

Portfolio Trading and Turnover

  The Funds will make changes in their investment portfolio from time to time in order to take advantage of opportunities in the municipal market and to limit exposure to market risk. The Funds may also engage to a limited extent in short-term trading consistent with their investment objective. Securities may be sold in anticipation of market decline or purchased in anticipation of market rise and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Nuveen Advisory believes to be a temporary disparity in the normal yield relationship between the two securities. Each Fund may make changes in its investment portfolio in order to limit its exposure to changing market conditions. Changes in a Fund's investments are known as "portfolio turnover." While it is impossible to predict future portfolio turnover rates, the annual portfolio turnover rate for each Fund is generally not expected to exceed 75%. However, each Fund reserves the right to make changes in its investments whenever it deems such action advisable and, therefore, a Fund's annual portfolio turnover rate may exceed 75% in particular years depending upon market conditions.

The portfolio turnover rates for the 1999 and 2000 fiscal years for the Funds were:

                                                                   Fiscal Year
                                                                   ------------
                                                                   1999   2000
                                                                   -----  -----
Nuveen Kansas Municipal Bond Fund.................................   27%    54%
Nuveen Kentucky Municipal Bond Fund...............................   10%     7%
Nuveen Michigan Municipal Bond Fund...............................   18%    28%
Nuveen Missouri Municipal Bond Fund...............................   12%    21%
Nuveen Ohio Municipal Bond Fund...................................   11%    11%
Nuveen Wisconsin Municipal Bond Fund..............................    9%    26%

When-Issued Securities or Delayed-Delivery Securities

  Each Fund may purchase and sell Municipal Obligations on a when-issued or delayed-delivery basis. When-issued and delayed-delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. (When-issued transactions normally settle within 15-45 days.) On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. The commitment to purchase securities on a when-issued or delayed-delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation, no interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than cost. At the time a Fund makes the commitment to purchase a Municipal Obligation on a when-issued or delayed-delivery basis, it will record the transaction and reflect the amount due and the value of the security in determining its net asset value. Likewise, at the time a Fund makes the commitment to sell a Municipal Obligation on a delayed-delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the Municipal Obligation sold pursuant to a delayed-delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Funds will maintain designated readily marketable assets at least equal in value to commitments to purchase when-issued or delayed-delivery securities, such assets to be segregated by the Custodian specifically for the settlement of such commitments. The Funds will only make commitments to purchase Municipal Obligations on a when-issued or delayed-delivery basis with the intention of actually acquiring the securities, but the Funds reserve the right to sell these securities before the settlement date if it is deemed advisable. If a when-issued security is sold before delivery any gain or loss would not be tax-exempt. The Funds commonly engage in when-issued transactions in order to purchase or sell newly-issued Municipal Obligations, and may engage in delayed-delivery transactions in order to manage operations more effectively.

  Each Fund also may buy when-issued and delayed-delivery securities that settle more than 60 days after purchase. These transactions are called "forwards." Municipal "forwards" pay higher interest after settlement than standard bonds, to compensate the buyer for bearing market risk and deferring income during the settlement period, and can often be bought at attractive prices and yields. If a Fund knows that a portfolio bond will, or is likely to, be called or mature on a specific future date, the Fund may buy forwards settling on or about that date to replace the called or maturing bond and "lock in" a currently attractive interest rate.

Special Considerations Relating to Municipal Obligations of Designated States

  As described in the Prospectus, except for investments in temporary investments, each Fund will invest substantially all of its assets (at least 80%) in municipal bonds that are exempt from federal and state tax in that state ("Municipal Obligations"), generally Municipal Obligations issued in its respective state. Each Fund is therefore more susceptible to political, economic or regulatory factors adversely affecting issuers of Municipal

Obligations in its state. Brief summaries of these factors are contained in the Prospectus. Set forth below is additional information that bears upon the risk of investing in Municipal Obligations issued by public authorities in the states of currently offered Funds. This information was obtained from official statements of issuers located in the respective states as well as from other publicly available official documents and statements. The Funds have not independently verified any of the information contained in such statements and documents. The information below is intended only as a general summary, and is not intended as a discussion of any specific factor that may affect any particular obligation or issuer.

Factors Pertaining to Kansas

  Through its aggressive development of its highway transportation network, which has led to significant industrial and commercial development, the State has been successfully diversifying its economy away from its historic reliance on agribusiness. The State has experienced solid economic growth, primarily in the construction, wholesale and retail trade and services sectors, which continue to expand. Growth in the State's economy is expected to moderate as the aircraft manufacturing industry continues to downsize and rural farming in the State continues to slow. The recent collapse of a proposed merger between Sprint and WorldCom in July 2000 will result in thousands of jobs being retained in the Kansas City area and will likely lead to additional job growth in Kansas throughout the long-term.

  The State's unemployment rate dropped to 3.4% in July 2000 from its peak of 5.5% in 1993 and continues to be substantially lower than the national average of 4.0%. Per capita income was $26,633 in 1999, which is approximately 93% of the national average.

  The Kansas State Treasury does not issue general obligation debt because of constitutional prohibitions. The State instead relies on revenue and lease financing through the Department of Transportation (KDOT) and the Development Finance Authority (KDFA). KDFA is the conduit for most State debt and provides financing for various public purpose projects including prison construction, State offices, energy conservation and university facilities. As of August 31, 2000, KDOT bonds were rated Aa2, AA+, and AA by Moody's, Standard & Poor's, and Fitch, respectively. KDFA ratings vary according to the underlying purpose and when not insured are generally rated A or better by the major rating agencies. These ratings reflect the creditworthiness of the KDOT and KDFA only and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest.

Factors Pertaining to Kentucky

  Kentucky's central location and low labor and energy costs have helped fuel and sustain the Commonwealth's economic growth. During the 1990's, this growth has surpassed national growth rates in many areas. While the Commonwealth continues to experience employment losses in sectors like coal mining, tobacco, and apparel, these generally lower-wage jobs are being replaced by higher-wage employment in the automobile and transportation equipment manufacturing, health care and services sectors. The area of the State experiencing the most intense economic growth has been Kentucky's "Golden Triangle" bounded by Cincinnati, Lexington and Louisville.

  Kentucky's average unemployment rate in July 2000 was 3.8%, compared to the national average of 4.0% in July 2000 and the State's 4.1% average in July 1999. Per capita income was $23,161 in 1999, approximately 81% of the national average.

  In July 1998, the Kentucky Court of Appeals upheld a previous court ruling that enabled Kentucky cities and counties to issue general obligation bonds. However, at the State level, Kentucky has not issued general obligation debt since 1965, although it remains an active issuer of appropriation-secured debt through several agencies, including the Kentucky Turnpike Authority, the Kentucky Infrastructure Authority, and the Kentucky

Schools Facilities Construction Commission. Bonds secured by Commonwealth appropriations generally receive ratings of A+ or higher from the major rating services. All of Kentucky's general obligation debt matured in 1995. Moody's upgraded the ratings on the obligations of several Kentucky Agencies in June 1999 citing the Commonwealth's improved financial position and economy. Rating upgrades from Standard & Poor's followed in March 2000. The agency ratings reflect the Commonwealth's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest.

Factors Pertaining to Michigan

  Michigan's economy has improved significantly since the 1980's. The manufacturing industry and the presence of the "Big 3" automobile manufacturers are the primary influence in the economy. According to Fitch, automobile manufacturing accounts for 21% of total Michigan employment and approximately 31% of total personal income. As a result of this reliance on auto manufacturing, the State's economy is susceptible to any economic slowdown that significantly reduces the demand for automobiles. Recent diversification, the result of growth in the services and wholesale and retail trade sectors, should however, help dampen the impact of such a slowdown.

  The State's unemployment rate was 3.5% in July 2000, compared to the national average of 4.0%. Michigan's unemployment rate has remained below the national average for the past 4 years, as opposed to the prior 15 year period where the State experienced higher than national unemployment rates. Michigan's per capita income was $27,844 in 1999, which is about 98% of the national average.


  The State adopted a major tax restructuring program in 1994 as part of its initiatives to support public elementary and secondary education. To promote equality among school districts of varying wealth levels, the State enacted Proposal A, which shifted funding for Michigan school districts from local property taxes to State sales taxes. The credit impact of this change has been neutral.

  In addition to education, the State's strong economy has allowed for the consideration of reduced income tax rates and establishing a 60% vote of the legislature to raise income tax, sales tax or business tax rates.

  Michigan's economic and financial improvements are reflected in the State's rating of Aa1, AA+, and AA+ by Moody's, Standard & Poor's and Fitch, respectively. All three rating agencies upgraded the State's credit rating in 1998. These ratings reflect the State's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest.

Factors Pertaining to Missouri

  Missouri's economy, like the national economy, is diverse. The State has benefited from its central location, low cost of living and highly skilled workforce, as evidenced by the expansion of computer, telecommunications and business related services. Although recent economic growth in the State is centered around the services and tourism industries, defense and manufacturing remain important elements of the State economy. McDonnell Douglas Corporation, one of the largest private employers in the State, employs approximately 25,000 people, with Chrysler and Ford each employing approximately 10,000 people. The overall State economy has, however, been hurt in recent years, by relocations by firms out of Missouri cities including Kansas City and St. Louis into nearby states. Despite the State's low tax rates and strong economic incentives for development, tighter labor markets and slow population growth could slow economic growth in the near term.

  The State's unemployment rate has steadily declined since a high of 6.7% in 1991 and was 2.4% in July 2000, compared to the national average of 4.0%. Per capita income was $26,187 in 1999, which is approximately 92% of the national average.

  Missouri retains substantial governmental balances through strategic budget management. Missouri's overall creditworthiness is reflected in its long-standing Aaa, AAA, and AAA ratings by Moody's, Standard & Poor's, and Fitch, respectively. These ratings reflect the State's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest.

Factors Pertaining to Ohio

  The Ohio economy has historically relied on durable goods manufacturing, but recent growth has brought healthy diversification. Employment growth in recent years has been concentrated among non-manufacturing industries, with manufacturing employment tapering off since its 1969 peak. Still, manufacturing remains an important component of the State's economy, providing approximately 20% of total employment in Ohio compared with 15% of national employment. General economic activity in Ohio tends to be more cyclical than in non-industrialized states, but during the current national expansion it has had positive implications in Ohio.

  From 1990 to 1999, the State's unemployment rate ranked at or below the national average. Ohio's unemployment rate was 4.1% in July 2000, compared to the national average of 4.0%. Per capita income was $27,081 in 1999, approximately 95% of the national average.

  The State is currently working on revamping its school funding formula, which was deemed unconstitutional in March 1997 by the Ohio Supreme Court. The court's decision was also upheld in May 2000. Changes to the formula will likely require the State to increase its aid to local public schools, which could affect the State's financial position.

  As of August 31, 2000, Moody's rated Ohio general obligation bonds Aa1, while Standard & Poor's and Fitch each rated the State AA+. These ratings reflect the State's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest.

Factors Pertaining to Wisconsin

  Wisconsin's economy is diverse, with non-agricultural employment distributed among the manufacturing, services and trade sectors. The services sector, in particular, has experienced solid growth over the past several years and currently represents approximately 26% of non-agricultural employment in the State. Manufacturing, which has historically been a source of strength for the State's economy, remains a dominant sector at 22% of non-agricultural employment. The manufacturing sector is, however, expected to slow in the near term due to a downturn in demand for industrial machinery and steel, which are major State exports. However, services and trade sectors are expected to maintain this growth within the Wisconsin economy. The State's agricultural sector also remains a vital portion of the overall Wisconsin State economy.

  The State's unemployment rate was 3.7% in July 2000, up from the 3.0% average in July 1999 and close to the national average of 4.0% in July 2000. Per capita income was $27,412 in 1999, which is about 96% of the national average.

  As of August 31, 2000, the State's general obligations bonds were rated Aa2 and AA by Moody's and Standard & Poor's, respectively. These ratings reflect the State's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest.

Hedging and Other Defensive Actions

  Each Fund may periodically engage in hedging transactions. Hedging is a term used for various methods of seeking to preserve portfolio capital value of offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction. It may be desirable and possible in various market environments to partially hedge the portfolio against fluctuations in market value due to interest rate fluctuations by investment in financial futures and index futures as well as related put and call options on such instruments. Both parties entering into an index or financial futures contract are required to post an initial deposit of 1% to 5% of the total contract price. Typically, option holders enter into offsetting closing transactions to enable settlement in cash rather than take delivery of the position in the future of the underlying security. Each Fund will only sell covered futures contracts, which means that the Fund segregates assets equal to the amount of the obligations.

  These transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that losses on the hedge by a Fund may be greater than gains in the value of the securities in such series, portfolio. In addition, futures and options markets may not be liquid in all circumstances. As a result, in volatile markets, a Fund may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Finally, the potential daily deposit requirements in futures contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable distributions to shareholders.

  No Fund will make any investment (whether an initial premium or deposit or a subsequent deposit) other than as necessary to close a prior investment if, immediately after such investment, the sum of the amount of its premiums and deposits would exceed 5% of such series' net assets. Each series will invest in these instruments only in markets believed by the investment adviser to be active and sufficiently liquid. For further information regarding these investment strategies and risks presented thereby, see Appendix B to this Statement of Additional Information.

  Each Fund reserves the right for liquidity or defensive purposes (such as thinness in the market for municipal securities or an expected substantial decline in value of long-term obligations), to temporarily invest up to 20% of its assets in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities, including up to 5% in adequately collateralized repurchase agreements relating thereto. Interest on each instrument is taxable for Federal income tax purposes and would reduce the amount of tax-free interest payable to shareholders.

Short-Term Investments

  The Prospectus discusses briefly the ability of the Funds to invest a portion of their assets in federally tax-exempt or taxable short-term securities ("temporary investments"). Temporary investments will not exceed 20% of a Fund's assets except when made for defensive purposes. The Funds will invest only in taxable temporary investments that are either U.S. Government securities or are rated within the highest grade by Moody's, S&P, or Fitch and mature within one year from the date of purchase or carry a variable or floating rate of interest. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.

  The Funds may invest in the following federally tax-exempt temporary investments:

    Bond Anticipation Notes (BANs) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

    Tax Anticipation Notes (TANs) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

    Revenue Anticipation Notes (RANs) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

    Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

    Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

    Tax-Exempt Commercial Paper (Municipal Paper) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

  Certain Municipal Obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed, but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

  While these various types of notes as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and each Fund may invest in such other types of notes to the extent permitted under their investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

  The Funds may also invest in the following taxable temporary investments:

    U.S. Government Direct Obligations are issued by the United States Treasury and include bills, notes and bonds.

    --Treasury bills are issued with maturities of up to one year. They are issued in bearer form, are sold on a discount basis and are payable at par value at maturity.

    --Treasury notes are longer-term interest bearing obligations with original maturities of one to seven years.

    --Treasury bonds are longer-term interest-bearing obligations with original maturities from five to thirty years.

  U.S. Government Agencies Securities--Certain federal agencies have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. These agencies include, but are not limited to, the Bank for Cooperatives, Federal Land Banks, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Export-Import Bank of the United States, and Tennessee Valley Authority. Issues of these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies' right to borrow from the

Treasury. There can be no assurance that the United States Government itself will pay interest and principal on securities as to which it is not legally so obligated.

  Certificates of Deposit (CDs)--A certificate of deposit is a negotiable interest bearing instrument with a specific maturity. CDs are issued by banks in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity. The Funds will only invest in U.S. dollar denominated CDs issued by U.S. banks with assets of $1 billion or more.

  Commercial Paper--Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations. Maturities on these issues vary from a few days to nine months. Commercial paper may be purchased from U.S. corporations.

  Other Corporate Obligations--The Funds may purchase notes, bonds and debentures issued by corporations if at the time of purchase there is less than one year remaining until maturity or if they carry a variable or floating rate of interest.

  Repurchase Agreements--A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. Government or Municipal Obligations) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during a Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Funds will only enter into repurchase agreements with dealers, domestic banks or recognized financial institutions that in the opinion of Nuveen Advisory present minimal credit risk. The risk to the Funds is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but a Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited. Nuveen Advisory will monitor the value of collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that the value always equals or exceeds the agreed upon price. In the event the value of the collateral declined below the repurchase price, Nuveen Advisory will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price. Each of the Funds will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days.

MANAGEMENT

  The management of the Trust, including general supervision of the duties performed for the Funds under the Investment Management Agreement, is the responsibility of its Board of Trustees. The Trust currently has seven trustees, one of whom is an "interested person" (as the term "interested person" is defined in the Investment Company Act of 1940) and six of whom are "disinterested persons." The names and business addresses of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth below, with those trustees who are "interested persons" of the Trust indicated by an asterisk.

------------------------------------------------------------------------------------
                              Date of Positions and         Principal Occupations
 Name and Address             Birth   Offices with Fund     During Past Five Years
------------------------------------------------------------------------------------
 Timothy R. Schwertfeger*     3/28/49 Chairman of the Board Chairman since July 1,
 333 West Wacker Drive                and President         1996 of The John Nuveen
 Chicago, IL 60606                    Trustee               Company, Nuveen
                                                            Investments, Nuveen
                                                            Advisory Corp. and
                                                            Nuveen Institutional
                                                            Advisory Corp., prior
                                                            thereto Executive Vice
                                                            President and Director
                                                            of The John Nuveen
                                                            Company and Nuveen
                                                            Investments; Director of
                                                            Nuveen Advisory Corp.
                                                            (since 1992) and Nuveen
                                                            Institutional Advisory
                                                            Corp.; Chairman and
                                                            Director (since January
                                                            1997) of Nuveen Asset
                                                            Management, Inc.;
                                                            Director (since 1996) of
                                                            Institutional Capital
                                                            Corporation; Chairman
                                                            and Director of
                                                            Rittenhouse Financial
                                                            Services Inc. (since
                                                            1999); Chief Executive
                                                            Officer (since September
                                                            1999) of Nuveen Senior
                                                            Loan Asset Management
                                                            Inc.

------------------------------------------------------------------------------------
 Robert P. Bremner            8/22/40 Trustee               Private Investor and
 3725 Huntington Street, N.W.                               Management Consultant.
 Washington, D.C. 20015

------------------------------------------------------------------------------------
 Lawrence H. Brown            7/29/34 Trustee               Retired (August 1989) as
 201 Michigan Avenue                                        Senior Vice President of
 Highwood, IL 60040                                         The Northern Trust
                                                            Company

------------------------------------------------------------------------------------
 Anne E. Impellizzeri         1/26/33 Trustee               President and Chief
 3 West 29th Street                                         Executive Officer of
 New York, NY 10001                                         Blanton-Peale Institutes
                                                            of Religion and Health
                                                            (since December 1990).
------------------------------------------------------------------------------------
 Peter R. Sawers              4/3/33  Trustee               Adjunct Professor of
 22 The Landmark                                            Business and Economics,
 Northfield, IL 60093                                       University of Dubuque,
                                                            Iowa; Adjunct Professor,
                                                            Lake Forest Graduate
                                                            School of Management,
                                                            Lake Forest, Illinois.

------------------------------------------------------------------------------------
 William J. Schneider         9/24/44 Trustee               Senior Partner and Chief
 4000 Miller-Valentine Ct.                                  Operating Officer,
 P.O. Box 744                                               Miller-Valentine
 Dayton, OH 45401                                           Partners; Vice
                                                            President, Miller-
                                                            Valentine Group, a
                                                            development and contract
                                                            company; Member
                                                            Community Advisory
                                                            Board, National City
                                                            Bank, Dayton, Ohio.
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                       Date of  Positions and                 Principal Occupations
 Name and Address      Birth    Offices with Fund             During Past Five Years
--------------------------------------------------------------------------------------
 Judith M. Stockdale   12/29/47 Trustee                       Executive Director,
 35 E. Wacker Drive                                           Gaylord and Dorothy
 Suite 2600                                                   Donnelley Foundation
 Chicago, IL 60601                                            (since 1994); prior
                                                              thereto, Executive
                                                              Director, Great Lakes
                                                              Protection Fund (from
                                                              1990 to 1994).

--------------------------------------------------------------------------------
 Alan G. Berkshire     12/28/60 Vice President and            Senior Vice President
 333 West Wacker Drive          Assistant Secretary           and General Counsel
 Chicago, IL 60606                                            (since September 1997)
                                                              and Secretary (since May
                                                              1998) of The John Nuveen
                                                              Company, Nuveen
                                                              Investments, Nuveen
                                                              Advisory Corp. and
                                                              Nuveen Institutional
                                                              Advisory Corp., Senior
                                                              Vice President and
                                                              Secretary (since
                                                              September 1999) of
                                                              Nuveen Senior Loan Asset
                                                              Management Inc.; prior
                                                              thereto, Partner in the
                                                              law firm of Kirkland &
                                                              Ellis.

--------------------------------------------------------------------------------
 Peter H. D'Arrigo     11/28/67 Vice President and            Vice President of Nuveen
 333 West Wacker Drive          Treasurer                     Investments (since
 Chicago, IL 60606                                            January 1999), prior
                                                              thereto, Assistant Vice
                                                              President (from January
                                                              1997); formerly,
                                                              Associate of Nuveen
                                                              Investments; Vice
                                                              President and Treasurer
                                                              (since September 1999)
                                                              of Nuveen Senior Loan
                                                              Asset Management Inc.;
                                                              Chartered Financial
                                                              Analyst.

--------------------------------------------------------------------------------
 Michael S. Davern     6/26/57  Vice President                Vice President of Nuveen
 333 West Wacker Drive                                        Advisory Corp. (since
 Chicago, IL 60606                                            January 1997); prior
                                                              thereto, Vice President
                                                              and Portfolio Manager of
                                                              Flagship Financial.

--------------------------------------------------------------------------------------
 Lorna C. Ferguson     10/24/45 Vice President                Vice President of Nuveen
 333 West Wacker Drive                                        Investments; Vice
 Chicago, IL 60606                                            President (since January
                                                              1998) of Nuveen Advisory
                                                              Corp. and Nuveen
                                                              Institutional Advisory
                                                              Corp.

--------------------------------------------------------------------------------------
 William M. Fitzgerald  3/2/64  Vice President                Vice President of Nuveen
 333 West Wacker Drive                                        Advisory Corp. (since
 Chicago, IL 60606                                            December 1995);
                                                              Assistant Vice President
                                                              of Nuveen Advisory Corp.
                                                              (from September 1992 to
                                                              December 1995), prior
                                                              thereto, Assistant
                                                              Portfolio Manager of
                                                              Nuveen Advisory Corp.;
                                                              Chartered Financial
                                                              Analyst.

--------------------------------------------------------------------------------------
 Stephen D. Foy        5/31/54  Vice President and Controller Vice President of Nuveen
 333 West Wacker Drive                                        Investments and (since
 Chicago, IL 60606                                            May 1998) The John
                                                              Nuveen Company, Vice
                                                              President (since
                                                              September 1999) of
                                                              Nuveen Senior Loan Asset
                                                              Management Inc.;
                                                              Certified Public
                                                              Accountant.

--------------------------------------------------------------------------------------
 J. Thomas Futrell      7/5/55  Vice President                Vice President of Nuveen
 333 West Wacker Drive                                        Advisory Corp.;
 Chicago, IL 60606                                            Chartered Financial
                                                              Analyst.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                         Date of Positions and       Principal Occupations
 Name and Address        Birth   Offices with Fund   During Past Five Years
-------------------------------------------------------------------------------
 Richard A. Huber        3/26/63 Vice President      Vice President of Nuveen
 333 West Wacker Drive                               Institutional Advisory
 Chicago, IL 60606                                   Corp. (since March 1998)
                                                     and Nuveen Advisory Corp.
                                                     (since January 1997);
                                                     prior thereto, Vice
                                                     President and Portfolio
                                                     Manager of Flagship
                                                     Financial, Inc.

-------------------------------------------------------------------------------
 Steven J. Krupa         8/21/57 Vice President      Vice President of Nuveen
 333 West Wacker Drive                               Advisory Corp.
 Chicago, IL 60606

-------------------------------------------------------------------------------
 Larry W. Martin         7/27/51 Vice President and  Vice President, Assistant
 333 West Wacker Drive           Assistant Secretary Secretary and Assistant
 Chicago, IL 60606                                   General Counsel of Nuveen
                                                     Investments; Vice
                                                     President and Assistant
                                                     Secretary of Nuveen
                                                     Advisory Corp.; Vice
                                                     President and Assistant
                                                     Secretary of Nuveen
                                                     Institutional Advisory
                                                     Corp.; Assistant Secretary
                                                     of The John Nuveen Company
                                                     and (since January 1997)
                                                     Nuveen Asset Management
                                                     Inc.; Vice President and
                                                     Assistant Secretary (since
                                                     September 1999) of Nuveen
                                                     Senior Loan Asset
                                                     Management Inc.

-------------------------------------------------------------------------------
 Edward F. Neild, IV     7/7/65  Vice President      Vice President (since
 333 West Wacker Drive                               September 1996),
 Chicago, IL 60606                                   previously Assistant Vice
                                                     President (since December
                                                     1993) of Nuveen Advisory
                                                     Corp., Portfolio Manager
                                                     prior thereto; Vice
                                                     President (since September
                                                     1996), previously
                                                     Assistant Vice President
                                                     (since May 1995) of Nuveen
                                                     Institutional Advisory
                                                     Corp., Portfolio Manager
                                                     prior thereto; Chartered
                                                     Financial Analyst.

-------------------------------------------------------------------------------
 Stephen S. Peterson     9/20/57 Vice President      Vice President (since
 333 West Wacker Drive                               September 1997),
 Chicago, IL 60606                                   previously Assistant Vice
                                                     President (since September
                                                     1996), Portfolio Manager
                                                     prior thereto of Nuveen
                                                     Advisory Corp.; Chartered
                                                     Financial Analyst.

-------------------------------------------------------------------------------
 Thomas C. Spalding, Jr. 7/31/51 Vice President      Vice President of Nuveen
 333 West Wacker Drive                               Advisory Corp. and Nuveen
 Chicago, IL 60606                                   Institutional Advisory
                                                     Corp.; Chartered Financial
                                                     Analyst.
-------------------------------------------------------------------------------
 Gifford R. Zimmerman    9/9/56  Vice President and  Vice President, Assistant
 333 West Wacker Drive           Secretary           Secretary and Associate
 Chicago, IL 60606                                   General Counsel formerly
                                                     Assistant General Counsel
                                                     of Nuveen Investments;
                                                     Vice President and
                                                     Assistant Secretary of
                                                     Nuveen Advisory Corp. and
                                                     Nuveen Institutional
                                                     Advisory Corp.; Vice
                                                     President and Assistant
                                                     Secretary of The John
                                                     Nuveen Company (since May
                                                     1994); Vice President and
                                                     Assistant Secretary (since
                                                     September 1999) of Nuveen
                                                     Senior Loan Asset
                                                     Management Inc.; Chartered
                                                     Financial Analyst.

--------------------------------------------------------------------------------

  Timothy R. Schwertfeger and Peter R. Sawers serve as members of the Executive Committee of the Board of Trustees. The Executive Committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.

  The trustees of the Trust are directors or trustees, as the case may be, of 37 Nuveen open-end funds and 54 Nuveen closed-end funds advised by Nuveen Advisory Corp. Mr. Schwertfeger is a director or trustee, as the case may be, of 13 Nuveen open-end funds and closed-end funds advised by Nuveen Institutional Advisory Corp. and two funds advised by Nuveen Senior Loan Asset Management. None of the independent trustees has ever been a director, officer, or employee of, or a consultant to, Nuveen Advisory, Nuveen or their affiliates.

  The following table sets forth compensation paid by the Trust to each of the trustees of the Trust and the total compensation paid to each trustee during the fiscal year ended May 31, 2000. The Trust has no retirement or pension plans. The officers and trustees affiliated with Nuveen serve without any compensation from the Trust.

                                                 Deferred   Total Compensation
                                 Aggregate     Compensation   from Trust and
                               Compensation    Payable from    Fund Complex
      Name of Trustee        from the Trust(1) the Trust(2) Paid to Trustees(3)
      ---------------        ----------------- ------------ -------------------
      Robert P. Bremner.....      $5,242          $  717          $71,000
      Lawrence H. Brown.....      $6,248          $  --           $75,500
      Anne E. Impellizzeri..      $1,267          $4,763          $71,000
      Peter R. Sawers.......      $1,267          $4,764          $71,750
      William J. Schneider..      $1,231          $4,670          $69,000
      Judith M. Stockdale...      $4,775          $1,200          $71,000

--------

(1) The compensation paid (but not including amounts deferred) to the independent trustees for the fiscal year ended May 31, 2000 for services to the Trust.

(2) Pursuant to a deferred compensation agreement with the Trust, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. The amounts provided are the total deferred fees (including the return from the assumed investment in the eligible Nuveen Funds) payable from the Trust.

(3) Based on the compensation paid (including any amounts deferred) to the independent trustees for the fiscal year ended May 31, 2000 for services to the open-end and closed-end funds advised by NAC.

  Each trustee who is not affiliated with NAC receives a $60,000 annual retainer for serving as a director or trustee of all funds for which NAC serves as investment adviser or manager and a $1,000 fee per day plus expenses for attendance at all meetings held on a day on which a regularly scheduled Board meeting is held, a $1,000 fee per day plus expenses for attendance in person or a $500 fee per day plus expenses for attendance by telephone at a meeting held on a day which no regular Board meeting is held and a $500 fee per day plus expenses for attendance in person or by telephone at a meeting of the Executive Committee held solely to declare dividends. The annual retainer, fees and expenses are allocated among the funds for which NAC serves as investment adviser or manager on the basis of relative net asset sizes. The Trust requires no employees other than its officers, all of whom are compensated by NAC or Nuveen.

  The John Nuveen Company (JNC) maintains charitable contributions programs to encourage the active support and involvement of individuals in the civic activities of their community. These programs include a matching contributions program and a direct contributions program. The independent trustees of the funds managed by NAC are eligible to participate in the charitable contributions program of JNC. Under the matching program, JNC will match the personal contributions of a trustee to Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year. Under its direct (non-matching) program, JNC makes contributions to qualifying Section 501(c)(3) organizations, as approved by the Corporate Contributions Committee of JNC. The independent trustees are also eligible to submit proposals to the committee requesting that contributions be made under this program to Section 501(c)(3) organizations identified by the trustee, in an aggregate amount not to exceed $5,000 during any calendar year. Any contribution made by JNC under the direct program is made solely at the discretion of the Corporate Contributions Committee.

  The officers and trustees of each Fund, in the aggregate, own less than 1% of the shares of the Fund.

  The following table sets forth the percentage ownership of each person, who, as of September 18, 2000, owns of record, or is known by Registrant to own of record or beneficially 5% or more of any class of a Fund's shares.

                                                                     Percentage
Name of Fund and Class        Name and Address of Owner             of Ownership
----------------------        -------------------------             ------------
Nuveen Kansas Municipal Bond
 Fund                         Merrill Lynch, Pierce, Fenner & Smith    11.51%
 Class A Shares.............  for the sole benefit of its customers
                              Attn: Fund Admin. / 979D0
                              4800 Deer  Lake Dr. E. Fl 3
                              Jacksonville, FL 32246-6484

Nuveen Kansas Municipal Bond
 Fund                         Merrill Lynch, Pierce, Fenner & Smith    17.26
 Class B Shares.............  for the sole benefit of its customers
                              Attn: Fund Admin. / 97NC3
                              4800 Deer Lake Dr. E. Fl 3
                              Jacksonville, FL 32246-6484
Nuveen Kansas Municipal Bond
 Fund                         Merrill Lynch, Pierce, Fenner & Smith    32.47
 Class C Shares.............  for the sole benefit of its customers
                              Attn: Fund Admin. / 97NE0
                              4800 Deer Lake Dr. E. Fl 3
                              Jacksonville, FL 32246-6484
                              NFSC FEBO B9G-622419                      5.01
                              Gregory G. Caspers TTEE
                              U A 2 1688
                              12213 Perry
                              Jacksonville, FL 32246-6484
Nuveen Kansas Municipal Bond
 Fund                         Trukan & Co.                             71.81
 Class R Shares.............  P.O. Box 3699
                              Wichita, KS 67201
                              Fahnestock Co. Inc. FBO                  18.30
                              A430025807
                              125 Broad Street
                              New York, NY 10004
                              Fahnestock Co. Inc. FBO                   6.84
                              A430660033
                              125 Broad Street
                              New York, NY 10004
Nuveen Kentucky Municipal
 Bond Fund                    Merrill Lynch, Pierce, Fenner & Smith     9.81
 Class A Shares.............  for the sole benefit of its customers
                              Attn: Fund Admin. / 971X8
                              4800 Deer Lake Dr. E. Fl 3
                              Jacksonville, FL 32246-6484

                                                                   Percentage
Name of Fund and Class      Name and Address of Owner             of Ownership
----------------------      -------------------------             ------------
Nuveen Kentucky Municipal
 Bond Fund                  Merrill Lynch, Pierce, Fenner & Smith    18.36%
 Class B Shares............ for the sole benefit of its customers
                            Attn: Fund Admin. / 97NC4
                            4800 Deer Lake Dr. E. Fl 3
                            Jacksonville, FL 32246-6484
Nuveen Kentucky Municipal
 Bond Fund                  Merrill Lynch, Pierce, Fenner & Smith    27.15
 Class C Shares............ for the sole benefit of its customers
                            Attn: Fund Admin. / 97CM9
                            4800 Deer Lake Dr. E. Fl 3
                            Jacksonville, FL 32246-6484
Nuveen Kentucky Municipal
 Bond Fund                  Ronald G. Barlow                         50.63
 Class R Shares............ 10136 Scale Rd
                            Benton, KY 42025-6748
                            Hugh M. Cohen                            12.11
                            3005 Aubert Ave
                            Louisville, KY 40206-2601
                            Stifel Nicolaus Co., Inc.                12.10
                            AC 2040-2343
                            501 North Broadway
                            St. Louis, MO 63102
                            Edward D. Jones & Co. FAO                 9.24
                            Joseph E. Knight
                            EDJ 421-04756-1-4
                            P.O. Box 2500
                            Maryland Heights, MO 63043-8500
Nuveen Michigan Municipal
 Bond Fund                  Merrill Lynch, Pierce, Fenner & Smith    47.87
 Class A Shares............ for the sole benefit of its customers
                            Attn: Fund Admin. / 97E75
                            4800 Deer Lake Dr. E. Fl 3
                            Jacksonville, FL 32246-6484
Nuveen Michigan Municipal
 Bond Fund                  Merrill Lynch, Pierce, Fenner & Smith    31.49
 Class B Shares............ for the sole benefit of its customers
                            Attn: Fund Admin. / 97ND4
                            4800 Deer Lake Dr E. Fl 3
                            Jacksonville, FL 32246-6484
                            Ruth A. Weglarz                           7.84
                            David A. & Michael J. Hagen TRS
                            Elaine M. Hagen Irrevocable Trust
                            47991 Ben Franklin Drive
                            Shelby Township, MI 48315

                                                                   Percentage
Name of Fund and Class      Name and Address of Owner             of Ownership
----------------------      -------------------------             ------------
Nuveen Michigan Municipal
 Bond Fund                  Merrill Lynch, Pierce, Fenner & Smith    53.62%
 Class C Shares............ for the sole benefit of its customers
                            Attn: Fund Admin. / 97GW2
                            4800 Deer Lake Dr E. Fl 3
                            Jacksonville, FL 32246-6484
Nuveen  Missouri Municipal
 Bond Fund                  Merrill Lynch, Pierce, Fenner & Smith    20.91
 Class A Shares............ for the sole benefit of its customers
                            Attn: Fund Admin. / 973G2
                            4800 Deer Lake Dr E. Fl 3
                            Jacksonville, FL 32246-6484
Nuveen  Missouri Municipal
 Bond Fund                  Merrill Lynch, Pierce, Fenner & Smith    27.05
 Class B Shares............ for the sole benefit of its customers
                            Attn: Fund Admin. / 97NC6
                            4800 Deer Lake Dr E. Fl 3
                            Jacksonville, FL 32246-6484
                            Salomon Smith Barney Inc                  6.18
                            00159609738
                            388 Greenwich Street
                            New York, NY 10013-2339
                            Prudential Securities Inc. FBO            5.61
                            Mr. Keith McClanahan TTEE
                            FBO Rella Maxine McClanahan
                            401 SE Oldham Pkwy
                            Lees Summit, MO 64081-2930
                            Smith Barney Inc                          5.19
                            00159614216
                            388 Greenwich Street
                            New York, NY 10013-2339
Nuveen  Missouri Municipal
 Bond Fund                  Merrill Lynch, Pierce, Fenner & Smith    52.39
 Class C Shares............ for the sole benefit of its customers
                            Attn: Fund Admin. / 97DD3
                            4800 Deer Lake Dr E. Fl 3
                            Jacksonville, FL 32246-6484
                            Glennon O. Biffignani                     6.45
                            and Patricia A. Biffignani
                            8941 Raleigh Dr.
                            St. Louis, MO 63123-3847

                                                                   Percentage
Name of Fund and Class      Name and Address of Owner             of Ownership
----------------------      -------------------------             ------------
Nuveen Missouri Municipal
 Bond Fund                  Susan Williams TTEE                      38.29%
 Class R Shares............ Neil M. Bischoff Martha
                            Trust U.A. DTD 09-21-93
                            2830 Hilly Haven Court
                            St. Louis, MO 63129
                            Donaldson Lufkin Jenrette                38.25
                            Securities Corporation, Inc.
                            P.O. Box 2052
                            Jersey City, NJ 07303-9998
                            Terry M. Moser TTEE                      17.72
                            Terry M. Moser Rev. Trust
                            5414 Village Courtway Ln.
                            St. Louis, MO 63128-3847
Nuveen Ohio Municipal Bond
 Fund                       Merrill Lynch, Pierce, Fenner & Smith    33.21
 Class A Shares............ for the sole benefit of its customers
                            Attn: Fund Admin. / 97E84
                            4800 Deer Lake Dr. E. Fl 3
                            Jacksonville, FL 32246-6484
Nuveen Ohio Municipal Bond
 Fund                       Merrill Lynch, Pierce, Fenner & Smith    41.22
 Class B Shares............ for the sole benefit of its customers
                            Attn: Fund Admin. / 97ND5
                            4800 Deer Lake Dr. E. Fl 3
                            Jacksonville, FL 32246-6484
Nuveen Ohio Municipal Bond
 Fund                       Merrill Lynch, Pierce, Fenner & Smith    49.62
 Class C Shares............ for the sole benefit of its customers
                            Attn: Fund Admin. / 97GY8
                            4800 Deer Lake Dr. E. Fl 3
                            Jacksonville, FL 32246-6484
Nuveen Wisconsin Municipal
 Bond Fund                  Salomon Smith Barney Inc.                13.67
 Class A Shares............ 00127113901
                            333 West 34th St.--3rd Floor
                            New York, NY 10001
                            Merrill Lynch, Pierce, Fenner & Smith     9.05
                            for the sole benefit of its customers
                            Attn: Fund Admin. / 97D51
                            4800 Deer Lake Dr. E. Fl 3
                            Jacksonville, FL 32246-6484
                            Donaldson Lufkin Jenrette                 5.46
                            Securities Corporation, Inc.
                            P.O. Box 2052
                            Jersey City, NJ 07303-2052

                                                                   Percentage
Name of Fund and Class      Name and Address of Owner             of Ownership
----------------------      -------------------------             ------------
Nuveen Wisconsin Municipal
 Bond Fund                  PaineWebber for the benefit of           13.53%
 Class B Shares............ Mr. William J. Hurkman
                            2304 South Arch Street
                            Janesville, WI 53546-6126
                            NFSC FEBO A7T-055425                     10.35
                            Thomas H. Daniels
                            7855 West Heather Ave.
                            Milwaukee, WI 53223
                            PaineWebber for the benefit of            6.28
                            Gustave M. Bruch
                            5030 Desoto Court
                            New Berlin, WI 53151-7663
                            First Clearing Corporation                5.27
                            A.C. 1552-7391
                            6669 W. Mill Rd.
                            Milwaukee, WI 53218-1238
Nuveen Wisconsin Municipal
 Bond Fund                  Merrill Lynch, Pierce, Fenner & Smith     6.53
 Class C Shares............ for the sole benefit of its customers
                            Attn: Fund Admin. / 97NE3
                            4800 Deer Lake Dr. E. Fl 3
                            Jacksonville, FL 32246-6484
                            Robert W. Baird Co., Inc.                13.24
                            A.C. 2847-0241
                            777 E. Wisconsin Ave.
                            Milwaukee, WI 53202-5391
                            First Clearing Corporation                9.40
                            A.C. 3973-8110
                            1244 Dartmouth Rd.
                            Madison, WI 53705-2214
                            First Clearing Corporation               12.49
                            A.C. 7804-2234
                            13 Veblen Pl.
                            Madison, WI 53705-1057
Nuveen Wisconsin Municipal
 Bond Fund                  Elizabeth H. Sohn                        98.14
 Class R Shares............ Elizabeth H. Sohn Trust
                            N14651 Wintergreen Lake Rd.
                            Park Falls, WI 54552-7069

INVESTMENT ADVISER AND INVESTMENT MANAGEMENT AGREEMENT

  Nuveen Advisory Corp. acts as investment adviser for and manages the investment and reinvestment of the assets of each of the Funds. Nuveen Advisory also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected to such positions. See "Fund Service Providers" in the Prospectus.

  Pursuant to an investment management agreement between Nuveen Advisory and the Trust, each of the Funds has agreed to pay an annual management fee at the rates set forth below:

Average Daily Net Assets                                          Management Fee
------------------------                                          --------------
For the first $125 million.......................................  .5500 of 1%
For the next $125 million........................................  .5375 of 1%
For the next $250 million........................................  .5250 of 1%
For the next $500 million........................................  .5125 of 1%
For the next $1 billion..........................................  .5000 of 1%
For net assets over $2 billion...................................  .4750 of 1%

  Nuveen Advisory has agreed to waive all or a portion of its management fee or reimburse certain expenses of the Ohio Fund in order to prevent total operating expenses (including Nuveen Advisory's fee, but excluding interest, taxes, fees incurred in acquiring and disposing of portfolio securities, any asset-based distribution or service fees and, to the extent permitted, extraordinary expenses) in any fiscal year from exceeding .75 of 1% of average daily net asset value of any class of shares of the Fund.

  For the last three fiscal years, the Funds paid net management fees as follows:

                              Management Fees Net of     Fee Waivers and Expense
                           Expense Reimbursement Paid to   Reimbursements from
                           Nuveen Advisory for the Year      Nuveen Advisory
                                       Ended               for the Year Ended
                           ----------------------------- -----------------------
                            5/31/98   5/31/99   5/31/00  5/31/98 5/31/99 5/31/00
                           --------- --------- --------- ------- ------- -------
Nuveen Kansas Municipal
 Bond Fund...............    360,823   479,476   626,198 191,060 173,046  6,917
Nuveen Kentucky Municipal
 Bond Fund...............  2,227,288 2,577,305 2,520,259 310,289 102,078    --
Nuveen Michigan Municipal
 Bond Fund...............  1,804,027 1,870,026 1,638,183     --      --     --
Nuveen Missouri Municipal
 Bond Fund...............  1,308,176 1,380,379 1,258,134     --    4,300    --
Nuveen Ohio Municipal
 Bond Fund...............  3,609,901 3,702,803 3,385,573     --      --   1,288
Nuveen Wisconsin
 Municipal Bond Fund.....        --     22,260   160,981 156,639 156,046 47,420

  In addition to the management fee of Nuveen Advisory, each Fund pays all other costs and expenses of its operations and a portion of the Trust's general administrative expenses allocated in proportion to the net assets of each Fund.

  Nuveen Advisory is a wholly owned subsidiary of Nuveen Investments ("Nuveen"), the Funds' principal underwriter. Nuveen is sponsor of the Nuveen Defined Portfolios, registered unit investment trusts, is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Exchange-Traded Funds. Over 1.3 million individuals have invested to date in Nuveen's funds and trusts. Founded in 1898, Nuveen brings over a century of expertise to the municipal bond market. Overall, Nuveen and its affiliates manage or oversee more than $70 billion in assets in a variety of products. Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 77% owned by The St. Paul

Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota and is principally engaged in providing property-liability insurance through subsidiaries. Effective January 1, 1997, The John Nuveen Company acquired Flagship Resources Inc., and as part of that acquisition, Flagship Financial, the adviser to the Flagship Funds, was merged with Nuveen Advisory.

  Nuveen Advisory's portfolio managers call upon the resources of Nuveen's Research Department. The Nuveen Research Department reviews more than $100 billion in municipal bonds every year.

  The Funds, the other Nuveen funds, Nuveen Advisory, and other related entities have adopted a code of ethics which essentially prohibits all Nuveen fund management personnel, including Nuveen fund portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of, a Fund's anticipated or actual portfolio transactions, and is designed to assure that the interests of Fund shareholders are placed before the interests of Nuveen personnel in connection with personal investment transactions.

PORTFOLIO TRANSACTIONS

  Nuveen Advisory is responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds' securities business, the negotiation of the prices to be paid for principal trades and the allocation of its transactions among various dealer firms. Portfolio securities will normally be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained elsewhere. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the Investment Company Act of 1940.

  The Funds expect that substantially all portfolio transactions will be effected on a principal (as opposed to an agency) basis and, accordingly, do not expect to pay any brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. Given the best price and execution obtainable, it will be the practice of the Funds to select dealers which, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Advisory. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Nuveen Advisory's own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Advisory's expenses. While Nuveen Advisory will be primarily responsible for the placement of the business of the Funds, the policies and practices of Nuveen Advisory in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees.

  Nuveen Advisory reserves the right to, and does, manage other investment accounts and investment companies for other clients, which may have investment objectives similar to the Funds. Subject to applicable laws and regulations, Nuveen Advisory will attempt to allocate equitably portfolio transactions among the Funds and the portfolios of its other clients purchasing or selling securities whenever decisions are made to purchase or sell securities by a Fund and one or more of such other clients simultaneously. In making such allocations the main factors to be considered will be the respective investment objectives of the Fund and such other clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and such other clients, the size of investment commitments generally held by the Fund and such other clients and opinions of the persons responsible for recommending investments to the Fund and such other clients. While this procedure could have a detrimental effect on the price or amount of the securities available to the Funds from time to time, it is the opinion of the Board of Trustees that the benefits available from Nuveen Advisory's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

  Under the Investment Company Act of 1940, the Funds may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of an issue of Municipal Obligations purchased by a Fund, the amount of Municipal Obligations which may be purchased in any one issue and the assets of a Fund which may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the trustees who are not interested persons of the Trust.

NET ASSET VALUE

  As stated in the Prospectus, the net asset value of the shares of the Funds will be determined separately for each class of the Funds' shares by The Chase Manhattan Bank, the Funds' custodian, as of the close of trading (normally 4:00 p.m. Eastern Time) on each day on which the Exchange is normally open for trading. The Exchange is not open for trading on New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of a class of shares of a Fund will be computed by dividing the market value of the Fund's assets attributable to the class, less the liabilities attributable to the class, by the number of shares of the class outstanding.

  In determining net asset value for the Funds, the Funds' custodian utilizes the valuations of portfolio securities furnished by a pricing service approved by the trustees. Securities for which quotations are not readily available (which constitute a majority of the securities held by the Funds) are valued at fair value as determined by the pricing service using methods which include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Board of Trustees.

TAX MATTERS

Federal Income Tax Matters

  The following discussion of federal income tax matters is based upon the advice of Morgan, Lewis & Bockius LLP, counsel to the Trust.

  Each Fund intends to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for tax treatment as a regulated investment company. In order to qualify as a regulated investment company, a Fund must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to shareholders. First, a Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, foreign currencies or other income (including but not limited to gains from options and futures) derived with respect to its business of investing in such stock or securities (the "90% gross income test"). Second, a Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of a Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by a Fund and engaged in the same, similar or related trades or businesses.

  As a regulated investment company, a Fund will not be subject to federal income tax on its distributions in any taxable year for which it distributes at least 90% of the sum of (i) its "investment company taxable income" (which includes dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of long-term capital loss, and any other taxable income other than "net capital gain" (as defined below) and is reduced by deductible expenses) and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). A Fund may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if a Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any capital gain, such Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by such Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of the includible gain and the tax deemed paid by the shareholder in respect of such shares. Each Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax-exempt interest and any investment company taxable income and net capital gain.

  Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if they had been incurred in the succeeding year.

  Each Fund also intends to satisfy conditions (including requirements as to the proportion of its assets invested in Municipal Obligations) that will enable it to designate distributions from the interest income generated by investments in Municipal Obligations, which is exempt from regular federal income tax when received by such Fund, as exempt-interest dividends. Shareholders receiving exempt-interest dividends will not be subject to regular federal income tax on the amount of such dividends. Insurance proceeds received by a Fund under any insurance policies in respect of scheduled interest payments on defaulted Municipal Obligations will generally be excludable from federal gross income under Section 103(a) of the Code. In the case of non-appropriation by a political subdivision, however, there can be no assurance that payments made by the insurer representing interest on "non-appropriation" lease obligations will be excludable from gross income for federal income tax purposes.

  Distributions by a Fund of net interest received from certain taxable temporary investments (such as certificates of deposit, commercial paper and obligations of the U.S. Government, its agencies and instrumentalities) and net short-term capital gains realized by a Fund, if any, will be taxable to shareholders as ordinary income whether received in cash or additional shares. If a Fund purchases a Municipal Obligation at a market discount, any gain realized by the Fund upon sale or redemption of the Municipal Obligation will be treated as taxable interest income to the extent such gain does not exceed the market discount, and any gain realized in excess of the market discount will be treated as capital gains. Any net long-term capital gains realized by a Fund and distributed to shareholders in cash or additional shares, will be taxable to shareholders as long-term capital gains regardless of the length of time investors have owned shares of a Fund. Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, as discussed below.

  If a Fund has both tax-exempt and taxable income, it will use the "average annual" method for determining the designated percentage that is taxable income and designate the use of such method within 60 days after the end of the Fund's taxable year. Under this method, one designated percentage is applied uniformly to all distributions made during the Fund's taxable year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution.

  If a Fund engages in hedging transactions involving financial futures and options, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to a Fund, defer a Fund's losses, cause adjustments in the holding periods of a Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

  Because the taxable portion of a Fund's investment income consists primarily of interest, none of its dividends, whether or not treated as exempt-interest dividends, is expected to qualify under the Code for the dividends received deductions for corporations.

  Prior to purchasing shares in a Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution.

  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by a Fund (and received by the shareholders) on December 31.

  The redemption or exchange of the shares of a Fund normally will result in capital gain or loss to the shareholders. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, gain on the sale of shares held for more than 12 months will generally be taxed at a maximum marginal rate of 20%, while gain on the sale of shares held for not more than one year and other ordinary income will generally be taxed at a maximum marginal rate of 39.6%. Because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective tax rate on net income may be higher in certain circumstances.

  All or a portion of a sales charge paid in purchasing shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of a Fund or another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Moreover, losses recognized by a shareholder on the redemption or exchange of shares of a Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distributions of long-term capital gains made with respect to such shares. In addition, no loss will be allowed on the redemption or exchange of shares of a Fund if the shareholder purchases other shares of such Fund (whether through reinvestment of distributions or otherwise) or the shareholder acquires or enters into a contract or option to acquire securities that are substantially identical to shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

  It may not be advantageous from a tax perspective for shareholders to redeem or exchange shares after tax-exempt income has accrued but before the record date for the exempt-interest dividend representing the distribution of such income. Because such accrued tax-exempt income is included in the net asset value per share (which equals the redemption or exchange value), such a redemption could result in treatment of the portion of the sales or redemption proceeds equal to the accrued tax-exempt interest as taxable gain (to the extent the redemption or exchange price exceeds the shareholder's tax basis in the shares disposed of) rather than tax-exempt interest.

  In order to avoid a 4% federal excise tax, a Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its realized capital gains over its realized capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and the excess of realized capital gains over realized capital losses for the prior year that was not distributed during such year and on which such Fund paid no federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. The Funds intend to make timely distributions in compliance with these requirements and consequently it is anticipated that they generally will not be required to pay the excise tax.

  If in any year a Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its income for that year (other than interest income from Municipal Obligations), and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's available earnings and profits.

  Because the Funds may invest in private activity bonds, the interest on which is not federally tax-exempt to persons who are "substantial users" of the facilities financed by such bonds or "related persons" of such "substantial users," the Funds may not be an appropriate investment for shareholders who are considered either a "substantial user" or a "related person" within the meaning of the Code. For additional information, investors should consult their tax advisers before investing in a Fund.

  Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals. Interest on certain Municipal Obligations, such as bonds issued to make loans for housing purposes or to private entities (but not for certain tax-exempt organizations such as universities and non-profit hospitals), is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that a Fund receives income from Municipal Obligations subject to the alternative minimum tax, a portion of the dividends paid by it, although otherwise exempt from federal income tax, will be taxable to shareholders to the extent that their tax liability is determined under the alternative minimum tax regime. The Funds will annually supply shareholders with a report indicating the percentage of Fund income attributable to Municipal Obligations subject to the federal alternative minimum tax.

  In addition, the alternative minimum taxable income for corporations is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on all Municipal Obligations, and therefore all distributions by the Funds that would otherwise be tax-exempt, is included in calculating a corporation's adjusted current earnings.

  Tax-exempt income, including exempt-interest dividends paid by a Fund, will be added to the taxable income of individuals receiving social security or railroad retirement benefits in determining whether a portion of that benefit will be subject to federal income tax.

  The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of any Fund is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares of a Fund may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

  The Funds are required in certain circumstances to withhold 31% of taxable dividends and certain other payments paid to non-corporate holders of shares who have not furnished to the Funds their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding.

  The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the taxation of the Fund and its shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisors for more detailed information concerning the federal taxation of the Funds and the income tax consequences to their shareholders.

State Tax Matters

  The discussion of tax treatment is based on the assumptions that the Funds will qualify under Subchapter M of the Code as regulated investment companies and as qualified investment funds under applicable state law, that they will satisfy the conditions which will cause distributions to qualify as exempt-interest dividends to shareholders when distributed as intended, and that each Fund will distribute all interest and dividends it receives to its shareholders. Unless otherwise noted, shareholders in each Fund will not be subject to state income taxation on distributions that are attributable to interest earned on the municipal obligations issued by that state or its subdivisions, or on obligations of the United States. Shareholders generally will be required to include capital gain distributions in their income for state tax purposes. The tax discussion summarizes general state tax laws which are currently in effect and are subject to change by legislative or administrative action; any such changes may be retroactive with respect to the applicable Fund's transactions. Investors should consult a tax advisor for more detailed information about state taxes to which they may be subject.

Kansas

  The following is a general, abbreviated summary of certain provisions of the applicable Kansas tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Kansas Fund. The foregoing summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Kansas Fund transactions.

  The following is based on the assumptions that the Kansas Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Kansas Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Kansas Fund's shareholders.

  The Kansas Fund will be subject to the Kansas corporate franchise tax and the Kansas corporate income tax only if it has a sufficient nexus with Kansas. If it is subject to such taxes, it does not expect to pay a material amount of either tax.

  Distributions by the Kansas Fund that are attributable to interest on any obligation of Kansas and its political subdivisions issued after December 31, 1987, and interest on certain such obligations issued before January 1, 1988, or to interest on obligations of the United States, its territories, possessions or instrumentalities that are exempt from state taxation under federal law will not be subject to the Kansas personal income tax or the Kansas corporate income tax. All other distributions, including distributions attributable to capital gains, will be subject to the Kansas personal and corporate income taxes.

  Gain on the sale, exchange, or other disposition of shares of the Kansas Fund will be subject to the Kansas personal and corporate income taxes.

  Shares of the Kansas Fund may be subject to the Kansas estate tax if owned by a Kansas decedent at the time of death.

  Shareholders are advised to consult with their own tax advisors for more detailed information concerning Kansas and local tax matters.

Kentucky

  The following is a general, abbreviated summary of certain provisions of the applicable Kentucky tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Kentucky Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Kentucky Fund transactions.

  The following is based on the assumptions that the Kentucky Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause the Kentucky Fund's distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Kentucky Fund's shareholders.

  The Kentucky Fund will be subject to the Kentucky corporate income tax, the Kentucky intangible property tax, and the Kentucky corporation license tax only if it has a sufficient nexus with Kentucky. If it is subject to such taxes, it does not expect to pay a material amount of any such tax.

  Distributions from the Kentucky Fund that are attributable to interest on any obligation of Kentucky and its political subdivisions ("Kentucky Obligations") or to interest on obligations of the United States, its territories, possessions, or instrumentalities that are exempt from state taxation under federal law ("Federal Obligations") will not be subject to the Kentucky personal income tax or the Kentucky corporate income tax. All other distributions, including distributions attributable to capital gains, will be subject to the Kentucky personal and corporate income tax.

  Resident shareholders will not be subject to the Kentucky intangible property tax on their Kentucky Fund shares.

  Gain on the sale, exchange, or other disposition of shares of the Kentucky Fund will be subject to the Kentucky personal and corporate income taxes.

  Shares of the Kentucky Fund may be subject to the Kentucky inheritance tax and the Kentucky estate tax if owned by a Kentucky decedent at the time of death.

  Shareholders are advised to consult with their own tax advisors for more detailed information concerning Kentucky and local tax matters.

Michigan

  The following is a general, abbreviated summary of certain provisions of the applicable Michigan state tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Michigan Fund. This summary does not address the taxation of other shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Michigan Fund transactions.

  The following is based on the assumptions that the Michigan Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Michigan Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Michigan Fund's shareholders.

  The Michigan Fund will be subject to the Michigan single business tax only if it has a sufficient nexus with Michigan. If it is subject to the single business tax, it does not expect to pay a material amount of such tax.

  Distributions by the Michigan Fund attributable to interest on any obligation of Michigan and its political subdivisions ("Michigan Obligations") or to interest on obligations of the United States, its territories, possessions, or instrumentalities that are exempt from state taxation under federal law ("Federal Obligations") will not be subject to the Michigan personal income tax. In addition, under current administrative practice of the Michigan Department of Revenue, dividends attributable to gains realized from the sale or exchange of Federal Obligations will not be subject to the Michigan personal income tax. All other distributions, including distributions attributable to capital gains (other than capital gains realized from the sale of Federal Obligations), will be subject to the Michigan income tax.

  Residents of Michigan cities imposing local income taxes will not be subject to such taxes on the Michigan Fund's distributions of income attributable either (1) to interest earned on Federal Obligations or of state or local governments or (2) to gains on the sale of Federal Obligations.

  Gain on the sale, exchange, or other disposition of shares of the Michigan Fund will be subject to the Michigan personal income tax.

  Shares of the Michigan Fund may be subject to the Michigan inheritance and estate taxes if owned by a Michigan decedent at the time of death.

  Shareholders are advised to consult with their own tax advisors for more detailed information concerning Michigan and local tax matters, particularly with regard to the Michigan single business tax.

Missouri

  The following is a general, abbreviated summary of certain provisions of the applicable Missouri tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Missouri Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Missouri Fund transactions.

  The following is based on the assumptions that the Missouri Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Missouri Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Missouri Fund's shareholders.

  The Missouri Fund will be subject to the Missouri corporate franchise tax and the Missouri corporate income tax only if it has a sufficient nexus with Missouri. If it is subject to such taxes, it does not expect to pay a material amount with respect to either tax.

  Distributions by the Missouri Fund that are attributable to interest on obligations of Missouri and its political subdivisions or to interest on obligations of the United States, its territories, possessions, or instrumentalities that are exempt from state taxation under federal law will not be subject to the Missouri personal income tax or the Missouri corporate income tax. All other distributions, including distributions attributable to capital gains, will be subject to the Missouri personal and corporate income taxes.

  Gain on the sale, exchange, or other disposition of shares of the Missouri Fund will be subject to the Missouri personal income tax and the Missouri corporate income tax.

  Shares of the Missouri Fund may be subject to the Missouri estate tax if owned by a Missouri decedent at the time of death.

  Shareholders are advised to consult with their own tax advisors for more detailed information concerning Missouri and local tax matters.

Ohio

  The following is a general, abbreviated summary of certain provisions of the applicable Ohio tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Ohio Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Ohio Fund transactions.

  The following is based on the assumptions that the Ohio Fund will qualify under Subchapter M of the Code as a regulated investment company and under Ohio law as a qualified investment trust, that it will file any report that may be required of it under the Ohio Revised Code, that it will satisfy the conditions which will cause Ohio Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Ohio Fund's shareholders.

  The Ohio Fund is not subject to Ohio taxes.

  Distributions by the Ohio Fund attributable to interest on or gain from the sale of any interest-bearing obligation of Ohio and its political subdivisions ("Ohio Obligations") or to interest on obligations of the United States, its territories, possessions, or instrumentalities that are exempt from state taxation under federal law ("Federal Obligations") will not be subject to the Ohio personal income tax, Ohio school district income taxes, and Ohio municipal income taxes. All other distributions, including distributions attributable to capital gains (other than capital gains on Ohio Obligations), will be subject to the Ohio personal income tax, Ohio school district income taxes, and Ohio municipal income taxes.

  In computing their Ohio corporation franchise tax on the net income basis, shareholders will not be subject to tax on the portion of distributions by the Ohio Fund that is attributable to interest on or gain from the sale of Ohio Obligations, interest on similar obligations of other states or their political subdivisions, or interest on Federal Obligations. In computing their corporate franchise tax on the net worth basis, shareholders must include in their tax base their shares of the Ohio Fund.

  Gain on the sale, exchange or other disposition of shares of the Ohio Fund will be subject to the Ohio personal income tax, Ohio school district income taxes, Ohio municipal income taxes and the Ohio corporation franchise tax.

  Shares of the Ohio Fund may be subject to the Ohio estate tax if owned by an Ohio decedent at the time of death.

  Shareholders are advised to consult with their own tax advisors for more detailed information concerning Ohio and local tax matters.

Wisconsin

  The following is a general, abbreviated summary of certain provisions of the applicable Wisconsin tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Wisconsin Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Wisconsin Fund transactions.

  The following is based on the assumptions that the Wisconsin Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Wisconsin Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Wisconsin Fund's shareholders.

  The Wisconsin Fund will be subject to the Wisconsin corporate franchise tax or the corporate income tax only if it has a sufficient nexus with Wisconsin. If it is subject to such taxes, it does not expect to pay a material amount of either tax.

  Distributions by the Wisconsin Fund that are attributable to interest earned on any obligations of Wisconsin and its political subdivisions that are exempt from the Wisconsin personal income tax under Wisconsin law ("Wisconsin Obligations") or to interest or dividends earned on obligations of the United States, its territories, possessions or instrumentalities that are exempt from state taxation under federal law ("Federal Obligations") will not be subject to the Wisconsin personal income tax. All other distributions, including distributions attributable to capital gains, will be subject to the Wisconsin personal income tax. A certain portion of such capital gains distributions, however, will be exempt from Wisconsin personal income tax.

  All Wisconsin Fund distributions to corporate shareholders, regardless of source, will be subject to the Wisconsin franchise tax.

  Gain on the sale, exchange, or other disposition of shares of the Wisconsin Fund will be subject to the Wisconsin personal income and corporate franchise taxes. In the case of individuals, however, a certain portion of such gain will be exempt from Wisconsin personal income tax.

  Shares of the Wisconsin Fund may be subject to the Wisconsin estate tax if owned by a Wisconsin decedent at the time of death.

  Shareholders are advised to consult with their own tax advisors for detailed information concerning Wisconsin state and local tax matters.

PERFORMANCE INFORMATION

  The historical investment performance of the Funds may be shown in the form of "yield," "taxable equivalent yield," "average annual total return," "cumulative total return" and "taxable equivalent total return" figures, each of which will be calculated separately for each class of shares.

  In accordance with a standardized method prescribed by rules of the Securities and Exchange Commission ("SEC"), yield is computed by dividing the net investment income per share earned during the specified one month or 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:


                            Yield=2[(a-b +1)/6/ -1]
                                     cd

  In the above formula, a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. In the case of Class A shares, the maximum offering price includes the current maximum front-end sales charge of 4.20%.

  In computing yield, the Funds follow certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Funds use to prepare their annual and interim financial statements in conformity with generally accepted accounting principles. Thus, yield may not equal the income paid to shareholders or the income reported in a Fund's financial statements.

  Taxable equivalent yield is computed by dividing that portion of the yield which is tax-exempt by the remainder of (1 minus the stated combined federal and state income tax rate, taking into account the deductibility of state taxes for federal income tax purposes) and adding the product to that portion, if any, of the yield that is not tax exempt.

  The taxable equivalent yields quoted below are based upon (1) the stated combined federal and state income tax rates and (2) the yields for the 30-day period quoted in the left-hand column.

                                                 As of May 31, 2000
                                     ------------------------------------------
                                      30-
                                      day   Combined Federal       Taxable
                                     Yield and State Tax Rate* Equivalent Yield
                                     ----- ------------------- ----------------
     Nuveen Kansas Municipal Bond
     Fund
       Class A Shares..............  4.86%        43.5%             8.60%
       Class B Shares..............  4.33%        43.5%             7.66%
       Class C Shares..............  4.53%        43.5%             8.02%
       Class R Shares..............  5.28%        43.5%             9.35%
     Nuveen Kentucky Municipal Bond
     Fund
       Class A Shares..............  4.53%        43.0%             7.95%
       Class B Shares..............  3.99%        43.0%             7.00%
       Class C Shares..............  4.19%        43.0%             7.35%
       Class R Shares..............  4.94%        43.0%             8.67%
     Nuveen Michigan Municipal Bond
     Fund
       Class A Shares..............  4.45%        42.0%             7.67%
       Class B Shares..............  3.90%        42.0%             6.72%
       Class C Shares..............  4.10%        42.0%             7.07%
       Class R Shares..............  4.84%        42.0%             8.34%
     Nuveen Missouri Municipal Bond
     Fund
       Class A Shares..............  4.77%        43.0%             8.37%
       Class B Shares..............  4.23%        43.0%             7.42%
       Class C Shares..............  4.43%        43.0%             7.77%
       Class R Shares..............  5.18%        43.0%             9.09%
     Nuveen Ohio Municipal Bond
     Fund
       Class A Shares..............  4.01%        44.0%             7.16%
       Class B Shares..............  3.44%        44.0%             6.14%
       Class C Shares..............  3.64%        44.0%             6.50%
       Class R Shares..............  4.38%        44.0%             7.82%
     Nuveen Wisconsin Municipal
     Bond Fund
       Class A Shares..............  4.55%        43.5%             8.05%
       Class B Shares..............  4.01%        43.5%             7.10%
       Class C Shares..............  4.21%        43.5%             7.45%
       Class R Shares..............  4.95%        43.5%             8.76%

--------
   * The combined tax rates used in these tables represent the highest or one of the highest combined tax rates applicable to state taxpayers, rounded to the nearest .5%; these rates do not reflect the current federal tax limitations on itemized deductions and personal exemptions, which may raise the effective tax rate and taxable equivalent yield for taxpayers above certain income levels.

  For additional information concerning taxable equivalent yields, see the Taxable Equivalent Yields table in the Prospectus.

  The Funds may from time to time in their advertising and sales materials report a quotation of their current distribution rate. The distribution rate represents a measure of dividends distributed for a specified period. Distribution rate is computed by taking the most recent monthly tax-free income dividend per share, multiplying it by 12 to annualize it, and dividing by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen Defined Portfolios, or the maximum public offering price). The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a Fund may be paying out more than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.

  The distribution rates as of the date quoted, based on the maximum public offering price then in effect for the Funds, and assuming the imposition of the maximum sales charge for Class A Shares of 4.20% were as follows:

                                                          May 31, 2000
                                                 -------------------------------
                                                       Distribution Rates
                                                 -------------------------------
                                                 Class A Class B Class C Class R
                                                 ------- ------- ------- -------
      Nuveen Kansas Municipal Bond Fund.........  4.94%   4.43%   4.58%   5.38%
      Nuveen Kentucky Municipal Bond Fund.......  5.13%   4.60%   4.78%   5.55%
      Nuveen Michigan Municipal Bond Fund ......  5.08%   4.51%   4.75%   5.47%
      Nuveen Missouri Municipal Bond Fund.......  5.14%   4.60%   4.78%   5.54%
      Nuveen Ohio Municipal Bond Fund...........  5.09%   4.58%   4.75%   5.54%
      Nuveen Wisconsin Municipal Bond Fund......  4.54%   3.95%   4.15%   4.91%

  Average annual total return quotation is computed in accordance with a standardized method prescribed by SEC rules. The average annual total return for a specific period is found by taking a hypothetical, $1,000 investment ("initial investment") in Fund shares on the first day of the period, reducing the amount to reflect the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains distributions have been reinvested in Fund shares at net asset value on the reinvestment dates during the period.

  Total returns for Class A Shares of each fund reflect actual performance for all periods. For Classes B, C and R, total returns reflect actual performance for periods since class inception, and Class A performance for periods prior to inception, adjusted for the differences in sales charges (and for Classes B and C, fees) between the classes.

  The inception dates for each class of the Funds' shares are as follows:

                                                                Inception Dates
                                                                ----------------
   Kansas Municipal Bond Fund
     Class A Shares............................................ January 9, 1992
     Class B Shares............................................ February 1, 1997
     Class C Shares............................................ February 1, 1997
     Class R Shares............................................ February 1, 1997
   Kentucky Municipal Bond Fund
     Class A Shares............................................ May 4, 1987
     Class B Shares............................................ February 1, 1997
     Class C Shares............................................ October 4, 1993
     Class R Shares............................................ February 1, 1997
   Michigan Municipal Bond Fund
     Class A Shares............................................ June 27, 1985
     Class B Shares............................................ February 1, 1997
     Class C Shares............................................ June 22, 1993
     Class R Shares............................................ February 1, 1997
   Missouri Municipal Bond Fund
     Class A Shares............................................ August 3, 1987
     Class B Shares............................................ February 1, 1997
     Class C Shares............................................ February 2, 1994
     Class R Shares............................................ February 1, 1997
   Ohio Municipal Bond Fund
     Class A Shares............................................ June 27, 1985
     Class B Shares............................................ February 1, 1997
     Class C Shares............................................ August 3, 1993
     Class R Shares............................................ February 1, 1997
   Wisconsin Municipal Bond Fund
     Class A Shares............................................ June 1, 1994
     Class B Shares............................................ February 1, 1997
     Class C Shares............................................ February 1, 1997
     Class R Shares............................................ February 1, 1997

  The annual total return figures for the Funds, including the effect of the maximum sales charge for Class A Shares, and applicable CDSC for Class B Shares, for the one-year, five-year, and ten-year periods (as applicable) ended May 31, 2000 and for the period from inception through May 31, 2000, respectively, using the performance of the oldest class for periods prior to the inception of the newer classes, as described above, were as follows:

                                            Annual Total Returns
                            -----------------------------------------------------
                              One Year    Five Years   Ten Years   From Inception
                               Ended        Ended        Ended        through
                            May 31, 2000 May 31, 2000 May 31, 2000  May 31, 2000
                            ------------ ------------ ------------ --------------
   Nuveen Kansas Municipal
    Bond Fund
     Class A Shares........    -8.40%       3.30%        N/A           4.87%
     Class B Shares........    -8.78%       3.21%        N/A           4.72%
     Class C Shares........    -4.89%       3.75%        N/A           4.99%
     Class R Shares........    -4.22%       4.45%        N/A           5.56%
   Nuveen Kentucky
    Municipal Bond Fund
     Class A Shares........    -7.32%       3.28%        5.94%         6.54%
     Class B Shares........    -7.66%       3.30%        5.90%         6.53%
     Class C Shares........    -3.82%       3.59%        5.80%         6.30%
     Class R Shares........    -3.18%       4.26%        6.43%         6.93%
   Nuveen Michigan
    Municipal Bond Fund
     Class A Shares........    -7.85%       3.13%        5.62%         6.93%
     Class B Shares........    -8.16%       3.18%        5.61%         6.92%
     Class C Shares........    -4.35%       3.46%        5.47%         6.62%
     Class R Shares........    -3.62%       4.16%        6.15%         7.28%
   Nuveen Missouri
    Municipal Bond Fund
     Class A Shares........    -7.55%       3.33%        5.88%         6.28%
     Class B Shares........    -7.79%       3.35%        5.85%         6.27%
     Class C Shares........    -4.03%       3.63%        5.75%         6.05%
     Class R Shares........    -3.29%       4.36%        6.41%         6.69%
   Nuveen Ohio Municipal
    Bond Fund
     Class A Shares........    -7.27%       3.12%        5.57%         6.81%
     Class B Shares........    -7.49%       3.16%        5.53%         6.80%
     Class C Shares........    -3.71%       3.44%        5.45%         6.53%
     Class R Shares........    -2.97%       4.15%        6.10%         7.16%
   Nuveen Wisconsin
    Municipal Bond Fund
     Class A Shares........    -9.05%       2.93%        N/A           3.65%
     Class B Shares........    -9.38%       3.00%        N/A           3.63%
     Class C Shares........    -5.56%       3.37%        N/A           3.96%
     Class R Shares........    -4.73%       4.03%        N/A           4.57%

  Calculation of cumulative total return is not subject to a prescribed formula. Cumulative total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, deducting (in some cases) the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The cumulative total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains distributions by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Cumulative total return may also be shown as the increased dollar value of the hypothetical investment over the period.

  The cumulative total return figures for the Funds, including the effect of the maximum sales charge for the Class A Shares, and applicable CDSC for Class B Shares, for the one-year, five-year, and ten-year periods (as applicable) ended May 31, 2000, and for the period since inception through May 31, 2000, respectively, using the performance of the oldest class for periods prior to the inception of the newer classes, as described above, were as follows:

                                            Cumulative Total Returns
                            --------------------------------------------------------
                              One Year    Five Years   Ten Years         From
                               Ended        Ended        Ended     Inception through
                            May 31, 2000 May 31, 2000 May 31, 2000   May 31, 2000
                            ------------ ------------ ------------ -----------------
   Nuveen Kansas Municipal
    Bond Fund
     Class A Shares........    -8.40%       17.65%       N/A             49.10%
     Class B Shares........    -8.78%       17.11%       N/A             47.24%
     Class C Shares........    -4.89%       20.23%       N/A             50.52%
     Class R Shares........    -4.22%       24.32%       N/A             57.50%
   Nuveen Kentucky
    Municipal Bond Fund
     Class A Shares........    -7.32%       17.53%       78.00%         127.80%
     Class B Shares........    -7.66%       17.63%       77.34%         127.65%
     Class C Shares........    -3.82%       19.29%       75.77%         121.28%
     Class R Shares........    -3.18%       23.19%       86.55%         138.85%
   Nuveen Michigan
    Municipal Bond Fund
     Class A Shares........    -7.85%       16.67%       72.80%         171.79%
     Class B Shares........    -8.16%       16.97%       72.55%         171.55%
     Class C Shares........    -4.35%       18.51%       70.25%         160.41%
     Class R Shares........    -3.62%       22.59%       81.62%         185.46%
   Nuveen Missouri
    Municipal Bond Fund
     Class A Shares .......    -7.55%       17.79%       77.07%         118.42%
     Class B Shares........    -7.79%       17.89%       76.52%         118.23%
     Class C Shares........    -4.03%       19.53%       74.87%         112.33%
     Class R Shares........    -3.29%       23.78%       86.11%         129.50%

                                            Cumulative Total Returns
                            --------------------------------------------------------
                              One Year    Five Years   Ten Years         From
                               Ended        Ended        Ended     Inception through
                            May 31, 2000 May 31, 2000 May 31, 2000   May 31, 2000
                            ------------ ------------ ------------ -----------------
   Nuveen Ohio Municipal
    Bond Fund
     Class A Shares .......    -7.27%       16.61%       72.01%         167.28%
     Class B Shares........    -7.49%       16.80%       71.35%         166.98%
     Class C Shares........    -3.71%       18.43%       70.02%         156.96%
     Class R Shares........    -2.97%       22.57%       80.83%         180.86%
   Nuveen Wisconsin
    Municipal Bond Fund
     Class A Shares .......    -9.05%       15.52%       N/A             24.01%
     Class B Shares........    -9.38%       15.95%       N/A             23.82%
     Class C Shares........    -5.56%       18.00%       N/A             26.20%
     Class R Shares........    -4.73%       21.84%       N/A             30.78%

  Calculation of taxable equivalent total return is also not subject to a prescribed formula. The taxable equivalent total return of a tax-exempt fund represents the pre-tax total return a hypothetical taxable fixed-income investment paying the same after-tax income as the tax-exempt fund (based on an assumed income tax rate) and otherwise experiencing the same investment performance as the tax-exempt fund would have provided. This figure can facilitate the comparison of otherwise comparable taxable and tax-exempt funds. Taxable equivalent total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, computing the total return for each calendar year in the period in the manner described above, and increasing the total return for each such calendar year by the amount of additional income that a taxable fund would need to have generated to equal the income on an after-tax basis, at a specified income tax rate (usually the highest marginal federal tax rate), calculated as described above under the discussion of "taxable equivalent yield." The resulting amount for the calendar year is then divided by the initial investment amount to arrive at a "taxable equivalent total return factor" for the calendar year. The taxable equivalent total return factors for all the calendar years are then multiplied together and the result is then annualized by taking its Nth root (N representing the number of years in the period) and subtracting 1, which provides a taxable equivalent total return expressed as a percentage.

  Using a 43.5% combined marginal federal and state tax rate for 2000, the annual taxable equivalent total return for the Nuveen Kansas Municipal Bond Fund, Class A Shares on net asset value, for the five-year period ended May 31, 2000 was 8.19%.

  Class A Shares of the Funds are sold at net asset value plus a current maximum sales charge of 4.20% of the offering price. This current maximum sales charge will typically be used for purposes of calculating performance figures. Yield, returns and net asset value of each class of shares of the Funds will fluctuate. Factors affecting the performance of the Funds include general market conditions, operating expenses and investment management. Any additional fees charged by a securities representative or other financial services firm would reduce returns described in this section. Shares of the Funds are redeemable at net asset value, which may be more or less than original cost.

  In reports or other communications to shareholders or in advertising and sales literature, the Funds may also compare their performance with that of:
(1) the Consumer Price Index or various unmanaged bond indexes such as the Lehman Brothers Municipal Bond Index and the Salomon Brothers High Grade Corporate Bond Index and (2) other fixed income or municipal bond mutual funds or mutual fund indexes as reported by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar"), Wiesenberger Investment Companies Service ("Wiesenberger") and CDA Investment Technologies, Inc. ("CDA") or similar independent services which monitor the performance of mutual funds, or other industry or financial publications such as Barron's, Changing Times, Forbes and Money Magazine. Performance comparisons by these indexes, services or publications may rank mutual funds over different periods of time by means of aggregate, average, year-by-year, or other types of total return and performance figures. Any given performance quotation or performance comparison should not be considered as representative of the performance of the Funds for any future period.

  Each Fund may from time to time in its advertising and sales materials compare its current yield or total return with the yield or total return on taxable investments such as corporate or U.S. Government bonds, bank certificates of deposit (CDs) or money market funds. These taxable investments have investment characteristics that differ from those of the Funds. U.S. Government bonds, for example, are long-term investments backed by the full faith and credit of the U.S. Government, and bank CDs are generally short-term, FDIC-insured investments, which pay fixed principal and interest but are subject to fluctuating rollover rates. Money market funds are short-term investments with stable net asset values, fluctuating yields and special features enhancing liquidity.

  There are differences and similarities between the investments which the Funds may purchase and the investments measured by the indexes and reporting services which are described herein. The Consumer Price Index is generally considered to be a measure of inflation. The CDA Mutual Fund-Municipal Bond Index is a weighted performance average of other mutual funds with a federally tax-exempt income objective. The Salomon Brothers High Grade Corporate Bond Index is an unmanaged index that generally represents the performance of high grade long-term taxable bonds during various market conditions. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally represents the performance of high grade intermediate and long-term municipal bonds during various market conditions. Lipper calculates municipal bond fund averages based on average maturity and credit quality. Morningstar rates mutual funds by overall risk-adjusted performance, investment objectives, and assets. Lipper, Morningstar, Wiesenberger and CDA are widely recognized mutual fund reporting services whose performance calculations are based upon changes in net asset value with all dividends reinvested and which do not include the effect of any sales charges. The market prices and yields of taxable and tax-exempt bonds will fluctuate. The Funds primarily invest in investment grade Municipal Obligations in pursuing their objective of as high a level of current interest income which is exempt from federal and state income tax as is consistent, in the view of the Funds' management, with preservation of capital.

  The Funds may also compare their taxable equivalent total return performance to the total return performance of taxable income funds such as treasury securities funds, corporate bond funds (either investment grade or high yield), or Ginnie Mae funds. These types of funds, because of the character of their underlying securities, differ from municipal bond funds in several respects. The susceptibility of the price of treasury bonds to credit risk is far less than that of municipal bonds, but the price of treasury bonds tends to be slightly more susceptible to change resulting from changes in market interest rates. The susceptibility of the price of investment grade corporate bonds and municipal bonds to market interest rate changes and general credit changes is similar. High yield bonds are subject to a greater degree of price volatility than municipal bonds resulting from changes in market interest rates and are particularly susceptible to volatility from credit changes. Ginnie Mae bonds are generally subject to less price volatility than municipal bonds from credit concerns, due primarily to the fact that the timely payment of monthly installments of principal and interest are backed by the full faith and credit of the U.S. Government, but Ginnie Mae bonds of equivalent coupon and maturity are generally more susceptible to price volatility resulting from market interest rate changes. In addition, the volatility of Ginnie Mae bonds due to changes in market interest rates may differ from municipal bonds of comparable coupon and maturity because bonds of the sensitivity of Ginnie Mae prepayment experience to change in interest rates.

ADDITIONAL INFORMATION ON THE PURCHASE
AND REDEMPTION OF FUND SHARES

  As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences.

  Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among a Fund's classes of shares.

  Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees.

  The minimum initial investment is $3,000 per fund share class ($50 if you establish a systematic investment plan), and may be lower for accounts opened through fee-based programs for which the program sponsor has established a single master account with the fund's transfer agent and performs all sub-accounting services related to that account.

  Class A Shares may be purchased at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. Shareholders may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A Shares are also subject to an annual service fee of
 .20%. See "Distribution and Service Plan." Set forth below is an example of the method of computing the offering price of the Class A shares of a Fund. The example assumes a purchase on May 31, 2000 of Class A shares from the Nuveen Kansas Municipal Bond Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.

      Net Asset Value per share.......................................... $9.54
      Per Share Sales Charge--4.20% of public offering price (4.40% of
       net asset value per share)........................................   .42
                                                                          -----
      Per Share Offering Price to the Public............................. $9.96

  The Funds receive the entire net asset value of all Class A Shares that are sold. Nuveen retains the full applicable sales charge from which it pays the uniform reallowances shown in the Prospectus to Authorized Dealers.

Reduction or Elimination of Up-Front Sales Charge on Class A Shares and Class R Share Purchase Availability

  Rights of Accumulation. You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if the amount of your purchase, when added to the value that day of all of your prior purchases of shares of any Fund or of another Nuveen Mutual Fund, or Nuveen exchange-traded fund, or units of a Nuveen Defined Portfolio, on which an up-front sales charge or ongoing distribution fee is imposed or is normally imposed, falls within the amounts stated in the Class A Sales Charges and Commissions table in "How You Can Buy and Sell Shares" in the Prospectus. You or your financial advisor must notify Nuveen or the Fund's transfer agent of any cumulative discount whenever you plan to purchase Class A Shares of a Fund that you wish to qualify for a reduced sales charge.

  Letter of Intent. You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if you plan to purchase Class A Shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A Sales Charges and Commissions table in "How You Can Buy and Sell Shares" in the Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver either to an Authorized Dealer or to the Fund's transfer agent a written Letter of Intent in a form acceptable to Nuveen. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A Shares that would qualify you for a reduced sales charge shown above. You may count shares of a Nuveen Mutual Fund that you already own on which you paid an up-front sales charge or an ongoing distribution fee and any Class B or C Shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A Shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A Shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund, a Nuveen Exchange-Traded Fund or a Nuveen Defined Portfolio, or otherwise.

  By establishing a Letter of Intent, you agree that your first purchase of Class A Shares of a Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A Shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A Shares held in escrow will be transferred to your account. If the total purchases, less redemptions, exceed the amount specified in your Letter of Intent and thereby qualify for a lower sales charge than the sales charge specified in your Letter of Intent, you will receive this lower sales charge retroactively, and the difference between it and the higher sales charge paid will be used to purchase additional Class A Shares on your behalf. If the total purchases, less redemptions, are less than the amount specified, you must pay Nuveen an amount equal to the difference between the amounts paid for these purchases and the amounts which would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by Nuveen or your financial advisor, Nuveen will redeem an appropriate number of your escrowed Class A Shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint Nuveen as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

  You or your financial advisor must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

  Reinvestment of Nuveen Defined Portfolio Distributions. You may purchase Class A Shares without an up-front sales charge by reinvestment of distributions from any of the various Defined Portfolios sponsored by Nuveen. There is no initial or subsequent minimum investment requirement for such reinvestment purchases.

  Group Purchase Programs. If you are a member of a qualified group, you may purchase Class A Shares of any Fund or of another Nuveen Mutual Fund at the reduced sales charge applicable to the group's purchases taken as a whole. A "qualified group" is one which has previously been in existence, has a purpose other than investment, has ten or more participating members, has agreed to include Fund sales publications in mailings to members and has agreed to comply with certain administrative requirements relating to its group purchases.

  Under any group purchase program, the minimum initial investment in Class A shares of any particular Fund or portfolio for each participant is $50, provided that a group invests at least $3,000 and, the minimum monthly investment in Class A shares of any particular Fund or portfolio by each participant is $50. No certificates will be issued for any participant's account. All dividends and other distributions by a Fund will be reinvested in additional Class A Shares of the same Fund. No participant may utilize a systematic withdrawal program.

  To establish a group purchase program, both the group itself and each participant must fill out the appropriate application materials, which the group administrator may obtain from the group's financial advisor, by calling Nuveen toll-free (800) 257-8787.

  Reinvestment of Redemption Proceeds from Unaffiliated Funds Subject to Merger or Closure. You may also purchase Class A Shares at net asset value without a sales charge if the purchase takes place through a broker-dealer and represents the reinvestment of the proceeds of the redemption of shares of one or more registered investment companies not affiliated with Nuveen that are subject to merger or closure. You must provide appropriate documentation that the redemption occurred not more than one year prior to the reinvestment of the proceeds in Class A Shares, and that you either paid an up-front sales charge or were subject to a contingent deferred sales charge in respect of the redemption of such shares of such other investment company.

  Special Sales Charge Waivers. Class A Shares of a Fund may be purchased at net asset value without a sales charge, by the following categories of investors:

  . investors purchasing $1,000,000 or more, Nuveen may pay Authorized
    Dealers on Class A sales of $1.0 million and above up to an additional 0.25% of the purchase amounts;

  . officers, trustees and former trustees of the Nuveen and former Flagship
    Funds;

  . bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates, or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services; and

  . any eligible employer-sponsored qualified defined contribution retirement plan. Eligible plans are those with at least 25 employees and that either
    (a) make an initial purchase of one or more Nuveen Mutual Funds aggregating $500,000 or more or (b) execute a Letter of Intent to purchase in the aggregate $500,000 or more of fund shares. Nuveen will pay Authorized Dealers a sales commission on these purchases equal to 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount purchased over $5.0 million. For this category of investors a contingent deferred sales charge of 1% will be assessed on redemptions within 18 months of purchase, unless waived. Municipal bond funds are not a suitable investment for individuals investing in retirement plans.

  Also, investors will be able to buy Class A shares at net asset value by using the proceeds of sales of Nuveen Exchange-Traded fund shares or the termination/maturity proceeds from Nuveen Defined Portfolios. You must provide Nuveen appropriate documentation that the fund sale or Defined Portfolio termination/maturity occurred not more than one year prior to reinvestment. In addition, investors also may buy Class A shares at net asset value without a sales charge by directing their monthly dividends from Nuveen Exchange-Traded funds.

  Holders of Class C Shares acquired on or before January 31, 1997 can convert those shares to Class A Shares of the same fund at the shareholder's affirmative request six years after the date of purchase. Holders of Class C Shares must submit their request to the transfer agent no later than the last business day of the 71st month following the month in which they purchased their shares. Holders of Class C Shares purchased after that date will not have the option to convert those shares to Class A Shares.

  Class B Shares will automatically convert to Class A Shares eight years after purchase. The purpose of the conversion is to limit the distribution fees you pay over the life of your investment. All conversions will be done at net asset value without the imposition of any sales load, fee, or other charge, so that the value of each shareholder's account immediately before conversion will be the same as the value of the account immediately after conversion. Class B Shares acquired through reinvestment of distributions will convert into Class A Shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B Shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B Shares in accordance with such procedures as the Board of Trustees may determine from time to time. Class B Shares that are converted to Class A Shares will remain subject to an annual service fee that is identical in amount for both Class B Shares and Class A Shares. Since net asset value per share of the Class B Shares and the Class A Shares may differ at the time of conversion, a shareholder may receive more or fewer Class A Shares than the number of Class B Shares converted. Any conversion of Class B Shares into Class A Shares will be subject to the continuing availability of an opinion of counsel or a private letter ruling from the Internal Revenue Service to the effect that the conversion of shares would not constitute a taxable event under federal income tax law. Conversion of Class B Shares into Class A Shares might be suspended if such an opinion or ruling were no longer available.

  Any Class A Shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Funds. You or your financial advisor must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Class A Shares of any Fund that you wish to be covered under these special sales charge waivers.

  Class A Shares of any Fund may be issued at net asset value without a sales charge in connection with the acquisition by a Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by the Funds.

  In determining the amount of your purchases of Class A Shares of any Fund that may qualify for a reduced sales charge, the following purchases may be combined: (1) all purchases by a trustee or other fiduciary for a single trust, estate or fiduciary account; (2) all purchases by individuals and their immediate family members (i.e., their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-law, siblings, a sibling's spouse, and a spouse's siblings); or (3) all purchases made through a group purchase program as described above.

  Class R Share Purchase Eligibility. Class R Shares are available for purchases of $10 million or more and for purchases using dividends and capital gains distributions on Class R Shares. Class R Shares also are available for the following categories of investors:

  . officers, trustees and former trustees of the Nuveen and former Flagship
    Funds and their immediate family members or trustees/directors of any fund, sponsored by Nuveen, any parent company of Nuveen and subsidiaries thereof and their immediate family members;

  . bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

  . officers, directors or bona fide employees of any investment advisory partner of Nuveen that provides sub-advisory services for a Nuveen product, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates, or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisors, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services.

Any shares purchased by investors falling within any of the first five categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the fund.

  In addition, purchasers of Nuveen Defined Portfolios may reinvest their distributions from such Defined Portfolios in Class R Shares, if, before September 6, 1994, such purchasers had elected to reinvest distributions in Nuveen Fund shares (before June 13, 1995 for Nuveen Municipal Bond Fund shares). Shareholders may exchange their Class R Shares of any Nuveen Fund into Class R Shares of any other Nuveen Fund.

  The reduced sales charge programs may be modified or discontinued by the Funds at any time.

  If you are eligible to purchase either Class R Shares or Class A Shares without a sales charge at net asset value, you should be aware of the differences between these two classes of shares. Class A Shares are subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing account services. Class R Shares are not subject to a distribution or service fee and, consequently, holders of Class R Shares may not receive the sale types or levels of services from Authorized Dealers. In choosing between Class A Shares and Class R Shares, you should weigh the benefits of the services to be provided by Authorized Dealers against the annual service fee imposed upon the Class A Shares.

  For more information about the purchase of Class A Shares or reduced sales charge programs, or to obtain the required application forms, call Nuveen toll-free at (800) 257-8787.

Reduction or Elimination of Contingent Deferred Sales Charge

  Class A Shares are normally redeemed at net asset value, without any Contingent Deferred Sales Charge ("CDSC"). However, in the case of Class A Shares purchased at net asset value on or after July 1, 1996 because the purchase amount exceeded $1 million, where the Authorized Dealer did not waive the sales commission, a CDSC of 1% is imposed on any redemption within 18 months of purchase. In the case of Class B Shares redeemed within six years of purchase, a CDSC is imposed, beginning at 5% for redemptions within the first year, declining to 4% for redemptions within years two and three, and declining by 1% each year thereafter until disappearing after the sixth year. Class C Shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemption of Class C Shares that are redeemed within 12 months of purchase.

  In determining whether a CDSC is payable, a Fund will first redeem shares not subject to any charge, and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund or Nuveen Money Market fund. The holding period is calculated on a monthly basis and begins the first day of the month in which the order for investment is received. The CDSC is calculated based on the lower of the redeemed shares' cost or net asset value at the time of the redemption and is deducted from the redemption proceeds. Nuveen receives the amount of any CDSC shareholders pay. If shares subject to a CDSC are exchanged for shares of a Nuveen money market fund, the CDSC would be imposed on the subsequent redemption of those money market shares, and the period during which the shareholder holds the money market fund shares would be counted in determining the remaining duration of the CDSC. The Fund may elect not to so count the period during which the shareholder held the money market fund shares, in which event the amount of any applicable CDSC would be reduced in accordance with applicable rules by the amount of any 12b-1 plan payments to which those money market funds shares may be subject.

  The CDSC may be waived or reduced under the following seven special circumstances: 1) redemptions within one year following the death or disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended, of a shareholder; 2) in whole or in part for redemptions of shares by shareholders with accounts in excess of specified breakpoints that correspond to the breakpoints under which the up-front sales charge on Class A Shares is reduced pursuant to Rule 22d-1 under the Act; 3) redemptions of shares purchased under circumstances or by a category of investors for which Class A Shares could be purchased at net asset value without a sales charge; 4) in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of a Fund's shares subject to a sales charge are reinvested in shares of certain Funds within a specified number of days; 5) in connection with the exercise of a Fund's right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of such Fund; 6) involuntary redemptions by operation of law; 7) redemption in connection with a payment of account or plan fees; 8) redemptions made pursuant to a Fund's systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account's net asset value depending on the frequency of the plan as designated by the shareholder; and 9) redemptions of Class A, B or C Shares if the proceeds are transferred to an account managed by another Nuveen Adviser and the adviser refunds the advance service and distribution fees to Nuveen. If a Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Funds will comply with the requirements of Rule 22d-1 of the Investment Company Act of 1940, as amended.

Shareholder Programs

Exchange Privilege

  You may exchange shares of a class of the Fund for shares of the same class of any other Nuveen Mutual Fund with reciprocal exchange privileges, at net asset value without a sales charge, by sending a written request to the Fund, c/o Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186.

Similarly, Class A, Class B, Class C and Class R Shares of other Nuveen Mutual Funds may be exchanged for the same class of shares of the Fund at net asset value without a sales charge. Exchanges of shares from any Nuveen money market fund will be made into Class A Shares, Class B Shares, Class C Shares or Class R Shares (if eligible) of the Fund at the public offering price. If, however, a sales charge has previously been paid on the investment represented by the exchanged shares (i.e., the shares to be exchanged were originally issued in exchange for shares on which a sales charge was paid), the exchange of shares from a Nuveen money market fund will be made into shares of the Fund at net asset value. All shares may be exchanged for shares of any Nuveen Money Market Fund.

  If you exchange shares subject to a CDSC, no CDSC will be charged at the time of the exchange. However, if you subsequently redeem the shares acquired through the exchange, the redemption may be subject to a CDSC, depending on when you purchased your original shares and the CDSC schedule of the fund from which you exchanged your shares.

  The shares to be purchased must be offered in your state of residence and you must have held the shares you are exchanging for at least 15 days. The total value of exchanged shares must at least equal the minimum investment requirement of the Nuveen Mutual Fund being purchased. For federal income tax purposes, any exchange constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Prospectus for the Nuveen Mutual Fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You may also exchange shares by telephone if you authorize telephone exchanges by checking the applicable box on the Application Form or by calling Nuveen Investor Services toll-free 800-257-8787 to obtain an authorization form. The exchange privilege may be modified or discontinued by the Fund at any time.

  The exchange privilege is not intended to permit the Fund to be used as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management, raise expenses, and otherwise have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Fund management believes doing so would be in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, or limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law.

Reinstatement Privilege

  If you redeemed Class A, Class B or Class C Shares of the Fund or any other Nuveen Mutual Fund that were subject to a sales charge or a CDSC, you have up to one year to reinvest all or part of the full amount of the redemption in the same class of shares of the Fund at net asset value. This reinstatement privilege can be exercised only once for any redemption, and reinvestment will be made at the net asset value next calculated after reinstatement of the appropriate class of Fund shares. If you reinstate shares that were subject to a CDSC, your holding period as of the redemption date also will be reinstated for purposes of calculating a CDSC and the CDSC paid at redemption will be refunded. The federal income tax consequences of any capital gain realized on a redemption will not be affected by reinstatement, but a capital loss may be disallowed in whole or in part depending on the timing, the amount of the reinvestment and the fund from which the redemption occurred.

General Matters

  The Funds may encourage registered representatives and their firms to help apportion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in tax-free, fixed income securities.

  In addition to the types of compensation to dealers to promote sales of fund shares that are described in the prospectus, Nuveen may from time to time make additional reallowances only to certain authorized dealers who sell or are expected to sell certain minimum amounts of shares of the Nuveen Mutual Funds during specified time periods. Promotional support may include providing sales literature to and holding informational or educational programs for the benefit of such Authorized Dealers' representatives, seminars for the public, and advertising and sales campaigns, Nuveen may reimburse a participating Authorized Dealer for up to one-half of specified media costs incurred in the placement of advertisements which jointly feature the Authorized Dealer and Nuveen Funds and Nuveen Defined Portfolios.

  Such reimbursement will be based on the number of Nuveen Fund shares sold, the dollar amounts of such sales, or a combination of the foregoing, during the prior calendar year according to an established schedule. Any such support or reimbursement would be provided by Nuveen out of its own assets, and not out of the assets of the Funds, and will not change the price an investor pays for shares or the amount that a Fund will receive from such a sale.

  To help advisors and investors better understand and most efficiently use the Funds to reach their investment goals, the Funds may advertise and create specific investment programs and systems. For example, this may include information on how to use the Funds to accumulate assets for future education needs or periodic payments such as insurance premiums. The Funds may produce software, electronic information sites, or additional sales literature to promote the advantages of using the Funds to meet these and other specific investor needs.

  Exchanges of shares of a Fund for shares of a Nuveen Money Market fund may be made on days when both funds calculate a net asset value and make shares available for public purchase. Shares of the Nuveen money market funds may be purchased on days on which the Federal Reserve Bank of Boston is normally open for business. In addition to the holidays observed by the Fund, the Nuveen money market funds observe and will not make fund shares available for purchase on the following holidays: Martin Luther King's Birthday, Columbus Day and Veterans Day.

  In addition, you may exchange Class R Shares of any Fund for Class A Shares of the same Fund without a sales charge if the current net asset value of those Class R Shares is at least $3,000 or you already own Class A Shares of that Fund.

  Each Fund may suspend the right of redemption, or delay payment to redeeming shareholders for more than seven days, when the New York Stock Exchange is closed (not including customary weekend and holiday closings); when trading in the markets a Fund normally uses is restricted, or the SEC determines that an emergency exists so that trading of a Fund's portfolio securities or determination of a Fund's net asset value is not reasonably practical; or the SEC by order permits the suspension of the right of redemption or the delay in payment to redeeming shareholders for more than seven days.

  The Funds have reserved the right to redeem in kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities), although the Funds have no present intention to redeem in kind. The Funds voluntarily have committed to pay in cash all requests for redemption by any shareholder, limited as to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of the ninety-day period.

  Shares will be registered in the name of the investor or the investor's financial advisor. A change in registration or transfer of shares held in the name of a financial advisor may only be made by an order in good form from the financial advisor acting on the investor's behalf. Share certificates will only be issued upon written request to the Funds' transfer agent. No share certificates will be issued for fractional shares.

  A fee of 1% of the current market value of any shares represented by a certificate will be charged if the certificate is lost, stolen or destroyed. The fee is paid to Seaboard Surety Company for insurance of the lost, stolen, or destroyed certificate.

  For more information on the procedure for purchasing shares of a Fund and on the special purchase programs available thereunder, see "How to Buy Shares" in the Prospectus.

  Nuveen serves as the principal underwriter of the shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Nuveen Flagship Multistate Trust IV, dated February 1, 1997 and last renewed on July 31, 2000 ("Distribution Agreement"). Pursuant to the Distribution

Agreement, the Trust appointed Nuveen to be its agent for the distribution of the Funds' shares on a continuous offering basis. Nuveen sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as "Dealers"), or others, in a manner consistent with the then effective registration statement of the Trust. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribution of the Funds' shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers. Nuveen receives for its services the excess, if any, of the sales price of the Funds' shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares; Nuveen may act as such a Dealer. Nuveen also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under "Distribution and Service Plan." Nuveen receives any CDSCs imposed on redemptions of Shares.

  The following table sets forth the aggregate amount of underwriting commissions with respect to the sale of Fund shares and the amount thereof retained by Nuveen for each of the Funds for the last three fiscal years. All figures are to the nearest thousand.

                                Year Ended               Year Ended               Year Ended
                               May 31, 1998             May 31, 1999             May 31, 2000
                         ------------------------ ------------------------ ------------------------
                          Amount of     Amount     Amount of     Amount     Amount of     Amount
                         Underwriting Retained By Underwriting Retained By Underwriting Retained By
                         Commissions    Nuveen    Commissions    Nuveen    Commissions    Nuveen
Fund                     ------------ ----------- ------------ ----------- ------------ -----------
Nuveen Kansas Municipal
 Bond Fund..............      255          35          287           6          88          --
Nuveen Kentucky
 Municipal Bond Fund....    1,076         141        1,082         137         358           33
Nuveen Michigan
 Municipal Bond Fund....      397          55          579          46         181          --
Nuveen Missouri
 Municipal Bond Fund....      490          36          606          30         197            6
Nuveen Ohio Municipal
 Bond Fund..............      891         113        1,028          77         309            6
Nuveen Wisconsin
 Municipal Bond Fund....      143          19          134          16          70          --

DISTRIBUTION AND SERVICE PLAN

  The Funds have adopted a plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, which provides that Class B Shares and Class C Shares will be subject to an annual distribution fee, and that Class A Shares, Class B Shares and Class C Shares will be subject to an annual service fee. Class R Shares will not be subject to either distribution or service fees.

  The distribution fee applicable to Class B and Class C Shares under each Fund's Plan will be payable to reimburse Nuveen for services and expenses incurred in connection with the distribution of Class B and Class C Shares, respectively. These expenses include payments to Authorized Dealers, including Nuveen, who are brokers of record with respect to the Class B and Class C Shares, as well as, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of the Fund, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class B and Class C Shares, certain other expenses associated with the distribution of Class B and Class C Shares, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees.

  The service fee applicable to Class A Shares, Class B Shares and Class C Shares under each Fund's Plan will be payable to Authorized Dealers in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.

  Each Fund may spend up to .20 of 1% per year of the average daily net assets of Class A Shares as a service fee under the Plan applicable to Class A Shares. Each Fund may spend up to .75 of 1% per year of the average daily net assets of Class B Shares as a distribution fee and up to .20 of 1% per year of the average daily net assets of Class B Shares as a service fee under the Plan applicable to Class B Shares. Each Fund may spend up to .55 of 1% per year of the average daily net assets of Class C Shares as a distribution fee and up to
 .20 of 1% per year of the average daily net assets of Class C Shares as a service fee under the Plan applicable to Class C Shares.

  For the fiscal year ended May 31, 2000, 100% of service fees and distribution fees were paid out as compensation to Authorized Dealers. The service fee for Class A, Class B and Class C Shares was .20% and the distribution fee for the Class B Shares was 0.75% and for Class C Shares was .55%.


                                                        Compensation Paid to
                                                      Authorized Dealers During
                                                     the Year Ended May 31, 2000
                                                     ---------------------------
Nuveen Kansas Municipal Bond Fund
  Class A...........................................          $203,754
  Class B...........................................          $ 57,974
  Class C...........................................          $ 44,910
Nuveen Kentucky Municipal Bond Fund
  Class A...........................................          $850,709
  Class B...........................................          $ 98,882
  Class C...........................................          $259,233
Nuveen Michigan Municipal Bond Fund
  Class A...........................................          $459,008
  Class B...........................................          $ 76,783
  Class C...........................................          $312,044
Nuveen Missouri Municipal Bond Fund
  Class A...........................................          $427,130
  Class B...........................................          $ 50,683
  Class C...........................................          $ 88,840
Nuveen Ohio Municipal Bond Fund
  Class A...........................................          $854,613
  Class B...........................................          $142,391
  Class C...........................................          $345,636
Nuveen Wisconsin Municipal Bond Fund
  Class A...........................................          $ 60,040
  Class B...........................................          $ 37,526
  Class C...........................................          $ 28,784

  Under each Fund's Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the trustees who are not "interested persons" and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non-interested trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the

Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the non-interested trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the non-interested trustees of the Trust will be committed to the discretion of the non-interested trustees then in office.

INDEPENDENT PUBLIC ACCOUNTANTS AND CUSTODIAN

  Arthur Andersen LLP, independent public accountants, 33 West Monroe Street, Chicago, Illinois 60603 has been selected as auditors for all the Funds. In addition to audit services, the auditors will provide consultation and assistance on accounting, internal control, tax and related matters. The financial statements incorporated by reference elsewhere in this Statement of Additional Information and the information for prior periods set forth under "Financial Highlights" in the Prospectus have been audited by the auditors as indicated in their reports with respect thereto, and are included in reliance upon the authority of those auditors in giving their reports.

  The custodian of the Funds' assets is The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004. The custodian performs custodial, fund accounting, and portfolio accounting services.

  The Funds' transfer, shareholder services, and dividend paying agent is Chase Global Funds Services Company, 73 Tremont Street, Boston, Massachusetts 02108.

FINANCIAL STATEMENTS

  The audited financial statements for each Fund's most recent fiscal year appear in the Fund's Annual Report. Each Fund's Annual Report accompanies this Statement of Additional Information.

                                                                    VAI-MS4-9.99

APPENDIX A

Ratings of Investments

  The four highest ratings of Moody's for Municipal Obligations are Aaa, Aa, A and Baa. Municipal Obligations rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to Municipal Obligations which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat greater than in Aaa rated Municipal Obligations. The Aaa and Aa rated Municipal Obligations comprise what are generally known as "high grade bonds." Municipal Obligations that are rated A by Moody's possess many favorable investment attributes and are considered upper medium grade obligations. Factors giving security to principal and interest of A rated Municipal Obligations are considered adequate, but elements may be present, which suggest a susceptibility to impairment sometime in the future. Municipal Obligations rated Baa by Moody's are considered medium grade obligations (i.e., they are neither highly protected nor poorly secured). Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its general rating category.

  The four highest ratings of S&P for Municipal Obligations are AAA, AA, A and BBB. Municipal Obligations rated AAA have a strong capacity to pay principal and interest. The rating of AA indicates that capacity to pay principal and interest is very strong and such bonds differ from AAA issues only in small degree. The category of A describes bonds which have a strong capacity to pay principal and interest, although such bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. The BBB rating is the lowest "investment grade" security rating by S&P. Municipal Obligations rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas such bonds normally exhibit adequate protection parameters, adverse economic conditions are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

  The four highest ratings of Fitch for Municipal Obligations are AAA, AA, A and BBB. Municipal Obligations rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Municipal Obligations rated AA are considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because Municipal Obligations rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+." Municipal Obligations rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Municipal Obligations rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

  The "Other Corporate Obligations" category of temporary investments are corporate (as opposed to municipal) debt obligations rated AAA by S&P or Aaa by Moody's. Corporate debt obligations rated AAA by S&P have an extremely strong capacity to pay principal and interest. The Moody's corporate debt rating of Aaa is comparable to that set forth above for Municipal Obligations.

  Subsequent to its purchase by a Fund, an issue may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event requires the elimination of such obligation from a Fund's portfolio, but Nuveen Advisory will consider such an event in its determination of whether the Fund should continue to hold such obligation.

APPENDIX B

DESCRIPTION OF HEDGING TECHNIQUES

  Set forth below is additional information regarding the various Fund's defensive hedging techniques and use of repurchase agreements.

Futures and Index Transactions

  Financial Futures. A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. They have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

  The purchase of financial futures is for the purpose of hedging a Fund's existing or anticipated holdings of long-term debt securities. When a Fund purchases a financial future, it deposits in cash or securities an "initial margin" of between 1% and 5% of the contract amount. Thereafter, the Fund's account is either credited or debited on a daily basis in correlation with the fluctuation in price of the underlying future or other requirements imposed by the exchange in order to maintain an orderly market. The Fund must make additional payments to cover debits to its account and has the right to withdraw credits in excess of the liquidity, the Fund may close out its position at any time prior to expiration of the financial future by taking an opposite position. At closing a final determination of debits and credits is made, additional cash is paid by or to the Fund to settle the final determination and the Fund realizes a loss or gain depending on whether on a net basis it made or received such payments.

  The sale of financial futures is for the purpose of hedging a Fund's existing or anticipated holdings of long-term debt securities. For example, if a Fund owns long-term bonds and interest rates were expected to increase, it might sell financial futures. If interest rates did increase, the value of long-term bonds in the Fund's portfolio would decline, but the value of the Fund's financial futures would be expected to increase at approximately the same rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

  Among the risks associated with the use of financial futures by the Funds as a hedging device, perhaps the most significant is the imperfect correlation between movements in the price of the financial futures and movements in the price of the debt securities which are the subject of the hedge.

  Thus, if the price of the financial future moves less or more than the price of the securities which are the subject of the hedge, the hedge will not be fully effective. To compensate for this imperfect correlation, the Fund may enter into financial futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the financial futures. Conversely, the Fund may enter into fewer financial futures if the historical volatility of the price of the securities being hedged is less than the historical volatility of the financial futures.

  The market prices of financial futures may also be affected by factors other than interest rates. One of these factors is the possibility that rapid changes in the volume of closing transactions, whether due to volatile markets or movements by speculators, would temporarily distort the normal relationship between the markets in the financial future and the chosen debt securities. In these circumstances as well as in periods of rapid and large price movements. The Fund might find it difficult or impossible to close out a particular transaction.

  Options on Financial Futures. The Funds may also purchase put or call options on financial futures which are traded on a U.S. Exchange or board of trade and enter into closing transactions with respect to such options to terminate an existing position. Currently, options can be purchased with respect to financial futures on U.S. Treasury Bonds on The Chicago Board of Trade. The purchase of put options on financial futures is analogous to the purchase of put options by a Fund on its portfolio securities to hedge against the risk of rising interest rates. As with options on debt securities, the holder of an option may terminate his position by selling an option of the same Fund. There is no guarantee that such closing transactions can be effected.

Index Contracts

  Index Futures. A tax-exempt bond index which assigns relative values to the tax-exempt bonds included in the index is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash--rather than any security--equal to specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

  Index Options. The Funds may also purchase put or call options on U.S. Government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

  Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above. No series will enter into transactions in index or financial futures or related options unless and until, in the Adviser's opinion, the market for such instruments has developed sufficiently.

Repurchase Agreements

  A Fund may invest temporarily up to 5% of its assets in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Fund's board of trustees ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the Fund's board of trustees.

  The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

  The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Fund to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.

                                                                    NUVEEN
                                                                     Investments

--------------------------------------------------------------------------------

Municipal Bond
Funds
                        --------------------------------------------------------
                         ANNUAL REPORT  MAY 31, 2000
--------------------------------------------------------------------------------

 Dependable, tax-free income to help you keep more of what you earn.
--------------------------------------------------------------------------------

[PHOTOS APPEAR HERE]


INVEST WELL


LOOK AHEAD



LEAVE YOUR MARK(SM)


                         Kentucky Municipal Bond Fund
                         Michigan Municipal Bond Fund
                         Ohio Municipal Bond Fund

     Contents

 1   Dear Shareholder

 3   Nuveen Flagship Kentucky Municipal Bond Fund

 6   Nuveen Flagship Michigan Municipal Bond Fund

10   Nuveen Flagship Ohio Municipal Bond Fund

13   Portfolio of Investments

35   Statement of Net Assets

36   Statement of Operations

37   Statement of Changes in Net Assets

38   Notes to Financial Statements

43   Financial Highlights

46   Report of Independent Public Accountants

49   Fund Information

              Must be preceded by or accompanied by a prospectus.

DEAR

Shareholder,

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]
TIMOTHY R. SCHWERTFEGER
CHAIRMAN OF THE BOARD

As personal wealth continues to grow at an ever-increasing rate, people are realizing the power of their investments to do good and to make a difference in their families and communities now and for generations to come.

Setting financial goals is an important first step toward building wealth. At Nuveen Investments, we believe those goals should not be considered ends in themselves. Rather, you and your financial advisor's focus should be on realizing your life's dreams -- the things that matter most to you and how you can make them happen -- or make them better.

Through a well-crafted financial plan, you have the chance to shape future generations -- to broaden your sphere of influence -- to leave your legacy.

As you develop that plan, you'll want to consider the different ways your success can benefit others. You may find that you want to create a new set of goals to achieve this. Working with your financial advisor, you have the ability to make those dreams a reality -- for yourself and future generations.

Family Wealth Management Too often, family wealth management is thought of in one dimension -- as the stewardship of your household's financial resources. At Nuveen Investments, we think of family wealth management as the map to help you reach your financial, and your life's, destinations. It's a multi-faceted strategy to plan for not just your needs, but the needs of future generations.

     We are dedicated to helping you and your financial advisor develop a family wealth management strategy unique to you and your goals and values.

A Trusted Resource As you face some of the most important, lasting decisions you and your family will make, you'll want to draw upon the support, counsel and objectivity of a trusted advisor. That's because your financial advisor has the expertise and access to other professionals who can help you make informed choices -- choices that affect not only your loved ones today, but those your legacy will touch in the future.

     Your financial advisor can provide sound financial insight, an integrated approach to your investments and can serve as a knowledgeable friend with your family's best interests at heart.


                                                           ANNUAL REPORT  page 1

     In addition, we believe the potential presence of inflation and price swings in the markets reinforce the importance of working with an advisor, staying focused on the long term and adhering to your financial plan. With a sound plan in place, you may be better positioned to weather the markets' ups and downs.

     In fact, you may be reading this report at the suggestion of your financial advisor. We've prepared the following interview to let you know what the investment and research management teams have done during your fund's fiscal period.

     For more information on any Nuveen investment, including a prospectus, contact your financial advisor. Or call Nuveen at (800) 621-7227 or visit our Internet site at www.nuveen.com. Please read the prospectus carefully before you invest or send money.

     Since 1898, Nuveen has been synonymous with investments that stand the test of time. We are committed to maintaining that reputation and working with financial advisors to provide investment solutions that help individuals achieve their dreams of a lifetime. Thank you for your continued confidence.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
July 17, 2000

ANNUAL REPORT  page 2

NUVEEN FLAGSHIP KENTUCKY MUNICIPAL BOND FUND

From the Portfolio Manager's Perspective
--------------------------------------------------------------------------------

Nuveen Flagship Kentucky Municipal Bond Fund features portfolio management by Nuveen Investment Management, a team of portfolio managers and research analysts committed to a disciplined, research-oriented investment strategy. To help you understand the fund's performance for the fiscal year ended May 31, 2000, we spoke with Portfolio Manager Tom O'Shaughnessy.

"The Kentucky economy remained strong, anchored by strong gains in the auto manufacturing and business services sectors."

Q|   Can you begin our discussion by addressing the reasons why municipal bonds,
__
like most fixed-income securities, performed poorly during the past 12 months?

TOM| Sure. In an effort to rein in the economy and the stock market, the Federal
____
Reserve (the Fed) made six short-term interest rate increases during the past 12 months. The most recent was a half-percentage-point increase in May, the largest rate hike in five years. That boosted short-term interest rates to their highest levels since 1991.

       One of the basic tenets of bond investing is that when interest rates rise, bond yields generally follow suit and bond prices, which move in the opposite direction, decline. The 25-year municipal bond as measured by the Bond Buyer 25, for example, started the period yielding 5.46% and ended it at 6.27%, a jump of 81 basis points.

       Amid this rising interest rate environment, demand for most fixed-income securities -- including municipals -- was weak. The effects of reduced demand were somewhat offset by the dramatic decrease in supply as municipal issuers, flush with cash from increased tax collections and revenues, reduced their borrowings.

       The Kentucky economy remained strong, anchored by strong gains in the auto manufacturing and business services sectors. Low business costs, below-average energy costs and the state's central location continued to attract commercial businesses. Job growth remained above the national average, while the state's unemployment rate of 3.9% was near a historical low and on par with the national rate of 4.1%.

Q|   How did Nuveen Flagship Kentucky Municipal Bond Fund perform during the
__
fiscal year ended May 31, 2000?

TOM| Nuveen Flagship Kentucky Municipal Bond Fund generated a 12-month total
____
return on net asset value of -3.27%, compared to the -2.52% total return posted by the Lipper Kentucky Municipal Debt Peer Group.* The fund's one-year taxable equivalent total return, for investors in a 35% combined federal and state income tax bracket, was -0.57%.**

Q|   How did the fund perform against the Lehman Brothers Municipal Bond Index?
__

TOM| The fund, as we would expect, underperformed Lehman. Lehman's 12-month
____
average total return was -0.86% for the fiscal year ended May 31, 2000.*** We feel

  * The Lipper Peer Group return represents the average annualized total return of the 16 funds in the Lipper Kentucky Municipal Debt category for the one-year period ended May 31, 2000. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.

 ** Taxable equivalent total return equals a fund's taxable equivalent income (based on the combined federal and state income tax rate) plus capital gains distributions, if any, plus or minus changes in net asset value.

*** The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses.

Performance figures are quoted for Class A shares at net asset value. Comments cover the fiscal year ended May 31, 2000. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

                                                           ANNUAL REPORT  page 3

Lipper's Kentucky-specific benchmark gives investors a truer comparative picture. However, we give shareholders both so they can compare their Kentucky fund to other Kentucky funds as well as to a national benchmark.

KENTUCKY

Top Five Sectors

Tax Obligation (Limited)      19%

Healthcare                    17%

U.S. Guaranteed               13%

Utilities                      9%

Housing (Single Family)        8%

As a percentage of total bond holdings as of May 31, 2000. Holdings are subject to change.

KENTUCKY

Bond Credit Quality

[Pie chart appears here]

AAA/U.S. Guaranteed...................................... 54%

AA.......................................................  8%

A........................................................ 18%

BBB...................................................... 15%

NR.......................................................  5%

As a percentage of total bond holdings as of May 31, 2000. Holdings are subject to change.

Q|   What was your strategy during this difficult period?
__

TOM| Although the type of market environment we experienced over the past year
____
can be distracting, we remained focused on finding attractive opportunities for the fund.

     In the first half of the period, that meant engaging in trades known as swaps, whereby we sold bonds with lower interest rates and bought similar bonds at higher prevailing rates. In addition to increasing the fund's income-producing potential, these swaps helped enhance the fund's tax efficiency, as some sales generated tax losses that can be used for up to eight years to offset realized capital gains.

     In the second half of the year, we focused on identifying attractively priced high-yielding, non-rated and lower-quality bonds for the fund. As interest rates and bond yields climbed, the difference in yield -- the "spread"- between higher- and lower-quality bonds widened fairly dramatically. This is because lower-quality bonds must pay increasingly higher yields to attract investors capable and willing to analyze the associated risks.

     Using the resources and expertise of our research team, we identified a number of attractive high-yielding opportunities within the hospital and multi-family housing sectors. A good example of a research-intensive purchase was bonds issued through Jefferson County for the Collegiate Housing Foundation to finance student housing at the University of Louisville.

     The analysis supporting this purchase included scrutinizing demand trends, developer experience and qualifications, and security features of the bonds. Even after these recent purchases, the fund's overall credit quality remained high, with nearly 50% of net assets in AAA-rated insured bonds.

Q|   What is your outlook for Nuveen Flagship Kentucky Municipal Bond Fund?
__
TOM| It appears that the bond market is starting to anticipate the end of the
____
Fed's efforts to raise interest rates. If that proves to be the case, the interest-rate backdrop should become more favorable for bond prices. We believe that today's market, characterized by wide spreads between high- and low-quality bonds, plays to our research strengths.

     Drawing on Nuveen's research team, we plan to continue to look for opportunities to add lower-quality bonds that offer adequate compensation, as measured by enough incremental yield, to make up for their added credit risk. If the spread between lower- and higher-quality bonds returns to more historic norms -- which we believe will happen if interest rates stabilize -- lower-quality bonds should outperform.

ANNUAL REPORT  page 4

NUVEEN FLAGSHIP KENTUCKY MUNICIPAL BOND FUND

Fund Spotlight as of May 31, 2000

Quick Facts
                                 A Shares    B Shares    C Shares    R Shares
NAV                                $10.30      $10.30      $10.29      $10.27
-------------------------------------------------------------------------------
Latest Monthly Dividend*          $0.0460     $0.0395     $0.0410     $0.0475
-------------------------------------------------------------------------------
Fund Symbol                         FKYTX         N/A       FKYCX         N/A
-------------------------------------------------------------------------------
CUSIP                           67065R507   67065R606   67065R705   67065R804
-------------------------------------------------------------------------------
Inception Date                       5/87        2/97       10/93        2/97
-------------------------------------------------------------------------------

*Paid June 1, 2000

 Total Returns as of 5/31/00+

                        A Shares           B Shares        C Shares    R Shares
                      NAV    Offer     w/o CDSC  w/CDSC
1-Year              -3.27%  -7.32%      -3.99%   -7.66%     -3.82%      -3.18%
-------------------------------------------------------------------------------
1-Year TER*         -0.57%  -4.73%      -1.69%   -5.36%     -1.42%      -0.37%
-------------------------------------------------------------------------------
5-Year               4.17%   3.28%       3.47%    3.30%      3.59%       4.26%
-------------------------------------------------------------------------------
5-Year TER*          7.05%   6.14%       5.97%    5.82%      6.17%       7.22%
-------------------------------------------------------------------------------
10-Year              6.39%   5.94%       5.90%    5.90%      5.80%       6.43%
-------------------------------------------------------------------------------
10-Year TER*         9.54%   9.08%       8.79%    8.79%      8.65%       9.63%
-------------------------------------------------------------------------------

*Taxable Equivalent Return (based on a combined federal and state income tax rate of 35%).

 Total Returns as of 3/31/00+

                        A Shares            B Shares       C Shares    R Shares
                      NAV    Offer     w/o CDSC  w/CDSC       NAV        NAV
1-Year              -2.42%  -6.54%      -3.15%   -6.85%     -2.96%      -2.23%
-------------------------------------------------------------------------------
5-Year               5.11%   4.21%       4.40%    4.24%      4.52%       5.19%
-------------------------------------------------------------------------------
10-Year              6.67%   6.22%       6.18%    6.18%      6.09%       6.72%
-------------------------------------------------------------------------------

+ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

Tax-Free Yields as of 5/31/00

                                   A Shares     B Shares   C Shares   R Shares
                                  NAV   Offer   w/o CDSC
Distribution Rate*               5.36%   5.13%      4.60%      4.78%      5.55%
-------------------------------------------------------------------------------
SEC 30-Day Yield                 4.73%   4.53%      3.99%      4.19%      4.94%
-------------------------------------------------------------------------------
Taxable Equivalent Yield         7.28%   6.97%      6.14%      6.45%      7.60%
-------------------------------------------------------------------------------

* The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a fund may be paying out more or less than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.


Index Comparison[_]

                         [MOUNTAIN CHART APPEARS HERE]

                                                                Lehmon
               Nuveen Flagship         Nuveen Flagship          Brother
               Kentucky Municipal     Kentucky Municipal       Municipal
               Bond Fund (offer)       Bond Fund (NAV)        Bond Index
5/1990           $  9,580                $ 10,000              $ 10,000
5/1991             10,574                  11,037                11,008
5/1992             11,578                  12,086                12,089
5/1993             13,014                  13,585                13,536
5/1994             13,264                  13,845                13,870
5/1995             14,514                  15,150                15,133
5/1996             15,100                  15,762                15,825
5/1997             16,287                  17,001                17,137
5/1998             17,751                  18,529                18,746
5/1999             18,406                  19,213                19,622
5/2000             17,802                  18,583                19,453

-    Nuveen Flagship Kentucky Municipal Bond Fund (Offer) $17,802

--   Nuveen Flagship Kentucky Municipal Bond Fund (NAV) $18,583

---  Lehman Brothers Municipal Bond Index $19,453


Portfolio Statistics

Total Net Assets  $436.1 million

Average Effective Maturity  19.26 years

Average Duration  8.04

[_] The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.


Terms To Know

The following are a few terms used throughout this report.

Distribution Rate Most recent dividend per share (annualized) divided by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen Unit Trusts, or the maximum public offering price).

Duration A mathematical measure of the price sensitivity of a bond fund's portfolio to changes in interest rates. Typically the shorter the duration, the less price and return variability you can expect in the fund's price per share as interest rates change.

Federal Fund Rate The interest rate charged by banks to lend to other banks needing overnight loans; this figure is the most sensitive indicator of the direction of short-term interest rates.

Municipal Bond A bond issued by a state, city, or other municipality to finance public works such as the construction of roads or schools. The interest is usually free from federal income tax and may be free from state and local taxes as well.

SEC Yield A standardized measure of the current net market yields on a mutual fund's investment portfolio. This figure is computed by dividing the net investment income per share earned during the specified one-month or 30-day period by the maximum offering price per share on the last day of the period.

Taxable Equivalent Yield The yield an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment.

Taxable Equivalent Total Return The total return an investor would have to realize on a fully taxable investment to equal the stated total return on a tax-exempt investment.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

                                                           ANNUAL REPORT  page 5

NUVEEN FLAGSHIP MICHIGAN MUNICIPAL BOND FUND

From the Portfolio Manager's Perspective
--------------------------------------------------------------------------------

Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within its specific areas of expertise. Nuveen has chosen them for their rigorously disciplined investment approaches and their consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it is blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's income-oriented funds feature portfolio management by Nuveen Investment Management (NIM). NIM follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing on 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:

 .  A commitment to exhaustive research

 .  An active, value-oriented investment style

 .  The unmatched presence of trading leverage of a market leader.

This disciplined, research-oriented approach has paid off for investors, and is a key investment strategy for Nuveen Municipal Bond Funds.

--------------------------------------------------------------------------------

Nuveen Flagship Michigan Municipal Bond Fund features portfolio management by Nuveen Investment Management, a team of portfolio managers and research analysts committed to a disciplined, research-oriented investment strategy. To help you understand the fund's performance for the fiscal year ended May 31, 2000, we spoke with Portfolio Manager Mike Davern.

Q|  Municipal bonds had a very challenging year as the Federal Reserve (the
__
Fed) implemented a series of interest rate hikes, which caused bond prices in general to drop. Meanwhile, the equity markets have taken investors on a roller coaster ride. What did investors seem to make of this environment during the fund's fiscal year?

MIKE| Throughout 1999, several factors diverted the attention of investors away
____
from municipal bonds. First, of course, the Fed began raising interest rates in June 1999, with five more rate hikes over the course of the fiscal year. Since bond prices move inversely to interest rates, the bear market in bonds went into full swing.

      Second, at the end of 1999, the government announced an unprecedented buyback of U.S. Treasury bonds that would begin in 2000. This caused an unusual dislocation of demand as investors clamored for Treasury bonds, causing an unexpected rally at the expense of other types of bonds.

      Third, the stock market rally, mainly based on a few technology-related names, obviously commanded much attention and diverted investor dollars.

      However, demand for municipal bonds did pick up a bit when the most extreme stock market volatility set in at the beginning of the year. Investors reassessed their portfolios and apparently recognized the relative stability of municipal bonds, not to mention the extremely attractive yields, as the period progressed.

Q|  For the fiscal year ended May 31, 2000, the fund had a total return of -
__
3.80%, versus its Lipper peer group average's total return of -2.86%. But the year-to-date 2000 figures are positive: The fund returned 1.19% and the Lipper peer group returned 1.28% on average.* Compare that to the S&P 500 Index, which Bloomberg reports was down 2.82% for the same period. Does this mean the bear market in bonds could be over?

MIKE| We don't try to make market calls like that. We focus on maintaining an
____
attractive, stable dividend and taking opportunities to position the fund for the next market cycle, whenever that may happen.

      Obviously, bear markets have a negative effect on prices. But a bear market in bonds is actually very different from a bear market in stocks. When you hold a stock, you basically want its price to go up. You hold a bond for more than just price -- you also want attractive, stable income, or yields, which move in the opposite direction as bond prices.

* The Lipper Peer Group returns represent the average annualized total return of the 47 funds in the Lipper Michigan Municipal Debt Funds category for the year-to-date and one-year periods ended May 31, 2000. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

Performance figures are quoted for Class A shares at net asset value. Comments cover the fiscal year ended May 31, 2000. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

ANNUAL REPORT  page 6

      The other major difference is price movements. A bond's price, no matter how much it may drop, eventually must go back to $100, or "par," since bonds are issued at par and mature at par. A stock, on the other hand, could conceivably drop from $100 per share to one cent and never recover. (This discussion applies to a fund's underlying securities -- stocks or bonds; the share price of any mutual fund will fluctuate.)

      In a bond bear market, all other factors being equal, it doesn't make sense to sell simply because prices have fallen. And, it's better to buy a bond now at $86 than to pay $101 or $102 in a bull market, since the price has to go back to $100. We feel there is upside potential in the fund, since the average bond price as of the end of the fiscal year was in the mid- to high $80s.

Q| And what does the fund's tax-exempt status mean for the numbers?
__

MIKE| Equivalent returns for a similar taxable investment for taxpayers in the
____
combined 34% tax bracket would be -1.20% for the fiscal year ended May 31, 2000.**

Q| How did the fund perform against the Lehman Brothers Municipal Bond Index?
__

MIKE| The fund, as we would expect, underperformed Lehman's national index.***
____
Lehman's 12-month average total return was -0.86% for the fiscal year ended May 31, 2000. We feel Lipper's Michigan-specific benchmark gives investors a truer comparative picture. However, we give shareholders both so they can compare their Michigan fund to other Michigan funds as well as to a national benchmark.

" Tax-loss selling' was a huge part of what worked well for the fund in this market. We also helped extend call protection in the fund."

Q| What were some of those positioning measures you mentioned?
__

MIKE| "Tax-loss selling" was a huge part of what worked well for the fund in
____
this market. This involves selling bonds at a loss and using that loss to help offset any capital gains (which are taxable to shareholders) the fund may realize. We can apply an offsetting loss now or anytime in the next eight years.

      We also helped extend call protection in the fund. When rates are falling, many issuers retire their bonds early, if the terms allow, to reissue at lower rates and reduce debt costs. This is known as "call risk" to bondholders, because it can interrupt their expected income stream. The presence of call risk in a bond can prevent its price from increasing because it may be less attractive to investors. Since rates were high and demand was weak over the year, bonds with good call protection could be had at attractive prices.

      In addition, we were able to take advantage of certain inefficiencies in the marketplace to boost the value of some bonds. We purchased insurance in the secondary market for some uninsured bonds, immediately capturing additional value above the cost of the insurance simply as a result of the risk reduction.

      As you can see, the fund was active in a year that lacked buying opportunities.

 ** Taxable equivalent total return equals a fund's taxable equivalent income
    (based on the combined federal and state income tax rate) plus capital gains distributions, if any, plus or minus changes in net asset value.

*** The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses.

                                                           ANNUAL REPORT  page 7

MICHIGAN

Top Five Sectors

Tax Obligation (General)      21%
Tax Obligation (Limited)      17%
Healthcare                    16%
U.S. Guaranteed               12%
Water and Sewer                9%

As a percentage of total bond holdings as of May 31, 2000. Holdings are subject to change.

MICHIGAN

Bond Credit Quality

[PIE CHART APPEARS HERE]

AAA/U.S. Guaranteed............  61%

AA.............................  15%

A..............................   7%

BBB............................  14%

NR.............................   3%

As a percentage of total bond holdings as of May 31, 2000. Holdings are subject to change.


Q| How did new issuance in the Michigan municipal bond market compare to that
__
in the nation, which declined over the last year?

MIKE| Michigan's new issuance was down twice as much as the overall rate, so
____
finding buying opportunities was a challenge. The marketplace was dominated by AA-rated school district issues, so we had to spread our wings far and wide to find lower- or non-rated bonds that would add incremental yield.

      Nuveen research found selling opportunities among individual investors seeking issues with both tax-exempt income and good price appreciation potential, despite generally falling bond prices. For example, we sold a Waterford School District bond at what we felt was an attractive price and used the proceeds to help purchase a portion of a Macomb Township Building Authority bond. This helped us pick up extra call protection.

Q| If it was difficult for a large institutional investor like Nuveen to find
__
opportunities in the market, was this even more challenging for individual investors?

MIKE| It is difficult to impossible for individual investors to have access to
____
the market that institutional investors like Nuveen have. With our size, we have the ability to trade in large blocks and even to negotiate terms of an entire municipal bond issue. Some very attractive bond issues never even make it to the retail market. Nuveen's research team is instrumental in not only positioning strategy, but also in researching bond issues and finding the deals.

Q| What is your outlook for the fund for the coming months?
__

MIKE| Moody's, Standard & Poors and Fitch all maintained their high ratings for
____
Michigan. Despite autoworker job cuts in recent years due to growing efficiency, unemployment was at a record low of 3% as of May 31, compared to the national average of 4.1%. We expect continued moderate growth in Michigan, though not anywhere near the national level. Manufacturing will continue as the anchor of Michigan's economy.

      We feel that the impact of the Fed's interest rate increases should start emerging, since these measures usually take about 12 to 18 months to have their intended effect on the economy. If stock market volatility continues, as we believe it will, consumer confidence should begin to dampen and possibly encourage more investment in fixed income securities. We believe demand for municipal bonds in Michigan will grow if prices rise, presenting us with more selling opportunities.

ANNUAL REPORT  page 8

NUVEEN FLAGSHIP MICHIGAN MUNICIPAL BOND FUND

Fund Spotlight as of May 31, 2000

Quick Facts

                                       A Shares        B Shares           C Shares      R Shares
NAV                                      $10.75          $10.77             $10.74         $10.75
-----------------------------------------------------------------------------------------------------
Latest Monthly Dividend*                $0.0475         $0.0405            $0.0425        $0.0490
-----------------------------------------------------------------------------------------------------
Fund Symbol                               FMITX             N/A              FLMCX          NMMIX
-----------------------------------------------------------------------------------------------------
CUSIP                                 67065R853       67065R846          67065R838      67065R820
-----------------------------------------------------------------------------------------------------
Inception Date                             6/85            2/97               6/93           2/97
-----------------------------------------------------------------------------------------------------

*Paid June 1, 2000

Total Returns as of 5/31/00+

                              A Shares                B Shares         C Shares    R Shares
                           NAV       Offer     w/o CDSC     w/CDSC
1-Year                   -3.80%     -7.85%      -4.52%      -8.16%     -4.35%      -3.62%
---------------------------------------------------------------------------------------------
1-Year TER*              -1.20%     -5.36%      -2.32%      -5.95%     -2.04%      -0.93%
---------------------------------------------------------------------------------------------
5-Year                    4.02%      3.13%       3.35%       3.18%      3.46%       4.16%
---------------------------------------------------------------------------------------------
5-Year TER*               6.76%      5.85%       5.72%       5.57%      5.90%       6.97%
---------------------------------------------------------------------------------------------
10-Year                   6.08%      5.62%       5.61%       5.61%      5.47%       6.15%
---------------------------------------------------------------------------------------------
10-Year TER*              9.07%      8.59%       8.34%       8.34%      8.14%       9.17%
---------------------------------------------------------------------------------------------

* Taxable Equivalent Return (based on a combined federal and state income tax rate of 34%).

Total Returns as of 3/31/00+

                         A Shares               B Shares         C Shares    R Shares
                      NAV       Offer     w/o CDSC    w/CDSC       NAV         NAV
1-Year               -2.76%    -6.88%      -3.50%     -7.17%     -3.32%      -2.66%
---------------------------------------------------------------------------------------
5-Year                5.01%     4.11%       4.32%      4.15%      4.42%       5.12%
---------------------------------------------------------------------------------------
10-Year               6.39%     5.94%       5.91%      5.91%      5.76%       6.45%
---------------------------------------------------------------------------------------

+ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

Tax-Free Yields as of 5/31/00

                                         A Shares           B Shares     C Shares     R Shares
                                      NAV       Offer       w/o CDSC
Distribution Rate*                   5.30%      5.08%        4.51%        4.75%        5.47%
-----------------------------------------------------------------------------------------------
SEC 30-Day Yield                     4.64%      4.45%        3.90%        4.10%        4.84%
-----------------------------------------------------------------------------------------------
Taxable Equivalent Yield             7.03%      6.74%        5.91%        6.21%        7.33%
-----------------------------------------------------------------------------------------------

* The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a fund may be paying out more or less than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.


[MOUNTAIN CHART APPEARS HERE]

                                                                     Lehman
            Nuveen Flagship            Nuveen Flagship              Brothers
            Michigan Municipal         Michigan Municipal           Municipal
            Bond Fund (Offer)          Bond Fund (NAV)              Bond Index
5/1990         $  9,580                   $ 10,000                   $ 10,000
5/1991           10,418                     10,875                     11,008
5/1992           11,433                     11,934                     12,089
5/1993           12,834                     13,397                     13,536
5/1994           13,072                     13,645                     13,870
5/1995           14,190                     14,812                     15,133
5/1996           14,704                     15,349                     15,825
5/1997           15,947                     16,646                     17,137
5/1998           17,375                     18,137                     18,746
5/1999           17,973                     18,761                     19,622
5/2000           17,291                     18,049                     19,453

-   Nuveen Flagship Michigan Municipal Bond Fund (Offer) $17,291

--  Nuveen Flagship Michigan Municipal Bond Fund (NAV) $18,049

--- Lehman Brothers Municipal Bond Index $19,453

Portfolio Statistics

Total Net Assets              $273.7 million
--------------------------------------------
Average Effective
Maturity                         18.79 years
--------------------------------------------
Average Duration                        8.93
--------------------------------------------


[_] The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

Terms To Know

The following are a few terms used throughout this report.

Distribution Rate Most recent dividend per share (annualized) divided by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen Unit Trusts, or the maximum public offering price).

Duration A mathematical measure of the price sensitivity of a bond fund's portfolio to changes in interest rates. Typically the shorter the duration, the less price and return variability you can expect in the fund's price per share as interest rates change.

Federal Fund Rate The interest rate charged by banks to lend to other banks needing overnight loans; this figure is the most sensitive indicator of the direction of short-term interest rates.

Municipal Bond A bond issued by a state, city, or other municipality to finance public works such as the construction of roads or schools. The interest is usually free from federal income tax and may be free from state and local taxes as well.

SEC Yield A standardized measure of the current net market yields on a mutual fund's investment portfolio. This figure is computed by dividing the net investment income per share earned during the specified one-month or 30-day period by the maximum offering price per share on the last day of the period.

Taxable Equivalent Yield The yield an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment.

Taxable Equivalent Total Return The total return an investor would have to realize on a fully taxable investment to equal the stated total return on a tax-exempt investment.


Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

                                                           ANNUAL REPORT  page 9

NUVEEN FLAGSHIP FLORIDA MUNICIPAL BOND FUND

From the Portfolio Manager's Perspective
--------------------------------------------------------------------------------

"We rely on Nuveen's research staff to identify and recommend issues that others might overlook because of a lower credit rating or no rating."


 * The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses.

 ** The Lipper Peer Group return represents the average annualized total return of the 52 funds in the Lipper Ohio Municipal Debt category for the one-year period ended May 31, 2000. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.

Performance figures are quoted for Class A shares at net asset value. Comments cover the fiscal year ended May 31, 2000. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

Returns reflect a voluntary expense limitation by the fund's investment advisor which may be modified or discontinued at any time without notice.


For nearly a year, the Federal Reserve Board (the Fed) has continued to raise interest rates in an attempt to stymie inflation. These tightening measures put pressure on nearly all bonds, including municipal securities. Tom Futrell, portfolio manager of Nuveen Flagship Ohio Municipal Bond Fund, discusses the economic environment in which the fund participated, the fund's performance and key investment strategies.

Q|   During the fund's fiscal year ended May 31, 2000, the Federal Reserve (the
__
Fed) implemented a series of interest rate hikes, which caused bond prices in general to drop. Meanwhile, the allure of the stock market and technology stocks in particular attracted many investor dollars. How did municipal bonds react to this environment during the period?

TOM| The six rate hikes since June 1999 sent interest rates soaring and bond
____
prices plummeting. An unexpected rally in U.S. Treasury bonds at the end of 1999 after the government announced an unprecedented buyback of those issues diverted attention away from municipal bonds.

     On top of that, the stock market has been making headlines on a regular basis, taking more investment dollars. All of this combined to decrease demand for municipal bonds -- at least until later in the first quarter of 2000 -- as the bear market took hold. When extreme volatility hit the stock market beginning in January, demand for municipal bonds did pick up a bit. Investors recognized the potential stability of municipal bonds, not to mention the extremely attractive yields, as the period progressed.

Q|   In this somewhat schizophrenic market, Nuveen Flagship Ohio Municipal Bond
__
Fund struggled, reporting a total return of -3.18% for the fiscal year ended May 31, 2000. Comparatively, the Lehman Brothers Municipal Bond Index had a total return of -0.86%.* Was the fund's underperformance a result of particular challenges in the Ohio market?

TOM| Partly. The fixed-income market overall was challenging during the period.
____
In Ohio, new issuance was tight. In fact, for the first five months of 2000, issuance was down 36% in Ohio compared to a 24% decline nationally. That makes it more taxing for us to find and buy good deals for the fund.

     Still, with our research capabilities and our relationships with dealers in the state, we are able to find issues we feel are diamonds in the rough. For instance, we purchased $6.3 million of Ohio Capital Corporation Housing bonds, an offering overlooked by the rest of the Ohio market. The bond offered approximately the same yield as national, non-specialty state bonds in the same sector, at the time of purchase.

     The Lipper Ohio Municipal peer group, which unlike Lehman only includes Ohio-specific funds, reported a total return more in line with our fund's, -2.82%.** Additionally, I want to highlight the fund's one-year taxable equivalent total return, which was -.36% for investors in a 36% combined federal and state income tax

ANNUAL REPORT  page 10
bracket.*** As of May 31, 2000, the fund's SEC 30-day yield was 4.18%, which is equivalent to a 6.53% yield on a taxable investment for investors in the combined 36% federal and state income tax bracket.****

Q|   What other opportunities did you and your team uncover?
__

TOM| With such a tight supply in Ohio, we looked to Puerto Rico municipal bonds,
____
which also qualify as tax-exempt income for the fund's shareholders. A particularly attractive opportunity was a Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority issue that will help finance a coal-fired power plant for AES, the world's largest global independent power producer.

     This issue is an example of our strategy to find deals that are lower-rated, offering higher yields than the AAA- and AA-rated bonds that make up more than 70% of the current portfolio. Of course, this higher yield comes at the expense of higher risk. But, we rely on Nuveen's research staff to identify and recommend issues that others might overlook because of a lower credit rating or no rating. That's somewhat difficult in a state like Ohio, which has been a good credit risk in general. The city of Cleveland was upgraded during the fiscal period to A from A- by Standard & Poor's.

Q|   What are some reasons for the state's strong financial picture?
__

TOM| Much of Cleveland's improvement is due to business development initiative
____
in its downtown area, which has led to greater taxable base. The city is also beginning to see employment growth, although at levels below state averages.

     The Columbus and Cincinnati areas have strong, diverse economies. Both cities are projected to continue growing at a faster pace than the overall state economy. Columbus and Cincinnati have accounted for almost 50% of the state's population and more than 50% of the state's total income.

Q|   Let's get back to your strategy for the fund during the period. How did you
__
manage the fund in this challenging bond environment?

TOM| We had two overall goals during the past 12 months. One was to look for
____
opportunities to buy lower-rated bonds to increase the fund's income-producing potential.

     The second was a `cleaning house' strategy. As we had sell opportunities, we looked to unload those bonds that no longer offered upside potential for our shareholders.

Q|   What is your outlook for the Ohio economy and for the fund?
__

TOM| We believe Ohio's relatively strong economy will continue for the
____
foreseeable future, although we may see slowing construction activity and labor shortages due to a quiet trend of people moving out of the state.

     As for the fund, we'll continue seeking to improve yield and total return potential by looking to lower-rated issues and moving out lower-yielding and poorly structured bonds as we have the opportunity to sell them. Such opportunities became more frequent in the past year with increasing demand for individual bonds by individual investors.


OHIO

Top Five Sectors

U.S. Guaranteed           20%

Healthcare                17%

Tax Obligation (General)  16%

Utilities                 11%

Housing (Single Family)    7%

As a percentage of total bond holdings as of May 31, 2000. Holdings are subject to change.


OHIO

Bond Credit Quality

[Pie Chart Appears Here]

AAA/U.S.
Guaranteed.......................... 65%
AA..................................  8%
A................................... 12%
BBB.................................  9%
NR..................................  6%

As a percentage of total bond holdings as of May 31, 2000. Holdings are subject to change.

*** Taxable equivalent total return equals a fund's taxable equivalent income (based on the combined federal and state income tax rate) plus capital gains distributions, if any, plus or minus changes in net asset value.

**** Taxable equivalent yield is the yield an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment.

                                                          ANNUAL REPORT  page 11

Terms To Know

The following are a few terms used throughout this report.

Distribution Rate   Most recent dividend per share (annualized) divided by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen Unit Trusts, or the maximum public offering price).

Duration   A mathematical measure of the price sensitivity of a bond fund's portfolio to changes in interest rates. Typically the shorter the duration, the less price and return variability you can expect in the fund's price per share as interest rates change.

Federal Fund Rate   The interest rate charged by banks to lend to other banks
needing overnight loans; this figure is the most sensitive indicator of the direction of short-term interest rates.

Municipal Bond   A bond issued by a state, city, or other municipality to
finance public works such as the construction of roads or schools. The interest is usually free from federal income tax and may be free from state and local taxes as well.

SEC Yield   A standardized measure of the current net market yields on a mutual fund's investment portfolio. This figure is computed by dividing the net investment income per share earned during the specified one-month or 30-day period by the maximum offering price per share on the last day of the period.

Taxable Equivalent Yield   The yield an investor would have to realize on a
fully taxable investment to equal the stated yield on a tax-exempt investment.

Taxable Equivalent Total Return   The total return an investor would have to
realize on a fully taxable investment to equal the stated total return on a tax-exempt investment.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

NUVEEN FLAGSHIP OHIO MUNICIPAL BOND FUND

Fund Spotlight as of May 31, 2000

Quick Facts
                               A Shares             B Shares         C Shares          R Shares
NAV                             $ 10.62              $ 10.62          $ 10.61           $ 10.62
------------------------------------------------------------------------------------------------------------------------------------
Latest Monthly Dividend*        $0.0470              $0.0405          $0.0420           $0.0490
------------------------------------------------------------------------------------------------------------------------------------
Fund Symbol                      FOHTX                   N/A            FOHCX             NXOHX
------------------------------------------------------------------------------------------------------------------------------------
CUSIP                        67065R762             67065R754        67065R747         67065R739
------------------------------------------------------------------------------------------------------------------------------------
Inception Date                    6/85                  2/97             8/93              2/97
------------------------------------------------------------------------------------------------------------------------------------

*   Paid June 1, 2000

 Total Returns as of 5/31/00+
                                  A Shares                B Shares          C Shares    R Shares
                               NAV        Offer     w/o CDSC    w/CDSC        NAV         NAV
1-Year                       -3.18%      -7.27%       -3.82%   -7.49%        -3.71%      -2.97%
------------------------------------------------------------------------------------------------------------------------------------
1-Year TER*                  -0.36%      -4.57%       -1.41%   -5.09%        -1.20%      -0.03%
------------------------------------------------------------------------------------------------------------------------------------
5-Year                        4.01%       3.12%        3.32%    3.16%         3.44%       4.15%
------------------------------------------------------------------------------------------------------------------------------------
5-Year TER*                   7.01%       6.09%        5.92%    5.78%         6.13%       7.23%
------------------------------------------------------------------------------------------------------------------------------------
10-Year                       6.03%       5.57%        5.53%    5.53%         5.45%       6.10%
------------------------------------------------------------------------------------------------------------------------------------
10-Year TER*                  9.27%       8.80%        8.50%    8.50%         8.37%       9.39%
------------------------------------------------------------------------------------------------------------------------------------

 * Taxable Equivalent Return (based on a combined federal and state income tax rate of 36%).

 Total Returns as of 3/31/00+
                                    A Shares             B Shares          C Shares    R Shares
                               NAV        Offer     w/o CDSC    w/CDSC        NAV         NAV
1-Year                       -2.24%      -6.33%     -2.97%     -6.68%       -2.77%      -2.03%
------------------------------------------------------------------------------------------------------------------------------------
5-Year                        4.86%       3.96%      4.15%      3.98%        4.28%       4.99%
------------------------------------------------------------------------------------------------------------------------------------
10-Year                       6.27%       5.81%      5.78%      5.78%        5.69%       6.34%
------------------------------------------------------------------------------------------------------------------------------------

+ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

 Tax-Free Yields as of 5/31/00
                                A Shares          B Shares     C Shares       R Shares
                              NAV       Offer       NAV          NAV            NAV
Distribution Rate*           5.31%      5.09%      4.58%        4.75%          5.54%
------------------------------------------------------------------------------------------------------------------------------------
SEC 30-Day Yield             4.18%      4.01%      3.44%        3.64%          4.38%
------------------------------------------------------------------------------------------------------------------------------------
Taxable Equivalent Yield     6.53%      6.27%      5.38%        5.69%          6.84%
------------------------------------------------------------------------------------------------------------------------------------

* The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a fund may be paying out more or less than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.

Index Comparison[_]

[MOUNTAIN CHART APPEARS HERE]

      Nuveen Flagship         Nuveen Flagship               Lehman Brothers
      Ohio Municipal          Ohio Municipal                Municipal
      Bond Fund (Offer)       Bond Fund (Nav)               Bond Index

5/1990         $ 9,580           $10,000                      $10,000
5/1991          10,490            10,950                       11,008
5/1992          11,515            12,020                       12,089
5/1993          12,805            13,366                       13,536
5/1994          13,089            13,663                       13,870
5/1995          14,136            14,755                       15,133
5/1996          14,645            15,287                       15,825
5/1997          15,725            16,415                       17,137
5/1998          17,100            17,850                       18,746
5/1999          17,774            18,554                       19,622
5/2000          17,206            17,961                       19,453

-    Nuveen Flagship Ohio Municipal Bond Fund (Offer) $17,206

--   Nuveen Flagship Ohio Municipal Bond Fund (NAV) $17,961

---  Lehman Brothers Municipal Bond Index $19,453

--------------------------------------------------------------------------------
Portfolio Statistics
--------------------------------------------------------------------------------
Total Net Assets           $588.1  million
--------------------------------------------------------------------------------
Average Effective Maturity   18.22 years
--------------------------------------------------------------------------------
Average Duration              8.34
--------------------------------------------------------------------------------

[_] The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

ANNUAL REPORT  page 12

                 Portfolio of Investments

                 Nuveen Flagship Kentucky Municipal Bond Fund
                 May 31, 2000

   Principal                                                                                Optional Call                    Market
Amount (000)    Description                                                                   Provisions*   Ratings**         Value
-----------------------------------------------------------------------------------------------------------------------------------
                Basic Materials -- 5.9%

  $   2,370     Hancock County, Solid Waste Disposal Facilities Revenue Bonds                 5/06 at 102         A-   $  2,335,137
                  Willamette Industries, Inc. Project), Series 1996, 6.600%, 5/01/26

      9,750     County of Henderson, Solid Waste Disposal Revenue Bonds                       3/05 at 102         A2      9,844,868
                  (MacMillan Bloedel Project), Series 1995, 7.000%, 3/01/25
                  (Alternative Minimum Tax)

      1,000     Jefferson County, Pollution Control Revenue Bonds (E.I. du Pont               7/03 at 103        AA-      1,028,250
                  de Nemours and Company Project), 1982 Series A, 6.300%, 7/01/12

      3,750     County of Perry, Solid Waste Disposal Revenue Bonds (TJ international         6/04 at 102       N/R       3,799,313
                  Project), Series 1994, 7.000%, 6/01/24 (Alternative Minimum Tax)

                County of Perry, Solid Waste Disposal Revenue Bonds (TJ International
                  Project), Series 1996:
      4,240     6.800%, 5/01/26 (Alternative Minimum Tax)                                     5/06 at 102       N/R       4,244,791
      2,000     6.550%, 4/15/27 (Alternative Minimum Tax)                                     4/07 at 102       N/R       1,923,700

      2,820     City of Wickliffe, Solid Waste Disposal Facility Revenue Bonds,               4/06 at 102         A2      2,671,471
                  Series 1996 (Westvaco Corporation Project), 6.375%, 4/01/26
                  (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 3.7%

      5,085     City of Campbellsville, Industrial Building Revenue Bonds                     3/09 at 102       BBB-      4,273,993
                  (Campbellsville University Project), Series 1999, 5.500%, 3/01/29

      5,930     County of Jefferson, College Revenue Bonds (Bellarmine College                5/09 at 101       Baa2      4,714,113
                  Project), Series 1999, 5.250%, 5/01/29

      4,000     County of Jefferson, Student Housing Industrial Building Revenue Bonds        9/09 at 102       N/R       3,881,480
                  (Collegiate Housing Foundation -University of Louisville Project),
                  Series 1999A, 7.125%, 9/01/29

        500     Kentucky Higher Education Student Loan Corporation, Insured Student          No Opt. Call       Aaa         519,750
                  Loan Revenue Bonds, 1991 Series B, 6.800%, 6/01/03
                  (Alternative Minimum Tax)

        700     Northern Kentucky University, Consolidated Education Building Revenue         5/01 at 102       AAA         728,105
                  Bonds, Series F, 7.000%, 5/01/10

      2,500     Puerto Rico Industrial, Tourist, Educational, Medical and Environmental       2/09 at 101       BBB       2,126,225
                  Control Facilities Financing Authority, Higher Education Revenue Bonds,
                  Series 1999 (Ana G. Mendez University System Project), 5.375%, 2/01/29
-----------------------------------------------------------------------------------------------------------------------------------
                Energy - 4.3%

      5,000     City of Ashland, Pollution Control Revenue Refunding Bonds (Ashland Oil,      8/02 at 102       Baa1      5,136,200
                  Inc. Project), Series 1992, 6.650%, 8/01/09

      9,000     City of Ashland, Sewage and Solid Waste Revenue Bonds, Series 1995            2/05 at 102       Baa1      9,206,640
                  (Ashland Oil, Inc. Project), 7.125%, 2/01/22 (Alternative Minimum Tax)

      4,360     City of Ashland, Solid Waste Revenue Bonds, Series 1991 (Ashland Oil,        10/01 at 102       Baa1      4,492,282
                  Inc. Project), 7.200%, 10/01/20 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                Healthcare - 16.6%

      1,310     County of Christian, Hospital Revenue Bonds, Series 1996A, Jennie Stuart      7/06 at 102         A-      1,215,562
                  Medical Center, 6.000%, 7/01/17

      3,500     County of Christian, Hospital Revenue and Refunding Bonds, Series 1997A,      7/06 at 102         A-      3,342,675
                  Jennie Stuart Medical Center, 6.000%, 7/01/13

      5,270     County of Clark, Hospital Refunding and Improvement Revenue Bonds             3/07 at 102       BBE       4,724,924
                  (Clark Regional Medical Center Project), Series 1997, 6.200%, 4/01/13

      3,300     County of Daviess, Insured Hospital Revenue Bonds, 1992                       8/02 at 102       AAA       3,317,028
                  (ODCH, Inc. Project), Series A, 6.258%, 8/01/22

____
13

                    Portfolio of Investments
                    Nuveen Flagship Kentucky Municipal Bond Fund (continued) May 31, 2000

   Principal                                                                        Optional Call                      Market
Amount (000)   Description                                                             Provisions*     Ratings**        Value
------------------------------------------------------------------------------------------------------------------------------------
               Healthcare (continued)

  $ 2,490      County of Floyd, Hospital Revenue Refunding Bonds (FHA-Insured           2/01 at 102       AAA         $ 2,563,604
                Mortgage Loan Highland Hospital Corporation Project), Series
                1991, 7.500%, 8/01/10

    4,000      County of Hopkins, Hospital Revenue Bonds, Series 1991 (The              11/01 at 102      AAA           4,132,520
                Trover Clinic Foundation, Incorporated), 6.625%, 11/15/11

               County of Jefferson, Health Facilities Revenue Bonds, Series
                1992 (Jewish Hospital Healthcare Services Inc. Project):
    1,190         6.500%, 5/01/15                                                       5/02 at 102       AAA           1,237,053
   12,785         6.550%, 5/01/22                                                       5/02 at 102       AAA          13,004,518

   17,640      County of Jefferson, Health Facilities Revenue Bonds, Series            10/07 at 101       AAA          15,002,820
                1997 (Alliant Health System, Inc. Project), 5.125%, 10/01/27

    2,900      County of Jefferson, Insured Hospital Revenue Bonds, Series             1O/02 at 102       AAA           2,987,435
                1992 (Alliant Health System, Inc. Project), 6.436%, 10/01/14

    1,000      Kentucky Development Finance Authority, Hospital Refunding and          11/01 at 100       AAA           1,011,540
                Improvement Revenue Bonds (St. Elizabeth Medical Center),
                Series 1991A, 6.000%, 11/01/10

    5,000      Kentucky Economic Development Finance Authority, Hospital               12/03 at 102       AAA           5,001,500
                Facilities Revenue Bonds, Series 1993A (Saint Elizabeth Medical
                Center, Inc. Project), 6.000%, 12/01/22

    9,500      Kentucky Economic Development Finance Authority, Hospital                2/07 at 102       AAA           8,880,315
                Revenue and Refunding Revenue Bonds, Series 1997 (Pikeville
                United Methodist Hospital of Kentucky, Inc. Project),
                5.700%, 2/01/28

               Kentucky Economic Development Finance Authority, Hospital
               System Refunding and Improvement Revenue Bonds, Series 1997
               (Appalachian Regional Healthcare, Inc. Project):
      500         5.500%, 10/01/07                                                      No Opt. Call      N/R             406,980
      500         5.600%, 10/01/08                                                      4/08 at 102       N/R             398,730
    3,500         5.850%, 10/01/17                                                      4/08 at 102       N/R           2,435,195
    1,500         5.875%, 10/01/22                                                      4/08 at 102       N/R           1,004,490

    1,665      McCracken County, Hospital Facilities Revenue Refunding Bonds,          11/04 at 102       AAA           1,747,567
               Series 1994A (Mercy Health System), 6.300%, 11/01/06
------------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 2.2%

    2,500      Greater Kentucky Housing Assistance Corporation, Mortgage                1/03 at 100       AAA           2,501,000
                Revenue Refunding Bonds, Series 1993A (FHA-Insured Mortgage
                Loans - Section 8 Assisted Projects), 6.250%, 7/01/24

    3,510      City of Henderson, Residential Facilities Revenue Bonds                  5/09 at 102       N/R           2,884,623
                (Pleasant Pointe Project), Senior Tax-Exempt Series
                1999A, 6.125%, 5/01/29

    4,600      County of Jefferson, Multifamily Housing Revenue Bonds                   8/08 at 102       AAA           4,309,832
                (Kentucky Towers Project), Series 1998A, 5.650%, E/20/34
------------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 8.2%

    7,500      Kentucky Housing Corporation, Housing Revenue Bonds, 1996                7/06 at 102       AAA           7,532,475
                Series E, 6.300%, 1/01/28 (Alternative Minimum Tax)

    3,000      Kentucky Housing Corporation, Housing Revenue Bonds, 1997                6/07 at 102       AAA           2,995,860
                Series B, 6.250%, 7/01/28 (Alternative Minimum Tax)

      895      Kentucky Housing Corporation, Housing Revenue Bonds                      7/00 at 102       AAA             914,251
                (FHA-Insured/VA Guaranteed Mortgage Loans), 1988
                Series C, 7.900%, 1/01/21 (Alternative Minimum Tax)

    1,000      Kentucky Housing Corporation, Housing Revenue Bonds (Federally           7/02 at 102       AAA           1,025,180
                Insured or Guaranteed Mortgage Loans), Series 1992B, 6.625%,
                 7/01/14

      175      Kentucky Housing Corporation, Housing Revenue Bonds (Federally           1/03 at 102       AAA             177,604
                 Insured or Guaranteed Mortgage Loans), Series 1991 C-1,
                 6.600%, 1/01/11

    2,560      Kentucky Housing Corporation, Housing Revenue Bonds, 1998                1/09 at 101       AAA           2,223,616
                Series F, 5.000%, Series (Alternative Minimum Tax)

      715      Kentucky Housing Corporation, Housing Revenue Bonds (Federally           1/04 at 102       AAA             723,938
                Insured or Guaranteed Mortgage Loans), 1994 Series A, 6.500%, 7/01/17

    9,480      Kentucky Housing Corporation, Housing Revenue Bonds, 1999                4/09 at 101       AAA           8,199,442
                Series A, 5.200%, 1/01/31

    1,720      Kentucky Housing Corporation, Housing Revenue Bonds (Federally           7/04 at 102       AAA           1,737,957
                Insured or Guaranteed Mortgage Loans), 1994 Series C, 6.400%, 1/01/17

__________
 14

   Principal                                                                                  Optional Call                   Market
Amount (000)  Description                                                                       Provisions*     Ratings**      value
------------------------------------------------------------------------------------------------------------------------------------
              Housing/Single Family (continued)

 $   1,940    Kentucky Housing Corporation, Housing Revenue Bonds (Federally Insured or            1/05 at 102   AAA     $ 1,971,331
               Guaranteed Mortgage loans), 1995 Series B, 6.625%, 7/01/26
               (Alternative Minimum Tax)

     5,335    Kentucky Housing Corporation, Housing Revenue Bonds, 1999 Series B,                  4/09 at 101   AAA       4,593,808
               5.250%, 1/01/28 (Alternative Minimum Tax)

     3,750    Kentucky Housing Corporation, Housing Revenue Bonds, 1999 Series E,                  8/09 at 100   AAA       3,500,588
               5.700%, 7/01/27 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
              Long-Term Care - 4.5%

     4,840    City of Florence, Kentucky, Housing Facilities Revenue Bonds, Series                 8/09 at 101     A       4,632,896
               1999 (Bluegrass RHF Housing, Inc. Project), 6.375%, 8/15/29

              County of Jefferson, Kentucky, First Mortgage Revenue Bonds, Series
              1994 (The First Christian Church Homes of Kentucky Project):
     1,240     6.000%, 11/15/09                                                                   11/04 at 102   BBB       1,196,997
       715     6.125%, 11/15/13                                                                   11/O4 at 102   BBB         657,793
     3,210     6.125%, 11/15/18                                                                   11/04 at 102   BBB       2,862,004

              Kentucky Economic Development Finance Authority, Health Care Facilities
              Revenue Bonds, Series 1998 (The Christian Church Homes of Kentucky,
              Inc. Obligated Group):
     1,800     5.375%, 11/15/23                                                                    5/08 at 102   BBB       1,512,396
     4,250     5.500%, 11/15/30                                                                    5/08 at 102   BBB       3,202,588

     5,700    Kentucky Economic Development Finance Authority, Tax Exempt Mortgage                 1/08 at 105   AAA       5,586,618
               Revenue Bonds (South Central Nursing Homes, Inc. Project), Series 1997A,
               6.000%, 7/01/27
------------------------------------------------------------------------------------------------------------------------------------
              Tax Obligation/General - 1.9%

     2,500    County of Jefferson, General Obligation Refunding Bonds, Series 1999C,               5/09 at 100    AA       2,517,850
               6.150%, 5/15/16 (Alternative Minimum Tax)

     1,310    Commonwealth of Puerto Rico, Public Improvement Bonds of 1996, 5.400%, 7/01/25   7/06 at 101 1/2     A       1,198,074

     2,000    Commonwealth of Puerto Rico, Public Improvement Bonds of 1997, 5.375%, 7/01/25       7/07 at 100     A       1,820,800

     2,600    Commonwealth of Puerto Rico, Public Improvement Bonds of 2000, 5.750%, 7/01/26       7/10 at 100   AAA       2,556,736
------------------------------------------------------------------------------------------------------------------------------------
              Tax obligation/Limited - 18.7%

       615    Boone County School District Finance Corporation, School Building Refunding and      2/03 at 102   Aa3         618,862
               Improvement Revenue Bonds, Series 1993, 6.000%, 2/01/18

     1,595    City of Bowling Green Municipal Projects Corporation, Lease Revenue Bonds,          12/04 at 102    A2       1,668,338
               Series 1994, 6.500%, 12/01/14

     1,005    Casey County School District Finance Corporation, School Building Revenue Bonds,     3/05 at 102   Aa3       1,006,095
               Series 1995, 5.750%, 3/01/15

              Daviess County School District Finance Corporation, School Building Revenue
               Bonds, Series 1994:
       505     5.800%, 5/01/11                                                                     5/04 at 102   Aa3         514,848
       535     5.800%, 5/01/12                                                                     5/04 at 102   Aa3         544,272
       570     5 800%, 5/01/13                                                                     5/04 at 102   Aa3         578,339
       600     5.800%, 5/01/14                                                                     5/04 at 102   Aa3         606,846

     1,070    Fleming County School District Finance Corporation, School Building                  3/05 at 102    A+       1,074,120
               5.875%, 3/01/15

     3,155    City of Florence Public Properties Corporation, First Mortgage Revenue Bonds         6/07 at 102   AAA       2,908,689
               (Administrative Office Complex Project), Series 1997, 5.500%. 6/01/27

     1,260    Floyd County Public Properties Corporation, First Mortgage Revenue Bonds             3/06 at 102    A+       1,140,350
               (Floyd County Justice Center Project), Series 1995A, 5.550%. 9/01/23

     3,550    Floyd County Public Properties Corporation, First Mortgage Revenue Bonds             3/06 at 102    A+       3,523,198
               (Floyd County Justice Center Project), Series 1996B, 6.200%. 9/01/26

     1,200    Floyd County School District Finance Corporation, School Building Revenue            5/05 at 102   Aa3       1,157,940
               Bonds. Series 1995, 5.500%. 5/01/15

_____
15

               Portfolio of Investments

               May 31, 2000

   Principal                                                              Optional Call                              Market
Amount (000)        Description                                            Provisions*          Ratings**            Value
-------------------------------------------------------------------------------------------------------------------------------
                     Tax Obligation/Limited (continued)

                     Hardin County Building Commission, Revenue
                     Bonds (Detention Facility Project), Series
                     1994:
  $      525           6.200%, 12/01/11                                   12/04 at 102              AAA         $       547,197
       1,775           6.250%, 12/01/14                                   12/04 at 102              AAA               1,841,580

         300         Hardin County School District Finance                 6/01 at 103              Aa3                 314,013
                     Corporation, School Building Revenue Bonds,
                       Series of 1991, 6.800%, 6/01/10

       3,465         Hopkins County School District Finance                6/04 at 102              Aa3               3,558,971
                     Corporation, School Building Revenue Bonds,
                       Series 1994, 6.200%, 6/01/19

       3,195         Jefferson County School District Finance              2/06 at 102              AAA               2,951,829
                     Corporation, School Building Revenue Bonds,
                       Series 1996A, 5.125%, 2/01/16

         955         County of Jefferson, Equipment Lease Purchase         6/00 at 101              N/R                 970,306
                     Revenue Bonds, Series 1987 (Energy System
                       Project), 9.000%, 6/01/03

          80         County of Jefferson, Equipment Lease Purchase         6/00 at 102              N/R                  82,703
                     Revenue Bonds, Series 1988 (Energy System
                       Project), 9.500%, 6/01/03

                     Jessamine County School District Finance
                     Corporation, School Building Revenue Bonds,
                       Series 1991:
         510           6.750%, 6/01/10                                     6/01 at 103              Aa3                 534,659
         545           6.750%, 6/01/11                                     6/01 at 103              Aa3                 571,351

       2,500         Jessamine County School District Finance              6/04 at 102              Aa3               2,535,950
                     Corporation, School Building Revenue Bonds,
                       Series 1994, 6.125%, 6/01/19

       4,500         Kenton County Public Properties Corporation,          3/09 at 101               A1               3,739,995
                     First Mortgage Revenue Bonds (Courthouse
                       Facilities Project), 1998 Series A, 5.000%,
                       3/01/29

         400         Commonwealth of Kentucky, State Property and         11/01 at 102               A+                 416,224
                     Buildings Commission Revenue and Revenue
                       Refunding Bonds, Project No. 40, 2nd Series,
                       6.875%, 11/01/07

         250         Commonwealth of Kentucky, State Property and         10/01 at 102              Aa3                 259,623
                     Buildings Commission Revenue and Revenue
                       Refunding Bonds, Project No. 53, 6.625%,
                       10/01/07

         125         The Turnpike Authority of Kentucky, Resource          7/00 at 100               A+                 125,110
                     Recovery Road Revenue Refunding Bonds,
                       1985 Series A, 6.000%, 7/01/09

                     Lexington Center Corporation, Mortgage Revenue
                     Refunding and Improvement Bonds, Series 1993A:
       2,600           0.000%, 10/01/11                                   No Opt, Call               A1               1,355,562
       2,550           0.000%, 10/01/12                                   No Opt, Call               A1               1,244,783

         435         Lincoln County School District Finance                5/02 at 102              Aa3                 452,256
                     Corporation, School Building Revenue Bonds,
                       Series 1992, 6.200%, 5/01/12

       1,525         McCracken County Public Properties                    9/06 at 102              AAA               1,494,729
                     Corporation, Public Project Revenue Bonds
                       (Court Facilities Project), Series 1995,
                       5.900%, 9/01/26

       1,365         McCreary County School District Finance               8/05 at 102              Aa3               1,324,937
                     Corporation, School Building Revenue Bonds,
                       Second Series of 1995, 5.600%, 8/01/16

       1,410         Morgan County School District Finance                 9/04 at 102              Aa3               1,414,879
                     Corporation, School Building Revenue Bonds,
                       Series 1994, 6.000%, 9/01/14

      13,000         Mount Sterling, Lease Revenue Bonds (Kentucky         3/03 at 102               Aa              13,006,370
                     League of Cities Funding Program),
                       Series 1993A, 6.200%, 3/01/18

                     Pendleton County, County Lease Revenue Bonds,
                     Kentucky Associated Counties Leasing Trust
                     Program, Series 1993-A:
      12,960           6.500%, 3/01/19                                     3/03 at 102                A              13,140,144
         500           6.400%, 3/01/19                                    No Opt, Call                A                 519,690

       8,250         Puerto Rico Highway and Transportation                7/16 at 100                A               7,549,823
                     Authority, Highway Revenue Bonds, Series Y of
                     1996, 5.500%, 7/01/36

         115         Puerto Rico Infrastructure Finance Authority,         7/00 at 100             BBB+                 115,256
                     Special Tax Revenue Bonds, Series 1988A,
                       7.750%, 7/01/08

       7,000         Warren County Justice Center Expansion                9/07 at 102              AAA               6,312,320
                     Corporation, First Mortgage Revenue Bonds, AOC
                       Judicial Facility, Series 1997A, 5.250%,
                     9/01/24

_____
16

   Principal                                                                           Optional Call                        Market
Amount (000)      Description                                                           Provisions*     Ratings**           Value
---------------------------------------------------------------------------------------------------------------------------------
                  Transportation - 4.8%

   $ 10,640       Kenton County Airport Board, Special Facilities Revenue               2/02 at 100          BBB-     $ 9,830,615
                    Bonds, 1992 Series A (Delta Air Lines, Inc. Project), 6.125%,
                    2/01/22 (Alternative Minimum Tax)

      1,250       Kenton County Airport Board, Cincinnati/Northern Kentucky             3/06 at 102           AAA       1,237,088
                    International Airport Revenue Bonds Series, 1996B, 5.750%,
                    3/01/13

      5,000       Regional Airport Authority of Louisville and Jefferson
                    County, Airport System Revenue Bonds, 1995 Series A,                7/05 at 102           AAA       4,645,250
                    5.625%, 7/01/25 (Alternative Minimum Tax)

      6,000       Regional Airport Authority of Louisville and Jefferson County,
                    Special Facilities Revenue Bonds, 1999 Series A (Airis              3/09 at 101          Baa3       5,100,780
                    Louisville, L.L.C. Project), 5.500%, 3/01/19 (Alternative
                    Minimum Tax)
---------------------------------------------------------------------------------------------------------------------------------
                  U.S. Guaranteed - 12.5%

        430       Bardstown Independent School District Finance Corporation,           11/O2 at 102        Aa3***         450,760
                    School Building Refunding and Improvement Revenue Bonds,
                    Series of 1992, 6.375%, 5/01/17 (Pre-refunded to 11/01/02)

        725       Bell County School District Finance Corporation, School               9/01 at 102         A+***         756,487
                    Building Revenue Bonds, Series 1991, 6.875%, 9/01/11
                    (Pre-refunded to 9/01/01)

      1,000       Boone County School District Finance Corporation, School              9/01 at 103        Aa3***       1,051,400
                    Building Revenue Bonds, Series C of 1991, 6.750%, 9/01/11
                    (Pre-refunded to 9/01/01)

      1,215       Boone County School District Finance Corporation, School             12/02 at 102        Aa3***       1,267,792
                    Building Refunding and Improvement Revenue Bonds, Series
                    1992, 6.125%, 12/01/17 (Pre-refunded to 12/01/02)

                  Christian County School District Finance Corporation, School
                    Building Revenue Bonds, Series 1991:
        565         6.750%, 6/01/10 (Pre-refunded to 6/01/01)                           6/01 at 102          A***         587,261
        600         6.750%, 6/01/11 (Pre-refunded to 6/01/01)                           6/01 at 102          A***         623,640

      1,645       City of Edgewood Public Properties Corporation, First
                    Mortgage Revenue Bonds (Public Facilities Project),                12/01 at 102         A2***       1,720,390
                    Series 1991, 6.700%, 12/01/21 (Pre-refunded to 12/01/01)

                  City of Florence Public Properties Corporation,
                  First Mortgage Revenue Bonds (Recreational Facilities Project):
        100         7.000%, 3/01/10 (Pre-refunded to 3/01/01)                           3/01 at 103         A3***         104,546
        320         7.000%, 3/01/14 (Pre-refunded to 3/01/01)                           3/01 at 103         A3***         334,842
        345         7.000%, 3/01/15 (Pre-refunded to 3/01/01)                           3/01 at 103         A3***         361,001
        360         7.000%, 3/01/16 (Pre-refunded to 3/01/01)                           3/01 at 103         A3***         376,697

     16,500       Jefferson County Capital Projects Corporation, Lease             2/01 at 24 11/16           AAA       3,936,240
                    Revenue Bonds, Series 1989B, 0.000%, 8/15/19
                    (Pre-refunded to 2/15/01)

      4,900       County of Jefferson, Insured Hospital Revenue Bonds,                 10/02 at 102           AAA       5,112,611
                    Series 1992 (Alliant Health System, Inc Project),
                    6.436%, 10/01/14 (Pre-refunded to 10/29/02)

        815       Kenton County School District Finance Corporation, School            12/01 at 102        Aa3***         852,400
                    Building Revenue Bonds, Series 1991, 6.800%, 12/01/11
                    (Pre-refunded to 12/01/01)

                  Kentucky Development Finance Authority, Hospital Facilities
                  Revenue Bonds, Series 199lA (St. Luke Hospital, Inc.):
      2,000         7,000%, 10/01/11 (Pre-refunded to 10/01/01)                        10/01 at 102           AAA       2,093,680
      9,070         7,000%, 10/01/21 (Pre-refunded to 10/01/01)                        10/01 at 102           AAA       9,494,839

        600       Kentucky Infrastructure Authority, Infrastructure Revolving           6/05 at 102        AA-***         641,484
                    Fund Program Revenue Bonds, 1995 Series J, 6.375%, 6/01/14
                    (Pre-refunded to 6/01/05)

      2,075       Kentucky State Property and Buildings Commission, Revenue Bonds,      9/04 at 102        Aa3***       2,174,393
                    Project No. 56, 6.000%, 9/01/14 (Pre-refunded to 9/01/04)

        250       Laurel County School District Finance Corporation, School             3/01 at 102         A+***         259,045
                    Building Revenue Bonds, 7.000%, 3/01/10 (Pre-refunded to
                    3/01/01)

      1,000       Lawrence County School District Finance Corporation, School          11/04 at 102        Aa3***       1,078,200
                    Building Revenue Bonds, Series 1994, 6.750%, 11/01/14
                    (Pre-refunded to 11/01/04)

                  Lexington -Fayette Urban County Government, Governmental Project
                  Revenue Bonds, Series 1994 (University of Kentucky Alumini
                  Association, Inc. - Commonwealth Library Project):
      3,195         6.750%, 11/01/17 (Pre-refunded to 11/01/04)                        11/04 at 102           AAA       3,456,734
      4,320         6.750%, 11/01/24 (Pre-refunded to 11/01/04)                        11/04 at 102           AAA       4,673,894

                         ____

                Portfolio of Investments

                May 31, 2000

   Principal                                                                           Optional Call                       Market
Amount (000)    Description                                                             Provisions*     Ratings**           Value
----------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed (continued)

    $  2,790    The City of Louisville Parking Authority of River City                   6/01 at 103         A***     $ 2,928,245
                  (PARC), Inc., First Mortgage Revenue Bonds, Series
                  1991, 6.875%, 12/01/20 (Pre-refunded to 6/01/01)

                Montgomery County School District Finance Corporation,
                School Building Revenue Bonds, Series 1991:
         305      6.800%, 6/01/09 (Pre-refunded to 6/01/01)                              6/01 at 102       Aa3***         316,980
         325      6.800%, 6/01/10 (Pre-refunded to 6/01/01)                              6/01 at 102       Aa3***         337,766
         350      6.800%, 6/01/11 (Pre-refunded to 6/01/01)                              6/01 at 102       Aa3***         363,748

       2,000    Northern Kentucky University, Certificates of Participation,             1/01 at 102          AAA       2,068,940
                  Student Housing Facilities, Series 1991, 7.250%, 1/01/12
                  (Pre-funded to 1/01/01)

       1,230    Perry County School District Finance Corporation, School Building        7/02 at 102       Aa3***       1,281,820
                  Revenue Bonds, Series 1992, 6.250%, 7/01/11 (Pre-refunded to
                  7/01/02)

       2,800    City of Russell, Health System Refunding Revenue Bonds, Our Lady of      1/10 at 100      Baa2***       2,786,476
                  Bellefonte Hospital Issue, Series 1997 (Franciscan Health
                  Partnership, Inc.), 5.500%, 7/01/15 (Pre-refunded to 1/01/10)

       1,990    Western Kentucky University, Housing and Dining System Revenue          12/00 at 102          AAA       2,056,665
                  Bonds, Series 1990L, 7.400%, 12/01/10 (Pre-refunded to 12/01/00)

         940    Western Kentucky University, Consolidated Educational Building          11/00 at 102          AAA         969,384
                  Revenue Bonds, Series 1990J, 7.400%, 5/01/10 (Pre-refunded to
                  11/01/00)
-----------------------------------------------------------------------------------------------------------------------------------
                Utilities - 9.3%

       7,000    County of Boone, Collateralized Pollution Control Revenue Refunding      1/04 at 102          AAA       6,457,500
                  Bonds, 1994 Series A (The Cincinnati Gas and Electric Company
                  Project), 5.500%, 1/01/24

       5,030    County of Carroll, Collateralized Pollution Control Revenue Bonds        2/02 at 102           A1       4,958,121
                  (Kentucky Utilities Company Project), 1992 Series B, 6.250%,
                  2/01/18

       1,750    County of Jefferson, Pollution Control Revenue Bonds, 1995 Series A      4/05 at 102           A1       1,642,498
                  (Louisville Gas and Electric Company Project), 5.900%,
                  4/15/23

       1,250    Mercer County, Collateralized Pollution Control Revenue Bonds            2/02 at 102           A1       1,255,338
                  (Kentucky Utilities Company Project), Series 1992A, 6.250%,
                  2/01/18

                Owensboro, Kentucky, Electric Light and Power Revenue Bonds,
                Series 1991B:
       7,100      0.000%, 1/01/11                                                       No Opt. Call          AAA       3,900,740
       6,475      0.000%, 1/01/12                                                       No Opt. Call          AAA       3,331,517
       7,900      0.000%, 1/01/17                                                       No Opt. Call          AAA       2,916,522
      13,300      0.000%, 1/01/18                                                       No Opt. Call          AAA       4,592,357
       5,100      0.000%, 1/01/19                                                       No Opt. Call          AAA       1,648,677
       4,725      0.000%, 1/01/20                                                       No Opt. Call          AAA       1,429,218

         400    City of Owensboro, Electric Light and Power System Revenue Bonds,       No Opt. Call          AAA         331,052
                  Series 1993A, 0.000%, 1/01/04 (Alternative Minimum Tax)

       3,000    Puerto Rico Electric Power Authority, Power Revenue Bonds,               7/04 at 102         BBB+       3,032,520
                  Series T, 6.000%, 7/01/16

       4,795    Trimble County, Pollution Control Revenue Bonds (Louisville             11/00 at 102           A1       4,931,897
                  Electric Company), Series 1990A, 7.625%, 11/01/20
                  (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 5.6%

       1,405    Christian County Water District, Waterworks Revenue Bonds, Series       10/09 at 101          Aaa       1,403,567
                  1999, 6.000%, 1/01/30

         625    City of Danville, Multi-City Lease Revenue Bonds (City of               12/01 at 103          AAA         656,213
                  Radcliff), Sewer System Revenue Project, Fixed Rate Series
                  1991-B, 6.875%, 3/01/19 (Optional put 12/01/10)

       1,750    City of Henderson, Water and Sewer Revenue and Refunding Bonds,         11/04 at 103          AAA       1,832,110
                  Series of 1994A, 6.100%, 11/01/14

         500    Kentucky Infrastructure Authority, Infrastructure Revolving              6/01 at 102          Aa3         518,345
                  Fund Program Revenue Bonds, 1991 Series E, 6.500%, 6/01/11

                Kentucky Infrastructure Authority, Infrastructure Revolving Fund
                Program Revenue Bonds, 1995 Series J:
         440      6.300%, 6/01/10                                                        6/05 at 102          AA-         468,983
         360      6.350%, 6/01/11                                                        6/05 at 102          AA-         384,498

____
18


  Principal                                                                         Optional Call                        Market
Amount (000)     Description                                                          Provisions*       Ratings**         Value
-----------------------------------------------------------------------------------------------------------------------------------
                 Water and Sewer (continued)

                 Kentucky Infrastructure Authority, Governmental Agencies Program
                 Revenue Bonds, 1995 Series G:
  $     420        6.300%, 8/01/10                                                    8/05 at 102             A     $      437,749
        445        6.350%, 8/01/11                                                    8/05 at 102             A            467,246
        825        6.375%, 8/01/14                                                    8/05 at 102             A            871,448

                 Louisville and Jefferson County Metropolitan Sewer District,
                 Sewer and Drainage System Revenue Bonds, Series 1994A:
      2,720        6.750%, 5/15/19                                                   11/04 at 102            MA          2,944,210
      2,070        6.500%, 5/15/24                                                   11/04 at 102           AAA          2,220,220
      2,500        6.750%, 5115125                                                   11/04 at 102           AAA          2,706,075

      3,865      Louisville and Jefferson County Metropolitan Sewer                   2/05 at 102           Aaa          3,571,953
                   District, Sewer and Drainage System Revenue Bonds,
                   Series 1996A, 5.400%, 5/15/22

      6,000      Louisville and Jefferson County Metropolitan Sewer                  11/07 at 101           AAA          5,539,020
                   District, Sewer and Drainage System Revenue Bonds,
                   Series 1997B, 5.350%, 5/15/22

        500      Paducah, Kentucky, Waterworks Revenue Refunding Bonds,               7/01 at 102           AAA            520,111
                   Series 1991, 6.700%, 7/01/09
 ----------------------------------------------------------------------------------------------------------------------------------
  $ 485,795      Total Investments (cost $436,847,994) - 98.2%                                                         428,400,986
===========------------------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - 1.8%                                                                    7,715,143
                 ------------------------------------------------------------------------------------------------------------------
                 Net Assets - 100%                                                                                  $  436,116,129
                 ==================================================================================================================


* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings (not covered by the report of independent public accountants):
     Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

____
19

                 Portfolio of Investments

                 Nuveen Flagship Michigan Municipal Bond Fund
                 May 31, 2000

   Principal                                                                         Optional Call                        Market
Amount (000)   Description                                                             Provisions*      Ratings**          Value
--------------------------------------------------------------------------------------------------------------------------------
               Basic Materials - 2.5%

  $  7,500     The Economic Development Corporation of Dickinson County,             10/03 at 102       Baa1        $  6,883,725
                 Pollution Control Refunding Revenue Bonds (Champion
                 International Corporation Project), Series 1993, 5.850%,
                 10/01/18
 -------------------------------------------------------------------------------------------------------------------------------
               Capital Goods - 0.3%

     1,055     Michigan Strategic Fund, limited Obligation Revenue Bonds             12/03 at 102        BBB             956,980
                 (WMX Technologies, Inc. Project), Series 1993, 6.000%,
                 12/01/13 (Alternative Minimum Tax)
 -------------------------------------------------------------------------------------------------------------------------------
               Consumer Cyclicals - 3.0%

     2,500     Michigan Strategic Fund, Limited Obligation Refunding Revenue         No Opt. Call          A           2,718,575
                 Bonds, Series 1991A, 7.100%, 2/01/06

     3,000     Michigan Strategic Fund, Multi-Modal Interchangeable Rate              9/05 at 102          A           2,974,050
                 Pollution Control Refunding Revenue Bonds (General Motors
                 Corporation), Series 1995, 6.200%, 9/01/20

     2,650     Michigan Strategic Fund, Limited Obligation Revenue Bonds             No Opt. Call         A-           2,468,793
                 (Worthington Armstrong Venture Project), Series 1997,
                 5.750%, 10/01/22 (Alternative Minimum Tax)
 -------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 0.6%

     1,800     Board of Regents of Eastern Michigan University, General Revenue      12/06 at 101        AAA           1,664,838
                 Bonds, Series 1997, 5.500%, 6/01/27
 -------------------------------------------------------------------------------------------------------------------------------
               Healthcare - 15.5%

       500     City of Farmington Hills Hospital Finance Authority, Hospital          2/02 at 102        AAA             521,975
                 Revenue Bonds (Botsford General Hospital), Series 1992A,
                 6.500%, 2/15/11

               City of Flint Hospital Building Authority, Revenue Rental Bonds,
                 Series 1998B (Hurley Medical Center):

     1,000       5.375%, 7/01/18                                                      7/08 at 101       Baa1             756,290
     1,000       5.375%, 7/01/28                                                      7/08 at 101       Baa1             701,760

       160     County of Grand Traverse Hospital Finance Authority, Hospital          7/02 at 102        AAA             160,645
                 Revenue Refunding Bonds (Munson Healthcare Obligated Group),
                 Series 1992A, 6.250%, 7/01/22

     1,290     Kent Hospital Finance Authority, Hospital Revenue Refunding Bonds     11/01 at 102        AAA           1,329,203
                 (Pine Rest Christian Hospital), Series 1992, 6.500%, 11/01/10

     3,530     Lake View Community Hospital Authority, Hospital Revenue Refunding     2/07 at 101        N/R           3,103,188
                 Bonds, Series 1997, 6.250%, 2/15/13

     6,500     Michigan State Hospital Finance Authority, Revenue and Refunding       8/03 at 102       BBB-           5,670,470
                 Bonds (The Detroit Medical Center Obligated Group), Series
                 1993A, 6.500%, 8/15/18

     1,000     Michigan State Hospital Finance Authority, Hospital Revenue           11/01 at 102        AAA           1,030,730
                 Refunding Bonds (Sparrow Obligated Group), Series 1991,
                 6.500%, 11/15/11

     2,920     Michigan State Hospital Finance Authority, Hospital Revenue and        8/04 at 102       BBB-           2,193,154
                 Refunding Bonds (The Detroit Medical Center Obligated Group),
                 Series 1993B, 5.500%, 8/15/23

     1,000     Michigan State Hospital Finance Authority, Hospital Revenue and        1/05 at 102         A+             984,800
                 Refunding Bonds (Otsego Memorial Hospital, Gaylord, Michigan),
                 Series 1995, 6.125%, 1/01/15

     5,000     Michigan State Hospital Finance Authority, Revenue Bonds (Ascension   11/09 at 101         AA           4,752,350
                 Health Credit Group), Series 1999A, 6.125%, 11/15/26

     1,000     Michigan State Hospital Finance Authority, Hospital Revenue           No Opt. Call        BBB             972,260
                 Refunding Bonds (Gratiot Community Hospital, Alma, Michigan),
                 Series 1995, 6.100%, 10/01/07

     1,000     Michigan State Hospital Finance Authority, Hospital Revenue Bonds     10/06 at 102        BBB             841,870
                 (Michigan Community Hospital), Series 1996, 6.250%, 10/01/27

     2,000     Michigan State Hospital Finance Authority, Hospital Revenue Refunding  8/07 at 101        AA-           1,856,020
                 Bonds (Mercy Health Services), Series 1997S, 5.500%, 8/15/20

____
20

Principal                                                                                   Optional Call                 Market
Amount (000)  Description                                                                    Provisions*    Ratings**     Value
------------------------------------------------------------------------------------------------------------------------------------
              Healthcare (continued)

$  1,975      Michigan State Hospital Finance Authority, Hospital Revenue and                 5/08 at 101       BBB     $  1,548,084
              Refunding Bonds (Hackley Hospital Obligated Group), Series 1998A,
              5.375%, 5/15/19

   1,250      Michigan State Hospital Finance Authority, Hospital Revenue Bonds
              (The Detroit Medical Center Obligated Group), Series 1998A. 5.250%, 8/15/28     8/O8 at 101      BBB-          877,163

   2,200      Michigan State Hospital Finance Authority, Hospital Revenue Bonds
               (Henry Ford Health System), Series 1999A, 6.000%, 11/15/24                    11/09 at 101       AA-        2,077,636

              Pontiac Hospital Finance Authority, Hospital Revenue Refunding Bonds
               (NOMC Obligated Group), Series 1993:
   3,000       6.000%, 8/01/18                                                                8/03 at 102      BBB-        2,508,990
   5,165       6.000%, 8/01/23                                                                8/03 at 102      BBB-        4,181,946

   6,645      Royal Oak Hospital Finance Authority, Hospital Revenue Refunding                1/O6 at 102       AAA        5,944,816
               Bonds (William Beaumont Hospital), Series 19961, 5.250% 1/01/20

     500      City of Saginaw Hospital Finance Authority (St. Luke's Hospital),               7/01 at 102       AAA          517,975
               Hospital Revenue Refunding Bonds, Series 1991 C, 6.750%, 7/01/17
------------------------------------------------------------------------------------------------------------------------------------
              Housing/Multifamily - 4.8%

     425      Grand Rapids Housing Corporation, Multifamily Revenue Refunding                 1/O4 at 104       AAA          437,321
               Bonds, Series 1992 (FHA-Insured Mortgage Loan - Section 8 Assisted
               Elderly Project), 7.375%, 7/15/41

     750      Grand Rapids Housing Finance Authority, Multifamily Housing                     9/04 at 100       AAA          805,470
               Refunding Revenue Bonds, Series 1990A (Fannie Mae Collateralized),
               7.625%, 9/01/23

   1,190      Michigan State Housing Development Authority, Limited Obligation                4/05 at 102       Aaa        1,222,154
               Multifamily Revenue Refunding Bonds, Series 1995A (GNMA
               Collateralized Program - Parc Pointe Apartments), 6.500%, 10/01/15

   6,000      Michigan State Housing Development Authority, Section 8 Assisted               No Opt. Call       AA-        1,642,080
               Mortgage Revenue Bonds, Series 19831, 0.000%, 4/01/14

   5,000      Michigan State Housing Development Authority, Rental Housing Revenue            4/01 at 102       AA-        5,163,700
               Bonds, 1990
               Series B, 7.550%, 4/01/23

     190      Michigan State Housing Development Authority, Rental Housing Revenue            1/O2 at 102       AA-          196,764
               Bonds, 1991
               Series B, 7.100%, 4/01/21

     400      Michigan State Housing Development Authority, Rental Housing Revenue           10/O2 at 102       AA-          411,744
               Bonds, 1992
               Series A, 6.650%, 4/01/23

   1,000      Michigan State Housing Development Authority, Rental Housing Revenue            6/05 at 102       AAA        1,010,750
               Bonds, 1995
               Series B, 6.150%, 10/01/15

   2,500      Michigan State Housing Development Authority, Rental Housing Revenue            4/09 at 101       AAA        2,117,150
               Bonds, 1999
               Series A, 5.300%, 10/01/37 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
              Housing/Sing1e Family - 3.3%

     720      Michigan State Housing Development Authority, Single Family Mortgage            6/00 at 102       AA+          730,346
               Revenue Bonds.
               Series 1990A, 7.500%, 6/01/15

   2,000      Michigan State Housing Development Authority, Single Family Mortgage            6/10 at 101       AAA        2,010,300
               Revenue Bonds, 1999B-1.
               6.300%, 12/01/20 (Alternative Minimum Tax) (WI)

   1,870      Michigan State Housing Development Authority, Single Family Mortgage            6/04 at 102       AA+        1,833,838
               Revenue Bonds,
               Series 1994A, 6.450%, 12/01/14

   3,930      Michigan State Housing Development Authority, Single Family                    12/04 at 102       AA+        3,930,629
               Mortgage Revenue Refunding Bonds,
               Series 1994C, 6.500%, 6/01/16

     375      Michigan State Housing Development Authority, Single Family                     6/05 at 102       AA+          380,175
               Mortgage Revenue Bonds, 1995 Series A, 6.800%, 12/01/16

____
21

               Portfolio of Investments

               May 31, 2000

    Principal                                                                                 Optional Call                  Market
 Amount (000)  Description                                                                      Provisions*    Ratings**      Value
------------------------------------------------------------------------------------------------------------------------------------
               Long-Term Care - 5.8%

$   2,000      The Economic Development Corporation of the Charter Township of                 7/09 at 101          A     $1,668,140
                 Grand Rapids, Limited Obligation Revenue Bonds (Porter Hills Obligated
                 Group - Cook Valley Estate Project), Series 1999, 5.450%, 7/01/29

    2,500      The Economic Development Corporation of the City of Kalamazoo, Limited          5/07 at 102        BBB      2,131,600
                 Obligation Revenue and Refunding Revenue Bonds (Friendship Village of
                 Kalamazoo), Series 1997A, 6.250%, 5/15/27

               Michigan State Hospital Finance Authority, Revenue Bonds (Presbyterian
               Villages of Michigan Obligated Group), Series 1997:
      600        6.375%, 1/01/15                                                               1/07 at 102        N/R        548,388
    1,200        6.500%, 1/01/25                                                               7/05 at 102        N/R      1,065,468
      500        6.375%, 1/01/25                                                               1/07 at 102        N/R        437,485

               Michigan Strategic Fund, Limited Obligation Revenue Bonds (Porter Hills
               Presbyterian Village, Inc. Project), Series 1998:
      400        5.300%, 7/01/18                                                               7/08 at 101          A        342.712
    2,675        5.375%, 7/01/28                                                               7/08 at 101          A      2,203,986

    2,000      Michigan Strategic Fund, Limited Obligation Revenue and Refunding Revenue      11/08 at 101        N/R      1,493,360
                 Bonds, Series 1998 (Holland Home), 5.750%, 11/15/28

    7,110      Michigan Strategic Fund, Limited Obligation Revenue Bonds (Clark Retirement     6/08 at 100        BBB+     5,623,655
                 Community, Inc. Project), Series 1998, 5.250%, 6/01/18

      250      The Economic Development Corporation of the City of Warren, Nursing Home
                 Revenue Refunding Bonds (GNMA Mortgage-Backed - Autumn Woods Project),        3/02 at 101        Aaa        251,810
                 Series 1992, 6.900%, 12/20/22
------------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 20.9%

    1,100      School District of the City of Birmingham, County of Oakland, School           11/07 at 100        AAA        961,488
                 Building and Site Bonds, Series 1998, 5.000%, 11/01/20

    3,455      Charlotte Public Schools, County of Easton, 1999 School Building and Site       5/09 at 100        AAA      3,079,096
                 Bonds (General Obligation - Unlimited Tax), 5.250%, 5/01/25

    3,500      Clarkston Community Schools, County of Oakland, 1997 School Building and        5/07 at 100        AAA      3,145,100
                 Site Bonds (General Obligation - Unlimited Tax), 5.250%, 5/01/23

    1,800      Coopersville Area Public Schools, Counties of Ottawa and Muskegon, 1999         5/09 at 100        AAA      1,522,782
                 School Building and Site Bonds (General Obligation - Unlimited Tax),
                 5.000%, 5/01/29

    2,520      City of Detroit, Michigan, General Obligation Bonds (Unlimited Tax), Series     4/10 at 101        AAA      2,402,820
                 1999-B. 5.500%, 4/01/18

    9,410      School District of the City of Detroit, County of Wayne, School Building        5/09 at 101        AAA      7,621,724
                 and Site Improvement Bonds (Unlimited Tax - General Obligation), Series
                 1998A, 4.750%, 5/01/28

    2,430      School District of the City of Garden City, County of Wayne, 1994 Refunding     5/04 at 101        AAA      2,531,112
                 Bonds (General Obligation - Unlimited Tax), 6.400%, 5/01/11

    5,600      Grand Ledge Public Schools, Counties of Eaton, Clinton and Ionia, 1995          5/05 at 102        AAA      5,082,448
                 Refunding Bonds, 5.375%, 5/01/24

    2,000      Jonesville Community Schools, Counties of Hillsdale and Jackson, 1999           5/09 at 100        AAA      1,919,720
                 School Building and Site Bonds (General Obligation - Unlimited Tax),
                 5.750%, 5/01/29

    1,425      City of Kalamazoo Building Authority, County of Kalamazoo, 1999 Building       10/09 at 100        AAA      1,310,330
                 Authority Bonds, 5.375%, 10/01/22

    2,700      Livonia Public School District, County of Wayne, 1992 School Building           No Opt. Call       AAA      1,745,037
                 and Site Bonds Series II (General Obligation - Unlimited Tax), 0.000%,
                 5/01/08

____
22

Principal                                                                                 Optional Call                  Market
Amount (000)   Description                                                                 Provisions*     Ratings**     Value
------------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General (continued)

$   2,000      Macomb Township Building Authority, County of Macomb, 2000                    4/08 at 101      AAA        $ 1,992,660
                 Building Authority Bonds, 6.000%, 4/01/27

    2,800      Michigan Municipal Bond Authority, Local Government Loan                     No Opt. Call      AAA          1,797,516
                 Program Revenue Bonds, Series 1991C, Group A, 0.000%, 6/15/08

    2,775      Milan Area Schools, Counties of Washtenaw and Monroe, 2000                    5/10 at 100      AAA          2,721,665
                 School Building and Site Bonds (General Obligation - Unlimited
                 Tax), Series A and B, 5.750%, 5/01/20

               Okemos Public Schools, County of Ingham, 1993 Refunding Bonds:
    1,000        0.000%, 5/01/17                                                            No Opt. Call      AAA            361,270
    1,020        0.000%, 5/01/18                                                            No Opt. Call      AAA            344,566

    1,500      Portage Lake Water and Sewage Authority, Houghton County, General            10/05 at 102      AAA          1,521,960
                 Obligation - Limited Tax Refunding Bonds, 6.200%, 10/01/20

    1,215      Potterville Public Schools, County of Easton, 1999 School Building            5/09 at 100      AAA          1,186,095
                 and Site Bonds (General Obligation - Unlimited Tax), 5.750%, 5/01/20

      500      Redford Union Schools, District No. 1 County of Wayne, 1997 Refunding        No Opt. Call      AAA            435,875
                 Bonds (General Obligation - Unlimited Tax), 5.000%, 5/01/22

      750      South Lyon Community Schools, Counties of Oakland, Washtenaw and              5/01 at 102      AA+            766,845
                 Livingston, 1991 Refunding Bonds (General Obligation - Unlimited Tax),
                 6.250%, 5/01/14

    2,470      Waterford School District, County of Oakland, School District Bonds,          6/04 at 101      AAA          2,604,516
                 Series 1995 (General Obligation - Unlimited Tax), 6.375%, 6/01/14

    5,000      Wayland Union School District, Counties of Allegan, Barry and Kent,           5/05 at 101      AAA          5,282,700
                 1994 School and Building Site Bonds (General Obligation - Unlimited
                 Tax), 6.250%, 5/01/14

    3,270      West Ottawa Public Schools, County of Ottawa, 1992 Refunding Bonds           No Opt. Call      AAA          1,181,353
                 (General Obligation - Unlimited Tax), 0.000%, 5/01/17

    1,000      Western Townships Utilities Authority, Sewage Disposal System Refunding       1/02 at 100      AAA          1,019,000
                 Bonds, Series 1991, 6.500%, 1/01/10

    5,175      Williamston Community School District, General Obligation - Unlimited        No Opt. Call      AAA          4,883,751
                 Tax, Series 1996 (Q-SBLF), 5.500%, 5/01/25
------------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 16.4%

    2,000      City of Detroit Building Authority, Revenue Bonds (District Court             2/07 at 101        A          2,013,740
                 Madison Center), Series A, 6.150%, 2/01/11

    3,705      City of Detroit Downtown Development Authority, Tax Increment Refunding       7/08 at 100      AAA          3,031,727
                 Bonds (Development Area No. 1 Projects), Series 1998A 4.750%, 7/01/25

   15,460      Detroit/Wayne County Stadium Authority, Building Authority (Stadium)          2/07 at 102      AAA         13,745,641
                 Bonds, Series 1997 (Wayne County Limited Tax - General Obligation),
                 5.250%, 2/01/27

               Downtown Development Authority of the City of Grand Rapids, Tax
               Increment Revenue Bonds, Series 1994:
    3,985        0.000%, 6/01/17                                                            No Opt. Call      AAA          1,432,448
    3,495        0.000%, 6/01/18                                                            No Opt. Call      AAA          1,174,704
    1,650        6.875%, 6/01/24                                                             6/04 at 102      AAA          1,763,487

      250      Michigan Municipal Bond Authority, State Revolving Fund Revenue Bonds,       12/01 at 100      AAA            233,545
                 Series 1992A. 4.750%, 12/01/09

    1,500      Michigan Municipal Bond Authority, State Revolving Fund Revenue Bonds,       10/09 at 100      AA+          1,255,770
                 Drinking Water Revolving Fund Revenue Bonds, Series 1998, 4.750%,
                 10/01/20

               Michigan State Building Authority, 1991 Revenue Refunding Bonds, Series I:
    1,000        6.750%, 10/01/11                                                           10/01 at 102       AA          1,039,820
    5,000        6.250%, 10/01/20                                                           10/01 at 102       AA          5,045,000

    7,585      Michigan State Building Authority, 1991 Revenue Bonds, Series II,            10/01 at 102       AA          7,653,265
                 6.250%, 10/01/20

    6,000      The House of Representatives of the State of Michigan, Certificates of       No Opt. Call      AAA          1,400,220
                 Participation, 0.000%, 8/15/23

    2,260      Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds,  7/02 at 101 1/2        A          2,352,909
                 1992 Series V, 6.625%, 7/01/12

____
23

           Portfolio of Investments

           May 31, 2000

   Principal                                                                         Optional Call                      Market
Amount (000)     Description                                                          Provisions*        Ratings**      Value
------------------------------------------------------------------------------------------------------------------------------------
                 Tax Obligation/Limited (continued)

$         2,000  Puerto Rico Highway and Transportation Authority,
                   Transportation Revenue Bonds,
                   Series A, 5.000%, 7/01/38                                           7/08 at 101       A             $1,651,880

          1.085  Romulus Tax Increment Finance Authority, Wayne
                   County (Limited Obligation Revenue Bonds),
                   1994 Development Bonds, 6.750%, 11/01/19                           11/06 at 100       N/R            1,122,498
 -----------------------------------------------------------------------------------------------------------------------------------
                 Transportation - 0.9%

            250  Capital Region Airport Authority (Lansing,
                   Michigan), Airport Revenue Bonds, Series 1992,
                   6.700%, 7/01/21 (Alternative Minimum Tax)                           7/02 at 102       AAA              260,708

          2,500  Charter County of Wayne, Detroit Metropolitan
                    Wayne County Airport Revenue Bonds,
                    Series 1998A, 5.000%, 12/01/22
                    (Alternative Minimum Tax)                                         12/08 at 101       AAA            2,113,225
 -----------------------------------------------------------------------------------------------------------------------------------
                 U.S. Guaranteed - 12.0%

          1.000  City of Battle Creek, County of Calhoun, Battle
                   Creek Downtown Development Authority, 1994
                   Development Bonds, 7.600%, 5/01/16 (Pre-
                   refunded to 5/01/04)                                                5/04 at 102       N/R***         1,099,310

          1,800  City of Battle Creek, County of Calhoun, Tax
                   Increment Finance Authority, 1994 Development Bonds,
                   7.400%, 5/01/16 (Pre-refunded to 5/01/04)                           5/04 at 102       A-***          1,969,506

            750  City of Detroit, Michigan, General Obligation Bonds                   4/01 at 102       AAA              784,890
                   (Unlimited Tax), Series 1991, 8.000%, 4/01/11
                   (Pre-refunded to 4/01/01)

          1,650  School District of the City of Detroit, Wayne County,                 5/01 at 102       AA+***         1,717,980
                   School Building and Site Bonds, (Unlimited Tax -
                   General Obligation), Series 1991, 7.150%, 5/01/11
                   (Pre-refunded to 5/01/01)

          5,700  City of Detroit Downtown Development Authority, Tax Increment         7/06 at 102       N/R***         6,068,733
                    Refunding Bonds (Development Area No. 1 Projects), Series
                    1996C, 6.250%, 7/01/25 (Pre-refunded to 7/01/06)

          2,000  City of Detroit, Michigan, Water Supply System Revenue                7/00 at 102       AAA            2,044,260
                   Bonds, Series 1990, 7.250%, 7/01/20 (Pre-funded to 7/01/00)

            500  City of Farmington Hills Hospital Finance Authority, Hospital         2/02 at 102       AAA              521,975
                   Revenue Bonds (Botsford General Hospital), Series 1992A,
                   6.500%, 2/15/22 (Pre-refunded to 2/15/02)

            750  City of Hudsonville Building Authority, County of Ottawa,            10/02 at 102       AAA              790,530
                   Building Authority Refunding Bonds, Series 1992, 6.600%,
                   10/01/17 (Pre-refunded to 10/01/02)

          2,000  Huron Valley School District, Counties of Oakland and Livingston,     5/01 at 102       N/R***         2,080,040
                   1991 School Building and Site Bonds, 7.100%, 5/01/08
                   (Pre-refunded to 5/01/01)

          4,000  Lake Orion Community School District, County of Oakland, 1994         5/05 at 101       AAA            4,353,280
                   Refunding Bonds (General Obligation - Unlimited Tax), 7.000%,
                   5/01/15 (Pre-refunded to 5/01/05)

          3,000  Michigan Higher Education Facilities Authority, Limited               5/01 at 103       N/R***         3,156,840
                   Obligation, Aquinas College Project, 7.350%, 5/01/11
                   (Pre-refunded to 5/01/01)

            555  Michigan Municipal Bond Authority, State Revolving Fund              10/02 at 102       AA+***           584,487
                   Revenue Bonds, Series 1992A, 6.600%, 10/01/18
                   (Pre-refunded to 10/01/02)

                 Michigan Municipal Bond Authority, State Revolving Fund Revenue
                   Bonds, Series 1994:
          1,000    6.500%, 10/01/14 (Pre-refunded to 10/01/04)                        10/04 at 102       AA+***         1,068,400
          1,000    6.500%, 10/01/17 (Pre-refunded to 10/01/04)                        10/04 at 102       AA+***         1,068,400

            500  Michigan State Hospital Finance Authority, Hospital Revenue          12/02 at 102       AAA              531,135
                   Bonds (MidMichigan Obligated Group), Series 1992, 6.900%,
                   12/01/24 (Pre-refunded to 12/01/02)

            800  Michigan State Hospital Finance Authority, Sisters of Mercy           2/01 at 102       AAA              829,464
                   Health Corporation, Series J, 7.200%, 2/15/01
                   (Pre-refunded to 2/l5/18)

          1,000  Michigan State Hospital Finance Authority, Hospital Revenue          11/0l at 102       Aa2***         1,047,280
                   Bonds (Daughters of Charity National Health System-
                   Providence Hospital), Series 1991, 7.000%, 11/01/21)
                   (Pre-refunded to 11/01/01)

          1,000  Oakland County Economic Development Corporation, Limited             11/04 at 102       Aaa            1,086,710
                   Obligation Revenue Refunding Bonds, Cranbrook Educational
                   Community, Series C, 6.900%, 11/01/14 (Pre-refunded to
                   11/01/04)

            180  Saginaw-Midland Municipal Water Supply Corporation, Water             9/04 at 102       A2***            194,384
                   Supply Revenue Bonds (Limited Tax - General Obligation),
                   Series 1992, 6.875%, 9/01/16 (Pre-refunded to 9/01/04)

          7,000  Vicksburg Community Schools, Counties of Kalamazoo and                5/06 at 37 1/4    AAA            1,894,340
                   St. Joseph, 1991 School Building and Site Bonds, 0.000%,
                   5/01/20 (Pre-refunded to 5/01/06)

____
24

   Principal                                                                             Optional Call                       Market
Amount (000)    Description                                                                Provisions*     Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                Utilities - 3.9%

   $     400    Michigan Public Power Agency, Belle River Project Refunding Revenue        1/03 at 102         AA-    $     363,820
                  Bonds, 1993 Series A, 5.250%, 1/01/18

       3,000    Michigan State South Central Power Agency, Power Supply System Revenue    11/04 at 102        Baa1        3,134,940
                  Refunding Bonds, 7.000%, 11/01/11

       3,500    Michigan State Strategic Fund, Limited Obligation Revenue Refunding        6/04 at 102         AAA        3,582,075
                  Bonds, Detroit Education Company, Series B, 6.450%, 6/15/24

       1,000    Monroe County Economic Development Corporation, Limited Obligation        No Opt. Call         AAA        1,124,610
                  Revenue Refunding Bonds, Collateralized, Detroit Edison Company,
                  Series AA, 6.950%, 9/01/22

       1,000    County of Monroe, Michigan, Pollution Control Revenue Bonds               No Opt. Call         AAA        1,036,500
                  (The Detroit Edison Company Project), Series A-1994,
                  6.350%, 12/01/04 (Alternative Minimum Tax)

       4,000    Puerto Rico Electric Power Authority, Power Revenue Bonds,                No Opt. Call         AAA        1,488,760
                  Series o, 0.000%, 7/01/17
-----------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 8.4%

                City of Detroit, Michigan, Sewage Disposal System Revenue Refunding
                  Bonds, Series 1995-B:
         500      5.250%, 7/01/15                                                          7/05 at 101         AAA          471,375
      10,500      5.250%, 7/01/21                                                          7/05 at 101         AAA        9,454,200

                City of Detroit, Michigan, Sewage Disposal System Revenue Bonds,
                  Series 1999-A:
       8,000      5.750%, 7/01/26                                                          1/10 at 101         AAA        7,712,000
       2,500      5.875%, 7/01/27                                                          1/10 at 101         AAA        2,448,450

       2,500    City of Detroit, Michigan, Water Supply System Revenue (Senior Lien)       1/10 at 101         AAA        2,410,000
                  Bonds, Series 1999-A, 5.750%, 7/01/26

         500    City of Grand Rapids, Michigan, Sanitary Sewer System Improvement          7/08 at 101         AAA          405,582
                  and Refunding Revenue Bonds, Series 1998A, 4.750%, 1/01/28
-----------------------------------------------------------------------------------------------------------------------------------
   $ 312,450    Total Investments (cost $274,801,093) - 98.3%                                                           269,143,583
============-----------------------------------------------------------------------------------------------------------------------
                Short-Term Investments - 0.6%

   $   1,600    Farmington Hills Hospital Finance Authority (Botsford General                               VMIG-1        1,600,000
============
                  Hospital), Series 1991B, Variable Rate Demand Bonds,
                  4.450%, 2/15/16+
                -------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.1%                                                                      3,000,409
                -------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                     $ 273,743,992
                ===================================================================================================================


* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings (not covered by the report of independent public accountants):
     Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

(WI) Security purchased on a when-issued basis.

  + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

_____
25

                   Portfolio of Investments

                   Nuveen Flagship Ohio Municipal Bond Fund
                   May 31, 2000

   Principal                                                                             Optional Call                      Market
Amount (000)   Description                                                                 Provisions*   Ratings**           Value
----------------------------------------------------------------------------------------------------------------------------------
               Basic Materials - 0.3%

$     1,650    Toledo Lucas County Port Authority, Port Revenue Refunding Bonds,           3/02 at 102        AA-     $  1,725,339
                 Cargill, Inc. Project, 7.250%, 3/01/22
----------------------------------------------------------------------------------------------------------------------------------
               Capital Goods - 0.3%

      1,815    Ohio Water Development Authority, Revenue Bonds, USA Waste                  3/02 at 102       N/R         1,851,155
                 Services, Series 1992, 7.750%, 9/01/07 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
               Consumer Cyclicals - 0.3%

      1,700    City of Moraine, Ohio, Solid Waste Disposal Revenue Bonds                  No Opt. Call         A         1,596,861
                 (General Motors Corporation Project), Series 1999, 5.650%, 7/01/24
                 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 3.3%

      3,500    State of Ohio, Education Loan Revenue Bonds, Series 1997A                   6/07 at 102       AAA         3,387,440
                 (Supplemental Student Loan Program) 1997A1, 5.850%, 12/01/19
                 (Alternative Minimum Tax)

      2,025    Ohio Higher Educational Facility Commission, Higher Educational            12/03 at 102       AAA         2,140,162
                 Facility Mortgage Revenue Bonds (University of Dayton - 1992 Project),
                 6.600%, 12/01/17

      1.200    Ohio Higher Educational Facility Commission, Higher Educational             9/06 at 101       N/R         1,181,688
                 Facility Revenue Bonds (The University of Findlay - 1996 Project),
                 6.125%, 9/01/16

      5,000    Ohio Higher Educational Facility Commission, Revenue Bonds                  5/07 at 102       AAA         4,635,600
                 (Xavier University - 1997 Project), 5.375%, 5/15/22

               Ohio Higher Educational Facility Commission, Case Western Reserve
                 University:
      1,870      7.125%, 10/01/14                                                         10/00 at 102        AA         1,922,379
        750      6,500%, 10/01/20                                                         No Opt. Call        AA           811,200

      4,250    University of Cincinnati, General Receipts Bonds, Series AB,                6/07 at 100       AAA         3,973,495
                 5.375%, 6/01/20

      1,230    Youngstown State University, General Receipts Bonds, 6.000%, 12/15/16      12/04 at 102       AAA         1,295,682
----------------------------------------------------------------------------------------------------------------------------------
               Energy - 0.5%

      2,125    County of Ashtabula, Ohio, Industrial Development Refunding Revenue         5/02 at 102       Baa2        2,179,570
                 Bonds, 1992 Series A (Ashland Oil, Inc. Project), 6.900%, 5/01/10

      1,000    Ohio Air Quality Development Authority, Air Quality Development             4/01 at 102       Baa2        1,031,110
                 Refunding Revenue Bonds, Series 1992 (Ashland Oil, Inc. Project),
                 6.850%, 4/01/10
----------------------------------------------------------------------------------------------------------------------------------
               Healthcare - 16.4%

     10,000    Akron, Bath and Copley Joint Township Hospital District, Hospital          11/09 at 101       Baa1        7,648,000
                 Facilities Revenue Bonds, Series 1998A (Summa Health System Project),
                 5.375%, 11/15/24

      1,250    County of Butler, Ohio, Hospital Facilities Revenue Refunding and           1/02 at 102       Baa1        1,284,450
                 Improvement Bonds, Series 1991 (Fort Hamilton-Hughes Memorial Hospital
                 Center), 7.500%, 1/01/10

               City of Cambridge, Ohio, Hospital Revenue Refunding Bonds, Series 1991
                 (Guernsey Memorial Hospital Project):
        500    8.000%, 12/01/06                                                           12/01 at 102       BBB           520,005
      1,000    8.000%, 12/01/11                                                           12/01 at 102       BBB         1,035,870

     12,000    County of Cuyahoga, Ohio, Hospital Improvement Revenue Bonds,               2/09 at 101         A-       11,077,920
                 Series 1999 (The Metrohealth System Project), 6.125%, 2/15/24

      1,000    County of Cuyahoga, Ohio, Hospital Improvement and Refunding                2/07 at 102       AAA           971,450
                 Revenue Bonds, Series 1997 (The MetroHealth System Project),
                 5.625%, 2/15/17

      2,010    County of Erie, Ohio, Hospital Improvement and Refunding Revenue            1/02 at 102         A         2,078,059
                 Bonds, Series 1992 (Firelands Community Hospital Project),
                 6.750%, 1/01/08

____
26

   Principal                                                                          Optional Call                        Market
Amount (000)     Description                                                           Provisions*       Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                 Healthcare (continued)

                 County of Franklin, Ohio, Hospital Refunding and Improvement
                 Revenue Bonds, 1996 Series A (The Children's Hospital Project):
  $       1,575    5.750%, 11/01/15                                                    11/06 at 101         Aa          $ 1,524,143
          5,275    5.875%, 11/01/25                                                    11/06 at 101         Aa            4,989,200

                 County of Franklin, Ohio, Hospital Revenue Bonds, Holy Cross
                 Health Systems Corporation, Series 1996:
            965    5.800%, 6/01/16                                                      6/06 at 102         AA              952,638
          2,000    5.875%, 6/01/21                                                      6/06 at 102         AA            1,941,360

          1,500  Franklin County, Ohio, Hospital Revenue Refunding Bonds                6/00 at 102        AAA            1,533,120
                   (Holy Cross Health System - Mt. Carmel Health), Series 1990-A,
                   7.625%, 6/01/09

          3,000  County of Franklin, Ohio, Hospital Improvement Revenue Bonds,          5/09 at 102        Aa3            2,483,100
                   Series 1999 (The Children's Hospital Project), 5.200%, 5/01/29

          3,000  County of Hamilton, Ohio, Hospital Facilities Revenue Refunding        1/03 at 102          A            3,061,320
                   Bonds, Series 1992A (Bethesda Hospital, Inc.), 6.250%, 1/01/12

          7,690  County of Lorain, Ohio, Hospital Facilities Revenue and Refunding     11/05 at 102        AAA            6,989,595
                   Bonds, Series 1995 (EMH Regional Medical Center), 5.375%, 11/01/21

          1,000  County of Lucas, Ohio, Hospital Improvement Revenue Bonds,             8/00 at 102        AAA            1,023,570
                   Series 1990A (St. Vincent Medical Center), 6.750%, 8/15/20

          3,000  County of Lucas, Ohio, Hospital Improvement Revenue Bonds, Series      8/02 at 102        AAA            3,132,600
                   1992 (St. Vincent Medical Center), 6.500%, 8/15/12

            500  Mansfield, Ohio, Hospital Improvement Revenue Bonds, Series 1991      12/01 at 102        AAA              519,840
                   (Mansfield General Hospital Project), 6.700%, 12/01/09

          2,000  County of Marion, Ohio, Hospital Refunding and Improvement Revenue     5/06 at 102       BBB+            1,879,920
                   Bonds, Series 1996 (The Community Hospital), 6.375%, 5/15/11

          1,250  Maumee, Ohio, Hospital Facilities Revenue Bonds (St. Luke's           12/04 at 102        AAA            1,248,175
                   Hospital), Series 1994, 5.800%, 12/01/14

          4,405  County of Miami, Ohio, Hospital Facilities Revenue Refunding           5/06 at 102        BBB            3,910,495
                   and Improvement Bonds, Series 1996A (Upper Valley Medical
                   Center), 6.250%, 5/15/16

          4,205  Miami County, Ohio, Hospital Facilities Revenue Refunding and          5/06 at 102        BBB            3,853,672
                   Improvement Bonds (Upper Valley Medical Center), Series 1996C,
                   6.250%, 5/15/13

          4,000  City of Middleburg Heights, Ohio, Hospital Improvement Refunding       8/08 at 102        AAA            3,911,760
                   Revenue Bonds, Series 1995 (Southwest General Health Center
                   Project), 5.625%, 8/15/15

                 County of Montgomery, Ohio, Hospital Facilities Revenue Refunding
                 and Improvement Bonds, Series 1996 (Kettering Medical Center):
          1,500    5.625%, 4/01/16                                                      4/06 at 102        AAA            1,466,085
          7,000    6.250%, 4/01/20                                                     No Opt. Call        AAA            7,304,430

          9,500  County of Montgomery, Ohio, Hospital Facilities Revenue Bonds,         4/10 at 101       BBB+            8,760,045
                   Series 1999 (Kettering Medical Center Network Obligated Group),
                   6.750%, 4/01/22

          2,500  Montgomery County, Ohio, Sisters Charity Health Care, Series 1992A,    5/03 at 101        AAA            2,605,700
                   6.250%, 5/15/08

                 City of Parma, Ohio, Hospital Improvement and Refunding Revenue
                 Bonds, Series 1998 (The Parma Community Hospital Association):
          1,250    5.350%, 11/01/18                                                    11/08 at 101         A-            1,065,250
          5,000    5.375%, 11/01/29                                                    11/08 at 101         A-            4,028,950

          2,750  County of Trumbull, Ohio, Hospital Refunding and Improvement          11/01 at 102        AAA            2,884,283
                   Revenue Bonds, Series 1991 (Trumbell Memorial Hospital
                   Project), Series 1991B, 6.900%, 11/15/12

            750  County of Tuscarawas, Ohio, Hospital Facilities Revenue Bonds,        10/03 at 102       Baa2              675,458
                   Series 1993A (Union Hospital Project), 6.500%, 10/01/21
-----------------------------------------------------------------------------------------------------------------------------------
                 Housing/Multifamily - 6.8%

          1,600  Butler County, Ohio, Multifamily Housing Revenue Bonds, Series 1998    9/08 at 103        N/R            1,440,896
                   (Anthony Wayne Apartments Project), 6.500%, 9/01/30 (Alternative
                   Minimum Tax)

          1,150  County of Clark, Ohio, Multifamily Housing Revenue Bonds (Church of   11/08 at 103        N/R            1,019,671
                 God Retirement Home), Series 1998, 6.250%, 11/01/30 (Alternative
                 Minimum Tax)

          7,800  County of Cuyahoga, Ohio, Multifamily Housing First Mortgage Revenue   6/09 at 102        N/R            7,135,284
                   Bonds, Series 1999A (Village of Euclid Apartments Project), 6.500%,
                   6/01/31

_____
27

             Portfolio of Investments

             May 31, 2000


   Principal                                                                             Optional Call                     Market
Amount (000)            Description                                                        Provisions*      Ratings**       Value
------------------------------------------------------------------------------------------------------------------------------------
                        Housing/Multifamily (continued)

$ 16,105                County of Franklin, Ohio, Mortgage Revenue Bonds,                    10/07 at 103     Aaa       $14,196,074
                          Series 1997 (GNMA Collateralized - Columbus Properties
                          Project), 5.600%, 4/20/39 (Alternative Minimum Tax)

   6,200                Hamilton County, Ohio, Multifamily Housing Revenue Bonds              1/07 at 102     AAA         5,895,952
                          (Huntington Meadows Project), Series 1997, 5.700%,
                          1/01/27 (Alternative Minimum Tax)

   2,705                County of Henry, Ohio, Health Care Facility Revenue Bonds,            8/09 at 102     AAA         2,704,892
                          Series 1999 (GNMA Collateralized - The Alpine Village Project),
                          6.375%, 2/20/41

   1,790                Lucas Northgate Housing Development Corporation, Mortgage Revenue     1/04 at 102     Aaa         1,753,932
                          Refunding Bonds, Series 1999A (FHA-Insured Mortgage Loan -
                          Northgate Apartments, Section 8 Assisted Project),
                          5.950%, 7/01/19

   6,315                Ohio Capital Corporation for Housing, Mortgage Revenue Refunding      2/09 at 102     Aa2         6,128,013
                          Bonds, Series 1999G (FHA-Insured Mortgage Loans -  Section 8
                          Assisted Projects), 5.950%, 2/01/23
-----------------------------------------------------------------------------------------------------------------------------------
                        Housing/Single Family - 7.3%

   4,500                Ohio Housing Finance Agency, Residential Mortgage Revenue             7/09 at 100     Aaa         4,246,020
                          Bonds, 1999 Series C (Mortgage-Backed Securities Program),
                          5.750%, 9/01/30 (Alternative Minimum Tax)

   4,965                Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds,      9/07 at 102     Aaa         4,643,268
                          1996 Series B-3 (Mortgage-Backed Securities Program),
                          5.750%, 9/01/28 (Alternative Minimum Tax)

   4,435                Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds,      9/07 at 102     Aaa         4,108,983
                          Series 1997C, 5.750%, 9/01/28 (Alternative Minimum Tax)

   1,980                Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds,      9/04 at 102     Aaa         2,005,601
                          Series 1994-A1 (GNMA Mortgage-Backed Securities Program),
                           6.100%, 9/01/14

   4,690                Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds,      9/04 at 102     AAA         4,811,893
                          Series 1994B1, 6.375%, 9/01/14

  11,250                Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds,      9/08 at 101     Aaa         9,683,887
                          1999 Series Al (Mortgage-Backed Securities Program),
                          5.250%, 9/01/30 (Alternative Minimum Tax)

  12,795                Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds,      9/07 at 102     Aaa        12,674,215
                          Series 1997A, 6.150%, 3/01/29 (Alternative Minimum Tax)

     350                Ohio Housing Finance Agency, Single Family Mortgage Revenue Bonds     9/00 at 102     AAA           357,966
                          (GNMA Mortgage-Backed Securities Program), 1990 Series D, 7.500%,
                          9/01/13

     190                Ohio Housing Finance Agency, Single Family Mortgage Revenue Bonds     9/01 at 102     AAA           196,572
                          (GNMA Mortgage-Backed Securities Program), 1991 Series D, 7.050%,
                          9/01/36
-----------------------------------------------------------------------------------------------------------------------------------
                        Industrial/Other - 0.4%

   2,775                Cleveland-Cuyahoga County Port Authority, Development Revenue         5/08 at 102     N/R         2,362,025
                          Bonds (Port of Cleveland Bond Fund - Jergens, Inc. Project),
                          Series 1998A, 5.375%, 5/15/18 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                         Long-Term Care - 2.2%

   2,000                Cuyahoga County, Ohio, Industrial Development Refunding Revenue       8/01 at 103     AAA         2,082,540
                          Bonds, Series 1991 (University Health Care Center Project),
                           7.300%, 8/01/11

   1,500                County of Franklin, Ohio, Health Care Facilities Revenue Bonds,       7/03 at 102     N/R         1,314,825
                          Series 1993 (Ohio Presbyterian Retirement Services),
                          6.500%, 7/01/23

   3,120                County of Franklin, Ohio, Health Care Facilities Revenue Bonds,      11/05 at 102      Aa         3,137,254
                          Series 1995 (Heinzerling Foundation), 6.200%, 11/01/20

     630                County of Franklin, Hospital Revenue Refunding Bonds, FHA-Insured     8/00 at 102     N/R           619,876
                          Mortgage Loan (Worthington Christian Village Nursing Home),
                          7.000%, 8/01/16

                        County of Hamilton, Ohio, Health Care Facilities Revenue Bonds,
                          Series 1998A (Twin Towers):
   1,000                  5.125%, 10/01/18                                                   10/08 at 101       A           842,970
   1,250                  5.125%, 10/01/23                                                   10/08 at 101       A         1,019,812

                        County of Marion, Ohio, Health Care Facilities Refunding and
                          Improvement Revenue Bonds, Series 1993 (United Church
                          Homes, Inc. Project):
   1,180                  6.375%, 11/15/10                                                   11/03 at 102    BEB-         1,103,123
     750                  6.300%, 11/15/15                                                   11/03 at 102    BBB-           666,225

   2,090                City of Napoleon, Ohio, Health Care Facilities Mortgage Revenue       9/04 at 102      Aa         2,170,131
                          Refunding Bonds, Series 1994 (The Lutheran Orphans and Old Folks
                          Home Society at Napoleon - FHA-Insured Project), 6.875%, 8/01/23

____
28

   Principal                                                                              Optional Call                   Market
Amount (000)   Description                                                                 Provisions*      Ratings**      Value
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 16.3%

               Adams County/Ohio Valley School District, Counties of Adams and
               Highland, School Improvement Unlimited Tax - General Obligation Bonds,
               Series 1995:
     $ 6,000     7.000%, 12/01/15                                                          No Opt. Call       AAA       $6,841,200
       9,500     5.250%, 12/01/21                                                          12/05 at 102       AAA        8,629,705

       3,955   City of Akron, Ohio, General Obligation Bonds, Various Purpose              12/04 at 102       AAA        4,220,657
                 Improvement Bonds, Series 1994 (Limited Tax), 6.750%, 12/01/14

         600   Anthony Wayne Local School District, Lucas, Wood and Fulton Counties,       No Opt. Call       AAA          275,118
                 School Facilities Construction and Improvement Bonds, 0.000%, 12/01/13

       1,000   Archbold Area Local School District, General Obligation Bonds               12/06 at 102       AAA        1,002,370
                 (Unlimited Tax), Series 1996, 6.000%, 12/01/21

       1,000   Aurora City School District, General Obligation (Unlimited Tax),            12/05 at 102       AAA        1,001,500
                 School Improvement Bonds, Series 1995, 5.800%, 12/01/16

       2,905   Board of Education, Batavia Local School District, County of                12/05 at 102       AAA        3,120,929
                 Clermont, School Improvement Bonds, Series 1995 (Unlimited
                 Tax), 6.300%, 12/01/22

       2,500   Buckeye Valley Local School District, General Obligation (Unlimited         No Opt. Call       AAA        2,799,925
                 Tax), School Improvement Bonds, Series 1995A, 6.850%, 12/01/15

               Chesapeake-Union Exempt Village School District, General Obligation
                 Bonds, Series 1986:
         125     8.500%, 12/01/04                                                          No Opt. Call       N/R          139,166
         125     8.500%, 12/01/05                                                          No Opt. Call       N/R          141,359
         125     8.500%, 12/01/06                                                          No Opt. Call       N/R          143,244
         125     8.500%, 12/01/07                                                          No Opt. Call       N/R          145,004
         125     8.500%, 12/01/08                                                          No Opt. Call       N/R          146,436
         130     8.500%, 12/01/09                                                          No Opt. Call       N/R          153,483

       4,745   City of Cleveland, Ohio, Various Purpose General Obligation Bonds,          11/04 at 102       AAA        5,112,738
                 Series 1994, 6.625%, 11/15/14

         550   County of Columbiana, Ohio, County Jail Facilities Construction             12/O4 at 102        AA          592,840
                 Bonds (General Obligation - Unlimited Tax), 6.600%, 12/01/17

       1,500   City of Columbus, Ohio, General Obligation Refunding Bonds,                  1/O2 at 102       Aaa        1,560,105
                 Series 1992B, 6.500%, 1/01/10

               City of Columbus, Franklin County, General Obligation Bonds:
         590     9.375%, 4/15/06                                                           No Opt. Call       AAA          710,567
         500     9.375%, 4/15/07                                                           No Opt. Call       AAA          615,055

       1,000   County of Cuyahoga, Ohio, General Obligation Various Purpose                No Opt. Call       AA+          980,680
                 Refunding Bonds, Series 1993B (Limited Tax Obligation), 5.250%,
                 10/01/13

       1,345   County of Cuyahoga, Ohio, General Obligation Bonds (Limited Tax             No Opt. Call       AA+        1,332,249
                 Obligation), 5.650%, 5/15/18

         750   City of Defiance, Ohio, Waterworks System Improvement Bonds,                12/04 at 102       AAA          761,235
                 Series 1994, 6.200%, 12/01/20

               Delaware City School District, Delaware County, School Facilities
               Construction and Improvement Bonds (General Obligation - Unlimited
               Tax):
       1,000     0.000%, 12/01/10                                                          No Opt. Call       AAA          557,090
       1,000     0.000%, 12/01/11                                                          No Opt. Call       AAA          522,790

       1,000   Evergreen Local School District, General Obligation (Unlimited Tax),        12/09 at 101       Aaa          957,740
                 School Improvement Bonds, Series 1999, 5.625%, 12/01/24

       1,110   City of Fairborn, Ohio, General Obligation Bonds, Utility Improvement       10/02 at 102       AAA        1,171,328
                 Bonds, Series 1991, 7.000%, 10/01/11

       4,040   County of Franklin, Ohio, Refunding Bonds, Series 1993 (Limited Tax -       12/08 at 102       AAA        3,791,944
               General Obligation Bonds), 5.375%, 12/01/20

       1,575   Garaway Local School District, School Improvement Bonds, Series             12/00 at 102       AAA        1,623,951
                 1990 (General Obligation - Unlimited Tax Bonds), 7.200%, 12/01/14

         620   County of Geauga, Ohio, General Obligation (Limited Tax), Sewer             12/05 at 102       Aa2          667,548
                 District Improvement Bonds (Bainbridge Water Project), 6.850%,
                 12/01/10

       1,000   Grandview Heights City School District, Franklin County, School             12/05 at 101        AA        1,002,390
                 Facilities Construction and Improvement Bonds (General Obligation
                 - Unlimited Tax), 6.100%, 12/01/19

       1,000   Huron County, Ohio, Correctional Facility Bonds (Limited Tax-               12/07 at 102       AAA        1,007,610
                 General Obligation), 5.858%, 12/01/16

____
29

Portfolio of Investments

May 31, 2000

   Principal                                                                           Optional Call                    Market
Amount (000)   Description                                                               Provisions*    Ratings**        Value
------------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General (continued)

     $ 1,200   County of Jefferson, Ohio, Human Services Building                       12/01 at 102      AAA         $  1,254,060
                Construction Bonds, Series 1991 (General Obligation-
                Limited Tax), 6.625%, 12/01/14

       1,885   City of Kent, Ohio, General Obligation (Limited Tax), Sewer              12/02 at 102      Aa3            1,976,366
                System Improvement Refunding Bonds, Series 1992, 6.500%,
                12/01/10

       1,070   Kettering, Ohio, General Obligation (Limited Tax), 6.650%,               12/01 at 102      Aa3            1,113,945
                12/01/12

       1,000   Kettering City School District, General Obligation Bonds                 12/05 at 101      AAA              904,060
                (Unlimited Tax), 5,250%, 12/01/22

         500   Kirtland Local School District, School Improvement Bonds,                 6/00 at 102      N/R              510,920
                Series 1989, General Obligation (Unlimited Tax Bonds),
                7.500%, 12/01/09

       1,000   Lakeview Local School District, General Obligation Bonds,                12/04 at 102      AAA            1,090,430
                6.900%, 12/01/14

       1,440   Lakewood, Ohio, General Obligation Bonds, Series 1995b,                  12/05 at 102      Aa3            1,442,174
                5.750%, 12/01/15

       1,000   Lakota Local School District, County of Butler, School General           12/05 at 100      AAA            1,048,870
                Improvement Unlimited Tax - Obligation Bonds, Series 1994, 6.125%,
                12/01/17

               Logan County, Ohio, General Obligation Bonds:
         155    7.750%, 12/01/02                                                        No Opt. Call        A              164,658
         155    7.750%, 12/01/03                                                        No Opt. Call        A              167,614
         155    7.750%, 12/01/04                                                        No Opt. Call        A              170,560
         155    7.750%, 12/01/05                                                        No Opt. Call        A              173,172
         155    7.750%, 12/01/06                                                        No Opt. Call        A              175,489

       1,000   County of Lucas, Ohio, General Obligation (Limited Tax),                12/02  at 102       A1            1,047,090
                Various Purpose Improvement Bonds, Series 1992, 6.650%, 12/01/12

       1,000   County of Lucas, Ohio, General Obligation (Limited Tax),                12/05  at 102      AAA              963,920
                Various Purpose Improvement Bonds, Series 1995-1, 5.400%,
                12/01/15

       1,000   County of Mahoning, Ohio, General Obligation (Limited Tax),              6/00  at 102      AAA            1,021,950
                Various Purpose Improvement Bonds, Series 1989, 7.200%, 12/01/09

       1,000   City of North Olmsted, Ohio, General Obligation (Limited                12/02  at 102      AAA            1,033,990
                Tax), Various Purpose Bonds, Series 1992, 6.250%, 12/15/12

               North Royalton City School District, School Improvement
                Bonds, Series 1994:
       2,200    6.000%, 12/01/14                                                        12/09 at 102      AAA            2,261,666
       2,400    6.100%, 12/01/19                                                        12/09 at 102      AAA            2,442,288

       1,000   State of Ohio, Full Faith and Credit General Obligation                  No Opt. Call      AA+            1,050,780
                Infrastructure Improvement Bonds,
                Series 1994, 6.000%, 8/01/10

               State of Ohio, Full Faith and Credit General Obligation
                Infrastructure Improvement Bonds, Series 1995:
         750    6.200%, 8/01/13                                                          8/O5 at 102      AA+              796,973
       2,000    6.200%, 8/01/14                                                          8/O5 at 102      AA+            2,125,260

       7,640   State of Ohio, Full Faith and Credit General Obligation                  No Opt. Call      AAA            3,571,242
                Infrastructure Improvement Bonds, Series 1993, 0.000%,
                8/01/13

         500   Olmsted Falls, Ohio, Local School District, General                      12/01 at 102      AAA              525,810
               Obligation Bonds, 7.050%, 12/15/11

       1,750   Pickerington Local School District, Fairfield and Franklin               12/01 at 102       A1            1,824,235
                Counties, General Obligation Bonds (Pickerington Public Library
                Project - Unlimited Tax), 6.750%, 12/01/16

               Pickerington Local School District, General Obligation Bonds:
         500    0.000%, 12/01/11                                                        No Opt. Call      AAA              261,395
         500    0.000%, 12/01/13                                                        No Opt. Call      AAA              229,265

       1,000   Revere Local School District, School Improvement Bonds,                  12/03 at 102      AAA            1,010,470
                Series 1993 (General Obligation - Unlimited Tax Bonds),
                6.000%, 12/01/16

       2,340   City of Stow, Ohio, Safety Center Construction Bonds                     12/05 at 102       A1            2,357,410
                (General Obligation - Limited Tax), 6.200%, 12/01/20

       2,870   City of Strongsville, Ohio, Various Purpose Improvement                  12/06 at 102      Aa3            2,874,736
                Bonds, Series 1996 (General Obligation - Limited Tax),
                5.950%, 12/01/21

         540   Trumbull County, Ohio, General Obligation Sewer Bonds,                   12/04 at 102      AAA              560,574
                Series 1994, 6.200%, 12/01/14

       1,320   Twinsburg City School District, General Obligation Bonds,                12/01 at 102      AAA            1,374,318
                6.700%, 12/01/11

____
30

   Principal                                                             Optional Call                        Market
Amount (000)      Description                                              Provisions+          Ratings**      Value
-----------------------------------------------------------------------------------------------------------------------------------
                  Tax Obligation/General (continued)

                  Upper Arlington City School District, General
                   Obligation Bonds:
  $  1,830         0.000%, 12/01/11                                      No Opt. Call             AAA        $     956,706
     1,870         0.000%, 12/01/12                                      No Opt. Call             AAA              915,085

     1,910        Vandalia, Ohio, General Obligation Bonds,              12/06 at 101             Aa3            1,897,299
                   5.850%, 12/01/21

     1,000        Woodridge Local School District, General               12/04 at 102             AAA            1,005,600
                   Obligation Bonds, 6.000%, 12/01/19

     1,425        Wooster City School District, Wayne County,            12/02 at 102             AAA            1,502,078
                   General Obligation Bonds (Unlimited Tax),
                   School Building Construction and Improvement,
                   6.500%, 12/01/17

       300        Youngstown, Ohio, General Obligation Bonds             12/04 at 102             AAA              308,565
                   (Limited Tax), Series 1994, 6.125%, 12/01/14
 ----------------------------------------------------------------------------------------------------------------------------------
                  Tax Obligation/Limited - 6.9%

       500        County of Athens, Ohio, Community Mental Health         6/01 at 102              A+              516,735
                   Revenue Bonds, 1991 Series I, 6.900%, 6/01/10

     6,000        City of Cleveland, Ohio, Certificates of               11/07 at 102             AAA            5,350,620
                   Participation, Series 1997, Cleveland Stadium
                   Project, 5.250%, 1l/15/27

     1,500        Ohio State Building Authority (Juvenile                 9/04 at 102             AAA            1,612,605
                   Correctional Building), 6.600%, 10/01/14

     1,100        Ohio State Department of Transportation,                4/02 at 102             AAA            1,136,069
                   Certificates of Participation, Panhandle
                   Rail Line Project, Series 1992A, 6.500%, 4/15/12

    27,150        Puerto Rico Highway and Transportation Authority        7/16 at 100               A           24,845,780
                   Highway Revenue Bonds, Series Y of 1996,
                   5.500%, 7/01/36

     2,700        Puerto Rico Public Buildings Authority, Revenue        No Opt. Call               A            2,584,629
                   Refunding Bonds, Series L Guaranteed by the
                   Commonwealth of Puerto Rico, 5.500%, 7/01/21

     5,000        Puerto Rico Public Finance Corporation, 1998           No Opt. Call             AAA            4,508,850
                   Series A Bonds (Commonwealth Appropriation Bonds),
                   5.125%, 6/01/24
-----------------------------------------------------------------------------------------------------------------------------------
                  Transportation - 3.2%

     8,500        City of Dayton, Ohio, Special Facilities Revenue        2/08 at 102             BBB            7,402,225
                   Refunding Bonds, Series 1998A (Emery Air Freight
                   Corporation and Emery Worldwide Airlines,
                   Inc. - Guarantors), 5.625%, 2/01/18

    11,000        State of Ohio, Turnpike Revenue Bonds, 1996 Series     No Opt. Call             AAA           11,343,640
                   A, Issued by the Ohio Turnpike Commission,
                   5.500%, 2/15/26
 ----------------------------------------------------------------------------------------------------------------------------------
                  U.S. Guaranteed - 20.0%

     2,000        City of Athens (County of Athens), Sanitary Sewer      12/09 at 100            A***            2,210,160
                   System Mortgage Revenue Bonds, Series 1989,
                   7.300%, 12/01/14 (Pre-refunded to 12/01/09)

     3,000        City of Barberton, Ohio, Hospital Facilities Revenue    1/02 at 102          N/R***            3,152,370
                   Bonds, Series 1992 (The Barberton Citizens Hospital
                   Company Project), 7.250%, 1/01/12 (Pre-refunded to
                   1/01/02)

                  City of Bellefontaine, Ohio, Sewer System First
                   Mortgage Revenue Refunding and Improvement Bonds:
     1,000         6.800%, 12/01/07 (Pre-refunded to 12/01/02)           12/02 at 101         Baal***            1,049,040
     1,000         6.900%, 12/01/11 (Pre-refunded to 12/01/02)           12/02 at 101         Baal***            1,051,270

     1,000        Canal Winchester Local School District, Franklin       12/01 at 102             AAA            1,051,700
                   and Fairfield Counties, General Obligation Bonds
                   (Unlimited Tax), School Facilities Construction
                   and Improvement, 7.100%, 12/01/13 (Pre-refunded
                   to 12/01/01)

     1,085        County of Clermont, Ohio, Hospital Facilities           9/01 at 100             AAA            1,119,763
                   Revenue Bonds, Series 1989A (Mercy Health
                  System, Province of  Cincinnati), 7.500%,
                  9/01/19 (Pre-refunded to 9/01/01)

                  County of Clermont, Ohio, Sewer System Revenue
                   Bonds, Series 1990, Clermont County Sewer
                   District:
     1,000         7.250%, 12/01/11 (Pre-refunded to 12/01/00)           12/00 at 102             AAA            1,032,770
     2,000         7.375%, 12/01/20 (Pre-refunded to 12/01/00)           12/00 at 102             AAA            2,066,760

     3,700        County of Clermont, Ohio, Sewer System Revenue
                   Bonds, Series 1991, Clermont County Sewer             12/01 at 102             AAA            3,889,070
                   District, 7.100%, 12/01/21 (Pre-refunded to
                   12/01/01)

                  City of Cleveland, Ohio, General Obligation Bonds,
                   Series 1988:
     1,010         7.500%, 8/01/08 (Pre-refunded to 2/01/03)              2/03 at 100             AAA            1,071,822
     1,010         7.500%, 8/01/09 (Pre-refunded to 2/01/03)              2/03 at 100             AAA            1,071,822

       500        City of Cleveland, Ohio, Various Purpose General        7/02 at 102             AAA              523,095
                   Obligation Bonds, Series 1992, 6.375%, 7/01/12
                   (Pre-refunded to 7/01/02)

____
31

          Portfolio of Investments

          May 31, 2000

   Principal                                                                            Optional Call                     Market
Amount (000)    Description                                                              Provisions*     Ratings**         Value
------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed (continued)

   $    790    Board of Education of the Cleveland City School District, School          12/01 at 102          Aaa      $  843,428
                  Improvement Bonds, Series 1991 (General Obligation-Unlimited
                  Tax Bonds), 8.250%, 12/01/08 (Pre-refunded to 12/01/01)

      1,155     City of Cleveland, Ohio, Public Power System Improvement First           11/01 at 102          AAA       1,211,503
                  Mortgage Revenue Bonds, Series 1991A, 7.000%, 11/15/17
                  (Pre-refunded to 11/15/01)

      2,115    City of Cleveland, Ohio, Public Power System improvement First            11/01 at 102          AAA       2,218,466
                  Mortgage Revenue Bonds, Series 1991 B, 7.000%, 11/15/17
                  (Pre-refunded to 11/15/01)

        920    City of Cleveland, Ohio, First Mortgage Revenue Refunding Bonds,           1/02 at 102          AAA         958,511
                  Series F, 1992-B, 6.500%, 1/01/11 (Pre-refunded to 1/01/02)

               City of Cleveland, Ohio, Waterworks Improvement and Refunding First
               Mortgage Revenue Bonds, Series 1996-H:
      2,280       5.750%, 1/01/21 (Pre-refunded to 1/01/06)                               1/06 at 102          AAA       2,372,522
      5,795       5.750%, 1/01/26 (Pre-refunded to 1/01/06)                               1/06 at 102          AAA       6,030,161

               County of Cuyahoga, Ohio, Hospital Revenue Bonds (Meridia Health
               System), Series 1995:
        250       6.250%, 8/15/14 (Pre-refunded to 8/15/05)                               8/05 at 102          AAA         266,290
      5,500       6.250%, 8/15/24 (Pre-refunded to 8/15/05)                               8/05 at 102          AAA       5,858,380

      1,250    Conversion and Remarketing of the County of Cuyahoga, Hospital            10/00 at 103       N/R***       1,297,813
                  Revenue Bonds (Deaconess Hospital of Cleveland Project),
                  Series 19858, 7.450%, 10/01/18 (Pre-refunded to 10/10/00)

      1,000    City of Delphos, Ohio, Sewer System Mortgage Revenue Bonds, Series         9/00 at 102          AAA       1,026,320
                  1990, 7.250%, 9/01/20 (Pre-refunded to 9/01/00)

      1,350    County of Franklin, Ohio, Hospital Facilities Mortgage Revenue Bonds,      7/01 at 103       N/R***       1,442,381
                  1991 9/01/20 Series A (Ohio Presbyterian Retirement Services),
                  8.750%, 7/01/21 (Pre-refunded to 7/01/01)

      1,000    County of Franklin, Ohio, Revenue Bonds, Series 1991 (Online Computer      7/01 at 100       N/R***       1,025,120
                  Library Center Incorporated Project), 7.200%, 7/15/06
                  (Pre-refunded to 7/15/01)

      1,000    Board of Education, Gahanna-Jefferson City School District, Franklin      12/00 at 102       N/R***       1,031,860
                  County General Obligation Bonds, Series 1990 A, 7.125%, 12/01/14
                  (Pre-refunded to 12/01/00)

               City of Garfield Heights, Ohio, Hospital Improvement and Refunding
               Revenue Bonds, 19928 (Marymount Hospital Project):
      3,000       6.650%, 11/15/11 (Pre-refunded to 11/15/02)                            11/02 at 102       AA-***       3,165,030
      3,500       6.700%, 11/15/15 (Pre-refunded to 11/15/02)                            11/02 at 102       AA-***       3,696,525

      1,495    County of Hamilton, Ohio, Judson Care Center Nursing Home and Board    8/00 at 101 1/4       AA-***       1,521,312
                  and Care Project (FHA-Insured Mortgage), 7.800%, 8/01/19
                  (Pre-refunded to 8/01/00)

      1,000    Hudson Local School District, General Obligation-Unlimited Tax Bonds,     12/00 at 102        A1***       1,032,730
                  Series 1990A, 7.100%, 12/15/13 (Pre-refunded to 12/15/00)

      1,000    Board of Education of the Hudson Local School District, School            12/00 at 102        A1***       1,032,940
                  Facilities Improvement Bonds, Series 1991A, 7.100%, 12/15/14
                  (Pre-refunded to 12/15/00)

      1,000    Kent State University (A State University of Ohio), General Receipts       5/02 at 102          AAA       1,046,580
                  Bonds, Series 1992, 6.500%, 5/01/22 (Pre-refunded to 5/01/02)

      1,500    City of Lorain, Ohio, Hospital Refunding Revenue Bonds, Series 1992       11/02 at 102        A1***       1,579,635
                  (Lakeland Community Hospital, Inc.), 6.500%, 11/15/12

      1,500    County of Lucas, Ohio, Hospital Facilities Revenue Bonds, Series 1991     12/01 at 102       N/R***       1,594,770
                  (Flower Memorial Hospital), 8.125%, 12/01/11 (Pre-refunded to
                  12/01/01)

      4,250    County of Mahoning, Ohio, Hospital Improvement Revenue Bonds, Series      10/02 at 100          AAA       4,374,185
                  1991 (YHA, Inc. Project), Series 1991A, 7.000%, 10/15/14
                  (Pre-refunded to 10/15/02)

      1,250    City of Marysville, Ohio, Water System Mortgage Revenue Bonds, Series     12/01 at 101          AAA       1,301,350
                  1991, 7.050%, 12/01/21 (Pre-refunded to 12/01/01)

      1,850    Massillon City School District, General Obligation - Unlimited Tax        12/00 at 102          AAA       1,910,181
                  School Improvement Bonds, Series 1990, 7.200%, 12/01/11
                  (Pre-refunded to 12/01/00)

      3,000    City of Middleburg Heights, Ohio, Hospital Improvement Revenue Bonds,      8/01 at 102          AAA       3,139,980
                  Series 1991 (Southwest General Hospital Project), 7.200%, 8/15/19
                  (Pre-refunded to 8/15/01)

     11,000    Montgomery County, Ohio, Health System Revenue Bonds, Franciscan           1/08 at 102      Baa2***       1,011,550
                  Medical Center Dayton Campus Issue, Series 1997, 5.500%,
                  7/01/18 (Pre-refunded to 1/01/08)

____
32

   Principal                                                                             Optional Call                       Market
Amount (000)     Description                                                               Provisions*    Ratings**           Value
-----------------------------------------------------------------------------------------------------------------------------------
                 U.S. Guaranteed (continued)

  $    1,000     Mount Gilead, Ohio, Water System Revenue, First Mortgage Bonds,         12/02  at 102       N/R***    $  1,066,950
                   12/01/17 7.200%, (Pre-refunded to 12/01/02)

                 Ohio Housing Finance Agency, Single Family Mortgage Revenue Bonds:
       5,700       0.000%, 1/15/15 (Pre-refunded to 7/15/11)                          7/11 at 70 15/32          AAA       2,131,515
       6,460       0.000%, 1/15/15 (Pre-refunded to 1/15/11)                           1/11 at 67 1/32          AAA       2,364,360

          15     Ohio Building Authority, State Facilities Refunding Bonds                 4/03 at 100          AAA          16,594
                   (Frank J. Lausche State Office Building), 1982 Series A,
                   10.125%, 10/01/06 (Pre-refunded to 4/01/03)

       4,865     Ohio Water Development Authority, Water Development Revenue Bonds,       No Opt. Call          AAA       5,023,550
                   Pure Water 1990 Series I, 6.000%, 12/01/16

       1,000     County of Ottawa, Ohio, Sanitary Sewer System Special Assessment          9/01 at 102          AAA       1,046,090
                   Bonds (Portage-Catawba Island Project), Series 1991, 7.000%,
                   9/01/11 (Pre-refunded to 9/01/01)

       1,000     City of Parma, Ohio, Various Purpose General Obligation Bonds,           12/00 at 102        A+***       1,034,510
                   Series 1990 (Limited Tax Obligation), 7.600%, 12/01/11
                   (Pre-refunded to 12/01/00)

       1,600     Pickerington Local School District, General Obligation Bonds,            12/00 at 102          AAA       1,652,672
                   Series 199OB, 7.250%, 12/01/13 (Pre-refunded to 12/01/00)

         700     Puerto Rico Commonwealth Highway Authority, Highway Revenue,              7/00 at 102          AAA         715,911
                   Series Q, 7.750%, 7/01/10 (Pre-refunded to 7/01/00)

       1,500     Puerto Rico Electric Power Authority, Power Revenue Bonds,                7/01 at 102          AAA       1,569,120
                   Series P, 7.000%, 7/01/21 (Pre-refunded to 7/01/01)

       3,165     Reynoldsburg City School District, General Obligation Bonds,             12/02 at 102          AAA       3,339,898
                   School Building Construction and Improvement, 6.550%, 12/01/17
                   (Pre-refunded to 12/01/02)

       1,200     Ridgemont Local School District, General Obligation (Unlimited Tax),     12/02 at 102       N/R***       1,280,280
                   School Improvement Bonds, Series 1992, 7.250%, 12/01/14
                   (Pre-refunded to 12/01/02)

         605     Scioto County, Ohio, Human Services Building Bonds, General               8/O1 at 101       N/R***         627,318
                   Obligation, 7.150%, 8/01/11 (Pre-refunded to 8/01/01)

       1,725     County of Shelby, Ohio, Hospital Facilities Revenue Refunding             9/02 at 102       N/R***       1,846,940
                   and Improvement Bonds, Series 1992 (The Shelby County Memorial
                   Hospital Association), 7.700%, 9/01/18 (Pre-refunded to 9/01/02)

       1,000     Sylvania, Ohio, City School District, General Obligation Bonds,           6/02 at 102          AAA       1,049,540
                   6.600%, 6/01/16 (Pre-refunded to 6/01/02)

       1,000     University of Cincinnati, General Receipts Bonds, Series 0, 6.300%,      12/02 at 102        AA***       1,048,480
                   6/01/12 (Pre-refunded to 12/01/02)

       4,775     County of Warren, Ohio, Hospital Facilities Improvement and               7/01 at 102       Aa2***       4,988,920
                   Refunding Revenue Bonds, Series 1991 (Otterbein Home Project),
                   7.200%, 7/01/11 (Pre-refunded to 7/01/01)

         750     County of Warren, Ohio, Waterworks System Revenue Bonds,                 12/02 at 102          AAA         792,315
                   Series 1992, Warren County Water District, 6.600%, 12/01/16
                   (Pre-refunded to 12/01/02)

       1,500     City of Warren, Ohio, General Obligation (Limited Tax), Sewerage         11/00 at 102      BBB+***       1,548,960
                   System Improvement Bonds, Series 1990, 7.750%, 11/01/10
                   (Pre-refunded to 11/01/00)

       1,500     Washington County, Ohio, Hospital Revenue Bonds (Marietta Area            9/02 at 102      Baa1***       1,595,820
                   Health Care, Inc. Project), Series 1992, 7.375%, 9/01/12
                   (Pre-refunded to 9/01/02)

       1,500     Westerville, Minerva Park and Blendon, Ohio, Joint Township               9/01 at 102          AAA       1,570,650
                   Hospital District (St. Ann's Hospital Project), Series 1991A,
                   7.100%, 9/15/21 (Pre-refunded to 9/15/01)
-----------------------------------------------------------------------------------------------------------------------------------
                 Utilities - 11.2%

                 City of Cleveland, Ohio, Public Power System, First Mortgage Revenue
                   Bonds, Series 1994A:
       2,250       0.000%, 11/15/12                                                       No Opt. Call          AAA       1,103,828
       1,535       0.000%, 11/15/13                                                       No Opt. Call          AAA         705,655

       2,500     City of Cleveland, Ohio, Public Power System, First Mortgage Revenue     11/06 at 102          AAA       2,151,400
                   Refunding Bonds, Series 1996, Sub-Series 1, 5.000%, 11/15/24

         745     City of Cleveland, Ohio, Public Power System Improvement, first          11/01 at 102          AAA         778,987
                   Mortgage Revenue Bonds, Series 1991A, 7.000%, 11/15/17

       8,570     City of Cleveland, Ohio, Public Power System improvement, First          11/01 at 102          AAA       8,960,963
                   Mortgage Revenue Bonds, Series 19918, 7.000%, 11/15/17

                    ______

             Portfolio of Investments

             May 31, 2000

   Principal                                                                   Optional Call                       Market
Amount (000)     Description                                                    Provisions*        Ratings**        Value
-----------------------------------------------------------------------------------------------------------------------------
                 Utilities (continued)

 $  5,070        Ohio Municipal Electric Generation Agency (American
                   Municipal Power - Ohio, Inc.), 5.375%, 2/15/24              2/03 at 102            AAA        $ 4,650,508

                 Ohio Air Quality Development Authority, Revenue Bonds,
                   1985 Series A (Columbus Southern Power Company Project):
     1,750         6.375%, 12/01/20                                           12/02 at 102            AAA          1,783,128
     6,500         6.250%, 12/01/20                                            6/03 at 102           Baa1          6,060,275

    14,000       Ohio Air Quality Development Authority, Air Quality           9/05 at 102             A3         13,138,440
                   Development Revenue Refunding Bonds, 1995 Series
                   (The Dayton Power and Light Company Project),
                   6.100%, 9/01/30

     5,100       Ohio Air Quality Development Authority, Air Quality           4/07 at 102            AAA          4,772,223
                   Development Revenue Bonds (JMG Funding, Limited
                   Partnership Project), Series 1997, 5.625%, 1/01/23
                   (Alternative Minimum Tax)

       500       Ohio Water Development Authority, Collateralized Water        8/02 at 102             A2            500,885
                   Development Revenue Refunding Bonds, 1992 Series A
                   (The Dayton Power and Light Company Project), 6.400%,
                    8/15/27

    20,850       Ohio Water Development Authority, Solid Waste Disposal        9/08 at 102            N/R         16,318,461
                   Revenue Bonds (Bay Shore Power Project), Convertible
                   Series 1998B, 5.875%, 9/01/20, (Alternative Minimum Tax)

     1,545       Puerto Rico Electric Power Authority, Power Revenue Bonds,   No Opt. Call           BBB+            559,043
                   Series O, 0.000%, 7/01/17

     4,500       Puerto Rico Industrial, Tourist, Educational, Medical and     6/10 at 101           Baa2          4,536,675
                   Environmental Control Facilities Financing Authority,
                   Cogeneration Facility Revenue Bonds, 2000 Series A, 6.625%,
                   6/01/26 (Alternative Minimum Tax) (WI)

-----------------------------------------------------------------------------------------------------------------------------
                 Water and Sewer - 3.6%

     3,000       County of Butler, Ohio, Sewer System Revenue Bonds, Series   12/06 at 101            AAA          2,725,170
                   1996, 5.250%, 12/01/21

    10,000       City of Cleveland, Ohio, Waterworks Improvement, First       No Opt. Call            AAA          9,566,500
                   Mortgage Refunding Revenue Bonds, Series G, 1993,
                   5.500%, 1/01/21

        80       City of Cleveland, Ohio, Waterworks Improvement, First        1/02 at 102            AAA             83,201
                   Mortgage Revenue Refunding Bonds, Series F, 1992B,
                   6.500%, 1/01/11

     1,600       County of Greene, Ohio, Water System Revenue Bonds,          12/07 at 102            AAA          1,617,200
                   Series 1996, 6.125%, 12/01/21

     2,200       City of Greenville (Darke County) Wastewater System,         12/02 at 102            AAA          2,267,120
                   First Mortgage Revenue Bonds, Series 1992
                   (Governmental Enterprise Revenue Bonds), 6.350%,
                   12/01/17

     1,000       City of Hamilton, Ohio, Water System Mortgage Revenue        10/0l at 102            AAA          1,031,620
                   Bonds, 1991 Series A, 6.400%, 10/15/10

     1,000       County of Montgomery, Ohio, Water Revenue Bonds,             11/02 at 102            AAA          1,016,820
                   Greater Moraine Beavercreek Sewer District,
                   Series 1992, 6.250%, 1l/15/17

     2,000       Ohio Water Development Authority, Water Development           6/08 at 101            AAA          1,762,060
                   Revenue Bonds, Fresh Water Series 1998, 5.125%, 12/01/23

       750       Toledo, Ohio, Sewer System Revenue Mortgage Bonds, 6.350%,   11/04 at 102            AAA            772,980
                   1l/15/17

       500       Toledo, Ohio, Waterworks Revenue Refunding Mortgage Bonds,   1l/04 at 102            AAA            514,540
                   6.450%, 11/15/24
-----------------------------------------------------------------------------------------------------------------------------
 $ 619,270       Total Investments (cost $590,504,592) - 99.0%                                                   582,521,416
==========-------------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - 1.0%                                                              5,596,701
                 ------------------------------------------------------------------------------------------------------------
                 Net Assets - 100%                                                                              $588,118,117
                 ============================================================================================================



                 * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                 ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

                 *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                 N/R  Investment is not rated.
                 (WI) Security purchased on a when-issued basis.


                                 See accompanying notes to financial statements.

_____
34

                    Statement of Net Assets
                    May 31, 2000

                                                                               Kentucky       Michigan           Ohio
----------------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value                       $428,400,986   $269,143,583   $582,521,416
Temporary investment in short-term municipal securities,
  at amoritized cast, which approximates market value                                --      1,600,000             --
Cash                                                                          1,069,032      1,043,716             --
Receivables:
  Interest                                                                    6,876,090      4,185,245     11,232.057
  Investments sold                                                            1,021,656        295,000      4,030,000
  Shares sold                                                                   532,248        320,442        127,126
Other assets                                                                     16,734          9,623         23,908
----------------------------------------------------------------------------------------------------------------------
  Total assets                                                              437,916,746    276,597,609    597,934,507
----------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                       --             --      2,388,946
Payables:
  Investments purchased                                                              --      2,000,000      4,486,140
  Shares redeemed                                                               403,012        184,312      1,160,842
Accrued expenses:
  Management fees                                                               197,677        125,254        264,424
  12b-1 distribution and service fees                                            94,475         63,825        103,090
  Other                                                                         173,979         91,930        194,541
Dividends payable                                                               931,474        388,296      1,218,407
----------------------------------------------------------------------------------------------------------------------
  Total liabilities                                                           1,800,617      2,853,617      9,816,390
----------------------------------------------------------------------------------------------------------------------
Net assets                                                                 $436,116,129   $273,743,992   $588,118,117
======================================================================================================================
Class A Shares
Net assets                                                                 $394,047,574   $208,289,968   $389,897,514
Shares outstanding                                                           38,274,356     19,369,446     36,697,174
Net asset value and redemption price per share                             $      10.30   $      10.75   $      10.62
Offering price per share (net asset value per share plus maximum
  sales charge of 4.20% of offering price)                                 $      10.75   $      11.22   $      11.09
======================================================================================================================
Class B Shares
Net assets                                                                 $ 10,148,073   $  7,741,398   $ 14,970,448
Shares outstanding                                                              985,446        719,035      1,409.988
Net asset value, offering and redemption price per share                   $      10.30   $      10.77   $      10.62
======================================================================================================================
Class C Shares
Net assets                                                                 $ 31,078,133   $ 35,678,102   $ 41,219,528
Shares outstanding                                                            3,020,955      3,322,257      3,883,396
Net asset value, offering and redemption price per share                   $      10.29   $      10.74   $      10.61
======================================================================================================================
Class R Shares
Net assets                                                                 $    842,349   $ 22,034,524   $142,030,627
Shares outstanding                                                               82,004      2.049.539     13,372,033
Net asset value, offering and redemption price per share                   $      10.27   $      10.75   $      10.62
======================================================================================================================


                                  See accompanying notes to financial statements

____
35

                           Statement of Operations
                           Year Ended May 31, 2000

                                                                               Kentucky         Michigan             Ohio
--------------------------------------------------------------------------------------------------------------------------
Investment Income                                                          $ 29,189,300     $ 18,756,365     $ 39,310,188
--------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                               2,520,259        1,638,183        3,386,861
12b-1 service fees - Class A                                                    850,709          459,008          854,613
12b-1 distribution and service fees - Class B                                    98,882           76,783          142,391
12b-1 distribution and service fees - Class C                                   259,233          312,044          345,636
Shareholders' servicing agent fees and expenses                                 528,053          410,635          622,206
Custodian's fees and expenses                                                   346,272           85,148          146,242
Trustees' fees and expenses                                                      14,217            9,410           18,959
Professional fees                                                                38,508           30,282           68,672
Shareholders' reports - printing and mailing expenses                           111,252          116,584          155,217
Federal and state registration fees                                              11,917           11,678           16,177
Other expenses                                                                   19,302           22,880           45,598
--------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement          4,798,604        3,172,635        5,802,572
  Custodian fee credit                                                           (4,058)         (19,151)         (42,242)
  Expense reimbursement                                                              --               --           (1,288)
--------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                  4,794,546        3,153,484        5,759,042
--------------------------------------------------------------------------------------------------------------------------
Net investment income                                                        24,394,754       15,602,881       33,551,146
--------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investment transactions                        (2,745,870)        (394,763)      (2,577,216)
Net change in unrealized appreciation or depreciation of investments        (39,326,078)     (28,450,971)     (53,215,799)
--------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                            (42,071,948)     (28,845,734)     (55,793,015)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                      $(17,677,194)    $(13,242,853)    $(22,241,869)
==========================================================================================================================

                                 See accompanying notes to financial statements.

____
36

                      Statement of Changes in Net Assets

                                                    Kentucky                      Michigan                         Ohio
                                        -------------------------------  ---------------------------  ------------------------------
                                            Year Ended     Year Ended      Year Ended    Year Ended       Year Ended   Year Ended
                                               5/31/00        5/31/99         5/31/00       5/31/99         5/31/00       5/31/99
------------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                  $  24,394,754    $  24,371,211   $  15,602,881  $  16,895,962  $  33,551,146   $  34,638,423
Net realized gain (loss) from
     investment transactions              (2,745,870)         510,764        (394,763)     2,296,613     (2,577,216)      1,618,785
Net change in unrealized
     appreciation or depreciation
     of investments                      (39,325,078)      (7,334,078)    (28,450,971)    (7,584,682)   (53,215,799)     (9,049,017)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
     assets from operations              (17,677,194)      17,547,897     (13,242,853)    11,607,893    (22,241,869)     27,208,191
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From undistributed net investment
     income:
     Class A                             (22,138,658)     (22,685,548)    (12,042,377)   (13,190,292)   (22,189,309)    (23,597,778)
     Class B                                (462,178)        (286,307)       (361,994)      (255,860)      (662,279)       (448,001)
     Class C                              (1,603,843)      (1,381,734)     (1,947,437)    (2,123,812)    (2,145,445)     (2,161,843)
     Class R                                 (44,742)         (38,706)     (1,296,715)    (1,398,706)    (8,169,406)     (8,432,580)
From accumulated net realized gains
     from investment transactions:
     Class A                                (141,050)        (949,721)     (1,049,044)    (1,239,012)      (642,306)     (1,818,617)
     Class B                                  (3,489)         (13,524)        (39,171)       (28,005)       (23,438)        (40,242)
     Class C                                 (11,491)         (63,109)       (197,494)      (223,599)       (69,942)       (185,121)
     Class R                                    (277)          (1,619)       (111,365)      (125,490)      (228,223)       (623,027)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
     distributions to shareholders       (24,405,728)     (25,420,268)    (17,045,597)   (18,584,776)   (34,130,348)    (37,307,209)
-----------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from shares issued in the
     reorganization of Kentucky Limited           --        9,633,669              --             --             --              --
Net proceeds from sale of shares          34,668,969       58,123,682      29,218,364     47,599,095     59,087,951      76,326,399
Net proceeds from shares issued to
     shareholders due to reinvestment
     of distributions                     11,717,449       12,771,045       5,398,852      6,087,951     15,604,423      17,436,625
-----------------------------------------------------------------------------------------------------------------------------------
                                          46,386,418       80,528,396      34,617,216     53,687,046     74,692,374      93,763,024
Cost of shares redeemed                  (83,321,836)     (42,438,595)    (73,969,592)   (43,389,935)  (128,151,087)    (75,213,088)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
     from Fund share transactions        (36,935,418)      38,089,801     (39,352,376)    10,297,111    (53,458,713)     18,549,936
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets    (79,018,340)      30,217,430     (69,640,826)     3,320,228   (109,830,930)      8,450,918
Net assets at the beginning of year      515,134,469      484,917,039     343,384,818    340,064,590    697,949,047     689,498,129
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year          $ 436,116,129    $ 515,134,469   $ 273,743,992  $ 343,384,818  $ 588,118,117   $ 697,949,047
===================================================================================================================================
Undistributed (Over-distribution of)
     net investment income at the end
     of year                           $     149,264    $       3,931   $     (21,705) $      23,937  $     419,241   $      34,534
===================================================================================================================================

                                 See accompanying notes to financial statements.

_____
37

Notes to Financial Statements







1. General Information and Significant Accounting Policies

The Nuveen Flagship Multistate Trust IV (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship Kentucky Municipal Bond Fund ("Kentucky"), the Nuveen Flagship Michigan Municipal Bond Fund ("Michigan") and the Nuveen Flagship Ohio Municipal Bond Fund ("Ohio") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

After the close of business on April 23, 1999, Nuveen Flagship Kentucky Limited Term Municipal Bond Fund ("Kentucky Limited") reorganized into Kentucky as approved by the shareholders of Kentucky Limited on April 15, 1999.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 2000, Michigan and Ohio had outstanding when-issued purchase commitments of $2000,000 and $4,486,140, respectively. There were no such outstanding purchase commitments in Kentucky.

Investment Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.00l per share. Furthermore, the Funds intend to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 2000, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

_____
38

Flexible Sales Charge Program

Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances, or by specified classes of investors.

Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended May 31, 2000.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                                                   Kentucky
                                                                             -----------------------------------------------------
                                                                               Year Ended 5/31/88           Year Ended 5/31/99
                                                                             -----------------------------------------------------
                                                                              Shares         Amount        Shares          Amount
----------------------------------------------------------------------------------------------------------------------------------
Shares issued in the reorganization of Kentucky Limited:
         Class A                                                                     --   $         --      596,400   $  6,760,656
         Class C                                                                     --             --      251,869      2,854,283
         Class R                                                                     --             --        1,657         18,730
Shares sold:
         Class A                                                              2,428,128     25,922,513    3,649,401     41,613,655
         Class B                                                                255,691      2,744,791      535,579      6,099,201
         Class C                                                                553,567      5,921,610      901,574     10,264,891
         Class R                                                                  7,528         80,055       12,814        145,935
Shares issued to shareholders due to reinvestment of distributions:
         Class A                                                              1,000,358     10,629,887    1,036,557     11,833,474
         Class B                                                                 21,781        231,167       12,216        139,432
         Class C                                                                 78,803        835,960       68,926        785,998
         Class R                                                                  1,932         20,435        1,065         12,141
----------------------------------------------------------------------------------------------------------------------------------
                                                                              4,347,788     46,386,418    7,068,058     80,528,396
----------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
         Class A                                                             (6,784,847)   (71,616,479)  (3,271,484)   (37,270,021)
         Class B                                                               (176,173)    (1,860,551)     (38,705)      (440,621)
         Class C                                                               (933,795)    (9,818,678)    (414,950)    (4,727,847)
         Class R                                                                 (2,388)       (26,128)          (9)          (106)
----------------------------------------------------------------------------------------------------------------------------------
                                                                             (7,897,203)   (83,321,836)  (3,725,148)   (42,438,595)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                                      (3,549,415)  $(36,935,418)   3,342,910   $ 38,089,801
==================================================================================================================================

_____
39

                                                                                                 Michigan
                                                                  -----------------------------------------------------------------
                                                                              Year Ended 5/31/00             Year Ended  5/31/99
                                                                  ---------------------------------    ----------------------------
                                                                         Shares           Amount           Shares          Amount
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold:
     Class A                                                          1,889,391     $ 20,946,567        2,626,252   $  31,703,772
     Class B                                                            222,691        2,498,621          355,032       4,296,838
     Class C                                                            419,950        4,688,020          837,002      1,0695,573
     Class R                                                             96,682        1,085,156          125,559       1,502,912

Shares issued to shareholders due to reinvestment
of distributions:
     Class A                                                            329,072        3,670,322          352,015       4,259,327
     Class B                                                             13,162          146,758            8,755         106,023
     Class C                                                             57,634          642,090           66,899         687,366
     Class R                                                             84,228          939,682           85,549       1,035,235
-----------------------------------------------------------------------------------------------------------------------------------
                                                                      3,112,810       34,617,216        4,447,063      53,687,046
-----------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
     Class A                                                         (4,851,458)     (53,802,275)      (2,812,412)    (33,923,328)
     Class B                                                           (169,560)      (1,868,192)         (28,668)       (347,390)
     Class C                                                         (1,297,558)     (14,362,469)        (541,578)     (6,514,267)
     Class R                                                           (355,143)      (3,936,656)        (215,849)     (2,604,950)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     (6,673,719)     (73,969,592)      (3,598,507)    (43,389,935)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                              (3,560,909)   $ (39,352,376)         848,556   $  10,297,111
===================================================================================================================================





                                                                                                  Ohio
                                                                  -----------------------------------------------------------------
                                                                              Year Ended 5/31/00             Year Ended  5/31/99
                                                                  ---------------------------------    ----------------------------
                                                                         Shares           Amount           Shares          Amount
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold:
     Class A                                                          3,549,057     $ 38,864,853        4,107,940   $  48,297,312
     Class B                                                            411,463        4,518,191          666,096       7,825,915
     Class C                                                            884,863        9,719,050          978,318      11,491,425
     Class R                                                            550,775        5,985,857          741,899       8,711,747

Shares issued to shareholders due to reinvestment
 of distributions:
     Class A                                                            786,928        8,631,342          854,764      10,063,343
     Class B                                                             25,901          283,499           18,133         213,273
     Class C                                                             68,823          753,496           68,099         800,943
     Class R                                                            541,498        5,936,086          540,083       6,359,066
-----------------------------------------------------------------------------------------------------------------------------------
                                                                      6,819,308       74,692,374        7,975,332      93,763,024
-----------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
     Class A                                                         (8,355,258)     (90,853,953)      (4,536,687)    (53,343,458)
     Class B                                                           (281,142)      (3,047,663)         (63,145)       (740,574)
     Class C                                                         (1,472,992)     (16,038,347)        (653,874)     (7,678,737)
     Class R                                                         (1,680,235)     (18,211,124)      (1,146,476)    (13,450,319)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    (11,789,627)    (128,151,087)      (6,400,182)    (75,213,088)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                              (4,970,319)     (53,458,713)       1,575,150   $  18,549,936
===================================================================================================================================

_____
40

3. Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on July 3, 2000, to shareholders of record on June 9, 2000, as follows:


                                            Kentucky     Michigan          Ohio
--------------------------------------------------------------------------------
Dividend per share:

   Class A                                    $.0460       $.0475        $.0470

   Class B                                     .0395        .0405         .0405

   Class C                                     .0410        .0425         .0420

   Class R                                     .0475        .0490         .0490
================================================================================

4. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities for the fiscal year ended May 31, 2000, were as follows:


                                            Kentucky     Michigan          Ohio
--------------------------------------------------------------------------------
Purchases:

   Long-term municipal securities        $34,481,007 $ 83,305,130  $ 67,169,710

   Short-term municipal securities                --   19,600,000     9,175,000

Sales and maturities:

   Long-term municipal securities         89,039,811  126,355,534   110,061,909

   Short-term municipal securities                --   18,000,000     9,175,000
================================================================================

At May 31, 2000, the identified cost of investments owned for federal income tax purposes were as follows:



                                            Kentucky     Michigan          Ohio
--------------------------------------------------------------------------------
                                        $438,383,234 $276,621,678  $592,106,212
================================================================================

At May 31, 2000, the Funds had unused capital loss carryforwards available for federal tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                            Kentucky     Michigan          Ohio
--------------------------------------------------------------------------------
Expiration Year:
   2008                                  $ 1,212,241    $ 394,764     $ 975,597
================================================================================

5. Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at May 31, 2000, were as follows:


                                            Kentucky     Michigan          Ohio
--------------------------------------------------------------------------------
Gross unrealized:

   appreciation                         $  8,478,024  $ 5,465,957  $ 13,736,849

   depreciation                          (18,460,272) (11,344,052)  (23,321,645)
--------------------------------------------------------------------------------
Net unrealized appreciation
  (depreciation)                        $ (9,982,248) $(5,878,095) $ (9,584,796)
================================================================================

6. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets                                         Management Fee
--------------------------------------------------------------------------------
For the first $125 million                                          .5500 of 1%
For the next $125 million                                           .5375 of 1
For the next $250 million                                           .5250 of 1
For the next $500 million                                           .5125 of 1
For the next $1 billion                                             .5000 of 1
For net assets over $2 billion                                      .4750 of 1
================================================================================

______
41

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended May 31, 2000, John Nuveen & Co. Incorporated (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                     Kentucky         Michigan             Ohio
--------------------------------------------------------------------------------
Sales charges collected              $358,152         $180,803         $308,527
Paid to authorized dealers            324,986          180,803          302,229
================================================================================

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31,2000, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                     Kentucky         Michigan             Ohio
--------------------------------------------------------------------------------
Commission advances                  $202,293         $132,641         $289,868
================================================================================

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 2000, the Distributor retained such 12b-1 fees as follows:

                                     Kentucky         Michigan             Ohio
--------------------------------------------------------------------------------
12b-1 fees retained                  $112,433          $93,127         $174,665
================================================================================

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 2000, as follows:

                                     Kentucky         Michigan             Ohio
--------------------------------------------------------------------------------
CDSC retained                         $53,339          $66,532         $100,908
================================================================================

7.  Composition of Net Assets

At May 31, 2000, the Funds had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                          Kentucky         Michigan             Ohio
----------------------------------------------------------------------------------------------------------------------
Capital paid-in                                                       $447,164,469     $280,040,578     $598,264,304
Undistributed (Over-distribution of) net investment income                 149,264          (21,705)         419,241
Accumulated net realized gain (loss) from investment transactions       (2,750,596)        (617,371)      (2,582,252)
Net unrealized appreciation (depreciation) of investments               (8,447,008)      (5,657,510)      (7,983,176)
----------------------------------------------------------------------------------------------------------------------
Net assets                                                            $436,116,129     $273,743,992     $588,118,117
======================================================================================================================

____
42

         Financial Highlights

         Selected data for a share outstanding throughout each period:

Class (Inception Date)

                               Investment Operations          Less Distributions
                           ----------------------------   -------------------------


Kentucky**
                                           Net
                                     Realized/
                                    Unrealized
                Beginning      Net     Invest-                Net                      Ending                Ending
                      Net  Invest-        ment            Invest-                         Net                   Net
Year Ended          Asset     ment        Gain               ment   Capital             Asset      Total     Assets
May 31,             Value   Income       (Loss)   Total    Income    Gains    Total     Value     Return(a)   (000)
-------------------------------------------------------------------------------------------------------------------------
Class A (5/87)
     2000           $11.22   $.55       $ (.92)   $ (.37)   $(.55)   $  --     $ (.55)  $ 10.30      (3.27)%   $394,048
     1599            11.39    .56         (.15)      .41     (.56)    (.02)      (.58)    11.22       3.66      467,127
     1998            11.05    .59          .38       .97     (.58)    (.05)      (.63)    11.39       9.00      451,338
     1997            10.82    .60          .24       .84     (.60)    (.01)      (.61)    11.05       7.87      430,803
     1996            10.99    .61         (.17)      .44     (.61)      --       (.61)    10.82       4.04      410,808

Class B (2/97)
     2000            11.22    .47         (.92)     (.45)    (.47)      --       (.47)    10.30      (3.99)      10,148
     1999            11.39    .48         (.15)      .33     (.48)    (.02)      (.50)    11.22       2.90        9,923
     1998            11.06    .50          .38       .88     (.50)    (.05)      (.55)    11.39       8.10        4,273
     1997(d)         11.07    .17         (.01)      .16     (.17)      --       (.17)    11.06       1.47          544

Class C (10/93)
     2000            11.21    .50         (.93)     (.43)    (.49)      --       (.49)    10.29      (3.82)      31,078
     1999            11.38    .50         (.15)      .35     (.50)    (.02)      (.52)    11.21       3.12       37,246
     1998            11.04    .52          .39       .91     (.52)    (.05)      (.57)    11.38       8.43       28,630
     1997            10.81    .54          .24       .78     (.54)    (.01)      (.55)    11.04       7.29       24,468
     1996            10.99    .54         (.17)      .37     (.55)      --       (.55)    10.81       3.38       20,647

Class R (2/97)
     2000            11.20    .57         (.93)     (.36)    (.57)      --       (.57)    10.27      (3.18)         842
     1999            11.37    .58         (.15)      .43     (.58)    (.02)      (.60)    11.20       3.89          839
     1998            11.03    .61          .39      1.00     (.61)    (.05)      (.66)    11.37       9.25          675
     1997(d)         11.08    .20          (04)      .16     (.21)      --       (.21)    11.03       1.42          455
                                   Ratios/Supplemental Data
                   --------------------------------------------------------------------------------------
                       Before Credit/              After                After Credit/
                       Reimbursement          Reimbursement (b)       Reimbursement (c)
                   ---------------------   ---------------------  ------------------------
                                  Ratio                  Ratio                    Ratio
                                 of Net                 of Net                   of Net
                                Invest-                Invest-                  Invest-
                   Ratio of        ment    Ratio of       ment    Ratio of         ment
                   Expenses      Income    Expenses     Income    Expenses       Income
                         to          to          to         to          to           to
                    Average     Average     Average    Average     Average      Average     Portfolio
Year Ended              Net         Net         Net        Net         Net          Net      Turnover
May 31,              Assets      Assets      Assets     Assets      Assets       Assets          Rate
---------------------------------------------------------------------------------------------------------
Class A (5/87)
     2000              .96%       5.23%        .96%       5.23%        .96%        5.23%         7%
     1599              .84        4.88         .82        4.90         .82         4.90         10
     1998              .84        5.12         .77        5.19         .77         5.19         12
     1997              .99        5.20         .75        5.44         .75         5.44         13
     1996             1.02        5.19         .71        5.50         .71         5.50         17

Class B (2/97)
     2000             1.72        4.48        1.72        4.48        1.72         4.48          7
     1999             1.59        4.13        1.57        4.15        1.56         4.16         10
     1998             1.59        4.33        1.54        4.38        1.54         4.38         12
     1997(d)          1.59*       4.56*       1.39*       4.76*       1.39*        4.76*        13

Class C (10/93)
     2000             1.51        4.68        1.51        4.68        1.51         4.68          7
     1999             1.39        4.33        1.37        4.36        1.37         4.36         10
     1998             1.39        4.57        1.33        4.63        1.33         4.63         12
     1997             1.54        4.64        1.29        4.89        1.29         4.89         13
     1996             1.57        4.63        1.27        4.93        1.27         4.93         17

Class R (2/97)
     2000              .77        5.43         .77        5.43         .77         5.43          7
     1999              .64        5.08         .62        5.10         .62         5.11         10
     1998              .64        5.31         .58        5.37         .58         5.37         12
     1997(d)           .64*       5.62*        .49*       5.77*        .49*        5.77*        13

*    Annualized.

** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Kentucky.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b)  After expense reimbursement from the investment adviser, where applicable.

(c)  After custodian fee credit and expense reimbursement, where applicable.

(d)  From commencement of class operations as noted.

____
43

               Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                 Investment Operations                     Less Distributions
                         -------------------------------------       --------------------------------
MICHIGAN**
                                                  Net
                                            Realized/
                                          Unrealized
               Beginning         Net         Invest-                    Net                                Ending
                     Net     Invest-            ment                 Invest-                                  Net
Year Ended         Asset        ment            Gain                    ment      Capital                   Asset         Total
May 31,            Value      Income          (Loss)      Total       Income        Gains      Total        Value    Return (a)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A (6/85)
    2000        $  11.83       $ .58      $   (1.03)    $  (.45)    $   (.58)     $  (.05)    $ (.63)     $ 10.75         (3.80)%
    1999           12.07         .60           (.18)        .42         (.60)        (.06)      (.66)       11.83          3.45
    1998           11.68         .61            .42        1.03         (.61)        (.03)      (.64)       12.07          8.95
    1997           11.37         .62            .31         .93         (.61)        (.01)      (.62)       11.68          8.42
    1996           11.59         .63           (.22)        .41         (.63)           -       (.63)       11.37          3.61
CLASS B (2/97)
    2000           11.85         .50          (1.03)       (.53)        (.50)        (.05)      (.55)       10.77         (4.52)
    1999           12.09         .51           (.18)        .33         (.51)        (.06)      (.57)       11.85          2.69
    1998           11.70         .52            .42         .94         (.52)        (.03)      (.55)       12.09          8.12
    1997 (d)       11.66         .17            .04         .21         (.17)           -       (.17)       11.70          1.86
CLASS C (6/93)
    2000           11.82         .52          (1.03)       (.51)        (.52)        (.05)      (.57)       10.74         (4.35)
    1999           12.06         .53           (.18)        .35         (.53)        (.06)      (.59)       11.82          2.90
    1998           11.66         .54            .43         .97         (.54)        (.03)      (.57)       12.06          8.45
    1997           11.35         .55            .32         .87         (.55)        (.01)      (.56)       11.66          7.84
    1996           11.58         .56           (.22)        .34         (.57)           -       (.57)       11.35          2.96
CLASS R (2/97)
    2000           11.83         .60          (1.03)       (.43)        (.60)        (.05)      (.65)       10.75         (3.62)
    1999           12.07         .62           (.18)        .44         (.62)        (.06)      (.68)       11.83          3.66
    1998           11.68         .63            .42        1.05         (.63)        (.03)      (.66)       12.07          9.16
    1997 (d)       11.66         .21            .02         .23         (.21)           -       (.21)       11.68          2.01
====================================================================================================================================

                                                  Ratios/Supplemental Data
                    ------------------------------------------------------------------------------------------
                               Before Credit/               After                After Credit/
                               Reimbursement           Reimbursement (b)       Reimbursement (c)
                            -------------------      -------------------      -------------------
                                          Ratio                    Ratio                    Ratio
                                         of Net                   of Net                   of Net
                                        Invest-                  Invest-                  Invest-
                            Ratio of       ment      Ratio of       ment      Ratio of       ment
                            Expenses     Income      Expenses     Income      Expenses     Income
                    Ending        to         to            to         to            to         to
                       Net   Average    Average       Average    Average       Average    Average    Portfolio
Year Ended          Assets       Net        Net           Net        Net           Net        Net     Turnover
May 31,              (000)    Assets     Assets        Assets     Assets        Assets     Assets         Rate
--------------------------------------------------------------------------------------------------------------
CLASS A (6/85)
    2000         $ 208,290       .97%      5.22%          .97%      5.22%          .96%      5.22%          28%
    1999           260,396       .84       4.94           .84       4.94           .84       4.94           18
    1998           263,632       .84       5.11           .84       5.11           .84       5.11           13
    1997           259,055       .97       5.21           .85       5.33           .85       5.33           34
    1996           248,422      1.01       5.23           .82       5.42           .82       5.42           54
CLASS B (2/97)
    2000             7,741      1.73       4.48          1.73       4.48          1.72       4.49           28
    1999             7,733      1.60       4.20          1.60       4.20          1.60       4.20           18
    1998             3,839      1.59       4.32          1.59       4.32          1.59       4.32           13
    1997 (d)           380      1.59*      4.52*         1.59*      4.52*         1.59*      4.52*          34
CLASS C (6/93)
    2000            35,678      1.51       4.66          1.51       4.66          1.50       4.67           28
    1999            48,946      1.39       4.39          1.39       4.39          1.39       4.39           18
    1998            45,690      1.39       4.56          1.39       4.56          1.39       4.56           13
    1997            41,649      1.52       4.65          1.40       4.77          1.40       4.77           34
    1996            41,365      1.56       4.67          1.37       4.86          1.37       4.86           54
CLASS R (2/97)
    2000            22,035       .77       5.42           .77       5.42           .76       5.43           28
    1999            26,310       .64       5.14           .64       5.14           .64       5.14           18
    1998            26,904       .64       5.31           .64       5.31           .64       5.31           13
    1997 (d)        26,211       .65*      5.57*          .65*      5.57*          .65*      5.57*          34
==============================================================================================================

*    Annualized.

** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Michigan.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b)  After expense reimbursement from the investment adviser, where applicable.

(c)  After custodian fee credit and expense reimbursement, where applicable.

(d)  From commencement of class operations as noted.

____
44

         Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                             Investment Operations         Less Distributions
                                             ---------------------         ------------------



OHIO**
                                                         Net
                                                   Realized/
                                                  Unrealized
                        Beginning          Net       Invest-                  Net                        Ending
                              Net      Invest-          ment              Invest-                           Net
Year Ended                  Asset         ment          Gain                 ment    Capital             Assets    Total
May 31,                     Value       Income        (Loss)     Total     Income       Gain   Total      Value    Return(a)
----------------------------------------------------------------------------------------------------------------------------
CLASS A (6/85)
  2000                  $   11.57       $  .57    $    (.93)     $(.36)    $ (.57)   $  (.02)  $(.59)    $10.62     (3.18)%
  1999                      11.74          .58         (.13)       .45       (.58)      (.04)   (.62)     11.57      3.92
  1996                      11.41          .60          .38        .98       (.60)      (.05)   (.65)     11.74      8.76
  1997                      11.21          .61          .20        .81       (.61)        --    (.61)     11.41      7.38
  1996                      11.43          .62         (.21)       .41       (.63)        --    (.63)     11.21      3.59

CLASS B 2/97)

  2000                      11.56          .49         (.93)      (.44)      (.48)      (.02)   (.50)     10.62     (3.62)
  1999                      11.73          .49         (.12)       .37       (.50)      (.04)   (.54)     11.56      3.18
  1998                      11.41          .51          .38        .89       (.52)      (.05)   (57)      11.73      7.89
  1997 (d)                  11.42          .17         (.01)       .16       (.17)        --    (.17)     11.41      1.45

CLASS C (8/93)

  2000                      11.56          .51         (.93)      (.42)      (.51)      (.02)   (.53)     10.61     (3.71)
  1999                      11.73          .52         (.13)       .39       (.52)      (.04)   (.56)     11.56      3.39
  1998                      11.41           54          .37        .91       (.54)      (.05)   (.59)     11.73      8.12
  1997                      11.21          .55          .20        .75       (.55)        --    (.55)     11.41      6.60
  1996                      11.43          .55          (21)       .34       (.56)        --    (.56      11.21      3.03

CLASS R (2/97)

  2000                      11.57          .60         (.94)      (.34)      (.59)      (.02)   (.61)     10.62     (2.97)
  1999                      11.73          .60         (.12)       .48       (.60)      (.04)   (.64)     11.57      4.22
  1998                      11.41          .62          .37        .99       (.62)      (.05)   (.67)     11.73      8.89
  1997 (d)                  11.42          .21         (.01)       .20       (.21)        --    (.21)     11.41      1.77
============================================================================================================================

                                                                        Ratios/Supplemental Data
                           --------------------------------------------------------------------------------------------------------
                                                 Before Credit/                 After                   After Credit/
                                                 Reimbursement            Reimbursement (b)           Reimbursement (c)
                                                 -------------            -----------------           -----------------
                                                         Ratio                        Ratio                       Ratio
OHIO**                                                  of Net                       of Net                      of Net
                                                       Invest-                      Invest-                     Invest-
                                        Ratio of          ment       Ratio of          ment       Ratio of         ment
                                        Expenses        Income       Expenses        Income       Expenses       Income
                           Ending             to            to             to            to             to           to
                              Net        Average       Average        Average       Average        Average      Average   Portfolio
Year Ended                 Assets            Net           Net            Net           Net            Net          Net    Turnover
May 31,                     (000)         Assets        Assets         Assets        Assets         Assets       Assets        Rate
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A (6/85)
  2000                    $389,898           .90%         5.25%           .90%         5.25%           .89%        5.25%      11%
  1999                     471,075           .85          4.94            .85          4.94            .85         4.94       11
  1996                     472,821           .85          5.15            .65          5.15            .85         5.15       15
  1997                     463,253           .96          5.32            .89          5.39            .89         5.39       17
  1996                     443,077          1.02          5.31            .92          5.41            .92         5.41       31

CLASS B 2/97)

  2000                      14,970          1.65          4.51           1.65          4.51           1.64         4.52       11
  1999                      14,494          1.61          4.20           1.61          4.20           1.61         4.20       11
  1998                       7,422          1.61          4.39           1.61          4.39           1.61         4.39       15
  1997 (d)                   1,649          1.60*         4.63*          1.60*         4.63*          1.60*        4.63*      17

CLASS C (8/93)

  2000                      41,220          1.45          4.69           1.45          4.69           1.44         4.70       11
  1999                      50,889          1.40          4.39           1.40          4.39           1.40         4.39       11
  1998                      47,036          1.40          4.60           1.40          4.60           1.40         4.60       15
  1997                      40,713          1.51          4.77           1.44          4.84           1.44         4.84       17
  1996                      34,939          1.56          4.75           1.47          4.84           1.47         4.84       31

CLASS R (2/97)

  2000                     142,031           .70          5.45            .70          5.45            .69         5.46       11
  1999                     161,491           .65          5.14            .65          5.14            .65         5.14       11
  1998                     162,220           .65          5.35            .65          5.35            .65         5.35       15
  1997 (d)                 160,312           .65*         5.65*           .55*         5.65*           .65*        5.65*      17
===================================================================================================================================

*    Annualized.

** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Ohio

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b)  After expense reimbursement from the investment adviser, where applicable.

(c)  After custodian fee credit and expense reimbursement, where applicable.

(d)  From commencement of class operations as noted.

____
45

Report of Independent Public Accountants

To the Board of Trustees and Shareholders of Nuveen Flagship Multistate Trust IV:

We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Flagship Kentucky Municipal Bond Fund, Nuveen Flagship Michigan Municipal Bond Fund and Nuveen Flagship Ohio Municipal Bond Fund (collectively, the "Funds") (three of the portfolios constituting the Nuveen Flagship Multistate Trust IV (a Massachusetts business trust)), as of May 31, 2000, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years then ended and the financial highlights for each of the three years then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits, The financial highlights for the Funds for the years ended May 31, 1997 and prior were audited by other auditors whose report dated July 11, 1997, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2000, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen Flagship Kentucky Municipal Bond Fund, Nuveen Flagship Michigan Municipal Bond Fund and Nuveen Flagship Ohio Municipal Bond Fund of the Nuveen Flagship Multistate Trust IV as of May 31, 2000, and the results of their operations for the year then ended, changes in their net assets for each of the two years then ended and the financial highlights for each of the three years then ended, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Chicago, Illinois
July 18, 2000

_____
46

                                     Notes
                                     -----

_____
47

                                     Notes
                                     -----

_____
48

Fund Information

Board of Trustees                  Transfer Agent and
                                   Shareholder Services
Robert P. Bremner
Lawrence H. Brown                  Chase Global Funds Services Company
Anne E. Impellizzeri               73 Tremont Street
Peter R. Sawers                    Boston, MA 02108
William J. Schneider               (800) 257-8787
Timothy R. Schwertfeger
Judith M. Stockdale                Legal Counsel

Fund Manager                       Morgan, Lewis &
                                   Bockius LLP
Nuveen Advisory Corp.              Washington, D.C.
333 West Wacker Drive
Chicago, IL 60606                  Independent Public Accountants

                                   Arthur Andersen LLP
                                   Chicago, IL

_____
49

          Serving

     Investors
               For Generations

             -------------------------------------------------------------------

                                             A 100-Year Tradition of Quality
                                             Investments

[Photo of John Nuveen, Sr. appears here]     Since 1898, John Nuveen & Co.
John Nuveen, Sr.                             Incorporated has been synonymous
                                             with investments that withstand the
                                             test of time. In fact, more than
                                             1.3 million investors have trusted
                                             Nuveen to help them build and
                                             sustain the wealth of a lifetime.

                                             Whether your focus is long-term
                                             growth, dependable income or
                                             sustaining accumulated wealth,
                                             Nuveen offers a wide variety of
                                             investments and services to help
                                             meet your unique circumstances and
                                             financial planning needs. We can
                                             help you build a better, well-
                                             diversified portfolio.

                                             Call Your Financial Advisor Today

                                             To find out how Nuveen Mutual Funds
                                             might round out your investment
                                             portfolio, contact your financial
                                             advisor today. Or call Nuveen at
                                             (800) 257-8787 for more
                                             information. Ask your advisor or
                                             call for a prospectus, which
                                             details risks, fees and expenses.
                                             Please read the prospectus
                                             carefully before you invest.


NUVEEN
  Investments




                                               John Nuveen & Co. Incorporated
                                               333 West Wacker Drive
                                               Chicago, Illinois 60606-1286
                                               www.nuveen.com

                                                            N U V E E N
                                                                     Investments
--------------------------------------------------------------------------------
Municipal Bond
Funds

                           -----------------------------------------------------
                           A N N U A L  R E P O R T  M A Y  3 1 , 2 0 0 0
--------------------------------------------------------------------------------

  Dependable, tax-free income to help you keep more of what you earn.

--------------------------------------------------------------------------------

[PHOTOS APPEAR HERE]


I N V E S T  W E L L

LOOK AHEAD


LEAVE YOUR MARK(SM)



                Kansas Municipal Bond Fund
                Missouri Municipal Bond Fund
                Wisconsin Municipal Bond Fund

    Contents

  1 Dear Shareholder

  3 Nuveen Flagship Kansas Municipal Bond Fund

  7 Nuveen Flagship Missouri Municipal Bond Fund

 11 Nuveen Flagship Wisconsin Municipal Bond Fund

 15 Portfolio of Investments

 29 Statement of Net Assets

 30 Statement of Operations

 31 Statement of Changes in Net Assets

 32 Notes to Financial Statements

 37 Financial Highlights

 40 Report of Independent Public Accountants

 41 Fund Information

              Must be preceded by or accompanied by a prospectus.

DEAR

Shareholder,

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]
Timothy R. Schwertfeger
Chairman of the Board

As personal wealth continues to grow at an ever-increasing rate, people are realizing the power of their investments to do good and to make a difference in their families and communities now and for generations to come.

Setting financial goals is an important first step toward building wealth. At Nuveen Investments, we believe those goals should not be considered ends in themselves. Rather, you and your financial advisor's focus should be on realizing your life's dreams -- the things that matter most to you and how you can make them happen -- or make them better.

Through a well-crafted financial plan, you have the chance to shape future generations -- to broaden your sphere of influence -- to leave your legacy.

As you develop that plan, you'll want to consider the different ways your success can benefit others. You may find that you want to create a new set of goals to achieve this. Working with your financial advisor, you have the ability to make those dreams a reality -- for yourself and future generations.

Family Wealth Management Too often, family wealth management is thought of in one dimension -- as the stewardship of your household's financial resources. At Nuveen Investments, we think of family wealth management as the map to help you reach your financial, and your life's, destinations. It's a multi-faceted strategy to plan for not just your needs, but the needs of future generations.

         We are dedicated to helping you and your financial advisor develop a family wealth management strategy unique to you and your goals and values.

A Trusted Resource As you face some of the most important, lasting decisions you and your family will make, you'll want to draw upon the support, counsel and objectivity of a trusted advisor. That's because your financial advisor has the expertise and access to other professionals who can help you make informed choices -- choices that affect not only your loved ones today, but those your legacy will touch in the future.

         Your financial advisor can provide sound financial insight, an integrated approach to your investments and can serve as a knowledgeable friend with your family's best interests at heart.


                                                            ANNUAL REPORT page 1

         In addition, we believe the potential presence of inflation and price swings in the markets reinforce the importance of working with an advisor, staying focused on the long term and adhering to your financial plan. With a sound plan in place, you may be better positioned to weather the markets' ups and downs.

         In fact, you may be reading this report at the suggestion of your financial advisor. We've prepared the following interview to let you know what the investment and research management teams have done during your fund's fiscal period.

         For more information on any Nuveen investment, including a prospectus, contact your financial advisor. Or call Nuveen at (800) 621-7227 or visit our Internet site at www.nuveen.com. Please read the prospectus carefully before you invest or send money.

         Since 1898, Nuveen has been synonymous with investments that stand the test of time. We are committed to maintaining that reputation and working with financial advisors to provide investment solutions that help individuals achieve their dreams of a lifetime. Thank you for your continued confidence.

Sincerely,

/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board
July 17, 2000

ANNUAL REPORT page 2

NUVEEN FLAGSHIP KANSAS MUNICIPAL BOND FUND

From the Portfolio Manager's Perspective
--------------------------------------------------------------------------------

Nuveen Flagship Kansas Municipal Bond Fund features portfolio management by Nuveen Investment Management, a team of portfolio managers and research analysts committed to a disciplined, research-oriented investment strategy. To help you understand the fund's performance for the fiscal year ended May 31, 2000, we spoke with Portfolio Manager Mike Davern.

Q| Municipal bonds had a very challenging year as the Federal Reserve (the Fed)
_
implemented a series of interest rate hikes, which caused bond prices in general to drop. Meanwhile, the equity markets have taken investors on a roller coaster ride. What did investors seem to make of this environment during the fund's fiscal year?

MIKE| Throughout 1999, several factors diverted investor attention away from
____
municipal bonds. First, of course, the Fed began raising interest rates in June 1999, with five more rate hikes over the course of the fiscal year. Since bond prices move inversely to interest rates, the bear market in bonds went into full swing.

         Second, at the end of 1999 the government announced an unprecedented buy-back of U.S. Treasury bonds that would begin in 2000. This caused an unusual dislocation of demand as investors clamored for Treasury bonds, causing an unexpected rally at the expense of other types of bonds.

         Third, the stock market rally, mainly based on a few technology-related names, commanded much attention and diverted investor dollars.

         However, demand for municipal bonds did pick up a bit once the most extreme volatility in the stock market set in at the beginning of the year. Investors reassessed their portfolios and apparently recognized the potential stability of municipal bonds, not to mention the extremely attractive yields, as the period progressed.

Q| For the fiscal year ended May 31, 2000, the fund recorded a total return of
_
-4.38%, and its Lipper peer group average returned -2.99%. But the year-to-date 2000 figures are positive: The fund returned 1.52%, and the Lipper peer group returned 1.16%, on average.* Compare that to the S&P 500 Index, which Bloomberg reports was down 2.82% for the same period. Does this mean the bear market in bonds could be over?

MIKE| We don't try to make market calls like that. We focus on trying to
____
maintain an attractive, stable dividend and taking opportunities to position the fund for the next market cycle, whenever that may happen. Obviously, bear markets have a negative effect on prices. But a bear market in bonds is actually very different from a bear market in stocks.

         When you hold a stock, you basically want it to go up in price. You hold a bond for more than just price -- you also want attractive, stable income, or yields, which move in the opposite direction as bond prices.

         The other major difference is in price movements. A bond's price, no matter how much it may drop, eventually must go back to $100, or "par," since bonds are

"...year-to-date 2000 figures are positive: The fund returned 1.52%, and the Lipper peer group returned 1.16%, on average.* Compare that to the S&P 500 Index, which Bloomberg reports was down 2.82% for the same period."

* The Lipper Peer Group returns represent the average annualized total return of the 13 funds in the Lipper Kansas Municipal Debt Funds category for the year-to-date and one-year periods ended May 31, 2000. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

   Performance figures are quoted for Class A shares at net asset value. Comments cover the fiscal year ended May 31, 2000. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

   Returns reflect a voluntary expense limitation by the fund's investment advisor, which may be modified or discontinued at any time without notice.

                                                            ANNUAL REPORT page 3
issued at par and mature at par. On the flip side, a stock could conceivably drop from $100 per share to one cent, and never recover. (This discussion applies to a fund's underlying securities -- stocks or bonds; the share price of any mutual fund will fluctuate.)

         In the midst of a bond bear market, all other factors being equal, it doesn't make sense to sell simply because prices have fallen. It's better to buy a bond now at $86 than to wait for a bull market to come and pay $101 or $102, knowing the price must go back to $100. We feel there is upside potential in the fund, since the average bond price as of the end of the fiscal year was in the low $80s.

" `Tax-loss selling' was a huge part of what worked well for the fund in this market.... Another strategy sought to pick up additional yield by selling lower-yielding bonds and buying higher-yielding bonds."

Q| Why did the fund underperform its peer group for the fiscal year?
_

MIKE| The fund had relatively long duration, which is a measure of sensitivity
____
to interest rates. Longer duration means the fund's NAV reacts with a greater magnitude to a change in interest rates. We felt that shortening the fund's duration would have sacrificed yield over the fiscal period, so we left it alone to maintain the fund's dividend. However, we expect that the positioning actions we have taken will help the fund recover NAV in the next market cycle.

Q| How did the fund perform against the Lehman Brothers Municipal Bond Index?
_

MIKE| The fund, as we would expect, underperformed Lehman's national index.**
____
Lehman's 12-month average total return was -0.86% for the fiscal year ended May 31, 2000. We feel Lipper's Kansas-specific benchmark gives investors a truer comparative picture. However, we give shareholders both so they can compare their Kansas fund to other Kansas funds as well as to a national benchmark.

Q| What were some of those positioning measures you mentioned?
_

MIKE| "Tax-loss selling" was a huge part of what worked well for the fund in
____
this market. This involves selling bonds at a loss and using that loss to help offset any capital gains the fund may realize (which are taxable to shareholders). We can apply an offsetting loss now or anytime in the next eight years.

         Another strategy sought to pick up additional yield by selling lower-yielding bonds and buying higher-yielding bonds. This was fairly easy to do during the year as yields increased.

         We also extended the fund's call protection by selling bonds with a call date in the near future. When rates are falling, many issuers retire bonds early, then reissue to reduce debt costs. This is known as "call risk" to bondholders, because it can interrupt their expected income stream. Call risk in a bond can prevent its price from increasing because fewer investors would be interested in buying it. Since rates were high and demand was weak over the year, bonds with good call protection could be had at attractive prices.

** The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses.

ANNUAL REPORT page 4

Q| Are these strategies measures that investors could practically use on their
_
own with individual bonds?

MIKE| Probably not. The amount of research involved, plus the transaction costs
____
to individuals trading in a bond market that deals in very large blocks, would make it difficult for an individual to use these strategies.

         As a large institutional investor, Nuveen has the ability to trade in large blocks and even to negotiate terms of entire issues of municipal bonds. Some very attractive bond issues never even make it to the retail market. Nuveen's research team is instrumental in not only positioning strategy, but also in simply finding and researching bond issues. That was particularly important in Kansas, where there weren't many attractive new issues this past year.

Q| How did you work around the relatively low issuance of new municipal bonds in
_
Kansas over the fiscal year?

MIKE| Issuance declined even more than the overall national average, so there
____
just weren't that many buying opportunities in the market. However we found some great selling opportunities. For example, we sold a block of insured hospital bonds for Stormont-Vail Hospital at an attractive level.

         We also had many chances to trade in the secondary market, and we were able to take advantage of certain inefficiencies in the marketplace. For example, we purchased insurance in the secondary market for some uninsured bonds, immediately capturing additional value above the cost of the insurance simply by reducing their risk.

Q| What is your outlook for the fund for the coming months?
_

MIKE| We feel that the impact of the Fed's interest rate increases should start
____
emerging, since these measures usually take about 12 to 18 months to have their intended effect on the economy. If stock market volatility continues, as we believe it will, consumer confidence should begin to dampen and possibly encourage more investment in fixed income securities. Dampened consumer confidence may be taking hold in Kansas, as manufacturing job cuts and weak agriculture markets are expected to continue into the near future.

         The fund's long duration -- a measure of interest rate sensitivity -- positions the fund to recapture lost NAV should the municipal bond market rally. There is plenty of upside potential in the fund with the average bond price in the low $80s.

KANSAS

Top Five Sectors

Tax Obligation (Limited)                     18%
-----------------------------------------------
Healthcare                                   18%
-----------------------------------------------
Housing (Multifamily)                        15%
-----------------------------------------------
U.S. Guaranteed                              10%
-----------------------------------------------
Education and Civic Organizations             9%
-----------------------------------------------

As a percentage of total bond holdings as of May 31, 2000. Holdings are subject to change.

KANSAS

Bond Credit Quality

[PIE CHART APPEARS HERE]

AAA/U.S.
Guaranteed ..................  28%

AA ..........................  17%

A ...........................  26%

BBB .........................  11%

NR ..........................  18%

As a percentage of total bond holdings as of May 31, 2000. Holdings are subject to change.

                                                            ANNUAL REPORT page 5

NUVEEN FLAGSHIP KANSAS MUNICIPAL BOND FUND

Fund Spotlight as of May 31, 2000

 Terms To Know

The following are a few terms used throughout this report.

Distribution Rate Most recent dividend per share (annualized) dividend by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen Unit Trusts, or the maximum public offering price).

Duration A mathematical measure of the price sensitivity of a bond fund's portfolio to changes in interest rates. Typically the shorter the duration, the less price and return variability you can expect in the fund's price per share as interest rates change.

Federal Fund Rate The interest rate charged by banks to lend to other banks needing overnight loans; this figure is the most sensitive indicator of the direction of short-term interest rates.

Municipal Bond A bond issued by a state, city, or other municipality to finance public works such as the construction of roads or schools. The interest is usually free from federal income tax and may be free from state and local taxes as well.

SEC Yield A standardized measure of the cur-rent net market yields on a mutual fund's investment portfolio. This figure is computed by dividing the net investment income per share earned during the specified one- month or 30-day period by the maximum offering rice per share on the last day of the period.

Taxable Equivalent Yield The yield an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment.

Taxable Equivalent Total Return The total return an investor would have to realize on a fully taxable investment to equal the stated total return on a tax-exempt investment.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

---------------------------------------------------------------------------------------------
Quick Facts
---------------------------------------------------------------------------------------------
                                   A Shares       B Shares          C Shares        R Shares
NAV                                   $9.54          $9.48             $9.56           $9.59
---------------------------------------------------------------------------------------------
Latest Monthly Dividend*            $0.0410        $0.0350           $0.0365         $0.0430
---------------------------------------------------------------------------------------------
Fund Symbol                           FKSTX            N/A               N/A             N/A
---------------------------------------------------------------------------------------------
CUSIP                             67065R101      67065R200         67065R309       67065R408
---------------------------------------------------------------------------------------------
Inception Date                         1/92           2/97              2/97            2/97
---------------------------------------------------------------------------------------------

*Paid June 1, 2000

---------------------------------------------------------------------------------------------
Total Returns as of 5/31/00 (Annualized) /+/
---------------------------------------------------------------------------------------------
                                A Shares             B Shares       C Shares      R Shares
                             NAV      Offer    w/o CDSC    w/CDSC      NAV          NAV
1-Year                     -4.38%   -8.40%      -5.14%    -8.78%    -4.89%       -4.22%
---------------------------------------------------------------------------------------------
1-Year TER*                -1.74%   -5.87%      -2.91%    -6.54%    -2.55%       -1.46%
---------------------------------------------------------------------------------------------
5-Year                      4.20%    3.30%       3.38%     3.21%     3.75%        4.45%
---------------------------------------------------------------------------------------------
5-Year TER*                 7.05%    6.14%       5.85%     5.70%     6.34%        7.39%
---------------------------------------------------------------------------------------------
Since Inception             5.41%    4.87%       4.72%     4.72%     4.99%        5.56%
---------------------------------------------------------------------------------------------
Since Inception TER*        8.38%    7.83%       7.35%     7.35%     7.72%        8.58%
---------------------------------------------------------------------------------------------

*Taxable Equivalent Return (based on a combined federal and state income tax rate of 35.5%).

-------------------------------------------------------------------------------------------
Total Returns as of 3/31/00 (Annualized) /+/
-------------------------------------------------------------------------------------------
                               A Shares              B Shares          C Shares    R Shares
                             NAV   Offer         w/o CDSC  w/CDSC        NAV         NAV
-------------------------------------------------------------------------------------------
1-Year                     -3.24%   -7.35%      -4.11%    -7.79%       -3.86%       -3.08%
-------------------------------------------------------------------------------------------
5-Year                      5.17%    4.27%       4.33%     4.17%        4.71%        5.42%
-------------------------------------------------------------------------------------------
Since Inception             5.73%    5.18%       5.03%     5.03%        5.31%        5.88%
-------------------------------------------------------------------------------------------

+ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

-------------------------------------------------------------------------------------------
Tax-Free Yields as of 5/31/00
-------------------------------------------------------------------------------------------
                                A Shares         B Shares          C Shares        R Shares
                             NAV     Offer       w/o CDSC
Distribution Rate*           5.16%   4.94%        4.43%             4.58%           5.38%
-------------------------------------------------------------------------------------------
SEC 30-Day Yield             5.08%   4.86%        4.33%             4.53%           5.28%
-------------------------------------------------------------------------------------------
Taxable Equivalent Yield     7.88%   7.53%        6.71%             7.02%           8.19%
-------------------------------------------------------------------------------------------

* The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a fund may be paying out more or less than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.


---------------------------------
Portfolio Statistics
---------------------------------

Total Net Assets    $98.8 million
---------------------------------
Average Effective
Maturity              21.42 years
---------------------------------
Average Duration             9.39
---------------------------------

----------------------------------------------------------
Index Comparison [_]
----------------------------------------------------------

[MOUNTAIN CHART APPEARS HERE]

                                               Lehman
          Nuveen Flagship   Nuveen Flagship    Brothers
         Kansas Municipal   Kansas Municipal   Municipal
         Bond Fund (Offer)  Bond Fund (NAV)    Bond Index
1/1992        $  9,580          $10,000          $10,000
5/1992           9,865           10,298           10,215
5/1993          11,259           11,753           11,437
5/1994          11,332           11,829           11,719
5/1995          12,216           12,752           12,786
5/1996          12,661           13,216           13,371
5/1997          13,828           14,434           14,480
5/1998          15,118           15,781           15,839
5/1999          15,696           16,384           16,580
5/2000          15,007           15,665           16,437

-    Nuveen Flagship Kansas Municipal Bond Fund (Offer) $15,007
--   Nuveen Flagship Kansas Municipal Bond Fund (NAV) $15,665
---  Lehman Brothers Municipal Bond Index $16,437

[.] The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

ANNUAL REPORT page 6

NUVEEN FLAGSHIP MISSOURI MUNICIPAL BOND FUND

From the Portfolio Manager's Perspective
--------------------------------------------------------------------------------

Nuveen Flagship Missouri Municipal Bond Fund features portfolio management by Nuveen Investment Management, a team of portfolio managers and research analysts committed to a disciplined, research-oriented investment strategy. To help you understand the fund's performance for the fiscal year ended May 31, 2000, we spoke with Portfolio Manager Mike Davern.

Q| Municipal bonds had a very challenging year as the Federal Reserve (the Fed)
-
implemented a series of interest rate hikes, which caused bond prices in general to drop. Meanwhile, the equity markets have taken investors on a roller coaster ride. What did investors seem to make of this environment during the fund's fiscal year?

MIKE| Throughout 1999, several factors diverted investor attention away from
----
municipal bonds. First, of course, the Fed began raising interest rates in June 1999, with five more rate hikes over the course of the fiscal year. Since bond prices move inversely to interest rates, the bear market in bonds went into full swing.

     Second, at the end of 1999, the government announced an unprecedented buyback of U.S. Treasury bonds that would begin in 2000. This caused an unusual dislocation of demand as investors clamored for Treasury bonds, causing an unexpected rally at the expense of other types of bonds.

     Third, the stock market rally, mainly based on a few technology-related names, obviously commanded much attention and diverted investor dollars.

     However, demand for municipal bonds did pick up a bit once the most extreme market volatility set in at the beginning of the year. Investors reassessed their portfolios and apparently recognized the potential stability of municipal bonds, not to mention the extremely attractive yields, as the period progressed.

 Q| For the fiscal year ended May 31, 2000, the fund recorded a total return of
 -
-3.47%, versus its Lipper peer group average total return of -2.99%.* But the year-to-date figures through May 31, 2000 are positive: The fund returned 1.25% and the Lipper peer group returned 1.45%, on average.* Compare that to the S&P 500 Index, which Bloomberg reports was down 2.82% for the same period. Does this mean the bear market in bonds could be over?

MIKE| We don't try to make market calls like that. We focus on trying to
----
maintain an attractive, stable dividend and taking opportunities to position the fund for the next market cycle, whenever that may happen. Obviously, bear markets have a negative effect on prices. But a bear market in bonds is actually very different from a bear market in stocks.

Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within its specific areas of expertise. Nuveen has chosen them for their rigorously disciplined investment approaches and their consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it is blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's income-oriented funds feature portfolio management by Nuveen Investment Management (NIM). NIM follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing on 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:

 . A commitment to exhaustive research

 . An active, value-oriented investment style

 . The unmatched presence of trading leverage of a market leader.

This disciplined, research-oriented approach has paid off for investors, and is a key investment strategy for Nuveen Municipal Bond Funds.

* The Lipper Peer Group returns represent the average annualized total return of the 20 funds in the Lipper Missouri Municipal Debt Funds category for the year-to-date and one-year periods ended May 31, 2000. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

Performance figures are quoted for Class A shares at net asset value. Comments cover the fiscal year ended May 31, 2000. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

                                                            ANNUAL REPORT page 7

     When you hold a stock, you basically want it to go up in price. You hold a bond for more than just price -- you also want attractive, stable income, or yields, which move in the opposite direction as bond prices.

     The other major difference is in price movements. A bond's price, no matter how much it may drop, eventually must go back to $100, or "par," since bonds are issued at par and mature at par. A stock, on the other hand, could conceivably drop from $100 per share to one cent, and never recover. (This discussion applies to a fund's underlying securities -- stocks or bonds; the share price of any mutual fund will fluctuate.)

     In the midst of a bond bear market, all other factors being equal, it doesn't make sense to sell simply because prices have fallen. It's better to buy a bond now at $86 than to wait for a bull market to come and pay $101 or $102, knowing the price has to go back to $100.

Q|  How did the fund perform against the Lehman Brothers Municipal Bond Index?
-

MIKE| The fund, as we would expect, underperformed Lehman's national index.
----
Lehman's 12-month average total return was -0.86% for the fiscal year ended May 31, 2000.** We feel Lipper's Missouri-specific benchmark gives investors a truer comparative picture. However, we give shareholders both so they can compare their Missouri fund to other Missouri funds as well as to a national benchmark.

Q| What does the fund's tax-exempt status mean for the numbers?
-

MIKE| The equivalent returns for a similar taxable investment for taxpayers in
----
the combined federal and state 35% income tax bracket would be 2.45% for the year-to-date period and -0.76% for the fiscal year ended May 31, 2000.***

Q| What were some of those positioning measures you mentioned?
_

MIKE| "Tax-loss selling" was a huge part of what worked well in this market.
----
This involves selling bonds at a loss and using that loss to help offset any capital gains the fund may realize (which are taxable to shareholders). We can apply an offsetting loss now or anytime in the next eight years.

     We also helped extend call protection in the fund. When rates are falling, many issuers retire their bonds early, if the terms allow, then reissue to reduce their debt costs. This is known as "call risk" to bondholders, because it can interrupt their expected income stream. The presence of call risk in a bond can prevent its price from increasing, as fewer investors would be interested in buying it. Since rates were high and demand was weak over the year, bonds with good call protection could be had at attractive prices.

     On the defensive side, the housing sector, consisting of both multifamily and single family housing, made up 21% of the fund. This sector has tended to do well in bear markets, since housing issues generally offer additional yield because of the call risk associated with them. The fund's overall call protection helped offset that risk.

** The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses.

*** Taxable equivalent total return equals a fund's taxable equivalent income (based on the combined federal and state income tax rate) plus capital gains distributions, if any, plus or minus changes in net asset value.

MISSOURI

 Top Five Sectors

 Healthcare                                  15%
 ---------------------------------------------------
 Tax Obligation (Limited)                    14%
 ---------------------------------------------------
 Housing (Multifamily)                       13%
 ---------------------------------------------------
 Education and Civic Organizations           12%
 ---------------------------------------------------
 U.S. Guaranteed                             11%
 ---------------------------------------------------

As a percentage of total bond holdings as of May 31, 2000. Holdings are subject to change.

MISSOURI

Bond Credit Quality
[PIE CHART APPEARS HERE]

AAA/U.S. Guaranteed........................  49%
AA.........................................   8%
A..........................................  10%
BBB........................................   9%
NR.........................................  24%

As a percentage of total bond holdings as of May 31, 2000. Holdings are subject to change.

ANNUAL REPORT page 8

"Finding non-rated issues that are believed to be equivalent to investment grade is just one way Nuveen's research can offer individual investors a potential edge. It is difficult to impossible for individual investors to have the access to the market that larger institutional investors like Nuveen have."

Q| How did new issuance in the Missouri municipal bond market compare to that of
-
the nation, which declined over the last year?

MIKE| Although issuance of municipal bonds in Missouri was up over the period,
----
it was difficult to find lower- and non-rated bonds to help provide increased yield for the fund.

     However, with the help of Nuveen's research team, we purchased a large block of non-rated Mineral Area Junior College bonds, which are to fund a new student housing facility. Although these bonds are not rated by the rating agencies and could be perceived as having more risk, our research determined they were still investment grade and an excellent addition for the fund. This purchase offered a substantial yield increase above similarly structured insured bonds and added price potential to the fund, as well.

Q| If it is difficult for a large institutional investor like Nuveen to find
-
opportunities in Missouri, is it even more challenging for individual investors?

MIKE| Finding non-rated issues that are believed to be equivalent to investment
----
grade is just one way Nuveen's research can offer individual investors a potential edge. It is difficult to impossible for individual investors to have the access to the market that larger institutional investors like Nuveen have.

         With our size, we have the ability to trade in large blocks and even negotiate the terms of entire issues of municipal bonds. Some very attractive bond issues never even make it to the retail market. Nuveen's research team is instrumental in not only positioning strategy, but also in researching bond issues and finding the deals.

Q| What is your outlook for the Missouri economy and for the fund in the coming
-
months?

MIKE| Moody's, Standard & Poors and Fitch all affirmed their high ratings of
----
Missouri as of May 31, 2000. Although the Missouri economy expanded, it did not quite keep pace with the nation's economy. Still, the unemployment rate was 2.4% in Missouri, well below the 4.1% national average. In the near future, economic slowdowns in St. Louis and Kansas City from corporate mergers and manufacturing layoffs likely will continue. Likewise, the poor farm economy may hamper growth in the state's rural areas.

     As for the fund, we believe it is well structured for a rally in bonds.
We feel that the impact of the Fed's interest rate increases should start emerging, since these measures usually take about 12 to 18 months to have their intended effect on the economy. If stock market volatility continues, as we believe it will, consumer confidence should begin to dampen and possibly encourage more investment in fixed income securities.

                                                            ANNUAL REPORT page 9

NUVEEN FLAGSHIP MISSOURI MUNICIPAL BOND FUND

Fund Spotlight as of May 31, 2000

Terms To Know

The following are a few terms used throughout this report.

Distribution Rate Most recent dividend per share (annualized) divided by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen Unit Trusts, or the maximum public offering price).

Duration A mathematical measure of the price sensitivity of a bond fund's portfolio to changes in interest rates. Typically the shorter the duration, the less price and return variability you can expect in the fund's price per share as interest rates change.

Federal Fund Rate The interest rate charged by banks to lend to other banks needing overnight loans; this figure is the most sensitive indicator of the direction of short-term interest rates.

Municipal Bond A bond issued by a state, city, or other municipality to finance public works such as the construction of roads or schools. The interest is usually free from federal income tax and may be free from state and local taxes as well.

SEC Yield A standardized measure of the current net market yields on a mutual fund's investment portfolio. This figure is computed by dividing the net investment income per share earned during the specified one-month or 30-day period by the maximum offering price per share on the last day of the period.

Taxable Equivalent Yield The yield an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment.

Taxable Equivalent Total Return The total return an investor would have to realize on a fully taxable investment to equal the stated total return on a tax-exempt investment.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

 Quick Facts

                                    A Shares    B Shares          C Shares           R Shares
NAV                                 $ 10.18      $ 10.18           $ 10.17             $10.18
---------------------------------------------------------------------------------------------
Latest Monthly Dividend*            $0.0455      $0.0390           $0.0405            $0.0470
---------------------------------------------------------------------------------------------
Fund Symbol                           FMOTX          N/A               N/A                N/A
---------------------------------------------------------------------------------------------
CUSIP                             67065R812    67065R796         67065R788          67065R770
---------------------------------------------------------------------------------------------
Inception Date                         8/87         2/97              2/94               2/97
---------------------------------------------------------------------------------------------

* Paid June 1, 2000

Total Returns as of 5/31/00 (Annualized)*

                   A Shares               B Shares           C Shares      R Shares
                NAV       Offer      w/o CDSC   w/CDSC          NAV           NAV
-------------------------------------------------------------------------------------
1-Year           -3.47%     -7.55%     -4.13%    -7.79%        -4.03%         -3.29%
-------------------------------------------------------------------------------------
1-Year TER*      -0.76%     -4.95%     -1.83%    -5.50%        -1.62%         -0.48%
-------------------------------------------------------------------------------------
5-Year            4.22%      3.33%      3.51%     3.35%         3.63%          4.36%
-------------------------------------------------------------------------------------
5-Year TER*       7.06%      6.14%      5.97%     5.82%         6.16%          7.27%
-------------------------------------------------------------------------------------
10-Year           6.34%      5.88%      5.85%     5.85%         5.75%          6.41%
-------------------------------------------------------------------------------------
10-Year TER*      9.46%      8.99%      8.71%     8.71%         8.56%          9.57%
-------------------------------------------------------------------------------------

* Taxable Equivalent Return (based on a combined federal and state income tax rate of 35%).

 Total Returns as of 3/31/00 (Annualized)+

                 A Shares               B Shares           C Shares      R Shares
               NAV      Offer    w/o CDSC      w/CDSC         NAV           NAV
-------------------------------------------------------------------------------------
1-Year         -2.70%   -6.77%      -3.37%     - 7.06%       -3.25%        -2.60%
-------------------------------------------------------------------------------------
5-Year          5.09%    4.19%       4.38%       4.22%        4.54%         5.22%
-------------------------------------------------------------------------------------
10-Year         6.59%    6.13%       6.11%       6.11%        6.01%         6.66%
-------------------------------------------------------------------------------------

+ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

 Tax-Free Yields as of 5/31/00

                             A Shares          B Shares   C Shares     R Shares
                           NAV       Offer     w/o CDSC
--------------------------------------------------------------------------------
Distribution Rate*        5.36%       5.14%        4.60%        4.78%      5.54%
--------------------------------------------------------------------------------
SEC 30-Day Yield          4.98%       4.77%        4.23%        4.43%      5.18%
--------------------------------------------------------------------------------
Taxable Equivalent Yield  7.66%       7.34%        6.51%        6.82%      7.97%
--------------------------------------------------------------------------------

* The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a fund may be paying out more or less than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.

 Portfolio Statistics

Total Net Assets                                 $210.1 million
---------------------------------------------------------------
Average Effective Maturity                          19.60 years
---------------------------------------------------------------
Average Duration                                           8.46
---------------------------------------------------------------

 Index Comparison[_]

                         [MOUNTAIN CHART APPEARS HERE]

          Nuveen Flagship       Nuveen Flagship         Lehman
          Missouri Municipal    Missouri Municipal      Brothers Municipal
          Bond Fund (Offer)     Bond Fund (NAV)         Bond Index

5/1990       $ 9,580               $10,000                 $10,000
5/1991        10,530                10,992                  11,008
5/1992        11,551                12,058                  12,089
5/1993        12,997                13,567                  13,536
5/1994        13,312                13,896                  13,870
5/1995        14,402                15,034                  15,133
5/1996        14,907                15,561                  15,825
5/1997        16,142                16,849                  17,137
5/1998        17,646                18,419                  18,454
5/1999        18,345                19,149                  19,622
5/2000        17,707                18,483                  19,453

-    Nuveen Flagship Missouri Municipal Bond Fund (Offer) $17,707
--   Nuveen Flagship Missouri Municipal Bond Fund (NAV) $18,483
---  Lehman Brothers Municipal Bond Index $19,453

[_] The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

ANNUAL REPORT page 10

NUVEEN FLAGSHIP WISCONSIN MUNICIPAL BOND FUND

From the Portfolio Manager's Perspective
--------------------------------------------------------------------------------

Nuveen Flagship Wisconsin Municipal Bond Fund features portfolio management by Nuveen Investment Management, a team of portfolio managers and research analysts committed to a disciplined, research-oriented investment strategy. To help you understand the fund's performance for the fiscal year ended May 31, 2000, we spoke with Portfolio Manager Mike Davern.

Q| Municipal bonds had a very challenging year as the Federal Reserve (the Fed)
-
implemented a series of interest rate hikes, which caused bond prices in general to drop. Meanwhile, the equity markets have taken investors on a roller coaster ride. What did investors seem to make of this environment during the fund's fiscal year?

MIKE|    Throughout 1999, several factors diverted investor attention away from
----
municipal bonds. First, of course, the Fed began raising interest rates in June 1999, with five more rate hikes over the course of the fiscal year. Since bond prices move inversely to interest rates, the bear market in bonds went into full swing.

         Second, at the end of 1999 the government announced an unprecedented buyback of U.S. Treasury bonds that would begin in 2000. This caused an unusual dislocation of demand as investors clamored for Treasury bonds and consequently caused an unexpected rally at the expense of other types of bonds.

         Third, the stock market rally, mainly based on a few technology-related names, obviously commanded much attention and diverted investor dollars. However, demand for municipal bonds did pick up a bit once the most extreme volatility in the stock market set in at the beginning of the year. Investors reassessed their portfolios and apparently recognized the potential stability of municipal bonds, not to mention the extremely attractive yields, as the period progressed.

Q| For the fiscal year ended May 31, 2000, the fund recorded a total return of
-
-5.04%, and its Lipper peer group average returned -2.90%.* But the year-to-date 2000 figures are positive: The fund returned 1.98% and the Lipper peer group returned 1.13%, on average.* Compare that to the S&P 500 Index, which Bloomberg reports was down 2.82% for the same period. Does this mean the bear market in bonds could be over?

MIKE|    We don't try to make market calls like that. We focus on maintaining an
----
attractive, stable dividend and taking opportunities to position the fund for the next market cycle, whenever that may happen. Obviously, bear markets have a negative impact on prices. But a bear market in bonds is actually very different from a bear market in stocks.

         When you hold a stock, you basically want it to go up in price. You hold a bond for more than just price -- you also want attractive, stable income, or yields, which move in the opposite direction as bond prices.

"Investors reassessed their portfolios and apparently recognized the potential stability of municipal bonds, not to mention the extremely attractive yields, as the period progressed."

* The Lipper Peer Group returns represent the average--annualized total return of the 75 funds in the Lipper Other States Municipal Debt Funds category for the year-to-date period ended May 31, 2000 and 72 funds for the one-year period. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

  Performance figures are quoted for Class A shares at net asset value. Comments cover the fiscal year ended May 31, 2000. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

  Returns reflect a voluntary expense limitation by the fund's investment advisor which may be modified or discontinued at any time without notice.

                                                          ANNUAL REPORT page 11

         The other major difference is in price movements. A bond's price, no matter how much it may drop, eventually must go back to $100, or "par," since bonds are issued at par and mature at par. On the flip side, a stock could conceivably drop from $100 per share to one cent, and never recover. (This discussion applies to a fund's underlying securities -- stocks or bonds; the share price of any mutual fund will fluctuate.)

         In the midst of a bond bear market, all other factors being equal, it doesn't make sense to sell simply because prices have fallen. It's better to buy a bond now at $86 than to wait for a bull market to come and pay $101 or $102, knowing the price has to go back to $100.

Q|And what does the fund's tax-exempt status mean for the numbers?
-

MIKE| For taxpayers in the combined federal and state 35.5% income tax bracket,
----
the equivalent returns for a similar taxable investment would be 3.07% for the year-to-date period and -2.60% for the fiscal year ended May 31, 2000.**

Q| Why did the fund underperform its peer group for the fiscal year?
-

MIKE| The fund had relatively long duration, which is a measure of sensitivity
----
to interest rates. Longer duration means the fund's NAV reacts with a greater magnitude to a change in interest rates. We felt that shortening the fund's duration would have sacrificed yield over the fiscal period, so we left it alone to maintain the fund's dividend. However, we expect that the actions we have taken will help the fund recover NAV in the next market cycle.

Q| How did the fund perform against the Lehman Brothers Municipal Bond Index?
-

MIKE| The fund, as we would expect, underperformed Lehman's national index.***
----
Lehman's 12-month average total return was -0.86% for the fiscal year ended May 31, 2000. We feel Lipper's state-specific benchmark gives investors a truer comparative picture. However, we give shareholders both so they can compare their Wisconsin fund to other state funds as well as to a national benchmark.

Q| What were some of those positioning measures you mentioned?
-

MIKE| "Tax-loss selling" was a huge part of what worked well for the fund in
----
this market. This involves selling bonds at a loss and using that loss to help offset any capital gains the fund may realize (which are taxable to shareholders). We can apply an offsetting loss now or anytime in the next eight years.

         We also helped extend call protection in the fund. When rates are falling, many issuers retire their bonds early, if the terms allow, then reissue to reduce their debt costs. This is known as "call risk" to bondholders, because it can interrupt their expected income stream. The presence of call risk in a bond can prevent its price from increasing, because fewer investors would be interested in buying it. Since rates were high and demand was weak over the year, bonds with good call protection could be had at attractive prices. At the fiscal year-end, the fund had limited call risk before 2005.

         In addition, we were able to take advantage of certain inefficiencies in the marketplace to boost the value of some bonds. For example, we purchased insurance in the secondary market for some uninsured bonds, immediately capturing additional value

          ** Taxable equivalent total return equals a fund's taxable equivalent income (based on the combined federal and state income tax rate) plus capital gains distributions, if any, plus or minus changes in net asset value.

         *** The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses.

ANNUAL REPORT  page 12
beyond the cost of the insurance simply as a result of the reduced risk. As you can see, the fund was active in a year that lacked buying opportunities.

Q| How did new issuance in the Wisconsin municipal bond market compare to the
-
nation's, which declined over the last year?

MIKE|    Wisconsin's new issuance was down twice as much as the overall rate, so
----
finding buying opportunities was obviously a challenge. The Wisconsin market is unique in that it offers many municipal bonds but few are exempt from both state and federal income taxes. Our goal is to be the first in line for the few well-structured, attractive double tax-exempt issues available. In addition, most issues are non-rated, which requires a lot of credit analysis to help steer away from those bonds with greater default risk. All of these factors underscore the importance of solid research.

Q| If it is difficult for a large institutional investor like Nuveen to find
-
opportunities in Wisconsin, is it even more challenging for individual investors?

MIKE|    It is difficult to impossible for individual investors to have the
----
access to the market that larger institutional investors like Nuveen have. We have the ability to trade in large blocks and even negotiate the terms of entire issues of municipal bonds. Some very attractive bond issues never even make it to the retail market. Nuveen's research team is instrumental in not only positioning strategy, but also in researching bond issues and finding the deals.

Q| What is your outlook for the fund for the coming months?
-

MIKE|    Moody's, Standard & Poors and Fitch all maintained their high ratings
----
for Wisconsin. Its economy hasn't grown as much as that of the nation due to stagnant manufacturing growth and continued weakening of milk prices, which hurt dairy farmers. Near-term, the Wisconsin economy should improve, although it may continue to lag national growth levels.

         As for the fund, we believe it is well-structured for a market rally. We feel that the impact of the Fed's interest rate increases should start emerging, since these measures usually take about 12 to 18 months to have their intended effect on the economy. If stock market volatility continues, as we believe it will, consumer confidence should begin to dampen and possibly encourage more investment in fixed income securities.

WISCONSIN

 Top Five Sectors

 Tax Obligation (Limited)              56%
 ----------------------------------------
 Housing (Multifamily)                  9%
 ----------------------------------------
 U.S. Guaranteed                        9%
 ----------------------------------------
 Education and Civic Organizations      6%
 ----------------------------------------
 Healthcare                             5%
 ----------------------------------------

As a percentage of total bond holdings as of May 31, 2000. Holdings are subject to change.

WISCONSIN

Bond Credit Quality

[PIE CHART APPEARS HERE]

AAA/U.S. Guaranteed......  34%
AA.......................  19%
A........................  19%
BBB......................   8%
NR.......................  20%

As a percentage of total bond holdings as of May 31, 2000. Holdings are subject to change.

                                                          ANNUAL REPORT  page 13

NUVEEN FLAGSHIP WISCONSIN MUNICIPAL BOND FUND

Fund Spotlight as of May 31, 2000

 Quick Facts
                                    A Shares         B Shares          C Shares           R Shares
NAV                                    $9.24            $9.27             $9.26              $9.28
--------------------------------------------------------------------------------------------------
Latest Monthly Dividend*             $0.0365          $0.0305           $0.0320            $0.0380
--------------------------------------------------------------------------------------------------
Fund Symbol                            FWIAX              N/A               N/A                N/A
--------------------------------------------------------------------------------------------------
CUSIP                              67065R721        67065R713         67065R697          67065R689
--------------------------------------------------------------------------------------------------
Inception Date                          6/94             2/97              2/97               2/97
--------------------------------------------------------------------------------------------------

*Paid June 1, 2000

 Total Returns as of 5/31/00 (Annualized)*

                                A Shares               B Shares           C Shares      R Shares
                             NAV      Offer       w/o CDSC   w/CDSC          NAV           NAV
1-Year                     -5.04%    -9.05%        -5.75%    -9.38%        -5.56%        -4.73%
----------------------------------------------------------------------------------------------
1-Year TER*                -2.60%    -6.72%        -3.74%    -7.37%        -3.44%        -2.21%
----------------------------------------------------------------------------------------------
5-Year                      3.82%     2.93%         3.17%     3.00%         3.37%         4.03%
----------------------------------------------------------------------------------------------
5-Year TER*                 6.56%     5.65%         5.52%     5.37%         5.84%         6.84%
----------------------------------------------------------------------------------------------
Since Inception             4.40%     3.65%         3.76%     3.63%         3.96%         4.57%
----------------------------------------------------------------------------------------------
Since Inception TER*        7.14%     6.38%         6.12%     6.00%         6.44%         7.38%
----------------------------------------------------------------------------------------------

* Taxable Equivalent Return (based on a combined federal and state income tax rate of 35.5%).

  Total Returns as of 3/31/00 (Annualized)+

                               A Shares                  B Shares       C Shares       R Shares
                            NAV       Offer        w/o CDSC   w/CDSC
1-Year                     -3.73%    -7.75%         -4.46%    -8.14%       -4.26%        -3.43%
----------------------------------------------------------------------------------------------
5-Year                      4.93%     4.03%          4.29%     4.12%        4.48%         5.14%
----------------------------------------------------------------------------------------------
Since Inception             4.86%     4.09%          4.23%     4.09%        4.43%         5.04%
----------------------------------------------------------------------------------------------

+ Class A share returns are actual. Class B, C and R share returns are actual for the period since class since inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

  Tax-Free Yields as of 5/31/00

                                  A Shares          B Shares   C Shares   R Shares
                               NAV        Offer     w/o CDSC
Distribution Rate*            4.74%       4.54%      3.95%      4.15%      4.91%
----------------------------------------------------------------------------------------------
SEC 30-Day Yield              4.75%       4.55%      4.01%      4.21%       4.95%
----------------------------------------------------------------------------------------------
Taxable Equivalent Yield      7.36%       7.05%      6.22%      6.53%       7.67%
----------------------------------------------------------------------------------------------

* The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a fund may be paying out more or less than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.

 Index Comparison

                         [MOUNTAIN CHART APPEARS HERE]

          Nuveen Flagship          Nuveen Flagship          Lehman Brothers
          Wisconsin Municipal      Wisconsin Municipal      Municipal
          Bond Fund (Offer)        Bond Fund (NAV)          Bond Index

6/1994         $ 9,580                  $ 9,979                  $ 9,939
5/1995          10,283                   10,734                   10,911
5/1996          10,628                   11,094                   11,409
5/1997          11,415                   11,915                   12,356
5/1998          12,580                   13,131                   13,516
5/1999          13,061                   13,633                   14,147
5/2000          12,404                   12,948                   14,026


--   Nuveen Flagship Wisconsin Municipal Bond Fund (Offer) $12, 404

--   Nuveen Flagship Wisconsin Municipal Bond Fund (NAV) $12,948

--   Lehman Brothers Municipal Bond Index $14,026


[_] The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

 Portfolio Statistics

Total Net Assets         $38.5 million
--------------------------------------
Average Effective
Maturity                  21.10 years
--------------------------------------
Average Duration                10.56
--------------------------------------

 Terms To Know

The following are a few terms used throughout this report.

Distribution Rate Most recent dividend per share (annualized) divided by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen Unit Trusts, or the maximum public offering price).

Duration A mathematical measure of the price sensitivity of a bond fund's portfolio to changes in interest rates. Typically the shorter the duration, the less price and return variability you can expect in the fund's price per share as interest rates change.

Federal Fund Rate The interest rate charged by banks to lend to other banks needing overnight loans; this figure is the most sensitive indicator of the direction of short-term interest rates.

Municipal Bond A bond issued by a state, city, or other municipality to finance public works such as the construction of roads or schools. The interest is usually free from federal income tax and may be free from state and local taxes as well.

SEC Yield A standardized measure of the current net market yields on a mutual fund's investment portfolio. This figure is computed by dividing the net investment income per share earned during the specified one-month or 30-day period by the maximum offering price per share on the last day of the period.

Taxable Equivalent Yield The yield an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment.

Taxable Equivalent Total Return The total return an investor would have to realize on a fully taxable investment to equal the stated total return on a tax-exempt investment.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

ANNUAL REPORT  page 14

               Portfolio of Investments

               Nuveen Flagship Kansas Municipal Bond Fund
               May 31, 2000

   Principal                                                                             Optional Call                     Market
Amount (000)   Description                                                                Provisions*    Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Basic Materials - 4.3%

    $ 1,000    Dodge City, Pollution Control Revenue Refunding Bonds, Series 1992         5/02 at 102      Aa3         $ 1,032,810
                (Excel Corporation Project/Cargill), 6.625%, 5/01/05

      3,700    Ford County, Sewage and Solid Waste Disposal Revenue Bonds                 6/08 at 102       A+           3,242,162
                (Excel Corporation Project),  Series 1998 (Cargill Inc), 5.400%,
                6/01/28 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               Capital Goods - 4.7%

      4,550    City of Clearwater, Pollution Control Refunding Revenue Bonds              2/02 at 101       A+           4,620,616
                (Vulcan Materials Company),  Series 1992, 6.375%, 2/01/12
------------------------------------------------------------------------------------------------------------------------------------
               Consumer Cyclicals - 0.6%

        580    Wichita Airport Authority of the City of Wichita, Airport Facilities       3/02 at 102       AA             604,859
                Refunding Revenue Bonds (Wichita Airport Hotel Associates,
                L.P. Project), Series 1992, 7.000%, 3/01/05
------------------------------------------------------------------------------------------------------------------------------------
               Consumer Staples - 1.8%

      2,000    Garden City, Sewage Disposal Revenue Bonds, Series 1997 (Monfort, Inc.     9/07 at 102     BBB+           1,788,380
                [ConAgra, Inc. -  Guarantor] Project),
                5.750%, 9/01/17 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 9.6%

      2,465    Neosho County Community College, Student Union and Dormitory System        6/09 at 100      N/R           2,430,046
                Refunding and Improvement Revenue Bonds, Series 1999, 7.000%, 6/01/30

               City of Olathe, Educational Facilities Refunding and Improvement Revenue
               Bonds (MidAmerica Nazarene University Project), Series 1998:
      1,220     5.550%, 4/01/13                                                           4/08 at 100      N/R           1,121,326
      1,000     5.700%, 4/01/18                                                           4/08 at 100      N/R             889,960

               City of Olathe, Educational Facilities Revenue Bonds (Kansas Independent
               College Association Pooled Educational Loan Program), Series C
               1998 - Fixed Rate Bonds, Baker University Project:
        500     5.400%, 10/01/13                                                         10/08 at 100      N/R             451,770
      1,000     5.600%, 10/01/18                                                         10/08 at 100      N/R             884,480

      1,500    Puerto Rico Industrial, Tourist, Educational, Medical and Environmental    2/09 at 101      BBB           1,324,065
                Control Facilities Financing Authority, Higher Education Revenue Bonds,
                Series 1999  (Ana G. Mendez University System Project), 5.375%, 2/01/19

      2,360    Washburn University of Topeka Building Revenue Bonds, Series 1999          7/09 at 100      AAA           2,360,661
                (Learning Living Center Project), 6.000%, 7/01/22
------------------------------------------------------------------------------------------------------------------------------------
               Healthcare - 19.0%

      5,630    Colby, Kansas, Health Facilities Refunding Revenue Bonds (Citizens         8/08 at 100      N/R           4,609,844
                Medical Center, Inc.),  Series 1998, 5.625%, 8/15/16

      4,580    Kansas Development Finance Authority, Health Facilities Revenue Bonds,     6/10 at 101       AA           4,738,239
                Series 2000J and  -Series 2000K (Sisters of Charity of Leavenworth
                Health Services Corporation),  6.500%, 12/01/16 (WI)

               City of Lawrence, Hospital Revenue Bonds, Series 1994
               (The Lawrence Memorial Hospital):
        575     6.200%, 7/01/14                                                           7/04 at 100       A3             565,173
        400     6.200%, 7/01/19                                                           7/04 at 100       A3             382,124

      1,110    City of Lawrence, Hospital Revenue Bonds, Series 1999                      7/09 at 100       AA           1,031,545
                (The Lawrence Memorial Hospital), 5.750%, 7/01/24

               City of Newton, Hospital Refunding Revenue Bonds, Series 1998A
               (Newton Healthcare Corporation):
      1,000     5.700%, 11/15/18                                                          11/08 at 100    BBB-             805,880
      1,750     5.750%, 11/15/24                                                          11/08 at 100    BBB-           1,363,128

     _____
     15

               Portfolio of Investments

               May 31, 2000

   Principal                                                                        Optional Call                       Market
Amount (000)   Description                                                            Provisions*    Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------
               Healthcare (continued)

  $      100   Puerto Rico Industrial, Tourist, Educational, Medical and              1/05 at 102          AAA     $   101,527
                 Environmental Control Facilities Financing Authority, Hospital
                 Revenue Bonds, 1995 Series A (Hospital Auxilio Mutuo Obligated
                 Group Project), 6.250%, 7/01/24

       4,800   City of Wichita, Hospital Facilities Improvement and Refunding        11/09 at 101           A+       4,639,584
                 Revenue Bonds, Series XI 1999 (Via Christi Health System, Inc.),
                 6.250%, 11/15/24

         450   CSJ Health System of Wichita, Inc., Revenue Bonds, Series 1991X,      11/01 at 102           A+         471,560
                 7.000%, 11/15/18
------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 15.3%

         945   Kansas City, Kansas, Multifamily Housing Revenue Refunding Bonds,      7/01 at 100          AAA         952,163
                 Series 1994 (FHA-Insured Mortgage Loan - Rainbow Towers
                 Project), 6.700%, 7/01/23

         325   Kansas Development Finance Authority, Multifamily Housing Revenue     12/06 at 100          AAA         325,000
                 Bonds (Park Apartments Project), Series 1996, 5.700%, 12/01/09
                 (Alternative Minimum Tax)

       5,000   Kansas Development Finance Authority, Multifamily Housing Refunding   12/08 at 101          N/R       4,429,500
                 Revenue Bonds (First Kansas State Partnership, L.P. Project),
                 Series 1998Y, 6.125%, 12/01/28 (Alternative Minimum Tax)

               Lenexa, Kansas, Multifamily Housing Revenue Refunding Bonds
               (Barrington Park Apartments Project), Series 1993A:
         445     6.300%, 2/01/09                                                      2/03 at 102           AA         452,667
         475     6.400%, 2/01/10                                                      2/03 at 102           AA         483,165
       2,000     6.450%, 2/01/18                                                      2/03 at 102           AA       2,034,320
       1,000     6.500%, 2/01/23                                                      2/03 at 102           AA       1,011,080

       1,000   City of Olathe, Multifamily Housing Refunding Revenue Bonds            6/04 at 102          AAA       1,018,870
                 (Federal National Mortgage Association Program - Deerfield
                 Apartments Project), Series 1994A, 6.450%, 6/01/19

               City of Wichita, Multifamily Housing Revenue Refunding Bonds
                 (The Shores Apartments Project), Series XI-A, 1994:
       1,500     6.700%, 4/01/19                                                      4/09 at 102           AA       1,540,500
       2,000     6.800%, 4/01/24                                                      4/09 at 102           AA       2,069,500

         900   City of Wichita, Multifamily Housing Revenue Bonds (Brentwood         11/05 at 102            A         850,023
                 Apartments Project), Senior Lien Series IX-A, 1995, 5.850%,
                 12/01/25
------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 9.5%

         215   City of Olathe, Labette County, Collateralized Single Family           2/05 at 105          Aaa         228,190
                 Mortgage Refunding Revenue Bonds, Series 1994C-I, 7.800%,
                 2/01/25

       1,360   Sedgwick County and Shawnee County, Single Family Mortgage            No Opt. Call          Aaa       1,502,215
                 Revenue Bonds (Mortgaged-Backed Securities Program),
                 1997 Series A-1, 6.950%, 6/01/29 (Alternative Minimum Tax)

       3,450   Sedgwick County and Shawnee County, Single Family Mortgage             6/08 at 105          Aaa       3,548,912
                 Revenue Bonds (Mortgaged-Backed Securities Program), 1998
                 Series A1, 6.950%, 12/01/22 (Alternative Minimum Tax)

       3,000   Sedgwick County and Shawnee County, Single Family Mortgage            12/09 at 105          Aaa       3,274,770
                 Revenue Bonds (Mortgaged-Backed Securities Program), 2000
                 Series A-2, 6.000%, 12/01/31 (Alternative Minimum Tax)

         810   Sedgwick County and Shawnee County, Collateralized Single Family      11/04 at 105          Aaa         855,425
                 Mortgage Refunding Revenue Bonds, Series 1994A-III,
                 8.125%, 5/01/24 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 1.8%

       1,350   Commonwealth of Puerto Rico, Public Improvement Bonds of 1994          7/04 at 102          AAA       1,450,670
                 (General Obligation Bonds), 6.450%, 7/01/17

         350   Unified School District No. 437 (Auburn-Washburn), Shawnee             3/02 at 100          AAA         358,806
                 County, General Obligation Refunding Bonds, Series 1992,
                 6.600%, 9/01/09

____
16

   Principal                                                                         Optional Call                        Market
Amount (000)   Description                                                              Provisions*    Ratings**           Value
--------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 19.0%

  $    1,050   Kansas Development Finance Authority, Revenue Bonds, Series            12/00 at 102           N/R     $ 1,068,774
                 T of 1992 (State of Kansas - Kansas Highway Patrol Central
                 Training Facility), 6.600%, 12/01/07

               Puerto Rico Highway and Transportation Authority, Highway
               Revenue Bonds, Series Y of 1996:
       3,500        5.500%, 7/01/36                                                    7/16 at 100             A       3,202,955
       7,025        5.000%, 7/01/36                                                    7/16 at 100             A       5,856,040

       2,000   Puerto Rico Highway and Transportation Authority, Transportation        7/10 at 101             A       2,113,160
                 Revenue Bonds (Series B), 6.500%, 7/01/27 (WI)

          20   Puerto Rico Infrastructure Finance Authority, Special Tax Revenue       7/00 at 100          BBB+          20,045
                 Bonds, Series 1988A, 7.750%, 7/01/08

         250   Shawnee County, Certificates of Participation, Series 1999A (Shawnee    7/09 at 100           N/R         197,690
                 Community Mental Health Center, Inc. Project), 5.350%, 7/01/19

       2,000   Virgin Islands Public Finance Authority, Revenue and Refunding Bonds   10/08 at 101          BBB-       1,769,180
                 (Virgin Islands Matching Fund Loan Notes), Series 1998A (Senior
                 Lien/Refunding), 5.625%, 10/01/25

       2,000   Virgin Islands Public Finance Authority, Revenue Bonds (Virgin         10/10 at 101          BBB-       1,980,060
                 Islands Gross Receipts Taxes Loan Note), Series 1999A, 6.375%,
                 10/01/19

      14,025   The Unified Government of Wyandotte County, Kansas City, Sales Tax     No Opt. Call           AAA       2,511,036
                 Special Obligation Revenue Bonds (Kansas International Speedway
                 Corporation Project), Series 1999, 0.000%, 12/01/27
---------------------------------------------------------------------------------------------------------------------------------
               Transportation - 1.4%

       1,500   Puerto Rico Ports Authority, Special Facilities Revenue Bonds, 1996     6/06 at 102          Baa2       1,424,475
                 Series A (American Airlines, Inc. Project), 6.250%, 6/01/26
                 (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 10.1%

         440   Unified School District No. 340, Jefferson County, General              9/04 at 100           AAA         461,336
                 Obligation Bonds, Series 1994, 6.350%, 9/01/14 (Pre-refunded to 9/01/04)

      12,475   Johnson County, Residual Revenue and Refunding Bonds,                  No Opt. Call           Aaa       6,267,939
                 Series 1992, 0.000%, 5/01/12

          80   Puerto Rico Highway and Transportation Authority, Highway           7/02 at 101 1/2           AAA          84,262
                 Bonds Revenue (Series T), 6.625%, 7/01/18 (Pre-refunded
                 to 7/01/02)

       2,000   Reno County and Labette County, Single Family Mortgage Revenue         No Opt. Call           Aaa         796,380
                 Bonds, Series 1983A, 0.000% 12/01/15

       2,250   City of Wichita, Revenue Bonds (CSJ Health System of Wichita,          11/01 at 102         A+***       2,368,125
                 Inc.), Series 1985 XXV (Remarketed), 7.200%, 10/01/15
--------------------------------------------------------------------------------------------------------------------------------
               Utilities - 3.0%

       1,500   City of Gardner, Electric Utility System Revenue Bonds, Series         11/01 at 101           N/R       1,543,755
                 1992 Refunding, 7.000%, 11/01/09

       1,010   Kansas City, Utility System Refunding and Improvement Revenue           9/04 at 102           AAA       1,034,129
                 Bonds, Series 1994, 6.375%, 9/01/23

               Puerto Rico Electric Power Authority, Power Revenue Bonds,
                 Series T:
         215        6.125%, 7/01/08                                                    7/04 at 102          BBB+         223,940
         150        6.000%, 7/01/16                                                    7/04 at 102          BBB+         151,626

____
17

                      Portfolio of Investments

                      May 31, 2000

   Principal                                                                               Optional Call                     Market
Amount (000)        Description                                                            Provisions*       Ratings**        Value
-----------------------------------------------------------------------------------------------------------------------------------
                    Water and Sewer - 2.4%

   $   2,000        City of Augusta, Waterworks System Revenue Bonds, Series 2000-A,       10/08 at 101 1/2      AA    $  2,000,500
                    6.150%, 10/01/20

         350        City of Newton, Wastewater Treatment System Refunding Revenue Bonds,   3/02 at 102          N/R         368,405
                    Series 1998,
                     7.125%, 3/01/12
-----------------------------------------------------------------------------------------------------------------------------------
   $ 124,235        Total Investments (cost $104,756,422) - 102.5%                                                      101,289,327
====================---------------------------------------------------------------------------------------------------------------
                    Other Assets Less Liabilities - (2.5)%                                                               (2,475,248)
                    ---------------------------------------------------------------------------------------------------------------
                    Net Assets - 100%                                                                                  $ 98,814,079
                    ===============================================================================================================



* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings (not covered by the report of independent public accountants):
     Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

(WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.

_____
18

                Portfolio of Investments

                Nuveen Flagship Missouri Municipal Bond Fund
                May 31, 2000

   Principal                                                                              Optional Call                      Market
Amount (000)    Description                                                                 Provisions*   Ratings**           Value
-----------------------------------------------------------------------------------------------------------------------------------
                Consumer Cyclicals - 1.0%

    $   2,075   Missouri Economic Development, Export and Infrastructure Board,            12/01 at 102         N/R     $ 2,118,637
                  Industrial Development Revenue Refunding Bonds (Drury Inn Project),
                  Series 1988, Remarketing, 8.250%, 12/01/12
-----------------------------------------------------------------------------------------------------------------------------------
                Consumer Staples - 3.4%

        3,000   The Industrial Development Authority of the County of Cape Girardeau,       5/08 at 101          AA       2,591,310
                  Solid Waste Disposal Revenue Bonds (The Procter & Gamble Products
                  Company Project), 1998 Series, 5.300%, 5/15/28 (Alternative Minimum
                  Tax)

        5,100   Missouri State Development Finance Board, Solid Waste Disposal Revenue     No Opt. Call          AA       4,455,003
                  Bonds (Procter & Gamble Paper Products Company Project), Series 1999,
                  5.200%, 3/15/29 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 11.6%

        4,050   The Junior College District of Mineral Area (Mineral Area College),         9/10 at 102         N/R       4,033,962
                  Student Housing System Revenue Bonds, Series 2000, 7.250%, 9/01/31

        1,000   Missouri Higher Education Loan Authority, Student Loan Revenue Bonds,       2/02 at 102           A       1,020,100
                  Series 1992 Subordinate Lien, 6.500%, 2/15/06 (Alternative Minimum
                  Tax)

        4,190   Missouri Higher Education Loan Authority, Student Loan Revenue Bonds,       2/04 at 102           A       4,281,677
                  Series 1994F, 6.750%, 2/15/09 (Alternative Minimum Tax)

        3,630   Health and Educational Facilities Authority of the State of Missouri,       6/04 at 102          A2       3,657,842
                Educational Facilities Revenue Bonds (University of Health Sciences
                Project), Series 1994, 6.350%, 6/01/14

                Health and Educational Facilities Authority of the State of Missouri,
                  Educational Facilities Revenue Bonds (Maryville University of
                  St. Louis Project), Series 1997:
        1,000       5.625%, 6/15/13                                                         6/07 at 101        Baa1         965,950
        1,750       5.750%, 6/15/17                                                         6/07 at 101        Baa1       1,635,550

          500   Health and Educational Facilities Authority of the State of Missouri,      11/08 at 101         AA+         409,105
                  Educational Facilities Revenue Bonds (The Washington University),
                  Series 1998A, 5.000%, 11/15/37

        1,100   Health and Educational Facilities Authority of the State of Missouri,      10/08 at 100         N/R         897,974
                  Educational Facilities Revenue Bonds (The Barstow School), Series
                  1998, 5.250%, 10/01/23

        1,000   Health and Educational Facilities Authority of the State of Missouri,       1/10 at 100          AA         963,780
                  Educational Facilities Revenue Bonds (Central Institute for the Deaf),
                  Series 1999, 5.850%, 1/01/22

          900   Health and Educational Facilities Authority of the State of Missouri,       6/08 at 102          A1         870,597
                  Educational Facilities Revenue Bonds (Stephens College Issue), Series
                  1999, 6.000%, 6/01/24

        3,375   Health and Educational Facilities Authority of the State of Missouri,       6/10 at 100        Baa1       3,359,813
                  Educational Facilities Revenue Bonds (Maryville University of
                  St. Louis Project), Series 2000, 6.750%, 6/15/30

                The Industrial Development Authority of the City of St. Louis, Industrial
                Revenue Refunding Bonds (Kiel Center Multipurpose Arena Project), Series
                1992:
          650       7.625%, 12/01/09 (Alternative Minimum Tax)                             12/02 at 102         N/R         669,403
        1,000       7.750%, 12/01/13 (Alternative Minimum Tax)                             12/02 at 102         N/R       1,034,630
          500       7.875%, 12/01/24 (Alternative Minimum Tax)                             12/02 at 102         N/R         519,700
-----------------------------------------------------------------------------------------------------------------------------------
                Healthcare - 14.8%

          415   Dent County Industrial Development Authority, Industrial Development        6/01 at 102         N/R         427,222
                  Revenue Bonds (Southeast Missouri Community Treatment Center),
                  8.500%, 6/01/12

          775   Farmington Industrial Development Authority, Revenue Bonds, Series 1992     6/01 at 102         N/R         797,824
                  (Southeast Missouri Community Treatment Center Project), 8.500%,
                  6/01/12

                The Industrial Development Authority of the County of Jackson, Health
                Care System Revenue Bonds, St. Joseph Health Center Issue, Series 1992:
        1,910       6.500%, 7/01/12                                                         7/02 at 102         AAA       1,972,209
        6,250       6.500%, 7/01/19                                                         7/02 at 102         AAA       6,353,375


                _____

                Portfolio of Investments

                May 31, 2000

   Principal                                                                            Optional Call                        Market
Amount (000)    Description                                                               Provisions*     Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                Healthcare (continued)

   $   2,565    Health and Educational Facilities Authority of the State of Missouri,     2/02 at 102           AAA    $  2,628,869
                  Health Facilities Revenue Bonds (Health Midwest), Series 1992B,
                  6.250%, 2/15/12

         555    Health and Educational Facilities Authority of the State of Missouri,    11/02 at 102          BBB+         564,052
                  Health Facilities Revenue Bonds (Heartland Health System Project),
                  Series 1992, 6.875%, 11/15/04

                Health and Educational Facilities Authority of the State of
                Missouri, Health Facilities Revenue Bonds (BJC Health System),
                Series 1994A:

       2,310      6.750%, 5/15/12                                                        No Opt. Call           Aa2       2,552,989
         650      6.500%, 5/15/20                                                         5/04 at 102           Aa2         671,931

         280    Health and Educational Facilities Authority of the State of Missouri,     5/05 at 102           Baa         264,471
                  Health Facilities Revenue Bonds (Jefferson Memorial Hospital
                  Obligated Group), Series 1995, 6.800%, 5/15/25

                Health and Educational Facilities Authority of the State of
                Missouri, Health Facilities Revenue Bonds (Freeman Health System
                Project), Series 1998:

       3,700      5.250%, 2/15/18                                                         2/08 at 102          BBB+       2,929,216
       1,675      5.250%, 2/15/28                                                         2/08 at 102          BBB+       1,241,493

         395    Health and Educational Facilities Authority of the State of Missouri,     2/06 at 102          BBB+         364,028
                  Health Facilities Revenue Bonds (Lake of the Ozarks General Hospital
                  Inc.), Series 1996, 6.500%, 2/15/21

         790    Health and Educational Facilities Authority of the State of Missouri,    11/06 at 100          BBB+         587,918
                  Health Facilities Revenue Bonds (Capital Region Medical Center),
                  Series 1998, 5.250%, 11/01/23

                Health and Educational Facilities Authority of the State of
                Missouri, Health Facilities Revenue Bonds (Lester Cox Medical
                Center), Series 1992H:

       2,650      0.000%, 9/01/17                                                        No Opt. Call           AAA         939,929
       4,740      0.000%, 9/01/21                                                        No Opt. Call           AAA       1,289,707
       6,300      0.000%, 9/01/22                                                        No Opt. Call           AAA       1,605,366

       3,000    The Industrial Development Authority of the County of Taney,              5/08 at 101          BBB+       2,271,330
                  Hospital Revenue Bonds (The Skaggs Community Hospital Association),
                  Series 1998, 5.400%, 5/15/28

                The Industrial Development Authority of the City of West Plains,
                Hospital Facilities Revenue Bonds (Ozark Medical Center), Series
                1997:

         500      5.500%, 11/15/12                                                       11/07 at 101           N/R         412,865
       2,095      5.600%, 11/15/17                                                       11/07 at 101           N/R       1,651,028
       2,230      5.650%, 11/15/22                                                       11/07 at 101           N/R       1,696,785
------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 12.5%

       1,630    The Industrial Development Authority of the City of Lees Summit,         10/09 at 100           AAA       1,584,018
                  Multifamily Housing Revenue Bonds (Crossroads of Lees Summit
                  Apartments Project), Series 1999A, 6.100%, 4/01/24
                  (Alternative Minimum Tax)

       1,995    Missouri Housing Development Commission, Housing Development              1/03 at 100           AA+       2,005,155
                  Refunding Bonds (Federally Insured Mortgage Loans), 6.600%, 7/01/24

         885    Missouri Housing Development Commission, Multifamily Housing Revenue     12/05 at 103           N/R         839,962
                  Bonds, Series 1995A (Primm Plac Apartments Project), 6.250%, 12/01/17
                  (Alternative Minimum Tax)

       1,000    Missouri Housing Development Commission, Multifamily Housing Revenue      6/08 at 100           AAA         886,450
                  Refunding Bonds (FHA-Insured Mortgage Loans), Series 1998, 5.450%,
                  6/01/28 (Alternative Minimum Tax)

       2,815    Missouri Housing Development Commission, Multifamily Housing Revenue      4/08 at 102           N/R       2,528,123
                  Bonds (The Mansion Apartments Phase II Project), Series 1999, 6.125%,
                  10/01/22 (Alternative Minimum Tax)

       2,000    Housing Authority of St. Louis County, Multifamily Housing Revenue        3/05 at 102           AAA       2,036,660
                  Refunding Bonds (Kensington Square Apartments Project), Series
                  1995, 6.650%, 3/01/20

       9,105    The Industrial Development Authority of the County of St. Louis,          8/06 at 105           AAA       9,402,096
                  Multifamily Housing Revenue Bonds, Series 1996A (GNMA Mortgage-Backed
                  - Covington Manor Apartments), 6.875%, 8/20/36 (Alternative Minimum
                  Tax)

       2,685    Industrial Development Authority of the County of St. Louis, Multifamily  1/08 at 100           AAA       2,426,864
                  Housing Revenue Refunding Bonds (Bonhomme Village Apartments Project),
                  Series 1997A, 5.450%, 1/01/28

                ___________

 Principal                                                                                      Optional Call             Market
Amount (000)  Description                                                                        Provisions*   Ratings**   Value
-----------------------------------------------------------------------------------------------------------------------------------
              Housing/Multifamily (continued)

$    500      Industrial Development Authority of the County of St. Louis, Multifamily            3/09 at 102     AAA     $  425,175
                Housing Revenue Refunding Bonds (GNMA Collateralized - Lucas Hunt Village
                Apartment Project), Series 1999A, 5.200%, 9/20/31

   1,550      The Industrial Development Authority of the County of St. Louis,                    8/08 at 102     AAA      1,382,538
                Multifamily Housing Revenue Bonds, Series 1999B (GNMA Collateralized -
                Glen Trails West Apartments Project), 5.700%, 8/20/39 (Alternative Minimum Tax)

   1,890      Land Clearance for Redevelopment Authority of the City of St. Louis,                5/03 at 102     AAA      1,891,455
                Multifamily Mortgage Refunding Bonds, Series 1993 (FHA-Insured Mortgage Loan -
                St. Louis Place Apartments), 6.250%, 8/01/27

     925     The Industrial Development Authority of University City, Revenue Refunding           8/07 at 102     Aaa        874,708
               Bonds, Series 1997A (GNMA Collateralized - River Valley Apartments),
               5.900%, 2/20/37
------------------------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 7.6%

   1,500     Greene County, Missouri, Collateralized Single Family Mortgage Revenue               No Opt. Call    AAA      1,509,000
               Bonds, Series 1996, 6.300%, 12/01/22 (Alternative Minimum Tax)

   1,475     Missouri Housing Development Commission, Single Family Mortgage Revenue              1/07 at 102     AAA      1,443,066
               Bonds (Homeownership Loan Program), 1996 Series D, 6.125%, 3/01/28
               (Alternative Minimum Tax)

     845     Missouri Housing Development Commission, Single Family Mortgage Revenue              3/07 at 105     AAA       900,398
                Bonds (Homeownership Loan Program), 1997 Series A-2, 7.300%, 3/01/28
                (Alternative Minimum Tax)

             Missouri Housing Development Commission, Single Family Mortgage
               Revenue Bonds (Homeownership Loan Program), 1995 Series B, Remarketing:
   1,900       6.375%, 9/01/20 (Alternative Minimum Tax)                                          9/06 at 102     AAA     1,911,248
   1,500       6.450%, 9/01/27 (Alternative Minimum Tax)                                          9/06 at 102     AAA     1,507,425

     455     Missouri Housing Development Commission, Single Family Mortgage Revenue              6/00 at 102     AAA       464,660
               Bonds (GNMA Mortgage-Backed Securities Program), 1990 Series B, 7.750%, 6/01/22
               (Alternative Minimum Tax)

   1,035     Missouri Housing Development Commission, Single Family Mortgage Revenue              2/01 at 102     AAA     1,055,959
               Bonds (GNMA Mortgage-Backed Securities Program), 1991 Series A, 7.375%, 8/01/23
               (Alternative Minimum Tax)

             Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds (GNMA
             Mortgage Backed Securities Program), 1994 Series A:
     295       6.700%, 12/01/07 (Alternative Minimum Tax)                                        12/04 at 102     AAA       306,623
   1,335       7.125%, 12/01/14 (Alternative Minimum Tax)                                        12/04 at 102     AAA     1,372,273
     590       7.200%, 12/01/17 (Alternative Minimum Tax)                                        12/04 at 102     AAA       607,216

     955     Missouri Housing Development Commission, Single Family Mortgage Revenue              3/08 at 105     AAA       953,510
               Bonds (Homeownership Loan Program), 1998 Series B-2, 6.400%, 3/01/29
               (Alternative Minimum Tax)

   4,000     Missouri Housing Development Commission, Single Family Mortgage Revenue              9/09 at 100     AAA     3,999,520
               Bonds (Homeownership Loan Program), 2000 Series A-1, 6.300%, 9/01/25
-----------------------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 10.9%

   4,800     The Industrial Development Authority of Kansas City, Retirement Facility            11/08 at 102     N/R     3,815,040
               Refunding and Improvement Revenue Bonds, Series 1998A (Kingswood Project),
               5.875%, 11/15/29

   1,000     The Industrial Development Authority of the City of Lees Summit, Health              8/05 at 102     N/R       990,770
               Facilities Revenue (John Knox Village Project), Series 1995, 6.625%, 8/15/13

   5,000     The Industrial Development Authority of the City of Lees Summit, Health              8/09 at 101     N/R     4,645,100
               Facilities Revenue (John Knox Village Project), Series 1999, 6.000%, 8/15/17

   3,750     Health and Educational Facilities Authority of the State of Missouri,                2/06 at 102     N/R     3,481,350
               Health Facilities Revenue Bonds (Lutheran Senior Services), Series 1996A,
               6.375%, 2/01/27
   3,500     Health and Educational Facilities Authority of the State of Missouri,                2/07 at 102     N/R     3,109,680
               Health Facilities Revenue Bonds (Lutheran Senior Services), Series 1997,
               5.875%, 2/01/23

             The Industrial Development Authority of the County of St. Louis, Refunding
             Revenue Bonds (Friendship Village of South County Project), Series 1996A:
   1,265       5.750%, 9/01/05                                                                    No Opt. Call    N/R     1,239,181
   1,800       6.250%, 9/01/10                                                                    9/06 at 102     N/R     1,720,386

                ________

                Portfolio of Investments

                May 31, 2000

   Principal                                                                         Optional Call                          Market
Amount (000)    Description                                                            Provisions*          Ratings**        Value
------------------------------------------------------------------------------------------------------------------------------------
                Long-Term Care (continued)

                The Industrial Development Authority of the County of St. Louis,
                Revenue Bonds (Bethesda Living Centers - Autumn View Gardens at
                Schuetz Road Project), Series 1998B:
       $  475     5.750%, 8/15/18                                                      8/03 at 100          N/R         $    387,239
        1,500     5.850%, 8/15/28                                                      8/08 at 102          N/R            1,187,175

        2,425   The Industrial Development Authority of the County of St. Louis,       8/05 at 104          AAA            2,361,198
                  Healthcare Facilities Revenue Bonds, Series 1995 (GNMA
                  Collateralized - Mother of Perpetual Help Project),
                  6.250%, 8/01/28
------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 1.2%

        1,000   Jefferson City School District, General Obligation Bonds, Series      No Opt. Call          Aa2            1,091,550
                  1991A, 6.700%, 3/01/11

        1,345   Pattonville R-3 School District, St. Louis County, General            No Opt. Call          AAA            1,461,881
                  Obligation Bonds, Series 2000, 6.500%, 3/01/14 (WI)
------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 14.1%

        2,285   The Public Building Corporation of the City of Branson, Leasehold     11/06 at 101          BBB            2,296,722
                  Revenue Bonds, Series

                1995 (City Hall and Fire Station Improvement Projects), 6.250%,
                  11/01/12

        1,025   Excelsior Springs School District Building Corporation, Leasehold     No Opt. Call          AAA              454,977
                  Revenue Bonds (Excelsior Springs 40 School District), Series
                  1994, 0.000%, 3/01/14

        4,440   Howard Bend Levee District (St. Louis County), Levee District          3/09 at 101          N/R            4,104,425
                Improvement Bonds, Series 1999, 5.850%, 3/01/19

        2,000   Jackson County Public Facilities Authority, Leasehold Revenue         12/04 at 100          AAA            2,034,120
                  Refunding and Improvement Bonds (Jackson County Capital
                  Improvements Project), Series 1994, 6.125%, 12/01/15

        1,200   Land Clearance for Redevelopment Authority of Kansas City, Lease      12/05 at 102          AAA            1,201,644
                  Revenue Bonds (Municipal Auditorium and Muehlebach Hotel
                  Redevelopment Project), Series 1995A, 5.900%, 12/01/18

                The City of Lake St. Louis, Certificates of Participation, Public
                  Facilities Authority, Series 1993 (Municipal Golf
                  Course Project):

          805   6.900%, 12/01/05                                                      12/02 at 103          N/R              835,188
        2,720   7.550%, 12/01/14                                                      12/02 at 103          N/R            2,828,800

        1,000   Monarch-Chesterfield Levee District (St. Louis County),                3/10 at 101          AAA              984,690
                  Levee District Improvement Bonds, Series 1999, 5.750%, 3/01/19

        1,500   Puerto Rico Highway and Transportation Authority, Highway Revenue  7/02 at 101 1/2            A            1,561,665
                  Bonds, 1992 Series V, 6.625%, 7/01/12

                Puerto Rico Highway and Transportation Authority, Highway
                Revenue Bonds, Series Y of 1996:

        1,400   5.500%, 7/01/36                                                        7/16 at 100            A            1,281,182
        4,500   5.000%, 7/01/36                                                        7/16 at 100            A            3,751,200

          750   Puerto Rico Highway and Transportation Authority, Transportation       7/10 at 101            A              738,285
                Revenue Bonds (Series B), 6.000%, 7/01/39 (WI)

        3,000   Puerto Rico Public Buildings Authority, Revenue Refunding Bonds,      No Opt. Call            A            2,871,810
                  Series L (Guaranteed by the Commonwealth of Puerto Rico),
                  5.500%, 7/01/21

                Regional Convention and Sports Complex Authority, City of St. Louis,
                Convention and Sports Facility Project and Refunding Bonds,
                Series C 1997:
        1,000     5.300%, 8/15/17                                                      8/07 at 100          AAA              937,350
        4,000     5.300%, 8/15/20                                                      8/07 at 100          AAA            3,686,160

           45   The City of St. Louis Regional Convention and Sports Complex           8/03 at 100          N/R               47,186
                  Authority, Convention and Sports Facility Project Bonds,
                  Series C of 1991, 7.900%, 8/15/21

_____
22

   Principal                                                                              Optional Call                      Market
Amount (000)    Description                                                                 Provisions*      Ratings**        Value
-----------------------------------------------------------------------------------------------------------------------------------
               Transportation - 4.3%

$      2,000   Puerto Rico Ports Authority, Special Facilities Revenue Bonds, 1996          6/06 at 102           Baa2    $1,899,300
                Series A (American Airlines, Inc. Project), 6.250%, 6/01/26
                (Alternative Minimum Tax)

       1,000   The City of St. Louis, Airport Revenue Bonds, Series 1997 (1997              7/07 at 101            AAA       866,080
                Capital Improvement Program), Lambert-St. Louis International Airport,
                5.250%, 7/01/27 (Alternative Minimum Tax)

               Land Clearance for Redevelopment Authority of the City of St. Louis,
               Tax Exempt Parking Facility Revenue Refunding and Improvement Bonds,
               Series of 1999C (LCRA Parking Facilities Project):
       1,000    7.000%, 9/01/19                                                             9/09 at 102            N/R     1,000,230
       2,400    7.050%, 9/01/24                                                             9/09 at 102            N/R     2,392,440

       3,000   The City of St. Louis, Parking Revenue Refunding Bonds, Series 1996,        12/06 at 102            AAA     2,773,170
               5.375%, 12/15/21
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 11.0%

       4,500   Cape Girardeau County, Single Family Mortgage Revenue Bonds,                No Opt. Call            Aaa     1,912,230
                Series 1983, 0.000%, 12/01/14

       1,500   Clay County Public Building Authority, Leasehold Refunding and               5/02 at 102         N/R***     1,597,800
                Improvement Revenue Bonds, Series 1992 (Paradise Pointe Golf Course
                Project), 7.625%, 5/15/14 (Pre-refunded 5/15/02)

         235   Greene County, Missouri, Single Family Mortgage Revenue Bonds, Series       No Opt. Call            Aaa        91,352
                1984, 0.000%, 3/01/16

       4,000   Kansas City, Missouri, General Improvement Airport Revenue Bonds,            9/04 at 101            AAA     4,303,280
                Series 1994B, 6.875%, 9/01/14 (Pre-refunded to 9/01/04)

         645   Kansas City Municipal Assistance Corporation, Leasehold Improvement         11/01 at 100          A3***       663,447
                Revenue Bonds, Series 1991A (Truman Medical Center Charitable
                Foundation Project), 7.000%, 11/01/09 (Pre-refunded to 11/01/01)

       2,385   The Industrial Development Authority of the City of Kirkwood,                7/02 at 102         N/R***     2,489,892
                Health Care System Revenue Bonds, St. Joseph Hospital of
                Kirkwood Issue, Series 1992, 6.500%, 7/01/12 (Pre-refunded to 7/01/02)

       1,000   Missouri Economic Development, Export and Infrastructure Board,              5/02 at 100         N/R***     1,037,860
                Industrial Development Revenue Bonds (Community Water Company Inc.
                Project), Series 1992, 7.125%, 5/01/17 (Alternative Minimum Tax)
                (Pre-refunded to 5/15/02)

         600   Health and Educational Facilities Authority of the State of Missouri,       10/04 at 101          A2***       632,046
                Educational Facilities Revenue Bonds (St. Louis University High
                School), Series 1994, 6.350%, 10/01/14 (Pre-refunded to 10/01/04)

               Industrial Development Authority of the County of St. Louis, Health Care
               Facilities Revenue Bonds, Series 1992 (Lutheran Health Care Association):
       2,565    7.375%, 2/01/14 (Pre-refunded to 2/01/02)                                   2/02 at 102         N/R***     2,708,178
       1,650    7.625%, 2/01/22 (Pre-refunded to 2/01/02)                                   2/02 at 102         N/R***     1,748,604

       1,000   Regional Convention and Sports Complex Authority, County of St. Louis,       8/03 at 100            AAA     1,057,100
                Convention and Sports Facility Project Bonds, Series 1991B, 7.000%,
                8/15/11 (Pre-refunded to 8/15/03)

       1,295   Land Clearance for Redevelopment Authority of the City of St. Louis,         7/00 at 102         N/R***     1,323,632
                Lease Revenue Bonds, Series 1992 (Station East Redevelopment
                Project), 7.750%, 7/01/21 (Pre-refunded to 7/01/00)

       1,975   City of St. Louis, Missouri, Parking Revenue Bonds, Series 1992, 6.625%,    12/02 at 102         AA-***     2,078,115
                12/15/21 (Pre-refunded to 12/15/02)

         955   Regional Convention and Sports Complex Authority, City of St. Louis,         8/03 at 100            Aaa     1,034,838
               Convention and Sports Facility Bonds, Series 1991C, 7.900%, 8/15/21
               (Pre-refunded to 8/15/03)

         445   The Board of Education of the City of St. Louis, General Obligation         10/01 at 102            AAA       464,482
               School Building Bonds, Series 1991, 6.750%, 4/01/11 (Pre-refunded to 10/01/01)
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 1.8%

       1,400   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series O,        No Opt. Call            AAA       521,066
                0.000%, 7/01/17

       2,000   City of Sikeston, Missouri, Electric System Revenue Bonds, 1992 Series,     No Opt. Call            AAA     2,125,400
                6.200%, 6/01/10

       1,070   City of Sikeston, Missouri, Electric System Revenue Refunding Bonds, 1996   No Opt. Call            AAA     1,119,102
                Series, 6.000%, 6/01/14

_________
23

                       Portfolio of Investments

                       May 31, 2000

   Principal                                                                                Optional Call                     Market
Amount (000)     Description                                                                 Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                 Water and Sewer - 3.4%

    $    400     East Central Missouri Water and Sewer Authority, St. Charles County,        8/00 at 100       N/R      $    401,536
                  Water System Refunding Revenue Bonds, Series 1992 (St. Charles County
                  Public Water Supply District No. 2 Project), 7.000%, 8/01/08

       1,635     Missouri State Environmental Improvement and Energy Resources Authority,    4/09 at 100        AA         1,566,804
                  Water Facilities Refunding Revenue Bonds (Tri-County Water Authority
                  Project), Series 1999, 6.000%, 4/01/22

       1,600     State Environmental Improvement and Energy Resources Authority, Water      12/01 at 102       Aaa         1,668,368
                  Pollution Control Revenue Bonds (State Revolving Fund Program - Multiple
                  Participants), Series 1991A, 6.875%, 6/01/14

       2,000     State Environmental Improvement and Energy Resources Authority, Water       7/02 at 102       Aaa         2,084,260
                  Pollution Control Revenue Bonds (State Revolving Fund Program - Multiple
                  Participants), Series 1992A, 6.550%, 7/01/14

         600     State Environmental Improvement and Energy Resources Authority, Water       7/04 at 102       Aaa           641,988
                  Pollution Control Revenue Bonds (State Revolving Fund Program - Multiple
                  Participants), Series 1994B, 7.200%, 7/01/16

         595     State Environmental Improvement and Energy Resources Authority, Water      10/00 at 102       Aaa           610,553
                  Pollution Control Revenue Bonds (State Revolving Fund Program - City of
                  Springfield Project), Series 1990A, 7.000%, 10/01/10

         125     City of Osceola, Missouri, Sewer System Refunding and Improvement          11/00 at 100       N/R           125,206
                  Revenue Bonds, Series 1989, 8.000%, 11/01/09
------------------------------------------------------------------------------------------------------------------------------------
    $226,575     Total Investments (cost $210,861,266) - 97.6%                                                           205,066,055
============------------------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - 2.4%                                                                      5,040,305
                 -------------------------------------------------------------------------------------------------------------------
                 Net Assets - 100%                                                                                      $210,106,360
                 ===================================================================================================================

* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings (not covered by the report of independent public accountants):
     Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated. (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.

______
24

                Portfolio of Investments

                Nuveen Flagship Wisconsin Municipal Bond Fund
                May 31, 2000

 Principal                                                                                  Optional Call                     Market
Amount (000)     Description                                                                 Provisions*     Ratings**         Value
------------------------------------------------------------------------------------------------------------------------------------
                 Capital Goods - 0.7%

   $     300      Community Development Authority of Village of Menomomee Falls,                3/01 at 103         N/R  $   284,793
                  Development Revenue Bonds, Series 1996 (Herker Industries, Inc.
                  Project), 5.250%, 3/01/08 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                 Consumer Staples - 2.3%

       1,000     Redevelopment Authority of the City of Green Bay, Industrial                 No Opt. Call        Baa2       873,270
                  Development Revenue Bonds, Series 1999 (Fort James Project),
                  5.600%, 5/01/19
------------------------------------------------------------------------------------------------------------------------------------
                 Education and Civic Organizations - 6.3%

         475     Housing Authority of the City of Ashland, Student Housing Revenue             4/08 at 100         Aa3       406,196
                  Bonds, Series 1998 (Northland College Project), 5.100%, 4/01/18

         500     Community Development Authority of the City of Madison, Fixed Rate           11/06 at 102         AA-       435,985
                  Development Revenue Bonds, Series 1998A (Fluno Center
                  Project), 5.000%, 11/01/20

         500     Redevelopment Authority of the City of Milwaukee, Revenue Refunding          10/07 at 102         AAA       461,480
                  Bonds, Series 1999B (Milwaukee School of Engineering
                  Project), 5.000%, 10/01/17

         300     Redevelopment Authority of the City of Milwaukee, Revenue Bonds,              6/09 at 102          A1       253,863
                  Series A (Young Women's Christian Association of Greater Milwaukee),
                  5.300%, 6/01/29

         370     Puerto Rico Industrial, Tourist, Educational, Medical and Environmental       2/09 at 101         BBB       314,681
                  Control Facilities Financing Authority, Higher Education Revenue Bonds,
                  Series 1999 (Ana G. Mendez University System Project), 5.375%, 2/01/29

         600     University of Puerto Rico, University System Revenue Bonds, Series M,     6/05 at 101 1/2         AAA       542,466
                  5.250%, 6/01/25
------------------------------------------------------------------------------------------------------------------------------------
                 Healthcare - 5.2%

         500     Puerto Rico Industrial, Tourist, Educational, Medical and Environmental       1/05 at 102         AAA       507,635
                  Control Facilities Financing Authority, Hospital Revenue Bonds, 1995
                  Series A (Hospital Auxilio Mutuo Obligated Group Project), 6.250%,
                  7/01/24

         450     Puerto Rico Industrial, Tourist, Educational, Medical and Environmental   8/05 at 101 1/2         AAA       457,641
                  Control Facilities Financing Authority, Hospital Revenue Refunding Bonds,
                  1995 Series A (FHA-Insured Mortgage Pila Hospital Project), 5.875%,
                  8/01/12

       1,000     Puerto Rico Industrial, Tourist, Educational, Medical and Environmental      11/10 at 101          AA     1,040,540
                  Control Facilities Financing Authority, Hospital Revenue Bonds, 2000
                  Series A (Hospital de la Concepcion Project), 6.500%, 11/15/20 (WI)
------------------------------------------------------------------------------------------------------------------------------------
                 Housing/Multifamily - 9.4%

                 Housing Authority of Dane County, Multifamily Housing Revenue Bonds
                 (Forest Harbor Apartments Project):
          25      5.900%, 7/01/12                                                              7/02 at 102         N/R        24,828
          50      5.950%, 7/01/13                                                              7/02 at 102         N/R        49,193
          50      6.000%, 7/01/14                                                              7/02 at 102         N/R        48,926

         675     Kenosha Housing Authority, GNMA Collateralized Multifamily Housing            5/08 at 102         N/R       670,262
                  Revenue Bonds, Series 2000A (Villa Ciera Project), 5.900%, 11/20/30

       1,000     Community Development Authority of the City of Madison, Multifamily           9/06 at 102         AAA       887,470
                  Housing Revenue Refunding Bonds, Series 1999A (Greentree Glen
                  Project), 5.500%, 9/20/29 (Alternative Minimum Tax)

         200     Redevelopment Authority of the City of Milwaukee, Multifamily Housing         8/07 at 102         N/R       193,094
                  Revenue Bonds, Series 1993 (FHA-Insured Mortgage Loan - City Hall
                  Square Apartments Project), 6.000%, 8/01/22 (Alternative Minimum Tax)

         500     Housing Authority of the City of Sheboygan, Multifamily Revenue               5/06 at 102         AAA       423,190
                  Refunding Bonds, Series 1998A (Lake Shore Apartments),
                  5.100%, 11/20/26

         300     Walworth County Housing Authority, Housing Revenue Bonds, Series 1997         9/05 at 102         N/R       276,600
                  (FHA-Insured Mortgage Loan - Kiwanis Heritage, Inc. Senior Apartments
                  Project), 5.550%, 9/01/22

          ______

                Portfolio of Investments

                May 31, 2000

  Principal                                                                           Optional Call                         Market
Amount (000)    Description                                                             Provisions*      Ratings**           Value
----------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily (continued)

                Housing Authority of the City of Waukesha, Multifamily Housing
                Revenue Refunding Bonds, Series 1996A (GNMA Collateralized
                Mortgage Loan - Westgrove Woods Project):
$       350       5.800%, 12/01/18 (Alternative Minimum Tax)                                12/06 at 102       AAA     $   336,203
        750       6.000%, 12/01/31 (Alternative Minimum Tax)                                12/06 at 102       AAA         720,338
----------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 0.8%

        195     Puerto Rico Housing Bank and Finance Agency, Affordable Housing              4/05 at 102       AAA         192,898
                  Mortgage Subsidy Program, Single Family Mortgage Revenue Bonds,
                  Portfolio I, 6.250%, 4/01/29 (Alternative Minimum Tax)

        115     Virgin Islands Housing Finance Authority, Single Family Mortgage             3/05 at 102       AAA         116,048
                  Revenue Refunding Bonds (GNMA Mortgage-Backed Securities Program),
                  1995 Series A, 6.450%, 3/01/16 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
                Long-Term Care - 4.2%

                Housing Authority of Sheboygan County, Housing Revenue Refunding
                Bonds (Rocky Knoll Health Center Project), Series 1994:

        150       5.300%, 12/01/17                                                          12/04 at 100        A1         128,342
        195       5.300%, 12/01/18                                                          12/04 at 100        A1         165,105
        395       5.300%, 12/01/19                                                          12/04 at 100        A1         330,587

      1,120     Waukesha County Housing Authority, Housing Revenue Refunding Bonds,         12/03 at 102       N/R         982,374
                  Series 1998 (The Arboretum Project), 5.250%, 12/01/21
                  (Alternative Minimum Tax) (Optional put 12/01/12)
----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 1.0%

        250     Government of Guam, General Obligation Bonds, Series 1993A, 5.400%,         11/03 at 102      BBB-         214,865
                11/15/18

        200     Commonwealth of Puerto Rico, Public Improvement Refunding Bonds,             7/08 at 101         A         170,410
                  Series 1998 (General Obligation Bonds), 5.000%, 7/01/26
----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 56.0%

                Community Development Authority of the Village of Ashwaubenon,
                Lease Revenue Bonds, Series 1999A (Arena Project):
        500       5.700%, 6/01/24                                                            6/09 at 100       Aa2         478,300
      1,500       5.800%, 6/01/29                                                            6/09 at 100       Aa2       1,444,065

      1,500     Community Development Authority of the City of Cudahy, Redevelopment         6/06 at 100       N/R       1,493,445
                  Lease Revenue Bonds, Series 1995, 6.000%, 6/01/11

      1,000     Redevelopment Authority of the Village of De Forest, Redevelopment           2/08 at 100       N/R         861,160
                  Lease Revenue Bonds, Series 1999B, 5.100%, 2/01/18

      1,500     Community Development Authority of the City of Glendale, Community           9/08 at 100       N/R       1,374,255
                  Development Lease Revenue Bonds, Series 1998A, 5.400%, 9/01/18

                Redevelopment Authority of the City of Green Bay, Lease Revenue
                Bonds, Series 1999A (Convention Center Project):
      1,500       5.250%, 6/01/24                                                            6/09 at 100       Aa2       1,364,070
      2,000       5.100%, 6/01/29                                                            6/09 at 100       Aa2       1,749,820

        500     Community Development Authority of the Village of Jackson, Community        12/09 at 100       N/R         430,700
                  Development Revenue Refunding Bonds, Series 1999, 5.100%, 12/01/17

        300     Community Development Authority of the City of Madison, Lease Revenue        3/05 at 100       Aa2         306,801
                  Bonds, Series 1995 (Monona Terrace Community and Convention
                  Center Project), 6.100%, 3/01/10

        200     Puerto Rico Aqueduct and Sewer Authority, Refunding Bonds, Series 1995   7/06 at 101 1/2         A         182,080
                  (Guaranteed by the Commonwealth of Puerto Rico), 5.000%, 7/01/15

        320     Puerto Rico Highway and Transportation Authority, Highway Revenue        7/02 at 101 1/2         A         333,155
                  Bonds, 1992 Series V, 6.625%, 7/01/12

        700     Puerto Rico Highway and Transportation Authority, Transportation             7/08 at 101         A         578,158
                  Revenue Bonds, Series A, 5.000%, 7/01/38

      2,000     Puerto Rico Highway and Transportation Authority, Transportation             7/10 at 101         A       2,113,160
                  Revenue Bonds, Series B, 6.500%, 7/01/27 (WI)

        600     Puerto Rico Public Buildings Authority, Public Education and Health      7/03 at 101 1/2         A         600,096
                  Facilities Refunding Bonds, Series M (Guaranteed by the
                  Commonwealth of Puerto Rico), 5.750%, 7/01/15

                _______

   Principal                                                                              Optional Call                     Market
Amount (000)   Description                                                                 Provisions*      Ratings**        Value
------------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited (continued)

$    2,500     Puerto Rico Public Buildings Authority, Revenue Refunding Bonds, Series      No Opt. Call       A       $  2,393,175
                L (Guaranteed by the Commonwealth of Puerto Rico), 5.500%, 7/01/21

               Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue
                Bonds, Series 1997:

     1,390     0.000%, 12/15/27                                                             No Opt. Call     AAA            250,256
     1,000     0.000%, 12/15/29                                                             No Opt. Call     AAA            158,230

       500     Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue   No Opt. Call     AAA            473,650
               Refunding Bonds, Series 1998A, 5.500%, 12/15/26


     1,000     Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue   12/04 at 100     AAA            995,220
                Bonds, Series 1999, 6.100%, 12/15/29


       375     Waterfront Redevelopment Authority of the City of Sturgeon Bay,              10/08 at 100     N/R            312,517
                Redevelopment Lease Revenue Bonds, Series 1998A, 5.200%, 10/01/21

               Community Development Authority of the Village of Sturtevant,
               Redevelopment Lease Revenue Refunding Bonds, Series 1999:
       775      4.700%, 12/01/11                                                            12/08 at 100     N/R            675,831
       335      4.800%, 12/01/12                                                            12/08 at 100     N/R            292,157

       600     Virgin Islands Public Finance Authority, Revenue and Refunding Bonds         10/08 at 101    BBB-            530,754
                (Virgin Islands Matching Fund Loan Notes), Series 1998A (Senior
                Lien/Refunding), 5.625%, 10/01/25

       500     Wauwatosa Redevelopment Authority, Milwaukee County, Lease Revenue           12/07 at 100     AAA            492,365
                Bonds, Series 1997, 5.650%, 12/01/16

     1,000     Wisconsin Center District, Senior Dedicated Tax Revenue Bonds, Series        No Opt. Call     AAA            346,220
                1996A, 0.000%, 12/15/17

               Wisconsin Center District, Junior Dedicated Tax Revenue Refunding Bonds,
                Series 1999:
     1,000      5.250%, 12/15/23                                                            No Opt. Call     AAA            913,690
       500      5.250%, 12/15/27                                                            No Opt. Call     AAA            451,930
------------------------------------------------------------------------------------------------------------------------------------
               Transportation - 2.5%

     1,000     Puerto Rico Ports Authority, Special Facilities Revenue Bonds, 1996 Series    6/06 at 102    Baa2            949,650
                A (American Airlines, Inc. Project), 6.250%, 6/01/26 (Alternative
                Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 8.7%

       145     Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 1994-T,     7/04 at 102     AAA            156,011
                6.375%, 7/01/24  (Pre-refunded to 7/01/04)

       125     Puerto Rico Telephone Authority, Revenue Refunding Bonds, Series M,       1/03 at 101 1/2     AAA            128,779
                5.400%, 1/01/08 (Pre-refunded to 1/01/03)

               Southeast Wisconsin Professional Baseball Park District, Sales Tax
                Revenue Bonds, Series 1996:
       225      5.650%, 12/15/16 (Pre-refunded to 3/13/07)                                   3/07 at 101     AAA            231,320
     1,600      5.800%, 12/15/26 (Pre-refunded to 3/13/07)                                   3/07 at 101     AAA          1,662,928

       150     Redevelopment Authority of the City of Superior, Revenue Bonds, Series        5/02 at 102   AA***            154,326
                1994 (Superior Memorial Hospital Inc. - FHA-Insured Mortgage Loan),
                5.600%, 11/01/07 (Pre-refunded to 5/01/02)

     1,000     Wisconsin Center District, Junior Dedicated Tax Revenue Bonds, Series        12/06 at 101     AAA          1,035,950
                1996B, 5.700%, 12/15/20  (Pre-refunded to 12/15/06)

_________
27

                    Portfolio of Investments

                    May 31, 2000

   Principal                                                                                Optional Call                    Market
Amount (000)  Description                                                                    Provisions*     Ratings**        Value
-----------------------------------------------------------------------------------------------------------------------------------
              Utilities - 3.7%
  $     315   Guam Power Authority, Revenue Bonds, 1992 Series A, 6.300%, 10/01/22          10/02 at 102       AAA      $   331,893
      1,085   Guam Power Authority, Revenue Bonds, 1993 Series A, 5.250%, 10/01/23          10/03 at 102       AAA          979,017
        115   Puerto Rico Electric Power Authority, Power Revenue Bonds,
               Series T, 6.000%, 7/01/16                                                     7/04 at 102      BBB+          116,247
-----------------------------------------------------------------------------------------------------------------------------------
  $  43,870   Total Investments (cost $41,285,662) - 100.8%                                                              38,850,664
==============---------------------------------------------------------------------------------------------------------------------
              Other Assets Less Liabilities - (0.8)%                                                                       (317,744)
              ---------------------------------------------------------------------------------------------------------------------
              Net Assets - 100%                                                                                         $38,532,920
              =====================================================================================================================


* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings (not covered by the report of independent public accountants):
     Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

(WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.

______
28

        Statement of Net Assets
        May 31, 2000

                                                                            Kansas             Missouri           Wisconsin
---------------------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value                $  101,289,327     $    205,066,055      $   38,850,664
Cash                                                                     3,040,146            3,851,425           1,938,208
Receivables:
   Interest                                                              1,701,128            3,910,613             790,173
   Investments sold                                                          5,130              225,200             194,252
   Shares sold                                                              38,574               66,815              70,426
Other assets                                                                   498                3,542                 943
---------------------------------------------------------------------------------------------------------------------------
     Total assets                                                      106,074,803          213,123,650          41,844,666
---------------------------------------------------------------------------------------------------------------------------
Liabilities
Payables:
   Investments purchased                                                 6,778,803            2,177,931           3,123,966
   Shares redeemed                                                         175,578              233,381              14,090
Accrued expenses:
   Management fees                                                          46,050               97,053              15,528
   12b-1 distribution and service fees                                      22,576               43,532              10,974
   Other                                                                    51,551               80,587              56,147
Dividends payable                                                          186,166              384,806              91,041
---------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                                   7,260,724            3,017,290           3,311,746
---------------------------------------------------------------------------------------------------------------------------
Net assets                                                          $   98,814,079     $    210,106,360      $   38,532,920
===========================================================================================================================
Class A Shares
Net assets                                                          $   86,460,133     $    194,270,714      $   30,145,648
Shares outstanding                                                       9,059,146           19,087,185           3,261,541
Net asset value and redemption price per share                      $         9.54     $          10.18      $         9.24
Offering price per share (net asset value per share plus
  maximum sales charge of 4.20% of offering price)                  $         9.96     $          10.63      $         9.65
===========================================================================================================================
Class B Shares
Net assets                                                          $    5,360,811     $      5,164,504      $    3,976,704
Shares outstanding                                                         565,257              507,546             428,936
Net asset value, offering and redemption price per share            $         9.48     $          10.18      $         9.27
===========================================================================================================================
Class C Shares
Net assets                                                          $    5,632,994     $     10,228,927      $    4,365,824
Shares outstanding                                                         589,095            1,005,595             471,285
Net asset value, offering and redemption price per share            $         9.56     $          10.17      $         9.26
===========================================================================================================================
Class R Shares
Net assets                                                          $    1,360,141     $        442,215      $       44,744
Shares outstanding                                                         141,823               43,449               4,822
Net asset value, offering and redemption price per share            $         9.59     $          10.18      $         9.28
===========================================================================================================================

                                 See accompanying notes to financial statements.
____
29

     Statement of Operations
     Year Ended May 31, 2000

                                                                                 Kansas              Missouri            Wisconsin
----------------------------------------------------------------------------------------------------------------------------------
Investment Income                                                        $    6,987,418          $ 14,359,755         $  2,136,761
----------------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                                 633,115             1,258,134              208,401
12b-1 service fees - Class A                                                    203,754               427,130               60,040
12b-1 distribution and service fees - Class B                                    57,974                50,683               37,526
12b-1 distribution and service fees - Class C                                    44,910                88,840               28,784
Shareholders' servicing agent fees and expenses                                 166,213               299,567               56,312
Custodian's fees and expenses                                                    58,812                75,636               46,920
Trustees' fees and expenses                                                       4,266                 7,702                1,301
Professional fees                                                                 2,841                 7,377                6,918
Shareholders' reports - printing and mailing expenses                            54,635                73,282               20,056
Federal and state registration fees                                              12,494                15,805               15,728
Other expenses                                                                    7,892                10,594                  995
----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement          1,246,906             2,314,750              482,981
   Custodian fee credit                                                          (7,753)              (16,157)              (3,620)
   Expense reimbursement                                                         (6,917)                   --              (47,420)
----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                  1,232,236             2,298,593              431,941
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         5,755,182            12,061,162            1,704,820
----------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investment transactions                        (1,856,917)           (2,020,468)            (477,769)
Net change in unrealized appreciation or depreciation of investments         (9,891,964)          (19,301,987)          (3,230,901)
----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                            (11,748,881)          (21,322,455)          (3,708,670)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                    $   (5,993,699)         $ (9,261,293)        $ (2,003,850)
==================================================================================================================================

___                              See accompanying notes to financial statements.
30

                      Statement of Changes in Net Assets



                                                         Kansas                        Missouri                   Wisconsin
                                              ----------------------------  ---------------------------  ---------------------------
                                                Year Ended     Year Ended     Year Ended     Year Ended    Year Ended    Year Ended
                                                   5/31/00        5/31/99        5/31/00        5/31/99       5/31/00       5/31/99
------------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                         $  5,755,182  $    5,613,417  $ 12,061,162   $ 12,319,943   $ 1,704,820   $ 1,433,507
Net realized gain (loss) from investment
  transactions                                  (1,856,917)        392,767    (2,020,468)       932,600      (477,769)       31,594
Net change in unrealized appreciation or
  depreciation of investments                   (9,891,964)     (1,874,001)  (19,301,987)    (3,631,812)   (3,230,901)     (354,954)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
  operations                                    (5,993,699)      4,132,183    (9,261,293)     9,620,731    (2,003,850)    1,110,147
------------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From undistributed net investment income:
     Class A                                    (5,121,797)     (5,236,017)  (11,141,958)   (11,626,924)   (1,391,257)   (1,227,494)
     Class B                                      (259,717)       (199,683)     (236,092)      (155,720)     (151,936)     (104,859)
     Class C                                      (267,160)       (171,237)     (550,719)      (531,389)     (155,424)      (97,280)
     Class R                                       (58,522)         (8,514)      (23,125)        (4,200)       (4,000)       (3,847)
From accumulated net realized gains from
     investment transactions:
     Class A                                            --              --      (180,545)            --       (21,301)           --
     Class B                                            --              --        (4,669)            --        (2,734)           --
     Class C                                            --              --       (10,309)            --        (2,580)           --
     Class R                                            --              --          (388)            --           (71)           --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions
  to shareholders                               (5,707,196)     (5,615,451   (12,147,805)   (12,318,233)   (1,729,303)   (1,433,480)
------------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                19,554,426      31,570,124    20,575,977     30,981,161     9,278,100    10,740,181
Net proceeds from shares issued to
  shareholders due to reinvestment of
  distributions                                  2,362,345       2,397,854     4,893,389      5,097,764     1,090,876       960,959
------------------------------------------------------------------------------------------------------------------------------------
                                                21,916,771      33,967,978    25,469,366     36,078,925    10,368,976    11,701,140
Cost of shares redeemed                        (37,887,663)    (13,183,041)  (51,574,976)   (22,186,899)   (4,679,549)   (2,401,689)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  from Fund share transactions                 (15,970,892)     20,784,937   (26,105,610)    13,892,026     5,689,427     9,299,451
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets          (27,671,787)     19,301,669   (47,514,708)    11,194,524     1,956,274     8,976,118
Net assets at the beginning of year            126,485,866     107,184,197   257,621,068    246,426,544    36,576,646    27,600,528
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                 $ 98,814,079  $4,126,485,866  $210,106,360   $257,621,068   $38,532,920   $36,576,646
====================================================================================================================================
Balance of undistributed net investment
  income at the end of year                   $     48,398  $          412  $    114,337   $      5,069   $     3,150   $       947
====================================================================================================================================



__________                       See accompanying notes to financial statements.
31

Notes to Financial Statements


1. General Information and Significant Accounting Policies
The Nuveen Flagship Multistate Trust IV (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship Kansas Municipal Bond Fund ("Kansas"), the Nuveen Flagship Missouri Municipal Bond Fund ("Missouri") and the Nuveen Flagship Wisconsin Municipal Bond Fund ("Wisconsin") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 2000, Kansas, Missouri and Wisconsin had outstanding when-issued purchase commitments of $6,778,803, $2,177,931 and $3,123,966, respectively.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Funds intend to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 2000, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

____
32

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances, or by specified classes of shareholders.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended May 31, 2000.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares
Transactions in Fund shares were as follows:

                                                                                                Kansas
                                                                      ----------------------------------------------------------
                                                                              Year Ended                      Year Ended
                                                                                5/31/00                         5/31/99
                                                                      --------------------------      --------------------------
                                                                         Shares         Amount           Shares        Amount
--------------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                                             1,507,689   $ 15,241,284         2,070,976  $  22,111,543
  Class B                                                                79,805        789,360           338,463      3,592,058
  Class C                                                               222,627      2,197,281           485,599      5,195,815
  Class R                                                               134,165      1,326,501            63,074        670,708

Shares issued to shareholders due to reinvestment of distributions:

  Class A                                                               213,525      2,107,243           204,225      2,180,079
  Class B                                                                11,564        113,298            11,758        124,503
  Class C                                                                14,018        138,819             8,496         90,854
  Class R                                                                   301          2,985               225          2,418
--------------------------------------------------------------------------------------------------------------------------------
                                                                      2,183,694     21,916,771         3,182,816     33,967,978
--------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:

  Class A                                                            (3,443,748)   (33,609,519)       (1,133,132)   (12,087,524)
  Class B                                                              (149,143)    (1,440,844)          (34,327)      (362,189)
  Class C                                                              (234,477)    (2,284,078)          (68,688)      (732,197)
  Class R                                                               (56,973)      (553,222)             (104)        (1,131)
--------------------------------------------------------------------------------------------------------------------------------
                                                                     (3,884,341)   (37,887,663)       (1,236,251)   (13,183,041)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                              (1,700,647)  $(15,970,892)        1,946,565  $  20,784,937
================================================================================================================================

____
33

                                                                                               Missouri
                                                                     -----------------------------------------------------------
                                                                               Year Ended                    Year Ended
                                                                                5/31/00                        5/31/99
                                                                     ---------------------------    ----------------------------
                                                                       Shares            Amount         Shares       Amount
--------------------------------------------------------------------------------------------------------------------------------
Shares sold:
   Class A                                                            1,628,096     $   17,199,446     2,059,573   $  23,245,894
   Class B                                                              108,880          1,149,216       347,008       3,910,407
   Class C                                                              204,033          2,143,915       305,854       3,443,979
   Class R                                                                7,847             83,400        33,982         380,881

Shares issued to shareholders due to reinvestment of distributions:
   Class A                                                              435,828          4,587,139       415,813       4,695,252
   Class B                                                                9,242             97,108         9,733         109,725
   Class C                                                               19,257            202,833        25,897         291,783
   Class R                                                                  598              6,309            89           1,004
--------------------------------------------------------------------------------------------------------------------------------
                                                                      2,413,781         25,469,366     3,197,949      36,078,925
--------------------------------------------------------------------------------------------------------------------------------

Shares redeemed:
   Class A                                                           (4,424,031)       (46,242,665)   (1,812,770)    (20,424,817)
   Class B                                                              (86,351)          (895,197)      (30,293)       (338,255)
   Class C                                                             (427,653)        (4,433,319)     (124,260)     (1,397,146)
   Class R                                                                 (370)            (3,795)       (2,376)        (26,681)
--------------------------------------------------------------------------------------------------------------------------------
                                                                     (4,938,405)       (51,574,976    (1,969,699)    (22,186,899)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                              (2,524,624)    $  (26,105,610     1,228,250   $  13,892,026
================================================================================================================================

                                                                                              Wisconsin
                                                                     -----------------------------------------------------------
                                                                               Year Ended                    Year Ended
                                                                                5/31/00                        5/31/99
                                                                     ---------------------------    ----------------------------
                                                                       Shares            Amount         Shares       Amount
--------------------------------------------------------------------------------------------------------------------------------
Shares sold:
   Class A                                                           $  659,994       6,363,307       608,036    $   6,270,838
   Class B                                                               87,325         842,656       210,301        2,185,117
   Class C                                                              218,789       2,071,829       215,001        2,223,917
   Class R                                                                   33             308         5,783           60,309

Shares issued to shareholders due to reinvestment of distributions:
   Class A                                                               94,935         905,114        79,265          821,500
   Class B                                                                7,208          69,002         6,147           63,822
   Class C                                                               11,768         112,454         6,933           72,025
   Class R                                                                  449           4,306           347            3,612
--------------------------------------------------------------------------------------------------------------------------------
                                                                      1,080,501      0,368, 976     1,131,813       11,701,140
--------------------------------------------------------------------------------------------------------------------------------

Shares redeemed:
   Class A                                                             (357,250)     (3,363,693)     (188,176)      (1,949,001)
   Class B                                                              (36,619)       (344,944)      (27,493)        (285,123)
   Class C                                                              (97,550)       (915,013)      (16,267)        (167,457)
   Class R                                                               (6,109)        (55,899)          (11)            (108)
--------------------------------------------------------------------------------------------------------------------------------
                                                                       (497,528)     (4,679,549)     (231,947)      (2,401,689)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                              $  582,973       5,689,427       899,866    $   9,299,451
================================================================================================================================

3. Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on July 3, 2000, to shareholders of record on June 9, 2000, as follows:

                                                                       Kansas                 Missouri         Wisconsin
--------------------------------------------------------------------------------------------------------------------------------
Dividend per share:
   Class A                                                           $ .0410                  $ .0455            $ .0365
   Class B                                                             .0350                    .0390              .0305
   Class C                                                             .0365                    .0405              .0320
   Class R                                                             .0430                    .0470              .0380
================================================================================================================================

______
34

4. Securities Transactions
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities for the fiscal year ended May 31, 2000, were as follows:

                                                                Kansas          Missouri          Wisconsin
-------------------------------------------------------------------------------------------------------------------
Purchases:
     Long-term municipal securities                         $ 61,358,106      $ 46,937,087       $16,343,068
     Short-term municipal securities                           6,795,000         5,100,000         1,500,000
Sales and maturities:
     Long-term municipal securities                           73,770,654        75,641,570         9,621,490
     Short-term municipal securities                           6,795,000         5,100,000         1,500,000
===================================================================================================================
At May 31, 2000, the identified cost of investments owned for federal income tax purposes were as follows:

                                                                Kansas          Missouri          Wisconsin
-------------------------------------------------------------------------------------------------------------------
                                                            $105,941,617      $212,034,266       $41,665,901
===================================================================================================================
At May 31, 2000, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                Kansas          Missouri          Wisconsin
-------------------------------------------------------------------------------------------------------------------
2003                                                        $  4,239,199      $          -       $         -
2004                                                                   -                 -                 -
2005                                                                   -                 -                 -
2006                                                                   -                 -                 -
2007                                                                   -                 -                 -
2008                                                             671,721           856,804            97,530
-------------------------------------------------------------------------------------------------------------------
                                                            $  4,910,920      $    856,804       $    97,530
===================================================================================================================

5. Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at
May 31, 2000, were as follows:

                                                                Kansas          Missouri          Wisconsin
-------------------------------------------------------------------------------------------------------------------
Gross unrealized:
     appreciation                                           $  1,278,287      $  3,169,795       $   197,088
     depreciation                                             (5,930,577)      (10,138,006)       (3,012,325)
-------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)                  $ (4,652,290)     $ (6,968,211)      $(2,815,237)
===================================================================================================================



6. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets                               Management Fee
--------------------------------------------------------------------------------
For the first $125 million                                .5500 of 1%
For the next $125 million                                 .5375 of 1
For the next $250 million                                 .5250 of 1
For the next $500 million                                 .5125 of 1
For the next $1 billion                                   .5000 of 1
For net assets over $2 billion                            .4750 of 1
================================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

______________
35

During the fiscal year ended May 31, 2000, John Nuveen & Co. Incorporated (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                                                           Kansas         Missouri       Wisconsin
----------------------------------------------------------------------------------------------------------------------------------
Sales charges collected                                                $      87,684    $     197,431   $     69,823
Paid to authorized dealers                                                    87,684          191,626         69,823
==================================================================================================================================

During the fiscal year ended May 31, 2000, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                                                           Kansas         Missouri       Wisconsin
----------------------------------------------------------------------------------------------------------------------------------
Commission advances                                                    $     100,231    $     105,515   $     99,913
==================================================================================================================================

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 2000, the Distributor retained such 12b-1 fees as follows:

                                                                           Kansas         Missouri       Wisconsin
----------------------------------------------------------------------------------------------------------------------------------
12b-1 fees retained                                                    $      74,894    $      58,148   $     44,312
==================================================================================================================================

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 2000, as follows:

                                                                           Kansas         Missouri       Wisconsin
----------------------------------------------------------------------------------------------------------------------------------
CDSC retained                                                          $      62,454    $      23,983   $     20,099
==================================================================================================================================

7. Composition of Net Assets
At May 31, 2000, the Funds had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                           Kansas         Missouri       Wisconsin
----------------------------------------------------------------------------------------------------------------------------------
Capital paid-in                                                        $ 108,328,891    $ 217,817,038   $ 41,442,537
Balance of undistributed net investment income                                48,398          114,337          3,150
Accumulated net realized gain (loss) from investment transactions         (6,096,115)      (2,029,804)      (477,769)
Net unrealized appreciation (depreciation) of investments                 (3,467,095)      (5,795,211)    (2,434,998)
----------------------------------------------------------------------------------------------------------------------------------
Net assets                                                             $  98,814,079    $ 210,106,360   $ 38,532,920
==================================================================================================================================


____________
36

                Financial Highlights

                Selected data for a share outstanding throughout each period:

Class (Inception Date)

                                  Investment Operations                Less Distributions
                            ----------------------------------  -------------------------------



KANSAS**                                       Net
                                         Realized/
                                        Unrealized
                 Beginning       Net       Invest-                   Net                           Ending
                       Net   Invest-          ment               Invest-                              Net
Year Ended           Asset      ment          Gain                  ment   Capital                  Asset         Total
May 31,              Value    Income        (Loss)      Total     Income     Gains       Total      Value    Return (a)
------------------------------------------------------------------------------------------------------------------------
Class A (1/92)
        2000       $ 10.49     $ .50       $ (.96)    $ (.46)    $ (.49)     $  --     $ (.49)     $ 9.54        (4.38)%
        1999         10.60       .51         (.11)       .40       (.51)        --       (.51)      10.49         3.81
        1998         10.19       .52          .41        .93       (.52)        --       (.52)      10.60         9.32
        1997          9.83       .53          .36        .89       (.53)        --       (.53)      10.19         9.21
        1996         10.01       .54         (.18)       .36       (.54)        --       (.54)       9.83         3.63

Class B (2/97)
        2000         10.43       .42         (.95)      (.53)      (.42)        --       (.42)       9.48        (5.14)
        1999         10.54       .43         (.11)       .32       (.43)        --       (.43)      10.43         3.07
        1998         10.13       .44          .41        .85       (.44)        --       (.44)      10.54         8.57
        1997 (d)     10.23       .13         (.12)       .01       (.11)        --       (.11)      10.13          .13

Class C (2/97)
        2000         10.51       .45         (.96)      (.51)      (.44)        --       (.44)       9.56        (4.89)
        1999         10.63       .45         (.11)       .34       (.46)        --       (.46)      10.51         3.18
        1998         10.21       .47          .42        .89       (.47)        --       (.47)      10.63         8.85
        1997 (d)     10.18       .15          .04        .19       (.16)        --       (.16)      10.21         1.85

Class R (2/97)
        2000         10.55       .52         (.96)      (.44)      (.52)        --       (.52)       9.59        (4.22)
        1999         10.66       .54         (.11)       .43       (.54)        --       (.54)      10.55         4.06
        1998         10.22       .56          .43        .99       (.55)        --       (.55)      10.66         9.84
        1997 (d)     10.20       .18         (.02)       .16       (.14)        --       (.14)      10.22         1.55
=======================================================================================================================

                                                  Ratios/Supplemental Data
                    --------------------------------------------------------------------------------------
                                 Before Credit/           After             After Credit/
                                 Reimbursement       Reimbursement (b)    Reimbursement (c)
                              -------------------   -------------------  -------------------
                                            Ratio                 Ratio                Ratio
                                           of Net                of Net               of Net
KANSAS**                                  Invest-               Invest-              Invest-
                                 Ratio       ment   Ratio of       ment  Ratio of       ment
                              Expenses     Income   Expenses     Income  Expenses     Income
                      Ending        to         to         to         to        to         to
                         Net   Average    Average    Average    Average   Average    Average    Portfolio
Year Ended            Assets       Net        Net        Net        Net       Net        Net     Turnover
May 31,                (000)    Assets     Assets     Assets     Assets    Assets     Assets         Rate
----------------------------------------------------------------------------------------------------------
Class A (1/92)
        2000        $ 86,460      1.01%      5.04%      1.01%      5.05%     1.00%      5.06%          54%
        1999         113,140       .90       4.63        .76       4.78       .75       4.78           27
        1998         102,217       .90       4.79        .71       4.98       .71       4.98           13
        1997          95,891      1.03       4.89        .68       5.24       .68       5.24           40
        1996          96,694      1.08       4.80        .57       5.31       .57       5.31           55

Class B (2/97)
        2000           5,361      1.77       4.31       1.77       4.31      1.76       4.32           54
        1999           6,497      1.65       3.89       1.51       4.03      1.51       4.03           27
        1998           3,238      1.65       4.02       1.45       4.22      1.45       4.22           13
        1997 (d)         605      1.65*      4.24*      1.27*      4.62*     1.27*      4.62*          40

Class C (2/97)
        2000           5,633      1.57       4.51       1.56       4.51      1.56       4.52           54
        1999           6,171      1.45       4.10       1.32       4.23      1.32       4.23           27
        1998           1,716      1.44       4.21       1.24       4.41      1.24       4.41           13
        1997 (d)          91      1.45*      4.49*      1.09*      4.85*     1.09*      4.85*          40

Class R (2/97)
        2000           1,360       .85       5.32        .85       5.32       .84       5.33           54
        1999             679       .70       4.87        .59       4.97       .59       4.97           27
        1998              12       .70       4.97        .51       5.16       .51       5.16           13
        1997 (d)          --       .08*      6.53*        --       6.61*       --       6.61*          40
==========================================================================================================

*    Annualized.

** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Kansas.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b)  After expense reimbursement from the investment adviser, where applicable.

(c)  After custodian fee credit and expense reimbursement, where applicable.

(d)  From commencement of class operations as noted.

_____
37

                   Selected data for a share outstanding throughout each period:

Class (Inception Date)

                            Investment Operations       Less Distributions
                          -------------------------  -------------------------                       ----------------------------
                                                                                                                   Before Credit/
                                                                                                                   Reimbursement
                                                                                                                -----------------
                                                                                                                            Ratio
                                                                                                                           of Net
MISSOURI**                                Net                                                                             Invest-
                                    Realized/                                                                   Ratio of     ment
                                   Unrealized                                                                   Expenses   Income
                Beginning     Net     Invest-            Net                     Ending                 Ending        to       to
                      Net  Invest       ment         Invest-                        Net                    Net   Average  Average
Year Ended          Asset    ment       Gain            ment   Capital            Asset      Total      Assets       Net      Net
May 31,             Value  Income     (Loss)  Total   Income     Gains   Total    Value  Return(a)       (000)    Assets   Assets
---------------------------------------------------------------------------------------------------------------------------------
Class A (8/87)
        2000    $   11.12  $  .55  $    (.93) $(.38) $  (.55)  $  (.01)  $(.56)  $10.18      (3.47)  $ 194,271       .96%    5.25%
        1999        11.23     .55       (.11)   .44     (.55)       --    (.55)   11.12       3.95     238,498       .86     4.87
        1998        10.80     .56        .43    .99     (.56)       --    (.56)   11.23       9.32     233,456       .87     5.02
        1997        10.51     .56        .29    .85     (.56)       --    (.56)   10.80       8.29     218,924      1.00     5.13
        1996        10.72     .58       (.21)   .37     (.58)       --    (.58)   10.51       3.51     212,717      1.05     5.12

Class B (2/97)
        2000        11.11     .47       (.93)  (.46)    (.46)     (.01)   (.47)   10.18      (4.13)      5,165      1.71     4.51
        1999        11.23     .47       (.12)   .35     (.47)       --    (.47)   11.11       3.09       5,286      1.61     4.12
        1998        10.80     .47        .44    .91     (.48)       --    (.48)   11.23       8.53       1,677      1.62     4.25
        1997 (d)    10.81     .16       (.01)   .15     (.16)       --    (.16)   10.80       1.40         454      1.62*    4.42*

Class C (2/94)
        2000        11.11     .49       (.93)  (.44)    (.49)     (.01)   (.50)   10.17      (4.03)     10,229      1.50     4.69
        1999        11.23     .49       (.12)   .37     (.49)       --    (.49)   11.11       3.31      13,444      1.41     4.32
        1998        10.80     .50        .43    .93     (.50)       --    (.50)   11.23       8.74      11,253      1.42     4.47
        1997        10.50     .51        .29    .80     (.50)       --    (.50)   10.80       7.80       7,968      1.55     4.57
        1996        10.72     .51       (.21)   .30     (.52)       --    (.52)   10.50       2.84       6,220      1.60     4.54
Class R (2/97)
        2000        11.12     .57       (.93)  (.36)    (.57)     (.01)   (.58)   10.18      (3.29)        442       .77     5.47
        1999        11.23     .58       (.12)   .46     (.57)       --    (.57)   11.12       4.17         393       .66     5.07
        1998        10.80     .58        .43   1.01     (.58)       --    (.58)   11.23       9.56          41       .67     5.22
        1997 (d)    10.90     .17       (.12)   .05     (.15)       --    (.15)   10.80        .43          34       .67*    5.53*
=================================================================================================================================

                       Ratios/Supplemental Data
                     --------------------------------------
                          After               After Credit/
                      Reimbursement (b)     Reimbursement (c)
                     -------------------   ------------------
                                   Ratio                Ratio
                                  of Net               of Net
MISSOURI**                       Invest-              Invest-
                      Ratio of      ment   Ratio of      ment
                      Expenses    Income   Expenses    Income
                            to        to         to        to
                       Average   Average    Average   Average    Portfolio
Year Ended                 Net       Net        Net       Net     Turnover
May 31,                 Assets    Assets     Assets    Assets         Rate
--------------------------------------------------------------------------
Class A (8/87)
        2000               .96%     5.25%       .95%     5.26%          21%
        1999               .86      4.87        .86      4.87           12
        1998               .87      5.02        .87      5.02           19
        1997               .86      5.27        .86      5.27           41
        1996               .80      5.37        .80      5.37           38

Class B (2/97)
        2000              1.71      4.51       1.70      4.52           21
        1999              1.61      4.13       1.61      4.13           12
        1998              1.62      4.25       1.62      4.25           19
        1997 (d)          1.45*     4.59*      1.45*     4.59*          41

Class C (2/94)
        2000              1.50      4.69       1.49      4.70           21
        1999              1.41      4.32       1.41      4.32           12
        1998              1.42      4.47       1.42      4.47           19
        1997              1.40      4.72       1.40      4.72           41
        1996              1.35      4.79       1.35      4.79           38
Class R (2/97)
        2000               .77      5.47        .76      5.48           21
        1999               .65      5.08        .65      5.08           12
        1998               .67      5.22        .67      5.22           19
        1997 (d)           .55*     5.65*       .55*     5.65*          41
============================================================================

*    Annualized.
** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Missouri.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b)  After expense reimbursement from the investment adviser, where applicable.
(c)  After custodian fee credit and expense reimbursement, where applicable.
(d)  From commencement of class operations as noted.

                   _______

                              Selected data for a share outstanding throughout each period:

Class (Inception Date)
                             Investment Operations                                   Less Distributions
                             ---------------------                                   ------------------


WISCONSIN

                                           Net
                                     Realized/
                                    Unrealized
               Beginning       Net     Invest-                      Net                                Ending
                     Net   Invest-        ment                  Invest-                                   Net
Year Ended         Asset      ment        Gain                     ment     Capital                     Asset         Total
May 31,            Value    Income      (Loss)       Total       Income       Gains        Total        Value     Return(a)
---------------------------------------------------------------------------------------------------------------------------
Class A (6/94)
        2000     $ 10.20     $ .44      $ (.95)     $ (.51)     $ (.44)      $ (.01)      $ (.45)      $ 9.24      (5.04)%
        1999       10.28       .47        (.08)        .39        (.47)          --         (.47)       10.20       3.83
        1998        9.80       .49         .49         .98        (.50)          --         (.50)       10.28      10.19
        1997        9.61       .51         .19         .70        (.51)          --         (.51)        9.80       7.40
        1996        9.79       .50        (.18)        .32        (.50)          --         (.50)        9.61       3.35

Class B (2/97)
        2000       10.23       .37        (.95)       (.58)       (.37)        (.01)        (.38)        9.27      (5.75)
        1999       10.31       .39        (.08)        .31        (.39)          --         (.39)       10.23       3.05
        1998        9.82       .42         .49         .91        (.42)          --         (.42)       10.31       9.46
        1997 (d)    9.87       .12        (.06)        .06        (.11)          --         (.11)        9.82        .60

Class C (2/97)
        2000       10.22       .39        (.95)       (.56)       (.39)        (.01)        (.40)        9.26      (5.56)
        1999       10.30       .41        (.07)        .34        (.42)          --         (.42)       10.22       3.29
        1998        9.82       .44         .49         .93        (.45)          --         (.45)       10.30       9.59
        1997 (d)    9.87       .13        (.07)        .06        (.11)          --         (.11)        9.82        .65
Class R (2/97)
        2000       10.23       .46        (.94)       (.48)       (.46)        (.01)        (.47)        9.28      (4.73)
        1999       10.31       .49        (.08)        .41        (.49)          --         (.49)       10.23       4.04
        1998        9.82       .53         .48        1.01        (.52)          --         (.52)       10.31      10.47
        1997 (d)    9.87       .15        (.07)        .08        (.13)          --         (.13)        9.82        .84
--------------------------------------------------------------------------------------------------------------------------

                                                        Ratios/Supplemental Data
                      ---------------------------------------------------------------------------------------------
                                   Before Credit/            After                   After Credit/
                                    Reimbursement      Reimbursement (b)          Reimbursement (c)
                                    -------------      -----------------          -----------------
                                            Ratio                  Ratio                      Ratio
WISCONSIN**                                of Net                 of Net                     of Net
                                          Invest-                Invest-                    Invest-
                             Ratio of        ment    Ratio of       ment     Ratio of          ment
                             Expenses      Income    Expenses     Income     Expenses        Income
                    Ending         to          to          to         to           to            to
                       Net    Average     Average     Average    Average      Average       Average     Portfolio
Year Ended          Assets        Net         Net         Net        Net          Net           Net      Turnover
May 31,              (000)     Assets      Assets      Assets     Assets       Assets        Assets          Rate
--------------------------------------------------------------------------------------------------------------------
Class A (6/94)
        2000     $  30,146       1.14%      4.50%      1.02%       4.62%        1.01%        4.63%        26%
        1999        29,217       1.16       4.05        .68        4.53          .68         4.53          9
        1998        24,313       1.36       4.06        .55        4.87          .55         4.87         10
        1997        14,004       1.61       4.10        .51        5.20          .51         5.20         42
        1996        12,370       1.51       4.15        .64        5.02          .64         5.02         47

Class B (2/97)
        2000         3,977       1.89       3.75       1.76        3.87         1.75         3.88         26
        1999         3,795       1.91       3.30       1.43        3.78         1.43         3.79          9
        1998         1,877       2.08       3.28       1.32        4.04         1.32         4.04         10
        1997 (d)        20       2.18*      3.57*       .94*       4.81*         .94*        4.81*        42

Class C (2/97)
        2000         4,366       1.69       3.95       1.57        4.07         1.56         4.08         26
        1999         3,457       1.71       3.51       1.23        3.99         1.23         3.99          9
        1998         1,366       1.89       3.47       1.11        4.25         1.11         4.25         10
        1997 (d)        76       1.98*      3.62*       .69*       4.91*         .69*        4.91*        42

Class R (2/97)
        2000            45        .92       4.67        .79        4.81          .78         4.82         26
        1999           107        .96       4.26        .48        4.73          .48         4.74          9
        1998            45       1.12       4.28        .32        5.08          .32         5.08         10
        1997 (d)        40       1.28*      4.39*        --        5.67*          --         5.67*        42
-----------------------------------------------------------------------------------------------------------------

*       Annualized.

** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Wisconsin.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b) After expense reimbursement from the investment adviser, where applicable.

(c)     After custodian fee credit and expense reimbursement, where applicable.

(d)     From commencement of class operations as noted.

_______
39

Report of Independent Public Accountants



To the Board of Trustees and Shareholders of Nuveen Flagship Multistate Trust
IV:


We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Flagship Kansas Municipal Bond Fund, Nuveen Flagship Missouri Municipal Bond Fund, and Nuveen Flagship Wisconsin Municipal Bond Fund (collectively, the "Funds") (three of the portfolios constituting the Nuveen Flagship Multistate Trust IV (a Massachusetts business trust)), as of May 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years then ended and the financial highlights for each of the three years then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the Funds for the years ended May 31, 1997 and prior were audited by other auditors whose report dated July 11, 1997, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2000, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen Flagship Kansas Municipal Bond Fund, Nuveen Flagship Missouri Municipal Bond Fund, and Nuveen Flagship Wisconsin Municipal Bond Fund of the Nuveen Flagship Multistate Trust IV as of May 31, 2000, and the results of their operations for the year then ended, the changes in their net assets for each of the two years then ended and the financial highlights for each of the three years then ended, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Chicago, Illinois
July 18, 2000


____
40

Fund Information


Board of Trustees                       Transfer Agent and Shareholder Services

Robert P. Bremner                       Chase Global Funds Services Company
                                        73 Tremont Street
Lawrence H. Brown                       Boston, MA 02108

Anne E. Impellizzeri                    (800) 257-8787

Peter R. Sawers                         Legal Counsel

William J. Schneider                    Morgan, Lewis &
                                        Bockius LLP
Timothy R. Schwertfeger                 Washington, D.C.

Judith M. Stockdale                     Independent Public Accountants

Fund Manager                            Arthur Andersen LLP
Nuveen Advisory Corp.                   Chicago, IL
333 West Wacker Drive
Chicago, IL 60606


____
41

     Serving
Investors
         For Generations

[PHOTO OF JOHN NUVEEN, SR., APPEARS HERE]
John Nuveen, Sr.

A 100-Year Tradition of Quality Investments

Since 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. In fact, more than 1.3 million investors have trusted Nuveen to help them build and sustain the wealth of a lifetime.

Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. We can help you build a better, well-diversified portfolio.

Call Your Financial Advisor Today

To find out how Nuveen Mutual Funds might round out your investment portfolio, contact your financial advisor today. Or call Nuveen at (800) 257-8787 for more information. Ask your advisor or call for a prospectus, which details risks, fees and expenses. Please read the prospectus carefully before you invest.


NUVEEN
   Investments

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, Illinois 60606-1286
www.nuveen.com

                           PART C--OTHER INFORMATION

Item 22: Financial Statements.
Financial statements:

  Included in the Prospectus:

    Financial Highlights

  Accompanying the Statement of Additional Information are the Funds' most recent Annual Reports:

    Portfolio of Investments

    Statement of Net Assets

    Statement of Operations

    Statement of Changes in Net Assets

    Report of Independent Public Accountants

Item 23: Exhibits.

 a.1       Declaration of Trust of Registrant. Filed as Exhibit 1(a) to
           Registrant's Registration Statement on Form N-1A (File No.
           333-16615) and incorporated herein by reference thereto.
 a.2       Amendment to Declaration of Trust of Registrant dated
           September 15, 2000.
 a.3 Amended Establishment and Designation of Series of Shares of Beneficial Interest dated September 15, 2000.
 a.4 Certificate for the Establishment and Designation of Classes dated July 10, 1996. Filed as Exhibit 1(c) to Registrant's
           Registration Statement on Form N-1A (File No. 333-16615) and incorporated herein by reference thereto.
 a.5       Incumbency Certificate. Filed as Exhibit 1(d) to Post-
           Effective Amendment No. 1 to Registrant's Registration
           Statement on Form N-1A (File No. 333-16615) and incorporated herein by reference thereto.
 b.        By-Laws of Registrant. Filed as Exhibit 2 to Registrant's
           Registration Statement on Form N-1A (File No. 333-16615) and incorporated herein by reference thereto.
 b.1       Amendment to By-Laws. Filed as Exhibit b.1 to Post-Effective
           Amendment No. 4 to Registrant's Registration Statement on Form
           N-1A (File No. 773-16615) and incorporated herein by reference thereto.
 c.        Specimen certificates of Shares of each Fund. Filed as Exhibit
           4 to Registrant's Registration Statement on Form N-1A (File
           No. 333-16615) and incorporated herein by reference thereto.
 d.        Investment Management Agreement between Registrant and Nuveen
           Advisory Corp. Filed as Exhibit 5 to Post-Effective Amendment
           No. 1 to Registrant's Registration Statement on Form N-1A
           (File No. 333-16615) and incorporated herein by reference thereto.
 d.1       Renewal of Investment Management Agreement dated June 1, 2000.
 e.        Distribution Agreement between Registrant and John Nuveen &
           Co. Incorporated. Filed as Exhibit 6 to Post-Effective
           Amendment No. 1 to Registrant's Registration Statement on Form
           N-1A (File No. 333-16615) and incorporated herein by reference thereto.
 e.1       Renewal of Distribution Agreement dated July 31, 2000.
 f.        Not applicable.
 g.        Custodian Agreement between Registrant and Chase Manhattan
           Bank. Filed as Exhibit 8 to Post-Effective Amendment No. 1 to
           Registrant's Registration Statement on Form N-1A (File No.
           333-16615) and incorporated herein by reference thereto.
 h.        Transfer Agency Agreement between Registrant and Chase Global
           Funds Services Company. Filed as Exhibit h to Post-Effective
           Amendment No. 3 to Registrant's Registration Statement on Form
           N-1A (File No. 333-16615) and incorporated by reference thereto.
 i.        Opinion of Morgan, Lewis, and Bockius LLP.
 j.        Consent of Arthur Andersen LLP, Independent Public
           Accountants.
 k.        Not applicable.
 l.        Not applicable.

     m.    Amended Plan of Distribution and Service Pursuant to Rule 12b-
           1 for the Class A Shares, Class B Shares and Class C Shares of
           each Fund. Filed as Exhibit m to Post-Effective Amendment No.
           4 to Registrant's Registration Statement on Form N-1A (File
           No. 333-16615) and incorporated herein by reference thereto.
     o.    Multi-Class Plan Adopted Pursuant to Rule 18f-3. Filed as
           Exhibit 18 to Registrant's Registration Statement on Form N-1A
           (File No. 333-16615) and incorporated herein by reference
           thereto.
 99(a).    Original Powers of Attorney for all of Registrant's trustees authorizing, among others, Gifford R. Zimmerman and Alan G.
           Berkshire to execute the Registration Statement on his or her behalf.
 99(b).    Certified copy of Resolution of Board of Trustees authorizing the signing of the names of trustees and officers on the
           Registrant's Registration Statement pursuant to power of
           attorney.
 99(c).    Code of Ethics and Reporting Requirements.

Item 24: Persons Controlled by or under Common Control with Registrant Not applicable.

Item 25: Indemnification
Section 4 of Article XII of Registrant's Amended and Restated Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

  (a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

  (b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

  (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

    (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

    (ii) by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this
Section 4, provided that either:

  (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

  (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a "Disinterested Trustee" is one (x) who is not an Interested Person of the Trust (including, as such Disinterested Trustee, anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the word "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

                                ----------------

The trustees and officers of the Registrant are covered by an Investment Trust Errors and Omission policy in the aggregate amount of $20,000,000 (with a maximum deductible of $500,000) against liability and expenses of claims of wrongful acts arising out of their position with the Registrant, except for matters which involved willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of Registrant or where he or she shall have had reasonable cause to believe this conduct was unlawful).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the officers, trustees or controlling persons of the Registrant pursuant to the Declaration of Trust of the Registrant or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such officer, trustee or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26: Business and Other Connections of Investment Adviser

Nuveen Advisory Corp. serves as investment adviser to the following open-end management type investment companies: Nuveen Multistate Trust I, Nuveen Multistate Trust II, Nuveen Multistate Trust III, Nuveen Multistate Trust IV, Nuveen Municipal Trust, Nuveen Taxable Funds, Inc., Nuveen Municipal Money Market Fund, Inc., and Nuveen Money Market Trust. It also serves as investment adviser to the following closed-end management type investment companies:
Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc. Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California

Premium Income Municipal Fund, Nuveen Insured Premium Income Municipal Fund 2, Nuveen Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund and Nuveen New York Dividend Advantage Municipal Fund. Nuveen Advisory Corp. has no other clients or business at the present time. The principal business address for all of these investment companies is 333 West Wacker Drive, Chicago, Illinois 60606.

For a description of other business, profession, vocation or employment of a substantial nature in which any director or officer, other than John P. Amboian, of the investment adviser has engaged during the last two years for his account or in the capacity of director, officer, employee, partner or trustee, see the descriptions under "Management" in the Statement of Additional Information.

John P. Amboian is President, formerly Executive Vice President and Chief Financial Officer, and Director of Nuveen Advisory Corp., the investment adviser. Mr. Amboian has, during the last two years, been President, formerly Executive Vice President and Chief Financial Officer of Nuveen Investments, the John Nuveen Company and Nuveen Institutional Advisory Corp.; Executive Vice President of Rittenhouse Financial Services, Inc. and President and Chief Operating Officer of Nuveen Senior Loan Asset Management Inc. (since September
1999).

Item 27: Principal Underwriters

(a) Nuveen Investments ("Nuveen") acts as principal underwriter to the following open-end management type investment companies:Nuveen Multistate Trust I, Nuveen Multistate Trust II, Nuveen Multistate Trust III, Nuveen Multistate Trust IV, Nuveen Municipal Trust, Nuveen Municipal Money Market Fund, Inc., Nuveen Taxable Funds Inc., Nuveen Money Market Trust and Nuveen Investment Trust, Nuveen Investment Trust II, and Nuveen Investment Trust III. Nuveen also acts as depositor and principal underwriter of the Nuveen Tax-Exempt Unit Trust and Nuveen Unit Trusts, registered unit investment trusts. Nuveen has also served or is serving as co-managing underwriter to the following closed-end management type investment companies: Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Washington Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, Nuveen Insured Premium Income Municipal Fund 2, Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Insured California Select Tax-Free Income Portfolio, Nuveen Insured New York Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 3, Nuveen Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund and Nuveen New York Dividend Advantage Municipal Fund.

(b)

Name and Principal           Positions and Offices           Positions and Offices
Business Address             with Underwriter                with Registrant
----------------------------------------------------------------------------------
Timothy R. Schwertfeger      Chairman of the Board,          Chairman of the Board
333 West Wacker Drive        Chief Executive Officer         and Trustee
Chicago, IL 60606            and Director
John P. Amboian              President                       None
333 West Wacker Drive
Chicago, IL 60606

                                                            Positions and
Name and Principal      Positions and Offices               Offices
Business Address        with Underwriter                    with Registrant
-------------------------------------------------------------------------------
William Adams IV        Executive Vice President            None
333 West Wacker Drive
Chicago, IL 60606
Alan G. Berkshire       Senior Vice President and Secretary Vice President and
333 West Wacker Drive                                       Assistant Secretary
Chicago, IL 60606
Robert K. Burke         Vice President                      None
333 West Wacker Drive
Chicago, IL 60606
Peter H. D'Arrigo       Vice President and Treasurer        Vice President and
333 West Wacker Drive                                       Treasurer
Chicago, IL 60606
Stephen D. Foy          Vice President                      Vice President and
333 West Wacker Drive                                       Controller
Chicago, IL 60606
Benjamin T. Fulton      Vice President                      None
333 West Wacker Drive
Chicago, IL 60606
Richard D. Hughes       Executive Vice President            None
Two Radnor Corporate
Center
Radnor, PA 19087
Anna R. Kucinskis       Vice President                      None
333 West Wacker Drive
Chicago, IL 60606
Robert B. Kuppenheimer  Vice President                      None
19900 MacArthur Blvd.
Irvine, CA 92612
Larry W. Martin         Vice President and                  Vice President and
333 West Wacker Drive   Assistant Secretary                 Assistant Secretary
Chicago, IL 60606
Thomas C. Muntz         Vice President                      None
333 West Wacker Drive
Chicago, IL 60606
Paul C. Williams        Vice President                      None
333 West Wacker Drive
Chicago, IL 60606
Allen J. Williamson     Group President                     None
333 West Wacker Drive
Chicago, IL 60606
Margaret E. Wilson      Vice President and                  None
333 West Wacker Drive   Corporate Controller
Chicago, IL 60606
Gifford R. Zimmerman    Vice President                      Vice President and
333 West Wacker Drive   and Assistant Secretary             Secretary
Chicago, IL 60606

(c) Not applicable.

Item 28: Location of Accounts and Records
Nuveen Advisory Corp., 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholder meetings and contracts of the Registrant and all advisory material of the investment adviser.

The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004 maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Advisory Corp. or Chase Global Funds Services Company.

Chase Global Funds Services Company, 73 Tremont Street, Boston, Massachusetts, maintains all the required records in its capacity as transfer, dividend paying, and shareholder service agent for the Funds.

Item 29: Management Services
Not applicable.

Item 30: Undertakings
Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this Registration Statement meets all the requirements for effectiveness under paragraph (b) of Rule 485 under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 5 to Registration Statement No. 333-16615 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, and State of Illinois, on the 28th day of September, 2000.

                                      NUVEEN MULTISTATE TRUST IV

                                          /s/ Gifford R. Zimmerman
                                      ------------------------------------------

                                          Gifford R. Zimmerman, Vice President

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

            Signature                     Title                       Date
            ---------                     -----                       ----
      /s/ Stephen D. Foy
 -------------------------------
         Stephen D. Foy          Vice President and            September 28, 2000
                                  Controller (Principal
                                  Financial and
                                  Accounting Officer)

     Timothy R. Schwertfeger     Chairman of the Board,
                                  President and Trustee
                                  (Principal Executive
                                  Officer)
        Robert P. Bremner        Trustee
        Lawrence H. Brown        Trustee
      Anne E. Impellizzeri       Trustee                   /s/ Gifford R.
         Peter R. Sawers         Trustee                  Zimmerman
      William J. Schneider       Trustee
       Judith M. Stockdale       Trustee

                                                 By_____________________________

                                                     Gifford R. Zimmerman
                                                          Attorney-in-Fact

                                                      September 28, 2000

An original power of attorney authorizing, among others, Gifford R. Zimmerman and Alan G. Berkshire to execute this Registration Statement, and Amendments thereto, for each of the Trustees of the Registrant has been executed and is filed as an exhibit to this Registration Statement.

                                 EXHIBIT INDEX

                                                                   Sequentially
  Exhibit                                                            Numbered
  Number                          Exhibit                              Page
  -------                         -------                          ------------
     a.2   Amendment to Declaration of Trust of Registrant dated
           September 15, 2000.
     a.3   Amended Establishment and Designation of Shares dated
           September 15, 2000.
     d.1   Renewal of Investment Management Agreement dated June
           1, 2000.
     e.1   Renewal of Distribution Agreement dated July 31,
           2000.
     i.    Opinion of Morgan Lewis & Bockius LLP.
     j.    Consent of Arthur Andersen LLP, Independent Public
           Accountants.
 99(a).    Powers of Attorney.
 99(b).    Certified copy of Resolution of Board of Trustees au-
           thorizing the signing of the names of trustees and
           officers on the Registrant's Registration Statement
           pursuant to power of attorney.
 99(c).    Code of Ethics and Reporting Requirements.